UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07822

AMERICAN CENTURY INVESTMENT TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	3-31

Date of reporting period:	3-31-2011

ITEM 1.  REPORTS TO STOCKHOLDERS.
ANNUAL REPORT           MARCH 31, 2011

Core Plus Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	28
Statement of Operations	29
Statement of Changes in Net Assets	30
Notes to Financial Statements	31
Financial Highlights	39
Report of Independent Registered Public Accounting Firm	45
Proxy Voting Results	46
Management	47
Additional Information	50

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Investment Performance and Macroeconomic Update

Investment performance tables turned dramatically since our semiannual report for the six months ended September 30, 2010. That report chronicled an uneven period for economic growth and financial market performance that produced generally higher returns for U.S. bonds than for U.S. stocks. For the subsequent six months ended March 31, 2011, broad U.S. stock indices significantly outperformed their bond counterparts as monetary and fiscal intervention in 2010 fueled investor optimism about economic and financial market conditions in 2011 and 2012. The S&P 500 Index (representing U.S. stocks) and the Barclays Capital U.S. Aggregate Bond Index returned 17.31% and -0.88%, respectively, during those final six months.

In the second half of 2010, the U.S. Federal Reserve launched its second round of quantitative easing (QE2), a form of monetary intervention involving the purchase of U.S. government securities to increase the money supply and encourage investors to purchase potentially higher-risk/higher-return assets, such as stocks. Small-cap growth stocks benefited most from the resulting rally. But besides boosting stock prices, QE2 also helped fuel inflation fears. The benchmark 10-year U.S. Treasury note suffered a -5.92% total return from September 30, 2010, to March 31, 2011, as its yield jumped from 2.51% to 3.47%.

These developments over the more-recent six months are incorporated in the broader, enclosed 12-month Market Perspective and Portfolio Commentary from the portfolio management team. Our experts will continue to diligently apply their knowledge and skills as they make daily investment decisions for you.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic Uncertainty Gave Way to Economic Optimism

Bonds generated solid returns for the 12 months ended March 31, 2011—a period characterized by mixed economic data and changing investor sentiment. Early in the period, a slowdown in the pace of economic growth, combined with lingering high unemployment, the European sovereign debt crisis, and mounting deflationary signals, stoked fears of a double-dip recession. This backdrop fueled demand for Treasuries and other “safe haven” investments.

Dissatisfied with the slow pace of economic growth and the lingering high jobless rate, the Federal Reserve (the Fed) kept its federal funds rate target near zero and, in late 2010, announced a second round of quantitative easing, dubbed “QE2” (the Fed’s government-securities purchase program designed to expand the money supply). This action, combined with improving economic data and the extension of prevailing federal income tax rates, sparked a fresh round of economic optimism and “risk-taking” by investors. At the same time, inflationary pressures began brewing, primarily due to better economic forecasts combined with soaring prices for oil and other commodities.

Demand for Yield, Inflation Protection Drove Performance

Treasury yields declined across all maturities, yet the slope of the yield curve (between two and 30 years) remained relatively unchanged. The generally low interest rate environment prompted investors to maintain a healthy appetite for yield. This led to strong, broad-benchmark-beating performance from investment-grade and high-yield corporate bonds, which also benefited from solid corporate fundamentals and low default rates. Longer-term nominal Treasuries also outperformed the broad bond market in this rate environment, but they lagged their inflation-indexed counterparts. Concerns about rising inflation pushed TIPS (Treasury inflation-protected securities) to the top of the investment-grade fixed-income performance hierarchy for the 12-month period.

Government agency mortgage-backed securities (MBS) posted positive returns for the period, but they lagged the broader market. Valuations in the sector remained tight relative to Treasuries, giving investors little incentive to take on additional risk. Meanwhile, cash returns were essentially flat throughout the period, reflecting the Fed’s near-zero interest rate policy.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2011
Barclays Capital U.S. Bond Market Indices		Barclays Capital U.S. Treasury Bellwethers
Corporate High-Yield	14.31%	3-Month Bill	0.19%
Treasury Inflation Protected Securities (TIPS)	7.91%	2-Year Note	1.64%
Corporate (investment-grade)	7.46%	10-Year Note	6.55%
Aggregate (multi-sector)	5.12%	30-Year Bond	6.91%
Treasury	4.53%
MBS (mortgage-backed securities)	4.37%

Performance

Total Returns as of March 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ACCNX	5.42%	6.84%	11/30/06
Barclays Capital U.S. Aggregate Bond Index	—	5.12%	5.64%	—
Institutional Class	ACCUX	5.53%	7.04%	11/30/06
A Class No sales charge* With sales charge*	ACCQX	5.06% 0.32%	6.56% 5.43%	11/30/06
B Class No sales charge* With sales charge*	ACCJX	4.28% 0.28%	5.77% 5.38%	11/30/06
C Class	ACCKX	4.28%	5.77%	11/30/06
R Class	ACCPX	4.80%	6.29%	11/30/06

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index does not.

Growth of $10,000 Over Life of Class
$10,000 investment made November 30, 2006

*From 11/30/06, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
0.66%	0.46%	0.91%	1.66%	1.66%	1.16%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index does not.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell, and David MacEwen

Performance Summary

Core Plus returned 5.42%* for the 12 months ended March 31, 2011. By comparison, the portfolio’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 5.12%. See page 4 for additional performance comparisons. Fund returns reflect operating expenses, while index returns do not.

Core Plus’s absolute return reflected the positive performance of investment-grade and high-yield corporate bonds during the 12-month period. Relative to the benchmark, the main contributors to performance included an overweight to corporate credit and security-selection decisions within the investment-grade and high-yield corporate sectors.

Overweight to Credit Helped Performance

We continued to underweight U.S. Treasuries and maintain a portfolio overweight position in investment-grade and high-yield corporate bonds, which contributed favorably to performance. Corporate bonds outperformed U.S. Treasuries and the broad bond market during the period, benefitting from improving corporate fundamentals and investor demand for yield. Within the corporate component, an allocation to high-yield corporate bonds (approximately 13% of assets as of March 31, 2011) further boosted the portfolio’s performance. High-yield corporate bonds represented the best-performing segment of the domestic fixed-income market for the 12-month period. Our security selection was helpful, particularly among bonds with “BB” credit ratings.

Late in the period, we began to slightly reduce the portfolio’s corporate overweight, due to the sector’s lengthy performance run and significant spread tightening. We reinvested the proceeds in U.S. Treasury and non-U.S.-dollar-denominated securities.

Mortgages Mixed; Non-Dollar Bonds Lagged

Within the portfolio’s mortgage allocation, we maintained an underweight position in traditional pass-through government agency mortgage-backed securities (MBS), primarily due to their tight valuations. Yields on these collateral MBS remained at historically low levels on an absolute basis and relative to Treasury securities. Instead, we focused on higher-yielding commercial mortgage-backed securities (CMBS) and collateralized mortgage obligations (CMOs). Investors favored these “structured” mortgage products, which are less likely to experience sharp price volatility due to refinancing or rapidly changing interest rates. Our CMOs contributed favorably to performance, but within the CMBS sector, security selection dragged down results. We favored higher-quality, short-maturity securities, which lagged lower-quality, longer-maturity CMBS.

We also made a small investment (approximately 3% of assets as of March 31, 2011) in German government bonds. Fears of inflation and a rate hike from the European Central Bank pushed yields on German government bonds higher and prices lower late in the reporting period, which hurt overall relative performance.

*All fund returns referenced in this commentary are for Investor Class shares.

Yield Curve Positioning Favored Flattening

We continued to position the portfolio for a longer-term flattening of the yield curve (the graphic representation of Treasury yields), with the expectation that the yield difference between two- and 30-year Treasuries would narrow going forward. This strategy had a minimal impact on performance during the 12-month period, as the slope of the yield curve remained relatively unchanged. From a longer term perspective—potentially after the Federal Reserve’s (the Fed’s) quantitative easing concludes in June—we believe the curve may flatten more significantly, due to short-term rates rising at a faster pace than long-term rates.

Outlook

“Economic conditions appear to have improved,” said Portfolio Manager Bob Gahagan. “ISM (Institute for Supply Management) manufacturing data, retail sales, and consumer confidence are better, but it remains to be seen if current momentum is enough to offset the winding down of stimulus programs from the Fed and the federal government, soft employment, a weak housing market, and historically high debt levels. In addition, elevated sovereign debt risk and the need for fiscal austerity in many industrialized nations may act as an additional friction to growth over the next few years. Also, the implications of the Japan earthquake and the unrest in the Middle East and Northern Africa are adding to the aura of uncertainty.

“These factors, combined with increasing inflationary pressures stemming from monetary expansion and rising commodity prices, have important implications for fixed-income investors. In this environment, we are sticking to our disciplined, relative-value approach to portfolio management, emphasizing careful security selection and risk management. As such, we are likely to maintain a duration (price sensitivity to interest rate changes) close to that of the benchmark. In terms of sector allocation, we continue to favor a modest overweight to MBS, focusing on structured mortgage products over traditional mortgage securities.”

Fund Characteristics

MARCH 31, 2011
Portfolio at a Glance
Average Duration (effective)	5.1 years
Weighted Average Life	6.8 years

30-Day SEC Yields
Investor Class	3.31%
Institutional Class	3.51%
A Class	2.93%
B Class	2.31%
C Class	2.31%
R Class	2.81%

Types of Investments in Portfolio	% of net assets
Corporate Bonds	36.1%
U.S. Government Agency Mortgage-Backed Securities	27.6%
U.S. Treasury Securities	12.5%
Commercial Mortgage-Backed Securities	8.5%
Collateralized Mortgage Obligations	5.0%
Sovereign Governments & Agencies	4.0%
Municipal Securities	3.4%
U.S. Government Agency Securities and Equivalents	0.6%
Asset-Backed Securities	—*
Temporary Cash Investments	3.2%
Other Assets and Liabilities	(0.9)%

* Category is less than 0.05% of net assets.

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2010 to March 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period* 10/1/10 - 3/31/11	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$992.50	$3.28	0.66%
Institutional Class	$1,000	$992.60	$2.29	0.46%
A Class	$1,000	$990.40	$4.52	0.91%
B Class	$1,000	$986.70	$8.22	1.66%
C Class	$1,000	$986.70	$8.22	1.66%
R Class	$1,000	$989.20	$5.75	1.16%
Hypothetical
Investor Class	$1,000	$1,021.64	$3.33	0.66%
Institutional Class	$1,000	$1,022.64	$2.32	0.46%
A Class	$1,000	$1,020.39	$4.58	0.91%
B Class	$1,000	$1,016.65	$8.35	1.66%
C Class	$1,000	$1,016.65	$8.35	1.66%
R Class	$1,000	$1,019.15	$5.84	1.16%

*
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

MARCH 31, 2011

Principal Amount	Value
Corporate Bonds — 36.1%
AEROSPACE & DEFENSE — 0.5%
Bombardier, Inc., 7.50%, 3/15/18(1)(2)	$100,000	$108,500
L-3 Communications Corp., 5.20%, 10/15/19(2)	50,000	52,186
Lockheed Martin Corp., 7.65%, 5/1/16(2)	50,000	60,608
Lockheed Martin Corp., 4.25%, 11/15/19(2)	110,000	110,973
Northrop Grumman Corp., 3.70%, 8/1/14(2)	30,000	31,390
Triumph Group, Inc., 8.00%, 11/15/17(2)	50,000	53,750
United Technologies Corp., 6.125%, 2/1/19(2)	80,000	93,342
United Technologies Corp., 6.05%, 6/1/36(2)	95,000	106,012
		616,761
AUTO COMPONENTS — 0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16(2)	50,000	51,625
TRW Automotive, Inc., 8.875%, 12/1/17(1)(2)	50,000	56,250
		107,875
BEVERAGES — 0.6%
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 11/15/14(2)	100,000	110,170
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19(2)	200,000	246,106
Anheuser-Busch InBev Worldwide, Inc., 6.875%, 11/15/19	250,000	295,413
Diageo Capital plc, 5.20%, 1/30/13(2)	40,000	42,869
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16(2)	40,000	39,637
PepsiCo, Inc., 4.875%, 11/1/40(2)	50,000	46,977
		781,172
BIOTECHNOLOGY — 0.1%
Amgen, Inc., 5.85%, 6/1/17(2)	90,000	102,437
CAPITAL MARKETS — 2.7%
Ameriprise Financial, Inc., 5.30%, 3/15/20(2)	100,000	106,036
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17(2)	343,000	385,318
Credit Suisse (New York), 5.00%, 5/15/13(2)	$170,000	$181,473
Credit Suisse (New York), 5.50%, 5/1/14(2)	100,000	109,595
Credit Suisse (New York), 5.30%, 8/13/19(2)	100,000	105,153
Deutsche Bank AG (London), 4.875%, 5/20/13(2)	40,000	42,525
Deutsche Bank AG (London), 3.875%, 8/18/14(2)	70,000	72,976
Goldman Sachs Group, Inc. (The), 5.125%, 1/15/15(2)	170,000	181,591
Goldman Sachs Group, Inc. (The), 3.70%, 8/1/15(2)	110,000	110,746
Goldman Sachs Group, Inc. (The), 3.625%, 2/7/16(2)	170,000	168,283
Goldman Sachs Group, Inc. (The), 7.50%, 2/15/19(2)	100,000	116,185
Goldman Sachs Group, Inc. (The), 5.375%, 3/15/20(2)	230,000	233,609
Goldman Sachs Group, Inc. (The), 6.25%, 2/1/41(2)	60,000	59,952
Jefferies Group, Inc., 8.50%, 7/15/19(2)	100,000	118,006
Korea Development Bank, 3.25%, 3/9/16(2)	100,000	98,165
Korea Development Bank, 4.00%, 9/9/16(2)	70,000	70,816
Merrill Lynch & Co., Inc., 6.15%, 4/25/13(2)	60,000	64,627
Morgan Stanley, 4.20%, 11/20/14(2)	150,000	154,820
Morgan Stanley, 6.00%, 4/28/15(2)	300,000	326,554
Morgan Stanley, 6.625%, 4/1/18(2)	180,000	197,786
Morgan Stanley, 5.625%, 9/23/19(2)	100,000	102,168
Morgan Stanley, 5.50%, 7/24/20(2)	160,000	159,945
Morgan Stanley, 5.75%, 1/25/21(2)	170,000	171,644
UBS AG (Stamford Branch), 2.25%, 8/12/13(2)	80,000	80,765
UBS AG (Stamford Branch), 2.25%, 1/28/14(2)	60,000	60,105
UBS AG (Stamford Branch), 5.875%, 12/20/17(2)	200,000	218,364
		3,697,207

Principal Amount	Value
CHEMICALS — 0.8%
CF Industries, Inc., 6.875%, 5/1/18	$475,000	$534,375
Dow Chemical Co. (The), 4.85%, 8/15/12(2)	40,000	41,900
Dow Chemical Co. (The), 5.90%, 2/15/15(2)	180,000	199,417
Dow Chemical Co. (The), 2.50%, 2/15/16(2)	100,000	96,301
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	50,000	53,125
Lyondell Chemical Co., 8.00%, 11/1/17(1)	90,000	99,450
Mosaic Co. (The), 7.625%, 12/1/16(1)(2)	100,000	108,018
Rohm & Haas Co., 5.60%, 3/15/13(2)	20,000	21,492
		1,154,078
COMMERCIAL BANKS — 1.7%
Barclays Bank plc, 5.00%, 9/22/16(2)	100,000	105,991
BB&T Corp., 5.70%, 4/30/14(2)	50,000	55,200
BB&T Corp., 3.20%, 3/15/16	130,000	129,024
BNP Paribas, 3.60%, 2/23/16(2)	80,000	80,082
Fifth Third Bancorp., 6.25%, 5/1/13(2)	120,000	130,153
HSBC Bank plc, 3.50%, 6/28/15(1)(2)	80,000	80,991
HSBC Holdings plc, 5.10%, 4/5/21(3)	50,000	50,276
HSBC Holdings plc, 6.80%, 6/1/38(2)	40,000	42,017
Huntington Bancshares, Inc., 7.00%, 12/15/20(2)	30,000	33,132
Lloyds TSB Bank plc, 4.875%, 1/21/16(2)	90,000	92,785
National Australia Bank Ltd., 2.75%, 9/28/15(1)(2)	100,000	98,279
PNC Bank N.A., 4.875%, 9/21/17(2)	60,000	63,014
PNC Bank N.A., 6.00%, 12/7/17(2)	30,000	33,207
PNC Funding Corp., 3.625%, 2/8/15(2)	60,000	62,004
PNC Funding Corp., 4.375%, 8/11/20(2)	50,000	49,794
Royal Bank of Scotland plc (The), 3.95%, 9/21/15	180,000	180,107
SunTrust Banks, Inc., 3.60%, 4/15/16(2)	33,000	32,797
U.S. Bancorp., 3.44%, 2/1/16	$90,000	$89,668
Wachovia Bank N.A., 4.80%, 11/1/14(2)	50,000	53,231
Wells Fargo & Co., 4.375%, 1/31/13(2)	120,000	126,378
Wells Fargo & Co., 3.68%, 6/15/16(2)	100,000	100,540
Wells Fargo & Co., 5.625%, 12/11/17(2)	350,000	382,234
Wells Fargo & Co., 4.60%, 4/1/21(2)	130,000	128,609
Westpac Banking Corp., 3.00%, 8/4/15(2)	80,000	79,788
		2,279,301
COMMERCIAL SERVICES & SUPPLIES — 0.5%
Corrections Corp. of America, 7.75%, 6/1/17(2)	200,000	218,250
Covanta Holding Corp., 7.25%, 12/1/20(2)	200,000	210,278
International Lease Finance Corp., 9.00%, 3/15/17(1)(2)	50,000	56,375
Republic Services, Inc., 5.50%, 9/15/19(2)	140,000	150,301
Waste Management, Inc., 4.75%, 6/30/20(2)	70,000	71,120
Waste Management, Inc., 6.125%, 11/30/39(2)	40,000	41,659
		747,983
COMMUNICATIONS EQUIPMENT — 0.1%
Cisco Systems, Inc., 5.90%, 2/15/39(2)	105,000	109,333
Viasat, Inc., 8.875%, 9/15/16(2)	50,000	53,813
		163,146
CONSTRUCTION MATERIALS — 0.2%
Ardagh Packaging Finance plc, 7.375%, 10/15/17(1)(2)	200,000	215,000
CONSUMER FINANCE — 1.1%
American Express Centurion Bank, 6.00%, 9/13/17(2)	250,000	278,511
American Express Co., 7.25%, 5/20/14(2)	120,000	136,473
American Express Credit Corp., 2.75%, 9/15/15(2)	60,000	58,879
American Honda Finance Corp., 2.375%, 3/18/13(1)(2)	150,000	152,105
American Honda Finance Corp., 2.50%, 9/21/15(1)(2)	190,000	186,629
Capital One Bank USA N.A., 8.80%, 7/15/19(2)	250,000	314,437
Ford Motor Credit Co. LLC, 7.50%, 8/1/12	70,000	74,637

Principal Amount	Value
John Deere Capital Corp., 4.90%, 9/9/13(2)	$50,000	$54,277
Nissan Motor Acceptance Corp., 3.25%, 1/30/13(1)(2)	60,000	61,282
SLM Corp., 5.00%, 10/1/13(2)	120,000	124,176
SLM Corp., 6.25%, 1/25/16(2)	100,000	104,358
		1,545,764
CONTAINERS & PACKAGING — 0.2%
Ball Corp., 7.125%, 9/1/16(2)	50,000	54,937
Ball Corp., 6.75%, 9/15/20(2)	150,000	157,500
Graham Packaging Co. LP/GPC Capital Corp I, 8.25%, 1/1/17	50,000	53,875
		266,312
DIVERSIFIED FINANCIAL SERVICES — 3.6%
Ally Financial, Inc., 8.30%, 2/12/15(2)	90,000	98,888
Arch Western Finance LLC, 6.75%, 7/1/13(2)	66,000	66,990
Bank of America Corp., 4.90%, 5/1/13(2)	160,000	168,825
Bank of America Corp., 4.50%, 4/1/15(2)	350,000	363,245
Bank of America Corp., 6.50%, 8/1/16(2)	260,000	287,615
Bank of America Corp., 5.75%, 12/1/17(2)	50,000	52,676
Bank of America Corp., 5.625%, 7/1/20(2)	250,000	256,761
Bank of America N.A., 5.30%, 3/15/17(2)	100,000	102,688
Citigroup, Inc., 6.00%, 12/13/13(2)	310,000	337,029
Citigroup, Inc., 6.01%, 1/15/15(2)	300,000	327,800
Citigroup, Inc., 4.75%, 5/19/15	230,000	240,952
Citigroup, Inc., 6.125%, 5/15/18(2)	270,000	294,428
Citigroup, Inc., 8.50%, 5/22/19(2)	40,000	49,370
Citigroup, Inc., 8.125%, 7/15/39(2)	50,000	62,874
General Electric Capital Corp., 3.75%, 11/14/14(2)	270,000	281,240
General Electric Capital Corp., 2.25%, 11/9/15(2)	180,000	172,808
General Electric Capital Corp., 5.625%, 9/15/17(2)	50,000	54,257
General Electric Capital Corp., 6.00%, 8/7/19(2)	420,000	458,693
General Electric Capital Corp., 4.375%, 9/16/20(2)	$200,000	$194,434
General Electric Capital Corp., 4.625%, 1/7/21(2)	120,000	118,224
General Electric Capital Corp., 5.30%, 2/11/21(2)	60,000	60,963
General Electric Capital Corp., 6.875%, 1/10/39(2)	100,000	111,965
JPMorgan Chase & Co., 3.70%, 1/20/15(2)	60,000	61,699
JPMorgan Chase & Co., 3.45%, 3/1/16	80,000	79,661
JPMorgan Chase & Co., 6.00%, 1/15/18(2)	400,000	438,521
JPMorgan Chase & Co., 4.95%, 3/25/20(2)	200,000	203,403
		4,946,009
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.2%
Alltel Corp., 7.875%, 7/1/32(2)	30,000	38,863
AT&T, Inc., 6.70%, 11/15/13(2)	100,000	112,531
AT&T, Inc., 5.10%, 9/15/14(2)	30,000	32,799
AT&T, Inc., 6.80%, 5/15/36(2)	70,000	75,035
AT&T, Inc., 6.55%, 2/15/39(2)	130,000	135,827
British Telecommunications plc, 5.15%, 1/15/13(2)	50,000	53,182
British Telecommunications plc, 5.95%, 1/15/18(2)	100,000	110,377
Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 2/1/14(2)	70,000	76,849
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18(2)	160,000	205,679
CenturyLink, Inc., 6.15%, 9/15/19(2)	100,000	105,063
CenturyLink, Inc., 7.60%, 9/15/39(2)	110,000	118,104
Cincinnati Bell, Inc., 8.75%, 3/15/18(2)	150,000	142,313
Deutsche Telekom International Finance BV, 5.25%, 7/22/13(2)	50,000	54,020
Deutsche Telekom International Finance BV, 6.75%, 8/20/18(2)	100,000	118,073
Deutsche Telekom International Finance BV, 8.75%, 6/15/30(2)	40,000	52,549
Embarq Corp., 7.08%, 6/1/16(2)	50,000	56,850

Principal Amount	Value
France Telecom SA, 4.375%, 7/8/14(2)	$80,000	$85,915
Qwest Corp., 7.875%, 9/1/11(2)	50,000	51,500
Qwest Corp., 8.875%, 3/15/12(2)	50,000	53,625
Qwest Corp., 7.50%, 10/1/14(2)	80,000	91,800
Sprint Capital Corp., 6.90%, 5/1/19(2)	100,000	103,750
Telecom Italia Capital SA, 6.175%, 6/18/14(2)	170,000	182,491
Telecom Italia Capital SA, 7.00%, 6/4/18(2)	80,000	87,038
Telecom Italia Capital SA, 7.175%, 6/18/19(2)	60,000	65,625
Telefonica Emisiones SAU, 5.88%, 7/15/19(2)	80,000	84,175
Telefonica Emisiones SAU, 5.46%, 2/16/21	110,000	111,474
Verizon Communications, Inc., 6.10%, 4/15/18(2)	100,000	112,136
Verizon Communications, Inc., 8.75%, 11/1/18(2)	110,000	140,813
Verizon Communications, Inc., 7.35%, 4/1/39(2)	110,000	128,528
Windstream Corp., 7.875%, 11/1/17(2)	240,000	258,600
		3,045,584
ELECTRIC UTILITIES — 0.7%
Carolina Power & Light Co., 5.30%, 1/15/19(2)	30,000	32,803
Cleveland Electric Illuminating Co. (The), 5.70%, 4/1/17(2)	109,000	115,888
Duke Energy Carolinas LLC, 7.00%, 11/15/18(2)	60,000	71,947
Duke Energy Corp., 6.30%, 2/1/14(2)	60,000	66,872
Duke Energy Corp., 3.95%, 9/15/14(2)	150,000	157,296
Edison International, 3.75%, 9/15/17(2)	100,000	98,395
FirstEnergy Corp., 6.45%, 11/15/11(2)	5,000	5,149
FirstEnergy Solutions Corp., 6.05%, 8/15/21(2)	150,000	155,538
Florida Power Corp., 5.65%, 6/15/18(2)	30,000	33,573
Florida Power Corp., 6.35%, 9/15/37(2)	20,000	22,417
Niagara Mohawk Power Corp., 4.88%, 8/15/19(1)	40,000	42,060
Pacificorp, 6.00%, 1/15/39(2)	$90,000	$97,048
Public Service Co. of Colorado, 5.80%, 8/1/18(2)	30,000	33,915
Southern California Edison Co., 5.625%, 2/1/36(2)	70,000	72,632
		1,005,533
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.3%
Arrow Electronics, Inc., 3.375%, 11/1/15(2)	180,000	177,147
Jabil Circuit, Inc., 7.75%, 7/15/16(2)	130,000	148,200
Jabil Circuit, Inc., 5.625%, 12/15/20(2)	40,000	39,950
		365,297
ENERGY EQUIPMENT & SERVICES — 0.4%
Ensco plc, 3.25%, 3/15/16(2)	70,000	69,730
Pride International, Inc., 6.875%, 8/15/20(2)	100,000	113,875
Transocean, Inc., 6.50%, 11/15/20(2)	80,000	88,261
Weatherford International Ltd., 9.625%, 3/1/19(2)	200,000	254,777
		526,643
FOOD & STAPLES RETAILING — 1.0%
CVS Caremark Corp., 6.60%, 3/15/19(2)	250,000	286,852
Delhaize Group SA, 5.875%, 2/1/14(2)	80,000	87,333
Delhaize Group SA, 6.50%, 6/15/17(2)	100,000	112,493
Kroger Co. (The), 5.00%, 4/15/13(2)	70,000	74,785
Kroger Co. (The), 6.40%, 8/15/17(2)	100,000	115,064
Safeway, Inc., 5.80%, 8/15/12(2)	100,000	106,370
Susser Holdings LLC/Susser Finance Corp., 8.50%, 5/15/16	75,000	81,563
Wal-Mart Stores, Inc., 5.875%, 4/5/27(2)	95,000	104,577
Wal-Mart Stores, Inc., 6.20%, 4/15/38(2)	30,000	33,049
Wal-Mart Stores, Inc., 5.625%, 4/1/40(2)	160,000	163,702
Wal-Mart Stores, Inc., 4.875%, 7/8/40	90,000	82,405
Wal-Mart Stores, Inc., 5.00%, 10/25/40(2)	130,000	121,362
		1,369,555

Principal Amount	Value
FOOD PRODUCTS — 1.1%
Archer Daniels Midland Co., 5.77%, 3/1/41(3)	$80,000	$82,204
General Mills, Inc., 5.25%, 8/15/13(2)	160,000	173,843
Kellogg Co., 4.45%, 5/30/16(2)	70,000	74,960
Kraft Foods, Inc., 6.00%, 2/11/13(2)	40,000	43,273
Kraft Foods, Inc., 6.75%, 2/19/14(2)	10,000	11,280
Kraft Foods, Inc., 5.375%, 2/10/20(2)	260,000	274,591
Kraft Foods, Inc., 6.50%, 2/9/40(2)	105,000	112,527
Mead Johnson Nutrition Co., 3.50%, 11/1/14(2)	200,000	207,126
TreeHouse Foods, Inc., 7.75%, 3/1/18(2)	325,000	351,000
Tyson Foods, Inc., 6.85%, 4/1/16(2)	100,000	112,250
		1,443,054
GAS UTILITIES — 0.2%
CenterPoint Energy Resources Corp., 6.125%, 11/1/17(2)	20,000	22,197
CenterPoint Energy Resources Corp., 6.25%, 2/1/37(2)	40,000	40,776
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 3/15/20(2)	150,000	161,250
		224,223
HEALTH CARE EQUIPMENT & SUPPLIES — 0.3%
Baxter International, Inc., 5.90%, 9/1/16(2)	50,000	57,584
Boston Scientific Corp., 4.50%, 1/15/15(2)	100,000	103,100
CareFusion Corp., 4.125%, 8/1/12(2)	100,000	103,294
Covidien International Finance SA, 1.875%, 6/15/13(2)	100,000	100,942
		364,920
HEALTH CARE PROVIDERS & SERVICES — 1.1%
DaVita, Inc., 6.375%, 11/1/18(2)	250,000	253,125
Express Scripts, Inc., 5.25%, 6/15/12(2)	200,000	209,574
Express Scripts, Inc., 7.25%, 6/15/19(2)	320,000	382,270
HCA, Inc., 7.875%, 2/15/20(2)	120,000	131,100
HCA, Inc., 7.69%, 6/15/25(2)	50,000	47,875
Medco Health Solutions, Inc., 6.125%, 3/15/13(2)	$150,000	$162,451
Medco Health Solutions, Inc., 7.25%, 8/15/13(2)	50,000	55,991
Medco Health Solutions, Inc., 4.125%, 9/15/20(2)	90,000	86,786
Tenet Healthcare Corp., 8.00%, 8/1/20	150,000	157,125
WellPoint, Inc., 5.80%, 8/15/40(2)	50,000	49,336
		1,535,633
HOTELS, RESTAURANTS & LEISURE — 0.4%
International Game Technology, 5.50%, 6/15/20(2)	50,000	50,953
McDonald’s Corp., 5.35%, 3/1/18(2)	60,000	67,192
MGM Resorts International, 9.00%, 3/15/20(2)	150,000	165,188
Pinnacle Entertainment, Inc., 8.75%, 5/15/20(2)	50,000	52,250
Universal City Development Partners Ltd/UCDP Finance, Inc., 8.875%, 11/15/15	60,000	65,625
Wyndham Worldwide Corp., 6.00%, 12/1/16(2)	50,000	52,978
Yum! Brands, Inc., 8.875%, 4/15/11(2)	50,000	50,112
Yum! Brands, Inc., 5.30%, 9/15/19(2)	88,000	93,374
		597,672
HOUSEHOLD DURABLES — 0.2%
Jarden Corp., 8.00%, 5/1/16	150,000	164,813
Toll Brothers Finance Corp., 6.875%, 11/15/12(2)	50,000	52,948
Toll Brothers Finance Corp., 6.75%, 11/1/19(2)	80,000	82,645
		300,406
HOUSEHOLD PRODUCTS — 0.2%
Central Garden and Pet Co., 8.25%, 3/1/18	150,000	157,875
Kimberly-Clark Corp., 7.50%, 11/1/18(2)	40,000	49,922
		207,797
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.4%
AES Corp. (The), 8.00%, 10/15/17(2)	250,000	270,000
Exelon Generation Co. LLC, 5.20%, 10/1/19(2)	110,000	111,544
NRG Energy, Inc., 7.625%, 1/15/18(1)(2)	225,000	233,719
		615,263

Principal Amount	Value
INDUSTRIAL CONGLOMERATES — 0.3%
General Electric Co., 5.00%, 2/1/13(2)	$150,000	$159,788
General Electric Co., 5.25%, 12/6/17(2)	220,000	239,555
		399,343
INSURANCE — 1.3%
Allstate Corp. (The), 7.45%, 5/16/19	120,000	142,585
American International Group, Inc., 3.65%, 1/15/14	50,000	50,881
American International Group, Inc., 5.85%, 1/16/18(2)	150,000	156,542
American International Group, Inc., 8.25%, 8/15/18(2)	50,000	58,589
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21(2)	90,000	90,003
CNA Financial Corp., 5.875%, 8/15/20(2)	50,000	51,644
CNA Financial Corp., 5.75%, 8/15/21	40,000	40,969
Genworth Financial, Inc., 7.20%, 2/15/21(2)	50,000	49,674
Hartford Financial Services Group, Inc., 4.00%, 3/30/15(2)	100,000	101,462
Hartford Financial Services Group, Inc., 6.30%, 3/15/18(2)	80,000	85,853
Lincoln National Corp., 6.25%, 2/15/20(2)	140,000	154,381
MetLife Global Funding I, 5.125%, 4/10/13(1)(2)	70,000	74,694
MetLife, Inc., 2.375%, 2/6/14(2)	100,000	100,122
MetLife, Inc., 6.75%, 6/1/16(2)	150,000	173,303
New York Life Global Funding, 4.65%, 5/9/13(1)(2)	50,000	53,240
Prudential Financial, Inc., 2.75%, 1/14/13(2)	150,000	152,911
Prudential Financial, Inc., 7.375%, 6/15/19(2)	195,000	229,025
Prudential Financial, Inc., 6.20%, 11/15/40(2)	45,000	46,908
		1,812,786
INTERNET SOFTWARE & SERVICES(4)
eBay, Inc., 3.25%, 10/15/20(2)	50,000	45,760
MACHINERY — 0.2%
Deere & Co., 5.375%, 10/16/29(2)	$130,000	$137,706
Navistar International Corp., 8.25%, 11/1/21(2)	50,000	55,688
SPX Corp., 7.625%, 12/15/14(2)	50,000	55,312
		248,706
MEDIA — 2.8%
AMC Entertainment, Inc., 8.00%, 3/1/14	50,000	50,813
AMC Entertainment, Inc., 9.75%, 12/1/20(1)	200,000	215,000
CBS Corp., 4.30%, 2/15/21(2)	80,000	75,648
Comcast Corp., 5.90%, 3/15/16(2)	100,000	111,216
Comcast Corp., 5.70%, 5/15/18(2)	100,000	108,910
Comcast Corp., 6.40%, 5/15/38(2)	30,000	30,625
Comcast Corp., 6.40%, 3/1/40(2)	80,000	82,144
CSC Holdings LLC, 6.75%, 4/15/12(2)	200,000	208,000
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14(2)	120,000	129,183
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 3.55%, 3/15/15(2)	180,000	183,890
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.00%, 3/1/21(2)	190,000	190,802
DISH DBS Corp., 7.00%, 10/1/13(2)	100,000	108,500
Interpublic Group of Cos., Inc. (The), 10.00%, 7/15/17(2)	150,000	179,250
Lamar Media Corp., 9.75%, 4/1/14(2)	90,000	104,400
Lamar Media Corp., 7.875%, 4/15/18(2)	50,000	53,875
NBCUniversal Media, LLC, 5.15%, 4/30/20(1)(2)	80,000	82,482
NBCUniversal Media, LLC, 4.375%, 4/1/21(1)	210,000	201,132
NBCUniversal Media, LLC, 5.95%, 4/1/41(1)	60,000	57,692
News America, Inc., 6.90%, 8/15/39(2)	120,000	130,712
Omnicom Group, Inc., 4.45%, 8/15/20(2)	75,000	73,896

Principal Amount	Value
Salem Communications Corp., 9.625%, 12/15/16(2)	$67,000	$72,695
Sinclair Television Group, Inc., 9.25%, 11/1/17(1)(2)	50,000	56,000
Sirius XM Radio, Inc., 8.75%, 4/1/15(1)(2)	100,000	113,000
Time Warner Cable, Inc., 5.40%, 7/2/12(2)	100,000	105,137
Time Warner Cable, Inc., 6.75%, 7/1/18(2)	155,000	176,175
Time Warner, Inc., 3.15%, 7/15/15(2)	140,000	141,761
Time Warner, Inc., 7.70%, 5/1/32(2)	100,000	116,863
Time Warner, Inc., 6.10%, 7/15/40(2)	70,000	68,691
Virgin Media Finance plc, 9.125%, 8/15/16(2)	120,000	127,800
Virgin Media Finance plc, 9.50%, 8/15/16(2)	100,000	114,250
Virgin Media Finance plc, 8.375%, 10/15/19(2)	200,000	226,000
Virgin Media Secured Finance plc, 6.50%, 1/15/18(2)	70,000	76,825
Virgin Media Secured Finance plc, 5.25%, 1/15/21(1)(2)	70,000	70,286
		3,843,653
METALS & MINING — 1.0%
Anglo American Capital plc, 9.375%, 4/8/19(1)(2)	100,000	133,314
Anglo American Capital plc, 4.45%, 9/27/20(1)(2)	30,000	30,034
AngloGold Ashanti Holdings plc, 5.375%, 4/15/20(2)	135,000	137,023
ArcelorMittal, 9.85%, 6/1/19(2)	110,000	139,637
ArcelorMittal, 5.25%, 8/5/20(2)	105,000	102,758
ArcelorMittal, 5.50%, 3/1/21(2)	90,000	88,747
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17(2)	70,000	77,267
Newmont Mining Corp., 6.25%, 10/1/39(2)	80,000	85,103
Rio Tinto Finance USA Ltd., 9.00%, 5/1/19(2)	50,000	65,742
Rio Tinto Finance USA Ltd., 3.50%, 11/2/20(2)	60,000	55,972
Steel Dynamics, Inc., 7.625%, 3/15/20(2)	100,000	107,750
Teck Resources Ltd., 5.375%, 10/1/15(2)	$50,000	$54,220
Teck Resources Ltd., 3.85%, 8/15/17	100,000	100,080
Vale Overseas Ltd., 5.625%, 9/15/19(2)	110,000	115,620
Vale Overseas Ltd., 4.625%, 9/15/20	90,000	88,130
		1,381,397
MULTILINE RETAIL — 0.2%
Macy’s Retail Holdings, Inc., 5.35%, 3/15/12(2)	120,000	124,200
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16(2)	90,000	97,200
		221,400
MULTI-UTILITIES — 0.8%
CMS Energy Corp., 4.25%, 9/30/15	50,000	50,331
CMS Energy Corp., 8.75%, 6/15/19(2)	240,000	287,345
Dominion Resources, Inc., 2.25%, 9/1/15(2)	200,000	194,374
Dominion Resources, Inc., 6.40%, 6/15/18(2)	160,000	182,769
Nisource Finance Corp., 6.25%, 12/15/40(2)	60,000	61,466
Pacific Gas & Electric Co., 5.80%, 3/1/37(2)	98,000	99,326
PG&E Corp., 5.75%, 4/1/14(2)	10,000	10,925
Sempra Energy, 8.90%, 11/15/13(2)	100,000	116,305
Sempra Energy, 6.50%, 6/1/16(2)	60,000	68,466
Sempra Energy, 9.80%, 2/15/19(2)	30,000	39,851
		1,111,158
OFFICE ELECTRONICS — 0.2%
Xerox Corp., 5.65%, 5/15/13(2)	30,000	32,306
Xerox Corp., 4.25%, 2/15/15(2)	180,000	189,450
		221,756
OIL, GAS & CONSUMABLE FUELS — 4.1%
Anadarko Petroleum Corp., 5.95%, 9/15/16(2)	160,000	173,935
Anadarko Petroleum Corp., 6.45%, 9/15/36(2)	90,000	90,163
Apache Corp., 5.25%, 2/1/42(2)	50,000	47,468
Arch Coal, Inc., 7.25%, 10/1/20(2)	150,000	161,625

Principal Amount	Value
Bill Barrett Corp., 9.875%, 7/15/16(2)	$150,000	$169,500
BP Capital Markets plc, 4.50%, 10/1/20(2)	80,000	79,419
Cenovus Energy, Inc., 4.50%, 9/15/14(2)	50,000	53,677
Chesapeake Energy Corp., 7.625%, 7/15/13(2)	80,000	90,000
ConocoPhillips, 5.75%, 2/1/19(2)	160,000	181,135
Denbury Resources, Inc., 8.25%, 2/15/20(2)	100,000	112,250
El Paso Corp., 7.875%, 6/15/12(2)	78,000	83,201
El Paso Corp., 6.875%, 6/15/14(2)	50,000	56,039
El Paso Corp., 7.25%, 6/1/18(2)	150,000	169,200
Enbridge Energy Partners LP, 6.50%, 4/15/18(2)	60,000	67,952
Enbridge Energy Partners LP, 5.20%, 3/15/20(2)	70,000	72,815
Enbridge Energy Partners LP, 5.50%, 9/15/40(2)	100,000	93,529
Enterprise Products Operating LLC, 3.70%, 6/1/15(2)	70,000	72,079
Enterprise Products Operating LLC, 6.30%, 9/15/17(2)	240,000	270,594
Enterprise Products Operating LLC, 5.20%, 9/1/20(2)	160,000	165,097
Enterprise Products Operating LLC, 5.95%, 2/1/41(2)	90,000	87,840
EOG Resources, Inc., 5.625%, 6/1/19(2)	60,000	65,871
Forest Oil Corp., 8.50%, 2/15/14(2)	50,000	56,000
Hess Corp., 6.00%, 1/15/40(2)	60,000	60,861
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20(2)	120,000	137,530
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20(2)	100,000	103,797
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39(2)	100,000	102,823
Magellan Midstream Partners LP, 6.55%, 7/15/19(2)	70,000	79,846
Marathon Petroleum Corp., 3.50%, 3/1/16(1)(2)	$30,000	$30,059
Marathon Petroleum Corp., 6.50%, 3/1/41(1)(2)	50,000	50,685
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/1/20(2)	225,000	231,750
Motiva Enterprises LLC, 5.75%, 1/15/20(1)(2)	60,000	65,618
Newfield Exploration Co., 6.875%, 2/1/20(2)	220,000	233,200
Nexen, Inc., 6.20%, 7/30/19(2)	60,000	66,373
Noble Energy, Inc., 6.00%, 3/1/41(2)	40,000	40,281
Peabody Energy Corp., 6.50%, 9/15/20(2)	195,000	210,112
Pemex Project Funding Master Trust, 6.625%, 6/15/35(2)	100,000	100,739
Petrobras International Finance Co. - Pifco, 5.75%, 1/20/20(2)	60,000	62,130
Petrobras International Finance Co. - Pifco, 5.375%, 1/27/21	150,000	151,021
Petroleos Mexicanos, 6.00%, 3/5/20(2)	105,000	111,982
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15(2)	40,000	41,225
Plains All American Pipeline LP/PAA Finance Corp., 8.75%, 5/1/19(2)	140,000	175,200
Sabine Pass LNG LP, 7.25%, 11/30/13(2)	100,000	102,750
SandRidge Energy, Inc., 8.75%, 1/15/20(2)	100,000	109,500
Shell International Finance BV, 3.10%, 6/28/15(2)	240,000	245,887
Suncor Energy, Inc., 6.10%, 6/1/18(2)	138,000	155,916
Talisman Energy, Inc., 7.75%, 6/1/19(2)	180,000	219,758
TransCanada PipeLines Ltd., 3.80%, 10/1/20	20,000	19,265
Valero Energy Corp., 4.50%, 2/1/15(2)	140,000	147,264
Williams Partners LP, 5.25%, 3/15/20(2)	40,000	41,754
Williams Partners LP, 4.125%, 11/15/20(2)	70,000	66,678
		5,583,393

Principal Amount	Value
PAPER & FOREST PRODUCTS — 0.3%
Georgia-Pacific LLC, 5.40%, 11/1/20(1)(2)	$200,000	$197,567
Georgia-Pacific LLC, 8.875%, 5/15/31(2)	50,000	60,625
International Paper Co., 9.375%, 5/15/19(2)	70,000	90,128
		348,320
PERSONAL PRODUCTS — 0.3%
Elizabeth Arden, Inc., 7.375%, 3/15/21(2)	225,000	235,969
NBTY, Inc., 9.00%, 10/1/18(1)	100,000	109,000
		344,969
PHARMACEUTICALS — 0.7%
Abbott Laboratories, 5.30%, 5/27/40(2)	120,000	118,326
AstraZeneca plc, 5.90%, 9/15/17(2)	40,000	45,656
Endo Pharmaceuticals Holdings, Inc., 7.00%, 12/15/20(1)(2)	425,000	441,469
Pfizer, Inc., 7.20%, 3/15/39(2)	60,000	74,521
Roche Holdings, Inc., 5.00%, 3/1/14(1)(2)	32,000	34,880
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14(2)	170,000	182,773
		897,625
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.8%
AMB Property LP, 6.625%, 12/1/19(2)	130,000	143,608
Boston Properties LP, 4.125%, 5/15/21(2)	120,000	114,179
Developers Diversified Realty Corp., 4.75%, 4/15/18(2)	90,000	87,583
Digital Realty Trust LP, 4.50%, 7/15/15	70,000	71,856
Digital Realty Trust LP, 5.875%, 2/1/20(2)	35,000	36,543
HCP, Inc., 5.375%, 2/1/21	110,000	111,129
Host Hotels & Resorts, Inc., 6.00%, 11/1/20(2)	120,000	118,500
Kimco Realty Corp., 6.875%, 10/1/19(2)	110,000	128,389
ProLogis, 6.875%, 3/15/20(2)	4,000	4,378
Reckson Operating Partnership LP, 7.75%, 3/15/20(2)	115,000	129,234
Simon Property Group LP, 5.75%, 12/1/15(2)	$70,000	$77,805
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15(2)	130,000	126,097
		1,149,301
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.2%
CB Richard Ellis Services, Inc., 6.625%, 10/15/20(2)	200,000	207,000
ROAD & RAIL — 0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.625%, 3/15/18(2)	100,000	111,000
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41(2)	50,000	46,198
Norfolk Southern Corp., 5.75%, 4/1/18(2)	100,000	112,073
Union Pacific Corp., 5.75%, 11/15/17(2)	60,000	67,307
		336,578
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT(4)
Advanced Micro Devices, Inc., 8.125%, 12/15/17(2)	50,000	52,250
SOFTWARE — 0.5%
Intuit, Inc., 5.75%, 3/15/17(2)	100,000	109,510
Oracle Corp., 5.75%, 4/15/18(2)	200,000	223,897
Oracle Corp., 5.375%, 7/15/40(1)(2)	420,000	410,276
		743,683
SPECIALTY RETAIL — 0.5%
GameStop Corp./GameStop, Inc., 8.00%, 10/1/12(2)	103,000	105,446
Home Depot, Inc. (The), 5.40%, 3/1/16(2)	50,000	55,255
Home Depot, Inc. (The), 5.95%, 4/1/41(2)	60,000	60,041
Ltd. Brands, Inc., 6.90%, 7/15/17(2)	120,000	129,300
Rent-A-Center, Inc., 6.625%, 11/15/20(1)(2)	200,000	198,000
Staples, Inc., 9.75%, 1/15/14(2)	70,000	84,029
Toys “R” Us Property Co. II LLC, 8.50%, 12/1/17(2)	100,000	108,000
		740,071

Principal Amount	Value
TEXTILES, APPAREL & LUXURY GOODS — 0.3%
Hanesbrands, Inc., 6.375%, 12/15/20(2)	$110,000	$107,800
Phillips-Van Heusen Corp., 7.375%, 5/15/20(2)	50,000	53,125
Polymer Group, Inc., 7.75%, 2/1/19(1)(2)	225,000	233,156
		394,081
TOBACCO — 0.1%
Altria Group, Inc., 10.20%, 2/6/39(2)	90,000	128,062
WIRELESS TELECOMMUNICATION SERVICES — 0.6%
America Movil SAB de CV, 5.00%, 10/16/19(2)	100,000	103,366
America Movil SAB de CV, 5.00%, 3/30/20(2)	100,000	103,491
American Tower Corp., 4.625%, 4/1/15(2)	200,000	207,515
Rogers Communications, Inc., 6.25%, 6/15/13(2)	70,000	77,122
SBA Telecommunications, Inc., 8.25%, 8/15/19(2)	100,000	111,000
Vodafone Group plc, 5.00%, 12/16/13(2)	140,000	151,867
		754,361
TOTAL CORPORATE BONDS (Cost $47,186,156)		49,190,278
U.S. Government Agency Mortgage-Backed Securities(5) — 27.6%
FHLMC, 4.50%, 6/1/21(2)	170,654	179,956
FHLMC, 5.50%, 1/1/38(2)	129,420	138,497
FHLMC, 5.50%, 4/1/38(2)	702,529	750,595
FHLMC, 6.50%, 7/1/47(2)	6,591	7,350
FNMA, 6.00%, settlement date 4/15/11(6)	1,560,000	1,695,525
FNMA, 6.50%, settlement date 4/15/11(6)	657,000	736,456
FNMA, 5.00%, 7/1/20(2)	312,551	334,158
FNMA, 4.50%, 10/1/33	1,706,538	1,755,381
FNMA, 5.00%, 11/1/33(2)	243,373	256,280
FNMA, 5.50%, 4/1/34	889,890	957,695
FNMA, 5.00%, 8/1/34(2)	478,918	504,504
FNMA, 5.50%, 8/1/34	986,188	1,060,097
FNMA, 5.00%, 4/1/35	2,400,213	2,524,879
FNMA, 5.00%, 8/1/35(2)	229,180	240,940
FNMA, 4.50%, 9/1/35(2)	247,031	253,098
FNMA, 5.50%, 7/1/36(2)	295,662	316,896
FNMA, 5.50%, 12/1/36(2)	464,379	497,731
FNMA, 6.00%, 7/1/37	662,132	724,092
FNMA, 6.00%, 8/1/37	571,886	625,401
FNMA, 6.50%, 8/1/37(2)	$72,690	$80,888
FNMA, 6.00%, 9/1/37	912,645	993,769
FNMA, 6.00%, 11/1/37	771,455	843,645
FNMA, 5.00%, 3/1/38	1,250,860	1,309,184
FNMA, 5.50%, 1/1/39	1,970,756	2,111,063
FNMA, 5.00%, 2/1/39	2,536,308	2,661,702
FNMA, 4.50%, 4/1/39	438,057	447,309
FNMA, 4.50%, 5/1/39	995,220	1,016,240
FNMA, 4.50%, 10/1/39	1,214,256	1,239,903
FNMA, 4.00%, 10/1/40	1,080,782	1,064,471
FNMA, 4.50%, 11/1/40	985,456	1,004,731
FNMA, 4.00%, 12/1/40	1,183,541	1,164,570
FNMA, 6.50%, 6/1/47(2)	5,667	6,294
FNMA, 6.50%, 8/1/47(2)	16,561	18,393
FNMA, 6.50%, 8/1/47(2)	22,939	25,476
FNMA, 6.50%, 9/1/47(2)	1,930	2,144
FNMA, 6.50%, 9/1/47(2)	15,690	17,425
FNMA, 6.50%, 9/1/47(2)	17,146	19,043
FNMA, 6.50%, 9/1/47(2)	32,042	35,586
GNMA, 5.50%, 12/15/32	547,104	596,058
GNMA, 6.00%, 9/20/38(2)	359,466	392,660
GNMA, 5.50%, 12/20/38	943,104	1,019,781
GNMA, 4.50%, 6/15/39	2,249,835	2,326,587
GNMA, 5.00%, 2/20/40	1,498,637	1,594,727
GNMA, 4.50%, 4/15/40	1,198,516	1,239,403
GNMA, 4.00%, 11/20/40	2,724,177	2,723,468
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $37,323,867)		37,514,051
U.S. Treasury Securities — 12.5%
U.S. Treasury Bonds, 5.375%, 2/15/31(2)	1,000,000	1,142,656
U.S. Treasury Bonds, 3.50%, 2/15/39(2)	300,000	251,344
U.S. Treasury Bonds, 4.25%, 5/15/39(2)	100,000	95,859
U.S. Treasury Bonds, 4.375%, 11/15/39(2)	160,000	156,425
U.S. Treasury Bonds, 4.625%, 2/15/40(2)	1,200,000	1,222,876
U.S. Treasury Bonds, 4.375%, 5/15/40(2)	150,000	146,555
U.S. Treasury Notes, 0.75%, 11/30/11(2)	325,000	326,168
U.S. Treasury Notes, 0.875%, 1/31/12(2)	2,250,000	2,261,426
U.S. Treasury Notes, 4.25%, 9/30/12(2)	280,000	295,324
U.S. Treasury Notes, 1.375%, 10/15/12(2)	975,000	986,578

Principal Amount	Value
U.S. Treasury Notes, 1.375%, 11/15/12(2)	$1,200,000	$1,214,203
U.S. Treasury Notes, 0.50%, 11/30/12(2)	380,000	379,035
U.S. Treasury Notes, 1.25%, 3/15/14(2)	970,000	968,939
U.S. Treasury Notes, 2.625%, 12/31/14(2)	3,200,000	3,309,750
U.S. Treasury Notes, 2.125%, 2/29/16(2)	1,000,000	995,469
U.S. Treasury Notes, 2.25%, 3/31/16	2,500,000	2,499,615
U.S. Treasury Notes, 2.375%, 7/31/17(2)	500,000	489,453
U.S. Treasury Notes, 2.75%, 2/28/18(2)	265,000	262,640
TOTAL U.S. TREASURY SECURITIES (Cost $17,129,983)		17,004,315
Commercial Mortgage-Backed Securities(5) — 8.5%
Banc of America Commercial Mortgage, Inc., Series 2003-2, Class B, VRN, 5.18%, 4/1/11(2)	200,000	210,583
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A3 SEQ, 4.43%, 11/10/39(2)	226,105	227,119
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42(2)	420,000	424,402
Commercial Mortgage Pass-Through Certificates, Series 2004 LB2A, Class A3 SEQ, 4.22%, 3/10/39(2)	79,892	80,189
Commercial Mortgage Pass-Through Certificates, Series 2004 LB3A, Class A4 SEQ, VRN, 5.23%, 4/1/11(2)	300,000	307,835
First Union National Bank Commercial Mortgage, Series 2000 C1, Class C, VRN, 8.09%, 4/1/11(2)	116,705	116,584
GE Capital Commercial Mortgage Corp., Series 2005 C3, Class A5, VRN, 4.98%, 4/1/11(2)	150,000	153,974
Greenwich Capital Commercial Funding Corp., Series 2005 GG3, Class A4, VRN, 4.80%, 4/1/11(2)	300,000	316,445
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3 SEQ, 4.57%, 8/10/42(2)	400,000	403,693
GS Mortgage Securities Corp. II, Series 2004 GG2, Class A4 SEQ, 4.96%, 8/10/38(2)	$425,000	$429,642
GS Mortgage Securities Corp. II, Series 2004 GG2, Class A6 SEQ, VRN, 5.40%, 4/1/11(2)	650,000	696,165
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A2 SEQ, 4.475%, 7/10/39(2)	474,497	474,131
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A4 SEQ, 4.76%, 7/10/39(2)	508,000	529,808
LB-UBS Commercial Mortgage Trust, Series 2004 C1, Class A4 SEQ, 4.57%, 1/15/31(2)	600,000	629,634
LB-UBS Commercial Mortgage Trust, Series 2004 C2, Class A4 SEQ, 4.37%, 3/15/36(2)	600,000	625,781
LB-UBS Commercial Mortgage Trust, Series 2004 C4, Class A4, VRN, 5.50%, 4/11/11(2)	200,000	214,258
LB-UBS Commercial Mortgage Trust, Series 2005 C2, Class A2 SEQ, 4.82%, 4/15/30(2)	31,917	31,936
LB-UBS Commercial Mortgage Trust, Series 2005 C2, Class A4 SEQ, 5.00%, 4/15/30	251,000	256,644
LB-UBS Commercial Mortgage Trust, Series 2005 C3, Class A3 SEQ, 4.65%, 7/15/30(2)	700,000	709,959
LB-UBS Commercial Mortgage Trust, Series 2005 C5, Class AM, VRN, 5.02%, 4/11/11(2)	400,000	411,104
Morgan Stanley Capital I, Series 2001 T5, Class A4 SEQ, 6.39%, 10/15/35(2)	1,125,990	1,147,291
Morgan Stanley Capital I, Series 2003 T11, Class A3 SEQ, 4.85%, 6/13/41(2)	176,043	178,838
Morgan Stanley Capital I, Series 2004 HQ3, Class A3 SEQ, 4.49%, 1/13/41(2)	137,458	140,677
Morgan Stanley Capital I, Series 2005 HQ6, Class A2A SEQ, 4.88%, 8/13/42(2)	452,627	457,567

Principal Amount	Value
PNC Mortgage Acceptance Corp., Series 2001 C1, Class A2 SEQ, 6.36%, 3/12/34(2)	$17,218	$17,209
Wachovia Bank Commercial Mortgage Trust, Series 2003 C3, Class A2 SEQ, 4.87%, 2/15/35(2)	300,000	313,364
Wachovia Bank Commercial Mortgage Trust, Series 2004 C11, Class A3 SEQ, 4.72%, 1/15/41(2)	26,856	27,140
Wachovia Bank Commercial Mortgage Trust, Series 2004 C12, Class A3, VRN, 5.23%, 4/1/11(2)	445,000	452,129
Wachovia Bank Commercial Mortgage Trust, Series 2004 C15, Class A3 SEQ, 4.50%, 10/15/41(2)	600,000	617,149
Wachovia Bank Commercial Mortgage Trust, Series 2005 C20, Class A6A, VRN, 5.11%, 4/1/11(2)	969,000	1,003,858
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $11,575,918)		11,605,108
Collateralized Mortgage Obligations(5) — 5.0%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 4.8%
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37(2)	112,135	86,214
Banc of America Mortgage Securities, Inc., Series 2004-4, Class 2A1 SEQ, 5.50%, 5/25/34(2)	119,757	120,868
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19(2)	325,393	328,192
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A3, VRN, 2.94%, 4/1/11(2)	319,947	291,073
Chase Mortgage Finance Corp., Series 2005 A1, Class 2A2 SEQ, VRN, 2.95%, 4/1/11(2)	113,896	110,926
Chase Mortgage Finance Corp., Series 2006 S4, Class A3, 6.00%, 12/25/36(2)	194,477	198,905
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.35%, 4/1/11(2)	275,213	272,858
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003 J13, Class 1A1 SEQ, 5.25%, 1/25/34(2)	$27,666	$27,656
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35(2)	98,158	97,890
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-19, Class 1A1, 5.50%, 8/25/35	127,835	122,488
Credit Suisse First Boston Mortgage Securities Corp., Series 2003 AR28, Class 2A1, VRN, 2.80%, 4/1/11(2)	113,623	107,224
GSR Mortgage Loan Trust, Series 2005 6F, Class 3A15, 5.50%, 7/25/35(2)	152,434	154,843
J.P. Morgan Mortgage Trust, Series 2005 A4, Class 2A1, VRN, 2.89%, 4/1/11(2)	109,264	96,102
J.P. Morgan Mortgage Trust, Series 2005 S2, Class 3A1, VRN, 6.78%, 4/1/11(2)	218,320	224,760
Residential Funding Mortgage Securities I, Series 2006 S10, Class 2A1 SEQ, 5.50%, 10/25/21(2)	292,766	296,502
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-17, Class 1A14, 5.25%, 1/25/34(2)	385,588	400,362
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/34(2)	377,668	399,056
Wells Fargo Mortgage-Backed Securities Trust, Series 2005 AR2, Class 2A2, VRN, 2.74%, 4/1/11	537,761	488,287
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-2, Class 1A1, SEQ, 5.50%, 4/25/35	358,893	365,789
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	120,943	122,367
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	305,305	300,838

Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006 AR1, Class 2A2 SEQ, VRN, 5.41%, 4/1/11(2)	$54,122	$54,517
Wells Fargo Mortgage-Backed Securities Trust, Series 2006 AR15, Class A1, VRN, 5.37%, 4/1/11	317,800	281,923
Wells Fargo Mortgage-Backed Securities Trust, Series 2006 AR19, Class A1, VRN, 5.48%, 4/1/11(2)	239,777	226,620
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-3, Class A9 SEQ, 5.50%, 3/25/36	233,002	236,472
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A10 SEQ, 6.00%, 7/25/36(2)	200,000	192,671
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-14, Class A1, 6.00%, 10/25/36	312,129	298,172
Wells Fargo Mortgage-Backed Securities Trust, Series 2007 AR10, Class 1A1, VRN, 6.19%, 4/1/11	358,357	361,374
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	308,969	322,250
		6,587,199
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
FHLMC, Series 3203, Class VN SEQ, 5.00%, 6/15/22(2)	200,000	213,315
FNMA, Series 2003-10, Class HW SEQ, 5.00%, 11/25/16(2)	14,095	14,099
FNMA, Series 2003-52, Class KF SEQ, VRN, 0.65%, 4/25/11, resets monthly off the 1-month LIBOR plus 0.40% with a cap of 7.50%(2)	28,406	28,481
FNMA, Series 2005-47, Class AN SEQ, 5.00%, 12/25/16(2)	29,173	29,271
		285,166
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $6,690,168)		6,872,365

Principal Amount	Value
Sovereign Governments & Agencies — 4.0%
BRAZIL — 0.5%
Brazilian Government International Bond, 5.875%, 1/15/19(2)		$370,000	$411,625
Brazilian Government International Bond, 4.875%, 1/22/21		130,000	133,250
Brazilian Government International Bond, 5.625%, 1/7/41(2)		100,000	98,750
			643,625
CANADA — 0.1%
Province of Ontario Canada, 5.45%, 4/27/16(2)		100,000	113,052
GERMANY — 2.8%
German Federal Republic, 3.50%, 7/4/19	EUR	2,520,000	3,644,278
KfW, 4.125%, 10/15/14(2)z		$140,000	152,119
			3,796,397
ITALY — 0.1%
Republic of Italy, 3.125%, 1/26/15(2)		170,000	170,645
MEXICO — 0.4%
United Mexican States, 5.625%, 1/15/17(2)		70,000	77,560
United Mexican States, 5.95%, 3/19/19(2)		250,000	279,875
United Mexican States, 5.125%, 1/15/20(2)		70,000	73,570
United Mexican States, 6.05%, 1/11/40(2)		40,000	41,400
			472,405
NORWAY — 0.1%
Government of Norway, 6.00%, 5/16/11	NOK	660,000	119,841
POLAND(4)
Poland Government International Bond, 3.875%, 7/16/15(2)		$40,000	40,584
Poland Government International Bond, 6.375%, 7/15/19(2)		50,000	55,818
			96,402
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES (Cost $5,345,471)			5,412,367

Principal Amount	Value
Municipal Securities — 3.4%
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.83%, 2/15/41(2)	$50,000	$56,098
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 5.94%, 2/15/47(2)	65,000	57,152
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50(2)	100,000	104,144
Bay Area Toll Auth. Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40(2)	250,000	255,315
California Educational Facilities Auth. Rev., Series 2009 A, (University of Southern California), 5.00%, 10/1/39(2)	200,000	195,688
California Educational Facilities Auth. Rev., Series 2009 B, (University of Southern California), 5.00%, 10/1/38(2)	100,000	98,023
California GO, (Building Bonds), 6.65%, 3/1/22(2)	40,000	43,359
California GO, (Building Bonds), 7.55%, 4/1/39(2)	50,000	54,800
California GO, (Building Bonds), 7.30%, 10/1/39(2)	10,000	10,652
California GO, (Building Bonds), 7.60%, 11/1/40(2)	25,000	27,498
Georgia Municipal Electric Auth. Rev., Series 2010 J, (Building Bonds), 6.64%, 4/1/57(2)	180,000	171,887
Illinois GO, 5.88%, 3/1/19(2)	165,000	165,269
Illinois GO, (Building Bonds), 7.35%, 7/1/35(2)	45,000	46,445
Illinois GO, (Taxable Pension), 5.10%, 6/1/33(2)	120,000	97,412
Illinois GO, Series 2010-3, (Building Bonds), 6.725%, 4/1/35	50,000	48,020
Kansas State Department of Transportation Highway Rev., Series 2010 A, (Building Bonds), 4.60%, 9/1/35(2)	45,000	40,682
Los Angeles Community College District GO, (Building Bonds), 6.75%, 8/1/49 (Election of 2008)(2)	150,000	160,023
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39(2)	$10,000	$9,332
Maryland State Transportation Auth. Rev., (Building Bonds), 5.75%, 7/1/41(2)	30,000	30,667
Metropolitan Atlanta Rapid Transit Auth. Rev., Series 2009 A, 5.00%, 7/1/39(2)	235,000	228,232
Metropolitan Transportation Auth. Rev., Series 2010 C1, (Building Bonds), 6.69%, 11/15/40(2)	120,000	123,242
Metropolitan Transportation Auth. Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40(2)	125,000	130,456
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33(2)	50,000	49,459
New Jersey State Turnpike Auth. Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40(2)	40,000	44,952
New Jersey State Turnpike Auth. Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41(2)	60,000	65,224
New York GO, Series 2010 F1, (Building Bonds), 6.27%, 12/1/37(2)	150,000	157,416
New York Municipal Water Finance Auth. Rev., Series 2010 D, (Building Bonds), 5.95%, 6/15/42(2)	80,000	82,205
New York Municipal Water Finance Auth. Rev., Series 2011 GG, 5.00%, 6/15/43(2)	265,000	254,938
Ohio State Water Development Auth. Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34(2)	80,000	76,995
Ohio University General Receipts. Rev. (The), Series 2010 C, (Building Bonds), 4.91%, 6/1/40(2)	110,000	101,575
Oregon State Department of Transportation Highway Usertax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34(2)	40,000	40,160

Principal Amount	Value
Pennsylvania Turnpike Commission Rev., Series 2010 B, (Building Bonds), 5.56%, 12/1/49(2)	$250,000	$228,028
Port Seattle Rev., Series 2010 B, (Intermediate Lien), 5.00%, 6/1/40(2)	145,000	134,714
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40(2)	175,000	175,613
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36(2)	150,000	145,625
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41(2)	115,000	104,233
Salt River Agricultural Improvement & Power District Rev., Series 2008 A, 5.00%, 1/1/38(2)	40,000	39,330
Salt River Agricultural Improvement & Power District Rev., Series 2009 A, 5.00%, 1/1/39(2)	60,000	58,891
San Antonio Electric & Gas Rev., (Building Bonds), 5.99%, 2/1/39(2)	50,000	52,187
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40(2)	70,000	69,326
Santa Clara Valley Transportation Auth. Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32(2)	140,000	136,073
Texas GO, (Building Bonds), 5.52%, 4/1/39(2)	60,000	61,358
Triborough Bridge & Tunnel Auth. Rev., Series 2008 C, 5.00%, 11/15/38(2)	150,000	145,726
University Regiments Medical Center Rev., (Building Bonds), 6.55%, 5/15/48(2)	150,000	148,827
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40(2)	90,000	85,427
TOTAL MUNICIPAL SECURITIES (Cost $4,625,989)		4,612,678
U.S. Government Agency Securities and Equivalents — 0.6%
GOVERNMENT-BACKED CORPORATE BONDS(7) — 0.6%
Bank of America Corp., 3.125%, 6/15/12(2)	$400,000	$412,487
General Electric Capital Corp., 2.20%, 6/8/12(2)	400,000	408,291
TOTAL U.S. GOVERNMENT AGENCY SECURITIES AND EQUIVALENTS (Cost $802,805)		820,778
Asset-Backed Securities(4)(5)
SLM Student Loan Trust, Series 2007-8, Class A1, VRN, 0.53%, 4/25/11, resets quarterly off the 3-month LIBOR plus 0.23% with no caps(2) (Cost $21,274)	21,274	21,280
Temporary Cash Investments — 3.2%
Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 0.375%, 10/31/12, valued at $4,503,849), in a joint trading account at 0.06%, dated 3/31/11, due 4/1/11 (Delivery value $4,411,007) (Cost $4,411,000)		4,411,000
TOTAL INVESTMENT SECURITIES — 100.9% (Cost $135,112,631)		137,464,220
OTHER ASSETS AND LIABILITIES — (0.9)%		(1,289,689)
TOTAL NET ASSETS — 100.0%		$136,174,531

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
2,207,818	EUR for USD	Barclays Bank plc	4/28/11	$3,127,683	$(128,363)
527,350	EUR for USD	HSBC Bank plc	4/28/11	747,065	(6,138)
				$3,874,748	$(134,501)

(Value on Settlement Date $3,740,247)

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
40	U.S. Long Bond	June 2011	$4,807,500	$7,410

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
126	U.S. Treasury 2-Year Notes	June 2011	$27,483,750	$(10,137)

Swap Agreements
Notional Amount	Description of Agreement	Premiums Paid (Received)	Value
CREDIT DEFAULT — BUY PROTECTION
$3,000,000	Pay quarterly a fixed rate equal to 1.00% per annum multiplied by the notional amount and receive from Bank of America N.A. upon each default event of one of the issues of CDX North America Investment Grade 16 Index, par value of the proportional notional amount. Expires June 2016.	$(4,392)	$(6,800)

CREDIT DEFAULT — SELL PROTECTION
250,000	Receive quarterly a fixed rate equal to 5.00% per annum multiplied by the notional amount and pay Barclays Bank plc upon each default event of Community Health Systems, Inc., par value of the proportional notional amount of Community Health Systems, Inc., 8.88%, 7/15/15. Expires December 2012.*	17,729	14,303
609,000	Receive quarterly a fixed rate equal to 5.00% per annum multiplied by the notional amount and pay Barclays Bank plc upon each default event of one of the issues of CDX North America High Yield 11 Index, par value of the proportional notional amount. Expires December 2013.*	(75,351)	36,800
		(57,622)	51,103
		$(62,014)	$44,303

*
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.

The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity’s credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

Notes to Schedule of Investments

CDX = Credit Derivative Indexes

Equivalent = Security whose principal payments are backed by the full faith and credit of the United States

EUR = Euro

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers, Inc. — UBS AG

LIBOR = London Interbank Offered Rate

NOK = Norwegian Krone

resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

USD = United States Dollar

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $4,356,242, which represented 3.2% of total net assets.

(2)
Security, or a portion thereof, has been segregated for forward commitments, when-issued securities, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $35,722,000.

(3)	When-issued security.

(4)	Category is less than 0.05% of total net assets.

(5)	Final maturity date indicated, unless otherwise noted.

(6)	Forward commitment.

(7)
The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2011
Assets
Investment securities, at value (cost of $135,112,631)	$137,464,220
Foreign currency holdings, at value (cost of $220,633)	224,872
Receivable for investments sold	516,459
Receivable for capital shares sold	183,069
Swap agreements, at value (including net premiums paid (received) of $(57,622))	51,103
Interest receivable	1,200,474
139,640,197

Liabilities
Disbursements in excess of demand deposit cash	2,668
Payable for investments purchased	2,564,964
Payable for capital shares redeemed	602,358
Payable for variation margin on futures contracts	7,875
Unrealized loss on forward foreign currency exchange contracts	134,501
Swap agreements, at value (including net premiums paid (received) of $(4,392))	6,800
Accrued management fees	75,634
Distribution and service fees payable	24,418
Dividends payable	46,448
3,465,666

Net Assets	$136,174,531

Net Assets Consist of:
Capital paid in	$133,523,427
Undistributed net investment income	90,432
Undistributed net realized gain	231,548
Net unrealized appreciation	2,329,124
$136,174,531

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$70,442,138	6,598,629	$10.68
Institutional Class	$2,642,011	247,543	$10.67
A Class	$45,423,777	4,255,261	$10.67	*
B Class	$1,305,922	122,354	$10.67
C Class	$15,001,973	1,405,534	$10.67
R Class	$1,358,710	127,289	$10.67

* Maximum offering price $11.17 (net asset value divided by 0.9550)

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2011
Investment Income (Loss)
Income:
Interest	$5,133,612
Dividends	74,705
5,208,317
Expenses:
Management fees	862,552
Distribution and service fees:
A Class	121,688
B Class	13,194
C Class	148,802
R Class	5,495
Trustees’ fees and expenses	4,558
Other expenses	8,667
1,164,956

Net investment income (loss)	4,043,361

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,798,965
Futures contract transactions	(221,125)
Swap agreement transactions	110,200
Foreign currency transactions	(180,206)
1,507,834

Change in net unrealized appreciation (depreciation) on:
Investments	(231,971)
Futures contracts	382
Swap agreements	(10,702)
Translation of assets and liabilities in foreign currencies	(136,350)
(378,641)

Net realized and unrealized gain (loss)	1,129,193

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,172,554

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2011 AND MARCH 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$4,043,361	$2,343,717
Net realized gain (loss)	1,507,834	881,185
Change in net unrealized appreciation (depreciation)	(378,641)	2,596,679
Net increase (decrease) in net assets resulting from operations	5,172,554	5,821,581

Distributions to Shareholders
From net investment income:
Investor Class	(2,240,800)	(626,972)
Institutional Class	(90,848)	(144,719)
A Class	(1,581,590)	(1,290,808)
B Class	(33,373)	(51,058)
C Class	(371,971)	(294,005)
R Class	(32,794)	(45,473)
From net realized gains:
Investor Class	(659,110)	(89,271)
Institutional Class	(23,330)	(7,759)
A Class	(433,389)	(223,325)
B Class	(10,576)	(8,212)
C Class	(134,782)	(56,542)
R Class	(9,557)	(5,898)
Decrease in net assets from distributions	(5,622,120)	(2,844,042)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	51,035,451	29,687,868

Net increase (decrease) in net assets	50,585,885	32,665,407

Net Assets
Beginning of period	85,588,646	52,923,239
End of period	$136,174,531	$85,588,646

Undistributed net investment income	$90,432	$4,224

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2011

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Core Plus Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek to maximize total return. As a secondary objective, the fund seeks a high level of income. The fund pursues its objectives by investing at least 65% of its assets in investment-grade, non-money market debt securities and up to 35% of its assets in high-yield and/or emerging markets debt securities.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for “roll” transactions as purchases and sales.

Exchange-Traded Funds — The fund may invest in exchange-traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3425% to 0.4600%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended March 31, 2011 was 0.65% for the Investor Class, A Class, B Class, C Class and R Class and 0.45% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2011, totaled $167,746,548, of which $109,085,777 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2011, totaled $117,848,342, of which $88,618,575 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2011		Year ended March 31, 2010
	Shares	Amount	Shares	Amount
Investor Class
Sold	7,576,868	$82,130,764	3,311,758	$34,781,242
Issued in reinvestment of distributions	241,061	2,600,347	53,911	566,771
Redeemed	(4,485,826)	(48,263,672)	(849,200)	(8,878,814)
	3,332,103	36,467,439	2,516,469	26,469,199
Institutional Class
Sold	218,228	2,381,854	105,747	1,124,932
Issued in reinvestment of distributions	10,560	113,850	14,637	152,478
Redeemed	(139,024)	(1,500,814)	(439,385)	(4,655,511)
	89,764	994,890	(319,001)	(3,378,101)
A Class
Sold	3,213,951	34,773,831	2,735,135	28,411,036
Issued in reinvestment of distributions	173,510	1,870,890	135,424	1,420,778
Redeemed	(2,640,837)	(28,492,430)	(1,929,757)	(20,127,429)
	746,624	8,152,291	940,802	9,704,385
B Class
Sold	12,717	137,768	24,450	250,309
Issued in reinvestment of distributions	3,871	41,679	4,849	50,619
Redeemed	(13,408)	(145,583)	(101,348)	(1,062,593)
	3,180	33,864	(72,049)	(761,665)
C Class
Sold	963,043	10,412,130	653,468	6,832,060
Issued in reinvestment of distributions	28,397	305,745	17,291	180,772
Redeemed	(568,503)	(6,133,279)	(689,038)	(7,138,851)
	422,937	4,584,596	(18,279)	(126,019)
R Class
Sold	119,219	1,291,902	18,098	185,881
Issued in reinvestment of distributions	3,909	42,150	4,938	51,371
Redeemed	(48,937)	(531,681)	(238,003)	(2,457,183)
	74,191	802,371	(214,967)	(2,219,931)
Net increase (decrease)	4,668,799	$51,035,451	2,832,975	$29,687,868

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Corporate Bonds	—	$49,190,278	—
U.S. Government Agency Mortgage-Backed Securities	—	37,514,051	—
U.S. Treasury Securities	—	17,004,315	—
Commercial Mortgage-Backed Securities	—	11,605,108	—
Collateralized Mortgage Obligations	—	6,872,365	—
Sovereign Governments & Agencies	—	5,412,367	—
Municipal Securities	—	4,612,678	—
U.S. Government Agency Securities and Equivalents	—	820,778	—
Asset-Backed Securities	—	21,280	—
Temporary Cash Investments	—	4,411,000	—
Total Value of Investment Securities	—	$137,464,220	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(134,501)	—
Futures Contracts	$(2,727)	—	—
Swap Agreements	–	106,317	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$(2,727)	$(28,184)	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of March 31, 2011
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$51,103	Swap agreements	$6,800
Interest Rate Risk	Receivable for variation margin on futures contracts	—	Payable for variation margin on futures contracts	7,875
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	—	Unrealized loss on forward foreign currency exchange contracts	134,501
		$51,103		$149,176

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2011

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$110,200	Change in net unrealized appreciation (depreciation) on swap agreements	$(10,702)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(221,125)	Change in net unrealized appreciation (depreciation) on futures contracts	382
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(185,766)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(146,144)
		$(296,691)		$(156,464)

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$5,001,935	$2,821,370
Long-term capital gains	$620,185	$22,672

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$135,113,696
Gross tax appreciation of investments	$3,397,348
Gross tax depreciation of investments	(1,046,824)
Net tax appreciation (depreciation) of investments	$2,350,524
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$114,248
Other book-to-tax adjustments	(18,581)
Net tax appreciation (depreciation)	$2,446,191
Undistributed ordinary income	$90,947
Accumulated long-term gains	$113,966

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts and futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2011	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.58	$10.07	$10.48	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.35	0.42	0.43	0.45	0.14
Net Realized and Unrealized Gain (Loss)	0.22	0.59	(0.12)	0.51	(0.03)
Total From Investment Operations	0.57	1.01	0.31	0.96	0.11
Distributions
From Net Investment Income	(0.38)	(0.43)	(0.50)	(0.44)	(0.15)
From Net Realized Gains	(0.09)	(0.07)	(0.22)	—	—
Total Distributions	(0.47)	(0.50)	(0.72)	(0.44)	(0.15)
Net Asset Value, End of Period	$10.68	$10.58	$10.07	$10.48	$9.96

Total Return(3)	5.42%	10.22%	3.28%	9.88%	1.04%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.66%	0.66%	0.67%	0.67%	0.67	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.26%	3.99%	4.17%	4.46%	4.44	%(4)
Portfolio Turnover Rate	96%	131%	255%	232%	133%
Net Assets, End of Period (in thousands)	$70,442	$34,569	$7,555	$5,830	$4,211

(1)	November 30, 2006 (fund inception) through March 31, 2007.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

See Notes to Financial Statements.

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2011	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.58	$10.07	$10.48	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.37	0.43	0.45	0.47	0.15
Net Realized and Unrealized Gain (Loss)	0.21	0.61	(0.12)	0.51	(0.04)
Total From Investment Operations	0.58	1.04	0.33	0.98	0.11
Distributions
From Net Investment Income	(0.40)	(0.46)	(0.52)	(0.46)	(0.15)
From Net Realized Gains	(0.09)	(0.07)	(0.22)	—	—
Total Distributions	(0.49)	(0.53)	(0.74)	(0.46)	(0.15)
Net Asset Value, End of Period	$10.67	$10.58	$10.07	$10.48	$9.96

Total Return(3)	5.53%	10.44%	3.48%	10.10%	1.11%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.46%	0.46%	0.47%	0.47%	0.47	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.46%	4.19%	4.37%	4.66%	4.64	%(4)
Portfolio Turnover Rate	96%	131%	255%	232%	133%
Net Assets, End of Period (in thousands)	$2,642	$1,669	$4,802	$4,638	$4,214

(1)	November 30, 2006 (fund inception) through March 31, 2007.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

See Notes to Financial Statements.

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2011	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.58	$10.07	$10.48	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.33	0.39	0.39	0.42	0.14
Net Realized and Unrealized Gain (Loss)	0.20	0.60	(0.10)	0.51	(0.04)
Total From Investment Operations	0.53	0.99	0.29	0.93	0.10
Distributions
From Net Investment Income	(0.35)	(0.41)	(0.48)	(0.41)	(0.14)
From Net Realized Gains	(0.09)	(0.07)	(0.22)	—	—
Total Distributions	(0.44)	(0.48)	(0.70)	(0.41)	(0.14)
Net Asset Value, End of Period	$10.67	$10.58	$10.07	$10.48	$9.96

Total Return(3)	5.06%	9.95%	3.02%	9.61%	0.96%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.91%	0.91%	0.92%	0.92%	0.92	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.01%	3.74%	3.92%	4.21%	4.19	%(4)
Portfolio Turnover Rate	96%	131%	255%	232%	133%
Net Assets, End of Period (in thousands)	$45,424	$37,131	$25,863	$6,415	$4,207

(1)	November 30, 2006 (fund inception) through March 31, 2007.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(4)	Annualized.

See Notes to Financial Statements.

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2011	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.58	$10.07	$10.48	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.25	0.31	0.33	0.35	0.11
Net Realized and Unrealized Gain (Loss)	0.20	0.60	(0.12)	0.51	(0.04)
Total From Investment Operations	0.45	0.91	0.21	0.86	0.07
Distributions
From Net Investment Income	(0.27)	(0.33)	(0.40)	(0.34)	(0.11)
From Net Realized Gains	(0.09)	(0.07)	(0.22)	—	—
Total Distributions	(0.36)	(0.40)	(0.62)	(0.34)	(0.11)
Net Asset Value, End of Period	$10.67	$10.58	$10.07	$10.48	$9.96

Total Return(3)	4.28%	9.13%	2.25%	8.80%	0.71%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.66%	1.66%	1.67%	1.67%	1.67	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.26%	2.99%	3.17%	3.46%	3.44	%(4)
Portfolio Turnover Rate	96%	131%	255%	232%	133%
Net Assets, End of Period (in thousands)	$1,306	$1,261	$1,926	$4,614	$4,197

(1)	November 30, 2006 (fund inception) through March 31, 2007.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(4)	Annualized.

See Notes to Financial Statements.

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2011	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.58	$10.07	$10.48	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.25	0.31	0.32	0.35	0.11
Net Realized and Unrealized Gain (Loss)	0.20	0.60	(0.11)	0.51	(0.04)
Total From Investment Operations	0.45	0.91	0.21	0.86	0.07
Distributions
From Net Investment Income	(0.27)	(0.33)	(0.40)	(0.34)	(0.11)
From Net Realized Gains	(0.09)	(0.07)	(0.22)	—	—
Total Distributions	(0.36)	(0.40)	(0.62)	(0.34)	(0.11)
Net Asset Value, End of Period	$10.67	$10.58	$10.07	$10.48	$9.96

Total Return(3)	4.28%	9.13%	2.25%	8.80%	0.71%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.66%	1.66%	1.67%	1.67%	1.67	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.26%	2.99%	3.17%	3.46%	3.44	%(4)
Portfolio Turnover Rate	96%	131%	255%	232%	133%
Net Assets, End of Period (in thousands)	$15,002	$10,397	$10,080	$6,074	$4,197

(1)	November 30, 2006 (fund inception) through March 31, 2007.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(4)	Annualized.

See Notes to Financial Statements.

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2011	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.58	$10.07	$10.48	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.30	0.36	0.38	0.40	0.13
Net Realized and Unrealized Gain (Loss)	0.21	0.60	(0.12)	0.51	(0.04)
Total From Investment Operations	0.51	0.96	0.26	0.91	0.09
Distributions
From Net Investment Income	(0.33)	(0.38)	(0.45)	(0.39)	(0.13)
From Net Realized Gains	(0.09)	(0.07)	(0.22)	—	—
Total Distributions	(0.42)	(0.45)	(0.67)	(0.39)	(0.13)
Net Asset Value, End of Period	$10.67	$10.58	$10.07	$10.48	$9.96

Total Return(3)	4.80%	9.68%	2.76%	9.34%	0.88%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.16%	1.16%	1.17%	1.17%	1.17	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.76%	3.49%	3.67%	3.96%	3.94	%(4)
Portfolio Turnover Rate	96%	131%	255%	232%	133%
Net Assets, End of Period (in thousands)	$1,359	$562	$2,699	$4,595	$4,204

(1)	November 30, 2006 (fund inception) through March 31, 2007.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust
and Shareholders of the Core Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Plus Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 19, 2011

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century Investment Trust (the proposal was voted on by all shareholders of funds issued by American Century Investment Trust):

Frederick L.A. Grauer	For:	6,489,609,552
	Withhold:	205,862,380
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	45,407,109
	Against:	311,347
	Abstain:	1,752,427
	Broker Non-Vote:	18,643,102

Institutional Class	For:	550,581
	Against:	0
	Abstain:	0
	Broker Non-Vote:	0

Management

The Board of Trustees

The individuals listed below serve as trustees of the fund. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee, other than Mr. Thomas, is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (2004 to 2006)	40	None
John Freidenrich (1937)	Trustee	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	40	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	40	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	40	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	40	Cadence Design Systems; Exponent; Financial Engines; Watson Wyatt Worldwide (2002 to 2006)

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	104	None

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Officers
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $620,185 or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2011.

The fund hereby designates $650,559 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-71450   1105

ANNUAL REPORT           MARCH 31, 2011

Diversified Bond Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	29
Statement of Operations	30
Statement of Changes in Net Assets	31
Notes to Financial Statements	32
Financial Highlights	40
Report of Independent Registered Public Accounting Firm	46
Proxy Voting Results	47
Management	48
Additional Information	51

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights
& News” headings at the top of our Individual Investors site.

Investment Performance and Macroeconomic Update

Investment performance tables turned dramatically since our semiannual report for the six months ended September 30, 2010. That report chronicled an uneven period for economic growth and financial market performance that produced generally higher returns for U.S. bonds than for U.S. stocks. For the subsequent six months ended March 31, 2011, broad U.S. stock indices significantly outperformed their bond counterparts as monetary and fiscal intervention in 2010 fueled investor optimism about economic and financial market conditions in 2011 and 2012. The S&P 500 Index (representing U.S. stocks) and the Barclays Capital U.S. Aggregate Bond Index returned 17.31% and -0.88%, respectively, during those final six months.

In the second half of 2010, the U.S. Federal Reserve launched its second round of quantitative easing (QE2), a form of monetary intervention involving the purchase of U.S. government securities to increase the money supply and encourage investors to purchase potentially higher-risk/higher-return assets, such as stocks. Small-cap growth stocks benefited most from the resulting rally. But besides boosting stock prices, QE2 also helped fuel inflation fears. The benchmark 10-year U.S. Treasury note suffered a -5.92% total return from September 30, 2010, to March 31, 2011, as its yield jumped from 2.51% to 3.47%.

These developments over the more-recent six months are incorporated in the broader, enclosed 12-month Market Perspective and Portfolio Commentary from the portfolio management team. Our experts will continue to diligently apply their knowledge and skills as they make daily investment decisions for you.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic Uncertainty Gave Way to Economic Optimism

Bonds generated solid returns for the 12 months ended March 31, 2011—a period characterized by mixed economic data and changing investor sentiment. Early in the period, a slowdown in the pace of economic growth, combined with lingering high unemployment, the European sovereign debt crisis, and mounting deflationary signals, stoked fears of a double-dip recession. This backdrop fueled demand for Treasuries and other “safe haven” investments.

Dissatisfied with the slow pace of economic growth and the lingering high jobless rate, the Federal Reserve (the Fed) kept its federal funds rate target near zero and, in late 2010, announced a second round of quantitative easing, dubbed “QE2” (the Fed’s government-securities purchase program designed to expand the money supply). This action, combined with improving economic data and the extension of prevailing federal income tax rates, sparked a fresh round of economic optimism and “risk-taking” by investors. At the same time, inflationary pressures began brewing, primarily due to better economic forecasts combined with soaring prices for oil and other commodities.

Demand for Yield, Inflation Protection Drove Performance

Treasury yields declined across all maturities, yet the slope of the yield curve (between two and 30 years) remained relatively unchanged. The generally low interest rate environment prompted investors to maintain a healthy appetite for yield. This led to strong, broad-benchmark-beating performance from investment-grade and high-yield corporate bonds, which also benefited from solid corporate fundamentals and low default rates. Longer-term nominal
Treasuries also outperformed the broad bond market in this rate environment, but they lagged their inflation-indexed counterparts. Concerns about rising inflation pushed TIPS (Treasury inflation-protected securities) to the top of the investment-grade fixed-income performance hierarchy for the 12-month period.

Government agency mortgage-backed securities (MBS) posted positive returns for the period, but they lagged the broader market. Valuations in the sector remained tight relative to Treasuries, giving investors little incentive to take on additional risk. Meanwhile, cash returns were essentially flat throughout the period, reflecting the Fed’s near-zero interest rate policy.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2011
Barclays Capital U.S. Bond Market Indices		Barclays Capital U.S. Treasury Bellwethers
Corporate High-Yield	14.31%	3-Month Bill	0.19%
Treasury Inflation Protected Securities (TIPS)	7.91%	2-Year Note	1.64%
Corporate (investment-grade)	7.46%	10-Year Note	6.55%
Aggregate (multi-sector)	5.12%	30-Year Bond	6.91%
Treasury	4.53%
MBS (mortgage-backed securities)	4.37%

3

Performance

Total Returns as of March 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ADFIX	4.89%	6.34%	—	5.12%	12/3/01
Barclays Capital U.S. Aggregate Bond Index	—	5.12%	6.03%	5.56%	5.32%(1)	—
Institutional Class	ACBPX	5.09%	6.55%	5.55%	5.92%	4/1/93
A Class(2) No sales charge* With sales charge*	ADFAX	4.72% 0.02%	6.09% 5.11%	— —	4.87% 4.35%	12/3/01
B Class No sales charge* With sales charge*	CDBBX	3.85% -0.15%	5.28% 5.12%	— —	3.91% 3.91%	1/31/03
C Class	CDBCX	3.85%	5.28%	—	3.93%	1/31/03
R Class	ADVRX	4.46%	5.83%	—	5.06%	7/29/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Diversified Bond acquired all of the net assets of the American Century Intermediate-Term Bond Fund, the American Century Bond Fund, and the American Century Premium Bond Fund on December 3, 2001, pursuant to a plan of reorganization approved by the acquired funds’ shareholders on November 16, 2001. Financial information prior to December 3, 2001 is that of American Century Premium Bond Fund and is used in calculating the performance of Diversified Bond.

(1)	Since 11/30/01, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over Life of Class
$10,000 investment made December 3, 2001

(1)	From 12/3/01, the Investor Class’s inception date. Index data from 11/30/01, the date nearest the Investor Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
0.61%	0.41%	0.86%	1.61%	1.61%	1.11%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell, and David MacEwen

Performance Summary

Diversified Bond returned 4.89%* for the 12 months ended March 31, 2011. By comparison, the portfolio’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 5.12%. See page 4 for additional performance comparisons. Fund returns reflect operating expenses, while index returns do not.

Diversified Bond’s absolute return reflected the positive performance of investment-grade and high-yield corporate bonds during the 12-month period. Relative to the benchmark, the main differentiating factors included operating expenses, good security selection within the portfolio’s corporate and mortgage components, and lagging performance from non-U.S.-dollar (non-benchmark) securities.

Mortgage Returns Mixed; Non-Dollar Bonds Lagged

Within the portfolio’s mortgage allocation, we maintained an underweight position in traditional pass-through government agency mortgage-backed securities (MBS), primarily due to their tight valuations. Yields on these collateral MBS remained at historically low levels on an absolute basis and relative to Treasury securities. Instead, we focused on higher-yielding commercial mortgage-backed securities (CMBS) and collateralized mortgage obligations (CMOs). Investors favored these “structured” mortgage products, which are less likely to experience sharp price volatility due to refinancing or rapidly changing interest rates. Our CMOs contributed favorably to performance, but within the CMBS sector, security selection dragged down results. We favored higher-quality, short-maturity securities, which lagged lower-quality, longer-maturity CMBS.

We also made a small investment (approximately 3% of assets as of March 31, 2011) in German government bonds. Fears of inflation and a rate hike from the European Central Bank pushed yields on German government bonds higher and prices lower late in the reporting period, which hurt overall relative performance.

Overweight to Credit Helped Performance

We continued to underweight U.S. Treasuries and maintain a portfolio overweight position in investment-grade corporate bonds, which contributed favorably to performance. Corporate bonds outperformed Treasuries and the broad bond market during the period, benefitting from improving corporate fundamentals and investor demand for yield. Within the corporate component, a small allocation to high-yield corporate bonds (approximately 5% of assets as of March 31, 2011) further boosted the portfolio’s performance. High-yield corporate bonds represented the best-performing segment of the domestic fixed-income market for the 12-month period. Our security selection was helpful, particularly among bonds with “BB” credit ratings.

Late in the period, we began to slightly reduce the portfolio’s corporate overweight, due to the sector’s lengthy performance run and significant spread tightening. We reinvested the proceeds in U.S. Treasury and non-U.S.-dollar-denominated securities.

*All fund returns referenced in this commentary are for Investor Class shares.

6

Yield Curve Positioning Favored Flattening

We continued to position the portfolio for a longer-term flattening of the yield curve (the graphic representation of Treasury yields), with the expectation that the yield difference between two- and 30-year Treasuries would narrow going forward. This strategy had a minimal impact on performance during the 12-month period, as the slope of the yield curve remained relatively unchanged. From a longer term perspective—potentially after the Federal Reserve’s (the Fed’s) quantitative easing concludes in June—we believe the curve may flatten more significantly, due to short-term rates rising at a faster pace than long-term rates.

Outlook

“Economic conditions appear to have improved,” said Portfolio Manager Bob Gahagan. “ISM (Institute for Supply Management) manufacturing data, retail sales, and consumer confidence are better, but it remains to be seen if current momentum is enough to offset the winding down of stimulus programs from the Fed and the federal government, soft employment, a weak housing market, and historically high debt levels. In addition, elevated sovereign debt risk and the need for fiscal austerity in many industrialized nations may act as an additional friction to growth over the next few years. Also, the implications of the Japan earthquake and the unrest in the Middle East and Northern Africa are adding to the aura of uncertainty.

“These factors, combined with increasing inflationary pressures stemming from monetary expansion and rising commodity prices, have important implications for fixed-income investors. In this environment, we are sticking to our disciplined, relative-value approach to portfolio management, emphasizing careful security selection and risk management. As such, we are likely to maintain a duration (price sensitivity to interest rate changes) close to that of the benchmark. In terms of sector allocation, we continue to favor a modest overweight to MBS, focusing on structured mortgage products over traditional mortgage securities.”

7

Fund Characteristics

MARCH 31, 2011
Portfolio at a Glance
Average Duration (effective)	5.1 years
Weighted Average Life	6.8 years

30-Day SEC Yields
Investor Class	2.83%
Institutional Class	3.03%
A Class	2.46%
B Class	1.83%
C Class	1.83%
R Class	2.33%

Types of Investments in Portfolio	% of net assets
Corporate Bonds	26.8%
U.S. Government Agency Mortgage-Backed Securities	26.1%
U.S. Treasury Securities	22.9%
Commercial Mortgage-Backed Securities	6.2%
U.S. Government Agency Securities and Equivalents	5.3%
Collateralized Mortgage Obligations	4.0%
Sovereign Governments & Agencies	3.9%
Municipal Securities	3.2%
Asset-Backed Securities	0.2%
Temporary Cash Investments	1.9%
Other Assets and Liabilities	(0.5)%

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2010 to March 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period* 10/1/10 – 3/31/11	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$987.50	$3.02	0.61%
Institutional Class	$1,000	$988.50	$2.03	0.41%
A Class	$1,000	$987.20	$4.26	0.86%
B Class	$1,000	$982.60	$7.96	1.61%
C Class	$1,000	$982.60	$7.96	1.61%
R Class	$1,000	$985.90	$5.50	1.11%
Hypothetical
Investor Class	$1,000	$1,021.89	$3.07	0.61%
Institutional Class	$1,000	$1,022.89	$2.07	0.41%
A Class	$1,000	$1,020.64	$4.33	0.86%
B Class	$1,000	$1,016.90	$8.10	1.61%
C Class	$1,000	$1,016.90	$8.10	1.61%
R Class	$1,000	$1,019.40	$5.59	1.11%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

MARCH 31, 2011

Principal Amount	Value
Corporate Bonds — 26.8%
AEROSPACE & DEFENSE — 0.2%
L-3 Communications Corp., 5.20%, 10/15/19(1)	$290,000	$302,676
Lockheed Martin Corp., 7.65%, 5/1/16(1)	1,700,000	2,060,663
Lockheed Martin Corp., 4.25%, 11/15/19(1)	3,320,000	3,349,375
Northrop Grumman Corp., 3.70%, 8/1/14(1)	1,300,000	1,360,242
United Technologies Corp., 6.125%, 2/1/19(1)	2,660,000	3,103,632
United Technologies Corp., 6.05%, 6/1/36(1)	1,027,000	1,146,049
		11,322,637
BEVERAGES — 0.4%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19(1)	3,310,000	4,073,048
Anheuser-Busch InBev Worldwide, Inc., 6.875%, 11/15/19	7,580,000	8,956,915
Diageo Capital plc, 5.20%, 1/30/13(1)	1,160,000	1,243,187
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16(1)	1,330,000	1,317,939
PepsiCo, Inc., 4.875%, 11/1/40(1)	1,100,000	1,033,505
SABMiller plc, 5.50%, 8/15/13(1)(2)	1,621,000	1,761,531
		18,386,125
BIOTECHNOLOGY — 0.1%
Amgen, Inc., 5.85%, 6/1/17(1)	2,560,000	2,913,759
Amgen, Inc., 3.45%, 10/1/20(1)	540,000	508,368
		3,422,127
CAPITAL MARKETS — 2.7%
Ameriprise Financial, Inc., 5.30%, 3/15/20(1)	1,900,000	2,014,690
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17(1)	11,977,000	13,454,686
Credit Suisse (New York), 5.00%, 5/15/13(1)	4,330,000	4,622,219
Credit Suisse (New York), 5.50%, 5/1/14(1)	2,320,000	2,542,606
Credit Suisse (New York), 5.30%, 8/13/19(1)	3,300,000	3,470,039
Deutsche Bank AG (London), 4.875%, 5/20/13(1)	810,000	861,125
Deutsche Bank AG (London), 3.875%, 8/18/14(1)	$3,180,000	$3,315,217
Goldman Sachs Group, Inc. (The), 5.125%, 1/15/15(1)	3,520,000	3,759,994
Goldman Sachs Group, Inc. (The), 3.70%, 8/1/15(1)	3,790,000	3,815,696
Goldman Sachs Group, Inc. (The), 3.625%, 2/7/16(1)	9,130,000	9,037,769
Goldman Sachs Group, Inc. (The), 7.50%, 2/15/19(1)	11,070,000	12,861,702
Goldman Sachs Group, Inc. (The), 5.375%, 3/15/20(1)	7,120,000	7,231,734
Goldman Sachs Group, Inc. (The), 6.25%, 2/1/41(1)	2,210,000	2,208,250
Jefferies Group, Inc., 8.50%, 7/15/19(1)	2,500,000	2,950,152
Korea Development Bank, 3.25%, 3/9/16(1)	3,480,000	3,416,135
Korea Development Bank, 4.00%, 9/9/16(1)	2,470,000	2,498,805
Merrill Lynch & Co., Inc., 6.15%, 4/25/13(1)	1,965,000	2,116,529
Morgan Stanley, 4.20%, 11/20/14(1)	4,850,000	5,005,840
Morgan Stanley, 6.00%, 4/28/15(1)	6,310,000	6,868,530
Morgan Stanley, 6.625%, 4/1/18(1)	5,770,000	6,340,128
Morgan Stanley, 7.30%, 5/13/19(1)	2,430,000	2,734,012
Morgan Stanley, 5.625%, 9/23/19(1)	4,000,000	4,086,704
Morgan Stanley, 5.50%, 7/24/20(1)	3,500,000	3,498,799
Morgan Stanley, 5.75%, 1/25/21(1)	5,520,000	5,573,384
UBS AG (Stamford Branch), 2.25%, 8/12/13(1)	2,780,000	2,806,591
UBS AG (Stamford Branch), 2.25%, 1/28/14(1)	1,710,000	1,712,980
UBS AG (Stamford Branch), 5.875%, 12/20/17(1)	7,130,000	7,784,684
UBS AG (Stamford Branch), 5.75%, 4/25/18(1)	1,250,000	1,346,281
		127,935,281
CHEMICALS — 0.4%
CF Industries, Inc., 6.875%, 5/1/18	4,130,000	4,646,250
Dow Chemical Co. (The), 4.85%, 8/15/12(1)	1,690,000	1,770,270
Dow Chemical Co. (The), 5.90%, 2/15/15(1)	4,380,000	4,852,488

11

Principal Amount	Value
Dow Chemical Co. (The), 2.50%, 2/15/16(1)	$4,310,000	$4,150,577
Mosaic Co. (The), 7.625%, 12/1/16(1)(2)	2,100,000	2,268,370
Rohm & Haas Co., 5.60%, 3/15/13(1)	550,000	591,037
		18,278,992
COMMERCIAL BANKS — 1.5%
Barclays Bank plc, 5.00%, 9/22/16(1)	3,590,000	3,805,070
BB&T Corp., 5.70%, 4/30/14(1)	1,680,000	1,854,720
BB&T Corp., 3.20%, 3/15/16	4,400,000	4,366,952
BNP Paribas, 3.60%, 2/23/16(1)	2,960,000	2,963,043
Fifth Third Bancorp., 6.25%, 5/1/13(1)	3,882,000	4,210,448
HSBC Bank plc, 3.50%, 6/28/15(1)(2)	2,980,000	3,016,925
HSBC Holdings plc, 5.10%, 4/5/21(3)	1,760,000	1,769,717
HSBC Holdings plc, 6.80%, 6/1/38(1)	1,620,000	1,701,687
Huntington Bancshares, Inc., 7.00%, 12/15/20(1)	840,000	927,697
Lloyds TSB Bank plc, 4.875%, 1/21/16(1)	2,900,000	2,989,749
National Australia Bank Ltd., 2.75%, 9/28/15(1)(2)	2,210,000	2,171,957
PNC Bank N.A., 4.875%, 9/21/17(1)	882,000	926,303
PNC Bank N.A., 6.00%, 12/7/17(1)	1,830,000	2,025,656
PNC Funding Corp., 3.625%, 2/8/15(1)	2,800,000	2,893,506
PNC Funding Corp., 4.25%, 9/21/15(1)	430,000	451,920
PNC Funding Corp., 4.375%, 8/11/20(1)	1,720,000	1,712,910
Royal Bank of Scotland plc (The), 3.95%, 9/21/15	5,450,000	5,453,237
SunTrust Bank, 7.25%, 3/15/18(1)	320,000	363,903
SunTrust Banks, Inc., 3.60%, 4/15/16(1)	1,141,000	1,133,988
U.S. Bancorp., 3.44%, 2/1/16	2,760,000	2,749,827
Wachovia Bank N.A., 4.80%, 11/1/14(1)	1,500,000	1,596,918
Wachovia Bank N.A., 4.875%, 2/1/15(1)	3,320,000	3,533,768
Wells Fargo & Co., 4.375%, 1/31/13(1)	4,280,000	4,507,490
Wells Fargo & Co., 3.68%, 6/15/16(1)	$3,300,000	$3,317,820
Wells Fargo & Co., 5.625%, 12/11/17(1)	3,700,000	4,040,755
Wells Fargo & Co., 4.60%, 4/1/21(1)	4,400,000	4,352,907
Westpac Banking Corp., 3.00%, 8/4/15(1)	2,520,000	2,513,340
		71,352,213
COMMERCIAL SERVICES & SUPPLIES — 0.3%
Corrections Corp. of America, 6.25%, 3/15/13(1)	4,170,000	4,170,000
Corrections Corp. of America, 7.75%, 6/1/17(1)	2,800,000	3,055,500
Republic Services, Inc., 5.50%, 9/15/19(1)	5,870,000	6,301,897
Waste Management, Inc., 4.75%, 6/30/20(1)	1,120,000	1,137,932
Waste Management, Inc., 6.125%, 11/30/39(1)	2,070,000	2,155,843
		16,821,172
COMMUNICATIONS EQUIPMENT(4)
Cisco Systems, Inc., 5.90%, 2/15/39(1)	1,560,000	1,624,378
CONSUMER FINANCE — 0.9%
American Express Centurion Bank, 5.55%, 10/17/12(1)	2,600,000	2,754,734
American Express Centurion Bank, 6.00%, 9/13/17(1)	4,840,000	5,391,968
American Express Co., 7.25%, 5/20/14(1)	4,900,000	5,572,662
American Express Credit Corp., 2.75%, 9/15/15(1)	1,830,000	1,795,817
American Honda Finance Corp., 2.375%, 3/18/13(1)(2)	3,120,000	3,163,777
American Honda Finance Corp., 2.50%, 9/21/15(1)(2)	5,960,000	5,854,270
Capital One Bank USA N.A., 8.80%, 7/15/19(1)	3,000,000	3,773,247
Capital One Capital V, 10.25%, 8/15/39(1)	1,800,000	1,964,250
Ford Motor Credit Co. LLC, 7.00%, 10/1/13(1)	100,000	107,935
John Deere Capital Corp., 4.90%, 9/9/13(1)	1,200,000	1,302,644
Nissan Motor Acceptance Corp., 3.25%, 1/30/13(1)(2)	2,150,000	2,195,922
SLM Corp., 5.00%, 10/1/13(1)	4,050,000	4,190,940
SLM Corp., 6.25%, 1/25/16(1)	2,900,000	3,026,382
		41,094,548

12

Principal Amount	Value
CONTAINERS & PACKAGING — 0.1%
Ball Corp., 7.125%, 9/1/16(1)	$2,950,000	$3,241,312
Ball Corp., 6.75%, 9/15/20(1)	3,450,000	3,622,500
		6,863,812
DIVERSIFIED FINANCIAL SERVICES — 3.2%
Arch Western Finance LLC, 6.75%, 7/1/13(1)	1,577,000	1,600,655
Bank of America Corp., 4.90%, 5/1/13(1)	3,050,000	3,218,232
Bank of America Corp., 4.50%, 4/1/15(1)	5,420,000	5,625,104
Bank of America Corp., 6.50%, 8/1/16(1)	13,040,000	14,424,991
Bank of America Corp., 5.75%, 12/1/17(1)	2,890,000	3,044,647
Bank of America Corp., 5.625%, 7/1/20(1)	5,080,000	5,217,384
Bank of America N.A., 5.30%, 3/15/17(1)	6,439,000	6,612,093
Citigroup, Inc., 6.00%, 12/13/13(1)	7,270,000	7,903,871
Citigroup, Inc., 6.01%, 1/15/15(1)	12,960,000	14,160,951
Citigroup, Inc., 4.75%, 5/19/15	1,420,000	1,487,615
Citigroup, Inc., 6.125%, 5/15/18(1)	13,080,000	14,263,400
Citigroup, Inc., 8.50%, 5/22/19(1)	1,200,000	1,481,104
Citigroup, Inc., 8.125%, 7/15/39(1)	2,600,000	3,269,453
General Electric Capital Corp., 3.75%, 11/14/14(1)	9,460,000	9,853,801
General Electric Capital Corp., 2.25%, 11/9/15(1)	5,220,000	5,011,435
General Electric Capital Corp., 5.625%, 9/15/17(1)	5,480,000	5,946,605
General Electric Capital Corp., 6.00%, 8/7/19(1)	8,480,000	9,261,237
General Electric Capital Corp., 4.375%, 9/16/20(1)	5,970,000	5,803,861
General Electric Capital Corp., 4.625%, 1/7/21(1)	3,640,000	3,586,143
General Electric Capital Corp., 5.30%, 2/11/21(1)	1,870,000	1,900,025
General Electric Capital Corp., 6.875%, 1/10/39(1)	2,000,000	2,239,310
HSBC Finance Corp., 4.75%, 7/15/13(1)	1,400,000	1,493,052
JPMorgan Chase & Co., 3.70%, 1/20/15(1)	2,240,000	2,303,412
JPMorgan Chase & Co., 3.45%, 3/1/16	8,000,000	7,966,080
JPMorgan Chase & Co., 6.00%, 1/15/18(1)	$13,980,000	$15,326,316
JPMorgan Chase Bank N.A., 5.875%, 6/13/16(1)	1,250,000	1,375,690
		154,376,467
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.8%
Alltel Corp., 7.875%, 7/1/32(1)	1,190,000	1,541,559
AT&T, Inc., 6.70%, 11/15/13(1)	2,170,000	2,441,931
AT&T, Inc., 5.10%, 9/15/14(1)	1,000,000	1,093,312
AT&T, Inc., 6.80%, 5/15/36(1)	1,000,000	1,071,932
AT&T, Inc., 6.55%, 2/15/39(1)	8,240,000	8,609,342
British Telecommunications plc, 5.15%, 1/15/13(1)	2,060,000	2,191,107
British Telecommunications plc, 5.95%, 1/15/18(1)	6,080,000	6,710,934
Cellco Partnership/Verizon Wireless Capital LLC, 3.75%, 5/20/11(1)	300,000	301,276
Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 2/1/14(1)	1,580,000	1,734,582
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18(1)	2,490,000	3,200,880
CenturyLink, Inc., 6.15%, 9/15/19(1)	3,300,000	3,467,082
CenturyLink, Inc., 7.60%, 9/15/39(1)	3,320,000	3,564,588
Deutsche Telekom International Finance BV, 6.75%, 8/20/18(1)	3,000,000	3,542,187
Deutsche Telekom International Finance BV, 8.75%, 6/15/30(1)	800,000	1,050,970
Embarq Corp., 7.08%, 6/1/16(1)	944,000	1,073,320
France Telecom SA, 4.375%, 7/8/14(1)	3,140,000	3,372,175
Frontier Communications Corp., 8.25%, 4/15/17(1)	1,000,000	1,085,000
Qwest Corp., 7.875%, 9/1/11(1)	1,950,000	2,008,500
Qwest Corp., 8.875%, 3/15/12(1)	1,300,000	1,394,250
Qwest Corp., 7.50%, 10/1/14(1)	800,000	918,000
Telecom Italia Capital SA, 6.175%, 6/18/14(1)	4,410,000	4,734,034

13

Principal Amount	Value
Telecom Italia Capital SA, 7.00%, 6/4/18(1)	$3,280,000	$3,568,571
Telecom Italia Capital SA, 7.175%, 6/18/19(1)	1,780,000	1,946,868
Telefonica Emisiones SAU, 5.88%, 7/15/19(1)	2,800,000	2,946,132
Telefonica Emisiones SAU, 5.46%, 2/16/21	3,620,000	3,668,508
Verizon Communications, Inc., 6.10%, 4/15/18(1)	2,799,000	3,138,684
Verizon Communications, Inc., 8.75%, 11/1/18(1)	2,670,000	3,417,910
Verizon Communications, Inc., 4.60%, 4/1/21(1)	2,980,000	2,969,361
Verizon Communications, Inc., 7.35%, 4/1/39(1)	3,660,000	4,276,490
Windstream Corp., 7.875%, 11/1/17(1)	7,140,000	7,693,350
		88,732,835
ELECTRIC UTILITIES — 0.6%
Carolina Power & Light Co., 5.15%, 4/1/15(1)	1,123,000	1,227,048
Carolina Power & Light Co., 5.25%, 12/15/15(1)	545,000	604,979
Carolina Power & Light Co., 5.30%, 1/15/19(1)	770,000	841,947
Cleveland Electric Illuminating Co. (The), 5.70%, 4/1/17(1)	2,331,000	2,478,296
Duke Energy Carolinas LLC, 7.00%, 11/15/18(1)	1,670,000	2,002,530
Duke Energy Corp., 6.30%, 2/1/14(1)	1,570,000	1,749,807
Duke Energy Corp., 3.95%, 9/15/14(1)	4,010,000	4,205,038
Edison International, 3.75%, 9/15/17(1)	2,920,000	2,873,134
FirstEnergy Corp., 6.45%, 11/15/11(1)	96,000	98,868
FirstEnergy Solutions Corp., 6.05%, 8/15/21(1)	5,220,000	5,412,733
Florida Power Corp., 5.65%, 6/15/18(1)	790,000	884,098
Florida Power Corp., 6.35%, 9/15/37(1)	1,307,000	1,464,967
Niagara Mohawk Power Corp., 4.88%, 8/15/19(2)	1,600,000	1,682,418
Pacificorp, 6.00%, 1/15/39(1)	2,340,000	2,523,238
Public Service Co. of Colorado, 5.80%, 8/1/18(1)	790,000	893,082
Southern California Edison Co., 5.625%, 2/1/36(1)	780,000	809,324
		29,751,507
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.2%
Jabil Circuit, Inc., 7.75%, 7/15/16(1)	$4,100,000	$4,674,000
Jabil Circuit, Inc., 5.625%, 12/15/20(1)	3,570,000	3,565,537
		8,239,537
ENERGY EQUIPMENT & SERVICES — 0.3%
Ensco plc, 3.25%, 3/15/16(1)	2,580,000	2,570,046
Pride International, Inc., 6.875%, 8/15/20(1)	800,000	911,000
Transocean, Inc., 6.50%, 11/15/20(1)	2,190,000	2,416,140
Weatherford International Ltd., 9.625%, 3/1/19(1)	5,590,000	7,121,034
		13,018,220
FOOD & STAPLES RETAILING — 0.7%
CVS Caremark Corp., 6.60%, 3/15/19(1)	6,730,000	7,722,063
Delhaize Group SA, 5.875%, 2/1/14(1)	4,310,000	4,705,042
Delhaize Group SA, 6.50%, 6/15/17(1)	550,000	618,713
Kroger Co. (The), 5.00%, 4/15/13(1)	1,580,000	1,688,002
Kroger Co. (The), 6.40%, 8/15/17(1)	3,900,000	4,487,488
Safeway, Inc., 5.80%, 8/15/12(1)	1,670,000	1,776,386
Wal-Mart Stores, Inc., 5.875%, 4/5/27(1)	1,060,000	1,166,858
Wal-Mart Stores, Inc., 6.20%, 4/15/38(1)	640,000	705,051
Wal-Mart Stores, Inc., 5.625%, 4/1/40(1)	3,640,000	3,724,211
Wal-Mart Stores, Inc., 4.875%, 7/8/40	3,440,000	3,149,702
Wal-Mart Stores, Inc., 5.00%, 10/25/40(1)	3,680,000	3,435,482
		33,178,998
FOOD PRODUCTS — 0.6%
Archer Daniels Midland Co., 5.77%, 3/1/41(3)	2,890,000	2,969,634
General Mills, Inc., 5.25%, 8/15/13(1)	4,970,000	5,399,994
Kellogg Co., 4.45%, 5/30/16(1)	2,400,000	2,570,066
Kraft Foods, Inc., 6.00%, 2/11/13(1)	830,000	897,919
Kraft Foods, Inc., 6.75%, 2/19/14(1)	1,190,000	1,342,330
Kraft Foods, Inc., 5.375%, 2/10/20(1)	5,090,000	5,375,641

14

Principal Amount	Value
Kraft Foods, Inc., 6.50%, 2/9/40(1)	$3,525,000	$3,777,683
Mead Johnson Nutrition Co., 3.50%, 11/1/14(1)	1,900,000	1,967,693
Mead Johnson Nutrition Co., 5.90%, 11/1/39(1)	2,600,000	2,693,379
Tyson Foods, Inc., 6.85%, 4/1/16(1)	2,580,000	2,896,050
		29,890,389
GAS UTILITIES(4)
CenterPoint Energy Resources Corp., 6.125%, 11/1/17(1)	560,000	621,501
CenterPoint Energy Resources Corp., 6.25%, 2/1/37(1)	950,000	968,433
		1,589,934
HEALTH CARE EQUIPMENT & SUPPLIES — 0.2%
Baxter International, Inc., 5.90%, 9/1/16(1)	1,130,000	1,301,389
Boston Scientific Corp., 4.50%, 1/15/15(1)	2,320,000	2,391,913
CareFusion Corp., 4.125%, 8/1/12(1)	400,000	413,178
Covidien International Finance SA, 1.875%, 6/15/13(1)	3,580,000	3,613,724
		7,720,204
HEALTH CARE PROVIDERS & SERVICES — 0.7%
Express Scripts, Inc., 5.25%, 6/15/12(1)	5,700,000	5,972,859
Express Scripts, Inc., 7.25%, 6/15/19(1)	8,020,000	9,580,628
HCA, Inc., 7.875%, 2/15/20(1)	5,140,000	5,615,450
Medco Health Solutions, Inc., 7.25%, 8/15/13(1)	7,061,000	7,907,070
Medco Health Solutions, Inc., 4.125%, 9/15/20(1)	2,420,000	2,333,586
WellPoint, Inc., 5.80%, 8/15/40(1)	1,470,000	1,450,489
		32,860,082
HOTELS, RESTAURANTS & LEISURE — 0.2%
International Game Technology, 5.50%, 6/15/20(1)	2,150,000	2,190,979
McDonald’s Corp., 5.35%, 3/1/18(1)	1,550,000	1,735,788
Wyndham Worldwide Corp., 6.00%, 12/1/16(1)	1,500,000	1,589,341
Yum! Brands, Inc., 8.875%, 4/15/11(1)	$600,000	$601,348
Yum! Brands, Inc., 5.30%, 9/15/19(1)	3,545,000	3,761,493
		9,878,949
HOUSEHOLD DURABLES — 0.2%
Jarden Corp., 8.00%, 5/1/16	4,960,000	5,449,800
Toll Brothers Finance Corp., 6.75%, 11/1/19(1)	2,500,000	2,582,667
		8,032,467
HOUSEHOLD PRODUCTS(4)
Kimberly-Clark Corp., 7.50%, 11/1/18(1)	820,000	1,023,410
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.2%
AES Corp. (The), 8.00%, 10/15/17(1)	6,000,000	6,480,000
Exelon Generation Co. LLC, 5.20%, 10/1/19(1)	3,000,000	3,042,108
		9,522,108
INDUSTRIAL CONGLOMERATES — 0.1%
General Electric Co., 5.00%, 2/1/13(1)	2,734,000	2,912,407
General Electric Co., 5.25%, 12/6/17(1)	4,251,000	4,628,850
		7,541,257
INSURANCE — 1.2%
Allstate Corp. (The), 7.45%, 5/16/19	4,840,000	5,750,932
American International Group, Inc., 3.65%, 1/15/14	1,680,000	1,709,605
American International Group, Inc., 5.85%, 1/16/18(1)	5,860,000	6,115,578
American International Group, Inc., 8.25%, 8/15/18(1)	2,050,000	2,402,170
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21(1)	2,770,000	2,770,078
CNA Financial Corp., 5.875%, 8/15/20(1)	1,640,000	1,693,923
CNA Financial Corp., 5.75%, 8/15/21	1,080,000	1,106,151
Genworth Financial, Inc., 7.20%, 2/15/21(1)	1,680,000	1,669,058
Hartford Financial Services Group, Inc., 4.00%, 3/30/15(1)	3,780,000	3,835,267
Hartford Financial Services Group, Inc., 6.30%, 3/15/18(1)	2,420,000	2,597,047
Lincoln National Corp., 6.25%, 2/15/20(1)	3,550,000	3,914,674

15

Principal Amount	Value
MetLife Global Funding I, 2.875%, 9/17/12(1)(2)	$600,000	$611,735
MetLife Global Funding I, 5.125%, 4/10/13(1)(2)	2,170,000	2,315,509
MetLife, Inc., 2.375%, 2/6/14(1)	1,600,000	1,601,946
MetLife, Inc., 6.75%, 6/1/16(1)	5,100,000	5,892,300
New York Life Global Funding, 4.65%, 5/9/13(1)(2)	1,630,000	1,735,640
Prudential Financial, Inc., 3.625%, 9/17/12(1)	1,850,000	1,904,963
Prudential Financial, Inc., 7.375%, 6/15/19(1)	6,390,000	7,504,966
Prudential Financial, Inc., 5.40%, 6/13/35(1)	600,000	563,389
Prudential Financial, Inc., 6.20%, 11/15/40(1)	1,275,000	1,329,064
		57,023,995
INTERNET SOFTWARE & SERVICES(4)
eBay, Inc., 3.25%, 10/15/20(1)	1,220,000	1,116,533
LIFE SCIENCES TOOLS & SERVICES(4)
Thermo Fisher Scientific, Inc., 2.15%, 12/28/12(1)	500,000	507,960
MACHINERY — 0.1%
Deere & Co., 5.375%, 10/16/29(1)	3,450,000	3,654,499
MEDIA — 2.1%
CBS Corp., 4.30%, 2/15/21(1)	2,980,000	2,817,888
Comcast Corp., 5.90%, 3/15/16(1)	4,904,000	5,454,008
Comcast Corp., 5.70%, 5/15/18(1)	1,350,000	1,470,280
Comcast Corp., 5.15%, 3/1/20(1)	1,700,000	1,770,769
Comcast Corp., 6.40%, 5/15/38(1)	650,000	663,547
Comcast Corp., 6.40%, 3/1/40(1)	4,310,000	4,425,495
CSC Holdings LLC, 6.75%, 4/15/12(1)	742,000	771,680
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14(1)	3,430,000	3,692,494
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 3.55%, 3/15/15(1)	4,120,000	4,209,046
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.00%, 3/1/21(1)	8,510,000	8,545,912
DISH DBS Corp., 7.00%, 10/1/13(1)	1,815,000	1,969,275
Interpublic Group of Cos., Inc. (The), 10.00%, 7/15/17(1)	$6,040,000	$7,217,800
Lamar Media Corp., 9.75%, 4/1/14(1)	3,380,000	3,920,800
NBCUniversal Media LLC, 5.15%, 4/30/20(1)(2)	2,280,000	2,350,728
NBCUniversal Media LLC, 4.375%, 4/1/21(2)	5,630,000	5,392,251
NBCUniversal Media LLC, 5.95%, 4/1/41(2)	1,440,000	1,384,605
News America, Inc., 6.90%, 8/15/39(1)	4,090,000	4,455,106
Omnicom Group, Inc., 4.45%, 8/15/20(1)	4,840,000	4,768,760
Time Warner Cable, Inc., 5.40%, 7/2/12(1)	4,410,000	4,636,555
Time Warner Cable, Inc., 6.75%, 7/1/18(1)	9,700,000	11,025,175
Time Warner, Inc., 3.15%, 7/15/15(1)	4,070,000	4,121,196
Time Warner, Inc., 4.875%, 3/15/20(1)	170,000	173,455
Time Warner, Inc., 7.70%, 5/1/32(1)	2,740,000	3,202,046
Time Warner, Inc., 6.10%, 7/15/40(1)	2,530,000	2,482,671
Virgin Media Finance plc, 9.125%, 8/15/16(1)	550,000	585,750
Virgin Media Secured Finance plc, 6.50%, 1/15/18(1)	7,440,000	8,165,400
Virgin Media Secured Finance plc, 5.25%, 1/15/21(1)(2)	2,200,000	2,209,002
		101,881,694
METALS & MINING — 0.8%
Anglo American Capital plc, 9.375%, 4/8/19(1)(2)	2,250,000	2,999,556
Anglo American Capital plc, 4.45%, 9/27/20(1)(2)	710,000	710,809
AngloGold Ashanti Holdings plc, 5.375%, 4/15/20(1)	4,080,000	4,141,131
ArcelorMittal, 9.85%, 6/1/19(1)	3,850,000	4,887,294
ArcelorMittal, 5.25%, 8/5/20(1)	2,710,000	2,652,144
ArcelorMittal, 5.50%, 3/1/21(1)	2,950,000	2,908,924
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17(1)	3,785,000	4,177,917
Newmont Mining Corp., 6.25%, 10/1/39(1)	2,640,000	2,808,416

16

Principal Amount	Value
Rio Tinto Finance USA Ltd., 9.00%, 5/1/19(1)	$1,250,000	$1,643,550
Rio Tinto Finance USA Ltd., 3.50%, 11/2/20(1)	1,660,000	1,548,563
Teck Resources Ltd., 5.375%, 10/1/15(1)	1,589,000	1,723,101
Teck Resources Ltd., 3.85%, 8/15/17	800,000	800,642
Vale Overseas Ltd., 5.625%, 9/15/19(1)	3,910,000	4,109,782
Vale Overseas Ltd., 4.625%, 9/15/20	2,010,000	1,968,226
		37,080,055
MULTILINE RETAIL — 0.1%
Macy’s Retail Holdings, Inc., 5.35%, 3/15/12(1)	1,296,000	1,341,360
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16(1)	2,650,000	2,862,000
		4,203,360
MULTI-UTILITIES — 0.7%
CMS Energy Corp., 4.25%, 9/30/15	1,210,000	1,218,003
CMS Energy Corp., 8.75%, 6/15/19(1)	6,660,000	7,973,838
Dominion Resources, Inc., 6.40%, 6/15/18(1)	6,000,000	6,853,860
Nisource Finance Corp., 6.25%, 12/15/40(1)	1,910,000	1,956,657
Pacific Gas & Electric Co., 5.80%, 3/1/37(1)	3,745,000	3,795,659
PG&E Corp., 5.75%, 4/1/14(1)	1,030,000	1,125,267
Sempra Energy, 8.90%, 11/15/13(1)	3,740,000	4,349,799
Sempra Energy, 6.50%, 6/1/16(1)	2,090,000	2,384,891
Sempra Energy, 9.80%, 2/15/19(1)	1,840,000	2,444,190
		32,102,164
OFFICE ELECTRONICS — 0.1%
Xerox Corp., 5.65%, 5/15/13(1)	1,370,000	1,475,286
Xerox Corp., 4.25%, 2/15/15(1)	3,600,000	3,789,000
		5,264,286
OIL, GAS & CONSUMABLE FUELS — 3.0%
Anadarko Petroleum Corp., 5.95%, 9/15/16(1)	4,240,000	4,609,270
Anadarko Petroleum Corp., 6.45%, 9/15/36(1)	3,750,000	3,756,810
Apache Corp., 5.25%, 2/1/42(1)	1,600,000	1,518,978
BP Capital Markets plc, 3.20%, 3/11/16(1)	$2,820,000	$2,805,646
BP Capital Markets plc, 4.50%, 10/1/20(1)	2,260,000	2,243,586
Cenovus Energy, Inc., 4.50%, 9/15/14(1)	2,260,000	2,426,203
Chesapeake Energy Corp., 7.625%, 7/15/13(1)	2,400,000	2,700,000
ConocoPhillips, 5.75%, 2/1/19(1)	4,200,000	4,754,803
El Paso Corp., 7.875%, 6/15/12(1)	1,359,000	1,449,621
El Paso Corp., 7.25%, 6/1/18(1)	5,150,000	5,809,195
Enbridge Energy Partners LP, 6.50%, 4/15/18(1)	2,470,000	2,797,344
Enbridge Energy Partners LP, 5.20%, 3/15/20(1)	1,610,000	1,674,748
Enbridge Energy Partners LP, 5.50%, 9/15/40(1)	2,970,000	2,777,817
Enterprise Products Operating LLC, 3.70%, 6/1/15(1)	2,500,000	2,574,235
Enterprise Products Operating LLC, 6.30%, 9/15/17(1)	7,370,000	8,309,498
Enterprise Products Operating LLC, 5.20%, 9/1/20(1)	2,545,000	2,626,071
Enterprise Products Operating LLC, 5.95%, 2/1/41(1)	2,775,000	2,708,386
EOG Resources, Inc., 5.625%, 6/1/19(1)	1,800,000	1,976,125
Hess Corp., 6.00%, 1/15/40(1)	2,100,000	2,130,152
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20(1)	3,630,000	4,160,292
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20(1)	2,600,000	2,698,712
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39(1)	3,270,000	3,362,322
Magellan Midstream Partners LP, 6.55%, 7/15/19(1)	3,450,000	3,935,263
Marathon Petroleum Corp., 3.50%, 3/1/16(1)(2)	1,060,000	1,062,068
Marathon Petroleum Corp., 6.50%, 3/1/41(1)(2)	1,450,000	1,469,872
Motiva Enterprises LLC, 5.75%, 1/15/20(1)(2)	2,500,000	2,734,068

17

Principal Amount	Value
Newfield Exploration Co., 6.875%, 2/1/20(1)	$6,000,000	$6,360,000
Nexen, Inc., 6.20%, 7/30/19(1)	2,400,000	2,654,911
Noble Energy, Inc., 6.00%, 3/1/41(1)	1,440,000	1,450,110
Peabody Energy Corp., 6.50%, 9/15/20(1)	2,200,000	2,370,500
Pemex Project Funding Master Trust, 6.625%, 6/15/35(1)	2,000,000	2,014,784
Petrobras International Finance Co. - Pifco, 5.75%, 1/20/20(1)	2,290,000	2,371,295
Petrobras International Finance Co. - Pifco, 5.375%, 1/27/21	5,390,000	5,426,684
Petroleos Mexicanos, 6.00%, 3/5/20(1)	3,600,000	3,839,400
Plains All American Pipeline LP/PAA Finance Corp., 4.25%, 9/1/12(1)	1,500,000	1,556,862
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15(1)	1,450,000	1,494,396
Plains All American Pipeline LP/PAA Finance Corp., 8.75%, 5/1/19(1)	5,060,000	6,332,231
Shell International Finance BV, 3.10%, 6/28/15(1)	5,900,000	6,044,721
Shell International Finance BV, 6.375%, 12/15/38(1)	10,000	11,331
Suncor Energy, Inc., 6.10%, 6/1/18(1)	4,065,000	4,592,743
Talisman Energy, Inc., 7.75%, 6/1/19(1)	6,020,000	7,349,667
TransCanada PipeLines Ltd., 3.80%, 10/1/20	120,000	115,591
Valero Energy Corp., 4.50%, 2/1/15(1)	5,180,000	5,448,764
Williams Partners LP, 5.25%, 3/15/20(1)	2,040,000	2,129,436
Williams Partners LP, 4.125%, 11/15/20(1)	2,210,000	2,105,133
		142,739,644
PAPER & FOREST PRODUCTS — 0.2%
Georgia-Pacific LLC, 5.40%, 11/1/20(1)(2)	5,870,000	5,798,603
Georgia-Pacific LLC, 8.875%, 5/15/31(1)	1,000,000	1,212,500
International Paper Co., 9.375%, 5/15/19(1)	1,830,000	2,356,204
		9,367,307
PHARMACEUTICALS — 0.5%
Abbott Laboratories, 5.30%, 5/27/40(1)	$3,085,000	$3,041,964
AstraZeneca plc, 5.90%, 9/15/17(1)	830,000	947,358
Pfizer, Inc., 7.20%, 3/15/39(1)	3,460,000	4,297,389
Roche Holdings, Inc., 5.00%, 3/1/14(1)(2)	1,747,000	1,904,220
Roche Holdings, Inc., 6.00%, 3/1/19(1)(2)	3,970,000	4,501,083
Sanofi-Aventis SA, 4.00%, 3/29/21(1)	2,172,000	2,137,728
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14(1)	7,600,000	8,171,026
		25,000,768
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.9%
AMB Property LP, 6.625%, 12/1/19(1)	3,340,000	3,689,628
Boston Properties LP, 5.00%, 6/1/15(1)	1,000,000	1,072,278
Boston Properties LP, 4.125%, 5/15/21(1)	3,580,000	3,406,345
Developers Diversified Realty Corp., 5.375%, 10/15/12(1)	1,750,000	1,813,371
Developers Diversified Realty Corp., 4.75%, 4/15/18(1)	3,130,000	3,045,947
Digital Realty Trust LP, 4.50%, 7/15/15	860,000	882,795
Digital Realty Trust LP, 5.875%, 2/1/20(1)	1,640,000	1,712,309
HCP, Inc., 3.75%, 2/1/16(1)	3,340,000	3,354,679
HCP, Inc., 5.375%, 2/1/21	5,070,000	5,122,044
Host Hotels & Resorts, Inc., 6.00%, 11/1/20(1)	2,300,000	2,271,250
Kimco Realty Corp., 6.875%, 10/1/19(1)	2,570,000	2,999,643
ProLogis, 6.875%, 3/15/20(1)	144,000	157,622
Reckson Operating Partnership LP, 7.75%, 3/15/20(1)	3,805,000	4,275,960
Simon Property Group LP, 5.10%, 6/15/15(1)	60,000	65,386
Simon Property Group LP, 5.75%, 12/1/15(1)	2,980,000	3,312,255
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15(1)	4,030,000	3,908,999
		41,090,511

18

Principal Amount	Value
ROAD & RAIL — 0.2%
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41(1)	$1,480,000	$1,367,465
CSX Corp., 5.75%, 3/15/13(1)	1,680,000	1,810,150
Norfolk Southern Corp., 5.75%, 1/15/16(1)	750,000	839,682
Norfolk Southern Corp., 5.75%, 4/1/18(1)	2,400,000	2,689,757
Union Pacific Corp., 5.75%, 11/15/17(1)	2,780,000	3,118,562
		9,825,616
SOFTWARE — 0.3%
Intuit, Inc., 5.75%, 3/15/17(1)	2,833,000	3,102,436
Oracle Corp., 5.25%, 1/15/16(1)	5,000,000	5,554,675
Oracle Corp., 5.375%, 7/15/40(1)(2)	5,430,000	5,304,279
		13,961,390
SPECIALTY RETAIL — 0.3%
GameStop Corp./GameStop, Inc., 8.00%, 10/1/12(1)	765,000	783,169
Home Depot, Inc. (The), 5.40%, 3/1/16(1)	3,360,000	3,713,102
Home Depot, Inc. (The), 5.95%, 4/1/41(1)	2,290,000	2,291,571
Ltd. Brands, Inc., 6.90%, 7/15/17(1)	3,550,000	3,825,125
Staples, Inc., 9.75%, 1/15/14(1)	1,650,000	1,980,686
		12,593,653
TEXTILES, APPAREL & LUXURY GOODS — 0.1%
Hanesbrands, Inc., 6.375%, 12/15/20(1)	3,230,000	3,165,400
TOBACCO — 0.1%
Altria Group, Inc., 9.25%, 8/6/19(1)	475,000	620,100
Altria Group, Inc., 10.20%, 2/6/39(1)	2,550,000	3,628,426
		4,248,526
WIRELESS TELECOMMUNICATION SERVICES — 0.5%
America Movil SAB de CV, 5.00%, 10/16/19(1)	3,570,000	3,690,152
America Movil SAB de CV, 5.00%, 3/30/20(1)	2,200,000	2,276,793
American Tower Corp., 4.625%, 4/1/15(1)	5,400,000	5,602,921
Rogers Communications, Inc., 6.25%, 6/15/13(1)	1,600,000	1,762,794
SBA Telecommunications, Inc., 8.00%, 8/15/16(1)	1,750,000	1,914,062
SBA Telecommunications, Inc., 8.25%, 8/15/19(1)	$2,765,000	$3,069,150
Vodafone Group plc, 5.00%, 12/16/13(1)	3,970,000	4,306,513
		22,622,385
TOTAL CORPORATE BONDS (Cost $1,226,128,944)		1,279,907,395
U.S. Government Agency Mortgage-Backed Securities(5) — 26.1%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.1%
FNMA, VRN, 5.61%, 3/1/12(1)	2,920,163	3,098,508
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 26.0%
FHLMC, 6.50%, 12/1/12(1)	2,061	2,244
FHLMC, 6.00%, 1/1/13(1)	19,587	21,261
FHLMC, 7.00%, 11/1/13(1)	6,735	7,121
FHLMC, 7.00%, 6/1/14(1)	20,123	21,471
FHLMC, 6.50%, 6/1/16(1)	38,635	42,034
FHLMC, 6.50%, 6/1/16(1)	77,137	83,970
FHLMC, 5.00%, 11/1/17(1)	794,386	850,049
FHLMC, 4.50%, 1/1/19(1)	106,281	112,373
FHLMC, 5.00%, 1/1/21(1)	5,230,195	5,609,756
FHLMC, 5.00%, 4/1/21(1)	1,557,427	1,664,611
FHLMC, 7.00%, 9/1/27(1)	9,561	10,984
FHLMC, 6.50%, 1/1/28(1)	16,965	19,175
FHLMC, 7.00%, 2/1/28(1)	2,543	2,922
FHLMC, 6.50%, 3/1/29(1)	93,795	106,016
FHLMC, 6.50%, 6/1/29(1)	69,664	78,740
FHLMC, 7.00%, 8/1/29(1)	12,682	14,593
FHLMC, 7.50%, 8/1/29(1)	25,191	29,200
FHLMC, 6.50%, 5/1/31(1)	1,131	1,278
FHLMC, 6.50%, 5/1/31(1)	46,802	52,900
FHLMC, 6.50%, 6/1/31(1)	556	628
FHLMC, 6.50%, 6/1/31(1)	779	880
FHLMC, 6.50%, 6/1/31(1)	2,325	2,628
FHLMC, 6.50%, 6/1/31(1)	3,137	3,546
FHLMC, 6.50%, 6/1/31(1)	8,405	9,500
FHLMC, 6.50%, 6/1/31(1)	23,041	26,043
FHLMC, 5.50%, 12/1/33(1)	1,304,561	1,400,544
FHLMC, 6.00%, 9/1/35	28,665,463	31,437,425
FHLMC, 5.50%, 12/1/37	4,290,521	4,584,075
FHLMC, 5.50%, 1/1/38(1)	7,210,560	7,716,293
FHLMC, 5.50%, 4/1/38(1)	8,781,616	9,382,446
FHLMC, 6.00%, 8/1/38(1)	1,147,579	1,250,661
FHLMC, 6.50%, 7/1/47(1)	157,124	175,215

19

Principal Amount	Value
FNMA, 4.50%, settlement date 4/15/11(6)	$40,000,000	$40,650,000
FNMA, 6.00%, settlement date 4/15/11(6)	9,100,000	9,890,562
FNMA, 6.50%, settlement date 4/15/11(6)	13,694,000	15,350,125
FNMA, 6.00%, 5/1/13(1)	2,489	2,711
FNMA, 6.00%, 5/1/13(1)	7,549	8,223
FNMA, 6.00%, 7/1/13(1)	21,531	23,452
FNMA, 6.00%, 12/1/13(1)	26,171	28,506
FNMA, 6.00%, 1/1/14(1)	20,766	22,619
FNMA, 6.00%, 2/1/14(1)	30,532	33,256
FNMA, 6.00%, 4/1/14(1)	39,002	42,481
FNMA, 5.50%, 12/1/16(1)	151,062	163,871
FNMA, 5.50%, 12/1/16(1)	367,410	398,562
FNMA, 5.00%, 6/1/18	6,047,108	6,472,724
FNMA, 4.50%, 5/1/19(1)	1,894,237	2,001,030
FNMA, 6.50%, 1/1/26(1)	57,641	65,291
FNMA, 7.00%, 12/1/27(1)	8,118	9,377
FNMA, 6.50%, 1/1/28(1)	5,579	6,312
FNMA, 7.00%, 1/1/28(1)	1,755	2,028
FNMA, 7.50%, 4/1/28(1)	24,764	28,706
FNMA, 7.00%, 5/1/28(1)	37,693	43,578
FNMA, 7.00%, 6/1/28(1)	3,872	4,476
FNMA, 6.50%, 1/1/29(1)	13,158	14,887
FNMA, 6.50%, 4/1/29(1)	40,894	46,267
FNMA, 7.00%, 7/1/29(1)	31,581	36,512
FNMA, 7.00%, 7/1/29(1)	36,666	42,421
FNMA, 7.50%, 7/1/29(1)	87,490	101,583
FNMA, 7.50%, 8/1/30(1)	40,394	46,935
FNMA, 7.50%, 9/1/30(1)	27,877	32,357
FNMA, 7.00%, 9/1/31(1)	154,831	178,418
FNMA, 6.50%, 1/1/32(1)	71,004	80,333
FNMA, 7.00%, 6/1/32(1)	797,157	918,901
FNMA, 6.50%, 8/1/32(1)	278,412	314,992
FNMA, 5.50%, 2/1/33	22,470,769	24,182,927
FNMA, 5.00%, 6/1/33	19,734,553	20,750,284
FNMA, 5.50%, 6/1/33(1)	1,398,159	1,504,692
FNMA, 5.50%, 7/1/33(1)	7,195,621	7,743,891
FNMA, 5.00%, 8/1/33	4,120,900	4,339,445
FNMA, 5.50%, 8/1/33(1)	1,607,866	1,730,377
FNMA, 5.50%, 9/1/33(1)	2,236,291	2,406,685
FNMA, 5.00%, 11/1/33(1)	12,303,706	12,956,210
FNMA, 5.50%, 1/1/34(1)	3,743,946	4,037,125
FNMA, 5.50%, 2/1/34	7,931,662	8,545,928
FNMA, 5.00%, 3/1/34	7,141,269	7,519,993
FNMA, 4.50%, 1/1/35	27,609,053	28,399,260
FNMA, 5.00%, 4/1/35	$18,801,669	$19,778,216
FNMA, 5.00%, 6/1/35	13,851,576	14,571,018
FNMA, 5.00%, 7/1/35	25,421,770	26,742,161
FNMA, 5.00%, 8/1/35(1)	1,183,723	1,244,465
FNMA, 4.50%, 9/1/35(1)	4,181,405	4,284,096
FNMA, 5.00%, 10/1/35	7,568,356	7,956,721
FNMA, 5.50%, 12/1/35	36,956,230	39,725,911
FNMA, 5.00%, 2/1/36(1)	5,339,357	5,613,342
FNMA, 5.50%, 4/1/36(1)	6,216,369	6,676,426
FNMA, 5.50%, 5/1/36(1)	12,866,529	13,818,747
FNMA, 5.50%, 7/1/36(1)	4,605,775	4,936,561
FNMA, 5.50%, 2/1/37(1)	2,125,176	2,277,806
FNMA, 5.50%, 5/1/37	6,263,689	6,709,632
FNMA, 6.00%, 8/1/37	5,207,047	5,694,299
FNMA, 6.50%, 8/1/37(1)	1,732,809	1,928,259
FNMA, 6.00%, 9/1/37	27,361,057	29,793,124
FNMA, 6.00%, 11/1/37	27,530,134	30,106,278
FNMA, 5.50%, 12/1/37	21,460,479	22,988,355
FNMA, 5.50%, 2/1/38(1)	4,480,881	4,794,296
FNMA, 5.50%, 6/1/38	6,832,377	7,331,618
FNMA, 6.00%, 9/1/38	2,324,620	2,512,000
FNMA, 6.00%, 11/1/38	2,440,869	2,637,619
FNMA, 5.50%, 12/1/38	15,966,669	17,173,268
FNMA, 5.00%, 1/1/39	9,024,737	9,470,914
FNMA, 5.50%, 1/1/39	92,907,052	99,521,560
FNMA, 4.50%, 2/1/39	14,051,351	14,313,006
FNMA, 5.00%, 2/1/39	30,358,890	31,859,815
FNMA, 4.50%, 4/1/39	12,749,534	13,018,821
FNMA, 4.50%, 5/1/39	29,389,218	30,009,957
FNMA, 5.00%, 8/1/39	15,765,588	16,545,029
FNMA, 4.50%, 10/1/39	35,855,106	36,612,413
FNMA, 4.00%, 10/1/40	31,690,024	31,211,763
FNMA, 4.50%, 11/1/40	29,134,805	29,704,648
FNMA, 4.00%, 12/1/40	37,350,659	36,751,952
FNMA, 6.50%, 6/1/47(1)	135,103	150,046
FNMA, 6.50%, 8/1/47(1)	394,791	438,457
FNMA, 6.50%, 8/1/47(1)	546,832	607,315
FNMA, 6.50%, 9/1/47(1)	46,022	51,112
FNMA, 6.50%, 9/1/47(1)	374,017	415,386
FNMA, 6.50%, 9/1/47(1)	408,746	453,956
FNMA, 6.50%, 9/1/47(1)	763,829	848,313
GNMA, 7.50%, 8/20/17(1)	31,210	34,866
GNMA, 7.00%, 11/15/22(1)	42,296	48,261
GNMA, 7.00%, 4/20/26(1)	7,996	9,185
GNMA, 7.50%, 8/15/26(1)	15,076	17,506
GNMA, 8.00%, 8/15/26(1)	8,379	9,835
GNMA, 7.50%, 5/15/27(1)	19,536	22,708

20

Principal Amount	Value
GNMA, 8.00%, 6/15/27(1)	$16,033	$18,857
GNMA, 7.50%, 11/15/27(1)	2,124	2,469
GNMA, 7.00%, 2/15/28(1)	4,997	5,781
GNMA, 7.50%, 2/15/28(1)	7,550	8,785
GNMA, 6.50%, 3/15/28(1)	14,490	16,412
GNMA, 7.00%, 4/15/28(1)	2,517	2,912
GNMA, 6.50%, 5/15/28(1)	1,628	1,844
GNMA, 6.50%, 5/15/28(1)	38,665	43,794
GNMA, 7.00%, 12/15/28(1)	11,216	12,976
GNMA, 7.00%, 5/15/31(1)	72,741	84,251
GNMA, 4.50%, 8/15/33	6,547,286	6,799,288
GNMA, 6.00%, 9/20/38(1)	7,908,253	8,638,531
GNMA, 5.50%, 11/15/38	17,499,629	19,131,104
GNMA, 6.00%, 1/20/39	1,889,463	2,063,353
GNMA, 5.00%, 3/20/39	14,130,708	15,002,839
GNMA, 4.50%, 4/15/39	24,301,003	25,084,458
GNMA, 4.50%, 11/15/39	52,057,106	53,833,015
GNMA, 5.00%, 2/20/40	47,100,012	50,120,008
GNMA, 5.00%, 8/20/40	65,433,748	69,472,241
GNMA, 4.00%, 11/20/40	79,768,855	79,748,085
GNMA, 4.50%, 12/15/40	15,733,580	16,270,325
		1,243,681,265
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $1,230,396,396)		1,246,779,773
U.S. Treasury Securities — 22.9%
U.S. Treasury Bonds, 10.625%, 8/15/15(1)	19,570,000	26,735,986
U.S. Treasury Bonds, 8.125%, 8/15/21(1)	9,735,000	13,663,988
U.S. Treasury Bonds, 6.125%, 11/15/27(1)	13,206,000	16,301,156
U.S. Treasury Bonds, 5.25%, 2/15/29(1)	36,500,000	41,073,924
U.S. Treasury Bonds, 5.375%, 2/15/31(1)	9,500,000	10,855,232
U.S. Treasury Bonds, 4.75%, 2/15/37(1)	5,160,000	5,396,230
U.S. Treasury Bonds, 4.25%, 5/15/39(1)	6,300,000	6,039,142
U.S. Treasury Bonds, 4.375%, 11/15/39(1)	36,250,000	35,440,030
U.S. Treasury Bonds, 4.625%, 2/15/40(1)	41,500,000	42,291,115
U.S. Treasury Notes, 0.75%, 11/30/11(1)	30,000,000	30,107,820
U.S. Treasury Notes, 0.75%, 5/31/12(1)	10,000,000	10,041,360
U.S. Treasury Notes, 1.375%, 9/15/12(1)	15,000,000	15,177,540
U.S. Treasury Notes, 4.25%, 9/30/12(1)	$6,480,000	$6,834,631
U.S. Treasury Notes, 1.375%, 10/15/12(1)	131,500,000	133,061,563
U.S. Treasury Notes, 1.375%, 11/15/12(1)	104,500,000	105,736,862
U.S. Treasury Notes, 0.50%, 11/30/12(1)	23,970,000	23,909,140
U.S. Treasury Notes, 1.375%, 5/15/13(1)	9,700,000	9,800,744
U.S. Treasury Notes, 1.25%, 3/15/14(1)	62,480,000	62,411,647
U.S. Treasury Notes, 2.375%, 8/31/14(1)	45,900,000	47,208,884
U.S. Treasury Notes, 2.625%, 12/31/14(1)	51,800,000	53,576,585
U.S. Treasury Notes, 2.25%, 1/31/15(1)	80,000,000	81,575,040
U.S. Treasury Notes, 2.375%, 2/28/15(1)	60,000,000	61,397,220
U.S. Treasury Notes, 1.25%, 9/30/15(1)	20,500,000	19,801,729
U.S. Treasury Notes, 2.125%, 12/31/15(1)	35,000,000	34,961,710
U.S. Treasury Notes, 2.125%, 2/29/16(1)	50,000,000	49,773,450
U.S. Treasury Notes, 2.25%, 3/31/16	48,000,000	47,992,608
U.S. Treasury Notes, 3.00%, 8/31/16(1)	10,000,000	10,296,880
U.S. Treasury Notes, 2.375%, 7/31/17(1)	20,000,000	19,578,120
U.S. Treasury Notes, 2.75%, 2/28/18(1)	8,380,000	8,305,368
U.S. Treasury Notes, 3.625%, 2/15/20(1)	27,150,000	27,852,099
U.S. Treasury Notes, 2.625%, 8/15/20(1)	12,000,000	11,243,436
U.S. Treasury Notes, 2.625%, 11/15/20(1)	27,500,000	25,628,707
TOTAL U.S. TREASURY SECURITIES (Cost $1,088,550,985)		1,094,069,946
Commercial Mortgage-Backed Securities(5) — 6.2%
Banc of America Commercial Mortgage, Inc., Series 2003-2, Class B, VRN, 5.18%, 4/1/11(1)	5,000,000	5,264,577
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A3 SEQ, 4.43%, 11/10/39(1)	8,501,541	8,539,678

21

Principal Amount	Value
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42(1)	$4,000,000	$4,041,925
Commercial Mortgage Pass-Through Certificates, Series 2004 LB2A, Class A3 SEQ, 4.22%, 3/10/39(1)	1,362,314	1,367,377
Commercial Mortgage Pass-Through Certificates, Series 2004 LB3A, Class A4 SEQ, VRN, 5.23%, 4/1/11(1)	11,800,000	12,108,177
Credit Suisse Mortgage Capital Certificates, Series 2007 TF2A, Class A1, VRN, 0.44%, 4/15/11, resets monthly off the 1-month LIBOR plus 0.18% with no caps(1)(2)	3,364,880	3,289,354
First Union National Bank Commercial Mortgage, Series 2000 C1, Class C, VRN, 8.09%, 4/1/11(1)	1,739,964	1,738,162
GE Capital Commercial Mortgage Corp., Series 2005 C3, Class A5, VRN, 4.98%, 4/1/11(1)	4,550,000	4,670,539
Greenwich Capital Commercial Funding Corp., Series 2005 GG3, Class A4, VRN, 4.80%, 4/1/11(1)	8,600,000	9,071,416
GS Mortgage Securities Corp. II, Series 2004 GG2, Class A4 SEQ, 4.96%, 8/10/38(1)	25,250,388	25,526,160
GS Mortgage Securities Corp. II, Series 2004 GG2, Class A6 SEQ, VRN, 5.40%, 4/1/11(1)	14,065,000	15,063,951
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A2 SEQ, 4.475%, 7/10/39(1)	13,002,667	12,992,649
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A4 SEQ, 4.76%, 7/10/39(1)	21,927,000	22,868,306
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A4A SEQ, 4.75%, 7/10/39(1)	10,000,000	10,520,097
LB-UBS Commercial Mortgage Trust, Series 2004 C1, Class A4 SEQ, 4.57%, 1/15/31(1)	13,675,000	14,350,406
LB-UBS Commercial Mortgage Trust, Series 2004 C2, Class A4 SEQ, 4.37%, 3/15/36(1)	$13,550,000	$14,132,222
LB-UBS Commercial Mortgage Trust, Series 2004 C4, Class A4, VRN, 5.39%, 4/11/11(1)	6,900,000	7,391,919
LB-UBS Commercial Mortgage Trust, Series 2005 C2, Class A2 SEQ, 4.82%, 4/15/30(1)	2,410,518	2,411,951
LB-UBS Commercial Mortgage Trust, Series 2005 C2, Class A4 SEQ, 5.00%, 4/15/30	7,000,000	7,157,398
LB-UBS Commercial Mortgage Trust, Series 2005 C3, Class A3 SEQ, 4.65%, 7/15/30(1)	18,290,000	18,550,225
LB-UBS Commercial Mortgage Trust, Series 2005 C5, Class AM, VRN, 5.02%, 4/11/11(1)	8,425,000	8,658,883
LB-UBS Commercial Mortgage Trust, Series 2005 C7, Class A4 SEQ, VRN, 5.20%, 4/11/11(1)	5,400,000	5,792,798
LB-UBS Commercial Mortgage Trust, Series 2005 C7, Class AM SEQ, VRN, 5.26%, 4/11/11(1)	4,500,000	4,660,076
Merrill Lynch Floating Trust, Series 2006-1, Class A1, VRN, 0.33%, 4/15/11, resets monthly off the 1-month LIBOR plus 0.07% with no caps(1)(2)	975,838	956,291
Morgan Stanley Capital I, Series 2001 T5, Class A4 SEQ, 6.39%, 10/15/35(1)	17,477,688	17,808,313
Morgan Stanley Capital I, Series 2003 T11, Class A3 SEQ, 4.85%, 6/13/41(1)	3,061,624	3,110,222
Morgan Stanley Capital I, Series 2004 HQ3, Class A3 SEQ, 4.49%, 1/13/41(1)	2,658,824	2,721,096
Morgan Stanley Capital I, Series 2005 HQ6, Class A2A SEQ, 4.88%, 8/13/42(1)	12,220,924	12,354,315
PNC Mortgage Acceptance Corp., Series 2001 C1, Class A2 SEQ, 6.36%, 3/12/34(1)	571,627	571,343
Wachovia Bank Commercial Mortgage Trust, Series 2003 C3, Class A2 SEQ, 4.87%, 2/15/35(1)	9,100,000	9,505,373

22

Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust, Series 2004 C11, Class A3 SEQ, 4.72%, 1/15/41(1)	$1,401,858	$1,416,689
Wachovia Bank Commercial Mortgage Trust, Series 2004 C15, Class A3 SEQ, 4.50%, 10/15/41(1)	5,000,000	5,142,912
Wachovia Bank Commercial Mortgage Trust, Series 2005 C20, Class A6A, VRN, 5.11%, 4/1/11(1)	18,700,000	19,372,689
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $291,112,050)		293,127,489
U.S. Government Agency Securities and Equivalents — 5.3%
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 1.7%
FHLB, 4.80%, 8/20/15(1)	2,413,135	2,584,289
FHLMC, 2.875%, 2/9/15(1)	20,000,000	20,707,520
FHLMC, 1.75%, 9/10/15	25,000,000	24,532,900
FHLMC, 5.00%, 2/16/17(1)	2,000,000	2,236,280
FHLMC, 4.875%, 6/13/18(1)	5,395,000	6,000,529
FNMA, 1.625%, 10/26/15	4,250,000	4,134,532
FNMA, 2.375%, 4/11/16(1)	5,770,000	5,750,411
FNMA, 6.625%, 11/15/30(1)	16,500,000	20,876,691
		86,823,152
GOVERNMENT-BACKED CORPORATE BONDS(7) — 3.6%
Ally Financial, Inc., 1.75%, 10/30/12(1)	29,500,000	29,987,546
Bank of America Corp., 3.125%, 6/15/12(1)	9,000,000	9,280,962
Citigroup Funding, Inc., 1.875%, 10/22/12	12,000,000	12,224,436
Citigroup Funding, Inc., 1.875%, 11/15/12(1)	21,700,000	22,106,984
General Electric Capital Corp., 2.20%, 6/8/12(1)	9,220,000	9,411,094
General Electric Capital Corp., 2.625%, 12/28/12(1)	27,885,000	28,775,619
PNC Funding Corp., 2.30%, 6/22/12(1)	20,000,000	20,434,980
State Street Corp., 2.15%, 4/30/12(1)	12,000,000	12,214,416
U.S. Bancorp., 1.80%, 5/15/12	18,000,000	18,270,522
Wells Fargo & Co., 2.125%, 6/15/12(1)	5,000,000	5,096,025
		167,802,584
TOTAL U.S. GOVERNMENT AGENCY SECURITIES AND EQUIVALENTS (Cost $251,917,363)		254,625,736
Collateralized Mortgage Obligations(5) — 4.0%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 3.3%
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37(1)	$2,638,466	$2,028,566
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19(1)	9,094,489	9,172,719
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A3, VRN, 2.94%, 4/1/11(1)	2,230,824	2,029,501
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.77%, 4/1/11(1)	9,310,157	8,269,737
Chase Mortgage Finance Corp., Series 2005 A1, Class 2A2 SEQ, VRN, 2.95%, 4/1/11(1)	1,817,953	1,770,544
Chase Mortgage Finance Corp., Series 2006 S4, Class A3, 6.00%, 12/25/36(1)	1,302,993	1,332,661
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.35%, 4/1/11(1)	7,339,006	7,276,225
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-35, Class 1A3 SEQ, 5.00%, 9/25/18(1)	2,853,220	2,948,989
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	3,142,046	3,316,199
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35(1)	4,220,785	4,209,281
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-19, Class 1A1, 5.50%, 8/25/35	4,493,576	4,305,612
Credit Suisse First Boston Mortgage Securities Corp., Series 2003 AR28, Class 2A1, VRN, 2.80%, 4/1/11(1)	2,272,461	2,144,475
GSR Mortgage Loan Trust, Series 2005 6F, Class 3A15, 5.50%, 7/25/35(1)	7,037,368	7,148,562
J.P. Morgan Mortgage Trust, Series 2004 S2, Class 1A3 SEQ, 4.75%, 11/25/19	3,744,996	3,823,635

23

Principal Amount	Value
J.P. Morgan Mortgage Trust, Series 2005 A4, Class 2A1, VRN, 2.89%, 4/1/11(1)	$4,183,241	$3,679,317
J.P. Morgan Mortgage Trust, Series 2005 A6, Class 7A1, VRN, 3.08%, 4/1/11(1)	8,928,352	7,639,750
Residential Funding Mortgage Securities I, Series 2006 S10, Class 2A1 SEQ, 5.50%, 10/25/21(1)	4,440,277	4,496,951
WaMu Mortgage Pass-Through Certificates, Series 2003 S11, Class 3A5, 5.95%, 11/25/33(1)	3,771,128	4,016,123
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-17, Class 1A14, 5.25%, 1/25/34(1)	8,235,856	8,551,430
Wells Fargo Mortgage-Backed Securities Trust, Series 2004 A, Class A1, VRN, 4.85%, 4/1/11(1)	4,326,658	4,508,028
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	4,592,064	4,646,150
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	2,500,595	2,464,010
Wells Fargo Mortgage-Backed Securities Trust, Series 2006 AR1, Class 2A2 SEQ, VRN, 5.41%, 4/1/11(1)	2,316,398	2,333,338
Wells Fargo Mortgage-Backed Securities Trust, Series 2006 AR15, Class A1, VRN, 5.37%, 4/1/11	2,856,174	2,533,734
Wells Fargo Mortgage-Backed Securities Trust, Series 2006 AR19, Class A1, VRN, 5.48%, 4/1/11(1)	1,541,424	1,456,843
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-3, Class A9 SEQ, 5.50%, 3/25/36	8,592,640	8,720,584
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A10 SEQ, 6.00%, 7/25/36(1)	10,600,000	10,211,568
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9, SEQ, 6.00%, 8/25/36(1)	$3,300,000	$3,223,219
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4, 6.00%, 8/25/36	6,550,000	6,331,348
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-14, Class A1, 6.00%, 10/25/36	5,688,506	5,434,133
Wells Fargo Mortgage-Backed Securities Trust, Series 2007 AR10, Class 1A1, VRN, 6.19%, 4/1/11	7,423,118	7,485,605
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	8,651,145	9,022,997
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37(1)	2,091,789	2,020,183
		158,552,017
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.7%
FHLMC, Series 2702, Class AB, 4.50%, 7/15/27	1,456,239	1,461,600
FHLMC, Series 2840, Class VK, 5.50%, 7/15/15	1,873,970	2,023,982
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25(1)	3,054,000	3,281,437
FHLMC, Series 3203, Class VN SEQ, 5.00%, 6/15/22(1)	10,000,000	10,665,767
FNMA, Series 1989-35, Class G SEQ, 9.50%, 7/25/19(1)	17,212	19,624
FNMA, Series 2003-10, Class HW SEQ, 5.00%, 11/25/16(1)	198,521	198,588
GNMA, Series 2007-5, Class FA, VRN, 0.39%, 4/20/11, resets monthly off the 1-month LIBOR plus 0.14% with a cap of 7.50%	15,000,000	14,873,162
		32,524,160
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $183,304,148)		191,076,177
Sovereign Governments & Agencies — 3.9%

24

Principal Amount	Value
BRAZIL — 0.5%
Brazilian Government International Bond, 5.875%, 1/15/19(1)	$11,310,000	$12,582,375
Brazilian Government International Bond, 4.875%, 1/22/21	4,280,000	4,387,000
Brazilian Government International Bond, 5.625%, 1/7/41(1)	2,890,000	2,853,875
		19,823,250
CANADA — 0.1%
Hydro Quebec, 8.40%, 1/15/22(1)	246,000	333,645
Province of Ontario Canada, 5.45%, 4/27/16(1)	3,630,000	4,103,791
		4,437,436
GERMANY — 2.7%
German Federal Republic, 3.50%, 7/4/19EUR	86,040,000	124,426,063
KfW, 4.125%, 10/15/14(1)	$5,020,000	5,454,561
		129,880,624
ITALY — 0.1%
Republic of Italy, 3.125%, 1/26/15(1)	5,800,000	5,822,011
MEXICO — 0.3%
United Mexican States, 5.625%, 1/15/17(1)	2,435,000	2,697,980
United Mexican States, 5.95%, 3/19/19(1)	9,100,000	10,187,450
United Mexican States, 5.125%, 1/15/20(1)	3,140,000	3,300,140
United Mexican States, 6.05%, 1/11/40(1)	1,500,000	1,552,500
		17,738,070
NORWAY — 0.1%
Government of Norway, 6.00%, 5/16/11NOK	31,900,000	5,792,282
POLAND — 0.1%
Poland Government International Bond, 3.875%, 7/16/15(1)	$1,260,000	1,278,384
Poland Government International Bond, 6.375%, 7/15/19(1)	2,600,000	2,902,549
		4,180,933
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES (Cost $185,667,421)		187,674,606
Municipal Securities — 3.2%
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.83%, 2/15/41(1)	$1,470,000	$1,649,267
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 5.94%, 2/15/47(1)	1,610,000	1,415,609
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50(1)	1,800,000	1,874,592
Bay Area Toll Auth. Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40(1)	6,769,000	6,912,909
California Educational Facilities Auth. Rev., Series 2009 A, (University of Southern California), 5.00%, 10/1/39(1)	6,285,000	6,149,495
California Educational Facilities Auth. Rev., Series 2009 B, (University of Southern California), 5.00%, 10/1/38(1)	3,170,000	3,107,329
California GO, (Building Bonds), 6.65%, 3/1/22(1)	1,660,000	1,799,407
California GO, (Building Bonds), 7.55%, 4/1/39(1)	1,250,000	1,370,013
California GO, (Building Bonds), 7.30%, 10/1/39(1)	500,000	532,615
California GO, (Building Bonds), 7.60%, 11/1/40(1)	665,000	731,447
Georgia Municipal Electric Auth. Rev., Series 2010 J, (Building Bonds), 6.64%, 4/1/57(1)	4,870,000	4,650,509
Illinois GO, 5.88%, 3/1/19(1)	5,495,000	5,503,957
Illinois GO, (Building Bonds), 7.35%, 7/1/35(1)	920,000	949,532
Illinois GO, (Taxable Pension), 5.10%, 6/1/33(1)	5,602,000	4,547,536
Illinois GO, Series 2010-3, (Building Bonds), 6.725%, 4/1/35	2,110,000	2,026,465
Irvine Ranch Water District Joint Powers Agency Rev., (Taxable Issue 2), 2.61%, 3/15/14(1)(8)	7,700,000	7,838,369
Kansas State Department of Transportation Highway Rev., Series 2010 A, (Building Bonds), 4.60%, 9/1/35(1)	1,665,000	1,505,227

25

Principal Amount	Value
Los Angeles Community College District GO, (Building Bonds) (Election of 2008), 6.75%, 8/1/49(1)	$3,100,000	$3,307,142
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36(1)	1,900,000	1,874,654
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39(1)	620,000	578,596
Los Angeles Unified School District GO, Series 2010 J1, (Election of 2005), 5.98%, 5/1/27(1)	1,000,000	971,810
Maryland State Transportation Auth. Rev., (Building Bonds), 5.75%, 7/1/41(1)	595,000	608,227
Metropolitan Atlanta Rapid Transit Auth. Rev., Series 2009 A, 5.00%, 7/1/39(1)	8,245,000	8,007,544
Metropolitan Transportation Auth. Rev., Series 2010 C1, (Building Bonds), 6.69%, 11/15/40(1)	3,350,000	3,440,517
Metropolitan Transportation Auth. Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40(1)	3,670,000	3,830,196
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33(1)	2,050,000	2,027,839
New Jersey State Turnpike Auth. Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40(1)	1,715,000	1,927,300
New Jersey State Turnpike Auth. Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41(1)	3,285,000	3,570,992
New York GO, Series 2010 F1, (Building Bonds), 6.27%, 12/1/37(1)	4,480,000	4,701,491
New York Municipal Water Finance Auth. Rev., Series 2011 GG, 5.00%, 6/15/43(1)	9,240,000	8,889,157
Ohio State Water Development Auth. Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34(1)	2,830,000	2,723,705
Ohio University General Receipts. Rev. (The), Series 2010 C, (Building Bonds), 4.91%, 6/1/40(1)	$890,000	$821,835
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34(1)	1,420,000	1,425,694
Pennsylvania Turnpike Commission Rev., Series 2010 B, (Building Bonds), 5.56%, 12/1/49(1)	2,125,000	1,938,234
Port Seattle Rev., Series 2010 B, (Intermediate Lien), 5.00%, 6/1/40(1)	4,790,000	4,450,197
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40(1)	5,195,000	5,213,182
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36(1)	4,770,000	4,630,859
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41(1)	3,740,000	3,389,824
Salt River Agricultural Improvement & Power District Rev., Series 2008 A, 5.00%, 1/1/38(1)	4,285,000	4,213,269
Salt River Agricultural Improvement & Power District Rev., Series 2009 A, 5.00%, 1/1/39(1)	1,905,000	1,869,796
San Antonio Electric & Gas Rev., (Building Bonds), 5.99%, 2/1/39(1)	1,700,000	1,774,358
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40(1)	3,390,000	3,357,354
Santa Clara Valley Transportation Auth. Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32(1)	4,265,000	4,145,367
Texas GO, (Building Bonds), 5.52%, 4/1/39(1)	2,140,000	2,188,428
Triborough Bridge & Tunnel Auth. Rev., Series 2008 C, 5.00%, 11/15/38(1)	4,755,000	4,619,530

26

Principal Amount	Value
University Regiments Medical Center Rev., (Building Bonds), 6.55%, 5/15/48(1)	$4,550,000	$4,514,419
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40(1)	3,580,000	3,398,100
TOTAL MUNICIPAL SECURITIES (Cost $151,090,931)		150,973,894
Asset-Backed Securities(5) — 0.2%
CenterPoint Energy Transition Bond Co. LLC, Series 2009-1, Class A1 SEQ, 1.83%, 2/15/16	9,358,745	9,468,448
SLM Student Loan Trust, Series 2007-8, Class A1, VRN, 0.53%, 4/25/11, resets quarterly off the 3-month LIBOR plus 0.23% with no caps(1)	553,129	553,276
TOTAL ASSET-BACKED SECURITIES (Cost $9,911,673)		10,021,724

Value
Temporary Cash Investments — 1.9%
Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 0.375%, 10/31/12, valued at $93,990,658), in a joint trading account at 0.06%, dated 3/31/11, due 4/1/11 (Delivery value $92,053,153) (Cost $92,053,000)	$92,053,000
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $4,710,132,911)	4,800,309,740
OTHER ASSETS AND LIABILITIES — (0.5)%	(22,446,667)
TOTAL NET ASSETS — 100.0%	$4,777,863,073

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
40,654,268	EUR for USD	Barclays Bank plc	4/28/11	$57,592,462	$(2,363,639)
35,000,000	EUR for USD	UBS AG	4/28/11	49,582,400	(1,838,900)
18,140,816	EUR for USD	Westpac Banking Corp.	4/28/11	25,699,006	(194,560)
				$132,873,868	$(4,397,099)

(Value on Settlement Date $128,476,769)

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
995	U.S. Long Bond	June 2011	$119,586,563	$184,324

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
3,143	U.S. Treasury 2-Year Notes	June 2011	$685,566,875	$(252,854)

27

Swap Agreements
Notional Amount	Description of Agreement	Premiums Paid (Received)	Value
CREDIT DEFAULT – BUY PROTECTION
$30,000,000	Pay quarterly a fixed rate equal to 1.00% per annum multiplied by the notional amount and receive from Bank of America N.A. upon each default event of one of the issues of CDX North America Investment Grade 16 Index, par value of the proportional notional amount. Expires June 2016.	$(43,918)	$(68,006)

Notes to Schedule of Investments

CDX = Credit Derivative Indexes

Equivalent = Security whose principal payments are backed by the full faith and credit of the United States

EUR = Euro

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers, Inc. — UBS AG

LIBOR = London Interbank Offered Rate

NOK = Norwegian Krone

resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

USD = United States Dollar

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)
Security, or a portion thereof, has been segregated for forward commitments, when-issued securities, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $875,808,000.

(2)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $68,844,843, which represented 1.4% of total net assets.

(3)	When-issued security.

(4)	Category is less than 0.05% of total net assets.

(5)	Final maturity date indicated, unless otherwise noted.

(6)	Forward commitment.

(7)
The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

(8)	Escrowed to maturity in U.S. government securities or state and local government securities.

See Notes to Financial Statements.

28

Statement of Assets and Liabilities

MARCH 31, 2011
Assets
Investment securities, at value (cost of $4,710,132,911)	$4,800,309,740
Cash	5,311
Foreign currency holdings, at value (cost of $9,510,101)	9,695,232
Receivable for investments sold	12,847,779
Receivable for capital shares sold	10,080,855
Interest receivable	36,769,766
4,869,708,683

Liabilities
Payable for investments purchased	74,973,370
Payable for capital shares redeemed	8,922,031
Payable for variation margin on futures contracts	196,437
Unrealized loss on forward foreign currency exchange contracts	4,397,099
Swap agreements, at value (including net premiums paid (received) of $(43,918))	68,006
Accrued management fees	2,192,138
Distribution and service fees payable	304,001
Dividends payable	792,528
91,845,610

Net Assets	$4,777,863,073

Net Assets Consist of:
Capital paid in	$4,681,693,031
Undistributed net investment income	3,433,789
Undistributed net realized gain	6,713,715
Net unrealized appreciation	86,022,538
$4,777,863,073

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$2,510,293,820	234,527,626	$10.70
Institutional Class	$1,422,398,859	132,908,935	$10.70
A Class	$640,980,056	59,875,716	$10.71	*
B Class	$13,643,148	1,274,742	$10.70
C Class	$163,760,153	15,297,570	$10.70
R Class	$26,787,037	2,502,006	$10.71

*Maximum offering price $11.21 (net asset value divided by 0.9550)

See Notes to Financial Statements.

29

Statement of Operations

YEAR ENDED MARCH 31, 2011
Investment Income (Loss)
Income:
Interest	$164,366,939

Expenses:
Management fees	24,119,345
Distribution and service fees:
A Class	1,814,899
B Class	155,285
C Class	1,855,192
R Class	116,624
Trustees’ fees and expenses	148,204
Other expenses	184,803
28,394,352
Fees waived	(646,761)
27,747,591

Net investment income (loss)	136,619,348

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	60,802,086
Futures contract transactions	(5,436,653)
Swap agreement transactions	451,500
Foreign currency transactions	(6,356,354)
49,460,579

Change in net unrealized appreciation (depreciation) on:
Investments	6,668,123
Futures contracts	70,832
Swap agreements	(251,638)
Translation of assets and liabilities in foreign currencies	(4,442,692)
2,044,625

Net realized and unrealized gain (loss)	51,505,204

Net Increase (Decrease) in Net Assets Resulting from Operations	$188,124,552

See Notes to Financial Statements.

30

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2011 AND MARCH 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$136,619,348	$90,154,360
Net realized gain (loss)	49,460,579	25,264,881
Change in net unrealized appreciation (depreciation)	2,044,625	62,402,005
Net increase (decrease) in net assets resulting from operations	188,124,552	177,821,246

Distributions to Shareholders
From net investment income:
Investor Class	(74,871,321)	(42,601,664)
Institutional Class	(42,508,917)	(25,202,842)
A Class	(22,425,119)	(20,942,433)
B Class	(364,263)	(368,023)
C Class	(4,341,759)	(4,038,371)
R Class	(656,824)	(302,601)
From net realized gains:
Investor Class	(20,472,314)	(3,211,931)
Institutional Class	(11,317,033)	(2,144,729)
A Class	(6,335,011)	(1,731,602)
B Class	(131,325)	(42,353)
C Class	(1,612,590)	(462,521)
R Class	(223,101)	(27,492)
Decrease in net assets from distributions	(185,259,577)	(101,076,562)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	1,083,670,531	2,024,943,048

Net increase (decrease) in net assets	1,086,535,506	2,101,687,732

Net Assets
Beginning of period	3,691,327,567	1,589,639,835
End of period	$4,777,863,073	$3,691,327,567

Undistributed net investment income	$3,433,789	$10,628

See Notes to Financial Statements.

31

Notes to Financial Statements

MARCH 31, 2011

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Diversified Bond Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek a high level of income by investing in non-money market debt securities.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

32

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for “roll” transactions as purchases and sales.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

33

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The investment advisor voluntarily agreed to waive 0.049% of its management fee from April 1, 2010 through July 31, 2010, at which time the waiver was terminated. The total amount of the waiver for each class for the year ended March 31, 2011 was $328,384, $162,901, $119,163, $2,655, $30,640 and $3,018 for the Investor Class, Institutional Class, A Class, B Class, C Class and R Class, respectively. The effective annual management fee before waiver for each class for the year ended March 31, 2011 was 0.60% for the Investor Class, A Class, B Class, C Class and R Class and 0.40% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended March 31, 2011 was 0.59% for the Investor Class, A Class, B Class, C Class and R Class and 0.39% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC. Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP) owns, in aggregate, 8% of the shares of the fund. ACAAP does not invest in the funds for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

34

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2011, totaled $3,701,125,043, of which $2,396,194,236 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2011, totaled $2,695,792,247, of which $1,876,260,237 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2011		Year ended March 31, 2010
	Shares	Amount	Shares	Amount
Investor Class
Sold	109,709,535	$1,191,111,629	128,565,777	$1,357,494,849
Issued in reinvestment of distributions	8,176,900	88,619,905	2,816,576	29,844,990
Redeemed	(57,264,986)	(621,141,556)	(35,796,963)	(376,816,701)
	60,621,449	658,589,978	95,585,390	1,010,523,138
Institutional Class
Sold	64,322,005	701,051,033	64,267,907	675,138,641
Issued in reinvestment of distributions	4,918,880	53,312,887	2,534,288	26,880,242
Redeemed	(22,018,098)	(239,326,114)	(9,759,986)	(103,213,126)
	47,222,787	515,037,806	57,042,209	598,805,757
A Class
Sold	24,470,860	265,763,516	52,614,722	551,071,044
Issued in reinvestment of distributions	2,381,761	25,829,800	1,936,339	20,497,718
Redeemed	(33,832,491)	(366,531,539)	(25,995,381)	(274,153,733)
	(6,979,870)	(74,938,223)	28,555,680	297,415,029
B Class
Sold	33,995	369,629	915,505	9,564,525
Issued in reinvestment of distributions	35,460	384,000	27,837	295,049
Redeemed	(335,533)	(3,633,064)	(184,233)	(1,944,544)
	(266,078)	(2,879,435)	759,109	7,915,030
C Class
Sold	3,786,221	41,146,924	12,104,842	126,800,748
Issued in reinvestment of distributions	330,269	3,577,441	231,004	2,449,049
Redeemed	(6,394,272)	(69,206,954)	(2,728,333)	(28,900,541)
	(2,277,782)	(24,482,589)	9,607,513	100,349,256
R Class
Sold	1,862,348	20,179,450	1,220,219	12,841,317
Issued in reinvestment of distributions	81,039	878,391	30,981	328,409
Redeemed	(805,593)	(8,714,847)	(304,806)	(3,234,888)
	1,137,794	12,342,994	946,394	9,934,838
Net increase (decrease)	99,458,300	$1,083,670,531	192,496,295	$2,024,943,048

35

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Corporate Bonds	—	$1,279,907,395	—
U.S. Government Agency Mortgage-Backed Securities	—	1,246,779,773	—
U.S. Treasury Securities	—	1,094,069,946	—
Commercial Mortgage-Backed Securities	—	293,127,489	—
U.S. Government Agency Securities and Equivalents	—	254,625,736	—
Collateralized Mortgage Obligations	—	191,076,177	—
Sovereign Governments & Agencies	—	187,674,606	—
Municipal Securities	—	150,973,894	—
Asset-Backed Securities	—	10,021,724	—
Temporary Cash Investments	—	92,053,000	—
Total Value of Investment Securities	—	$4,800,309,740	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(4,397,099)	—
Futures Contracts	$(68,530)	—	—
Swap Agreements	—	(24,088)	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$(68,530)	$(4,421,187)	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund bought and sold credit risk derivative instruments throughout the period. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

36

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of March 31, 2011
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	—	Swap agreements	$68,006
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	—	Unrealized loss on forward foreign currency exchange contracts	4,397,099
Interest Rate Risk	Receivable for variation margin on futures contracts	—	Payable for variation margin on futures contracts	196,437
		—		$4,661,542

37

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2011
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$451,500	Change in net unrealized appreciation (depreciation) on swap agreements	$(251,638)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(6,474,519)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(4,837,211)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(5,436,653)	Change in net unrealized appreciation (depreciation) on futures contracts	70,832
		$(11,459,672)		$(5,018,017)

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$173,355,226	$101,074,141
Long-term capital gains	$11,904,351	$2,421

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$4,710,452,578
Gross tax appreciation of investments	$114,617,756
Gross tax depreciation of investments	(24,760,594)
Net tax appreciation (depreciation) of investments	$89,857,162
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$311,338
Other book-to-tax adjustments	(3,659,300)
Net tax appreciation (depreciation)	$86,509,200
Undistributed ordinary income	$3,433,789
Accumulated long-term gains	$6,227,053

38

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts and futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.

39

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$10.64	$10.29	$10.48	$10.02	$9.89
Income From Investment Operations
Net Investment Income (Loss)(1)	0.34	0.37	0.41	0.46	0.45
Net Realized and Unrealized Gain (Loss)	0.17	0.39	(0.02)	0.45	0.13
Total From Investment Operations	0.51	0.76	0.39	0.91	0.58
Distributions
From Net Investment Income	(0.36)	(0.38)	(0.46)	(0.45)	(0.45)
From Net Realized Gains	(0.09)	(0.03)	(0.12)	—	—
Total Distributions	(0.45)	(0.41)	(0.58)	(0.45)	(0.45)
Net Asset Value, End of Period	$10.70	$10.64	$10.29	$10.48	$10.02

Total Return(2)	4.89%	7.44%	4.02%	9.38%	6.05%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.60%	0.58%	0.62%	0.62%	0.62%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.61%	0.61%	0.62%	0.62%	0.62%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.13%	3.47%	3.95%	4.53%	4.58%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	3.12%	3.44%	3.95%	4.53%	4.58%
Portfolio Turnover Rate	65%	79%	198%	250%	323%
Net Assets, End of Period (in thousands)	$2,510,294	$1,850,363	$806,163	$515,184	$394,346

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

40

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$10.64	$10.29	$10.48	$10.02	$9.89
Income From Investment Operations
Net Investment Income (Loss)(1)	0.36	0.39	0.43	0.48	0.47
Net Realized and Unrealized Gain (Loss)	0.17	0.39	(0.02)	0.45	0.13
Total From Investment Operations	0.53	0.78	0.41	0.93	0.60
Distributions
From Net Investment Income	(0.38)	(0.40)	(0.48)	(0.47)	(0.47)
From Net Realized Gains	(0.09)	(0.03)	(0.12)	—	—
Total Distributions	(0.47)	(0.43)	(0.60)	(0.47)	(0.47)
Net Asset Value, End of Period	$10.70	$10.64	$10.29	$10.48	$10.02

Total Return(2)	5.09%	7.66%	4.22%	9.60%	6.26%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.40%	0.38%	0.42%	0.42%	0.42%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.41%	0.41%	0.42%	0.42%	0.42%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.33%	3.67%	4.15%	4.73%	4.78%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	3.32%	3.64%	4.15%	4.73%	4.78%
Portfolio Turnover Rate	65%	79%	198%	250%	323%
Net Assets, End of Period (in thousands)	$1,422,399	$911,584	$294,827	$186,031	$389,829

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

41

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$10.64	$10.29	$10.48	$10.02	$9.89
Income From Investment Operations
Net Investment Income (Loss)(2)	0.31	0.34	0.35	0.44	0.43
Net Realized and Unrealized Gain (Loss)	0.19	0.39	0.02	0.45	0.13
Total From Investment Operations	0.50	0.73	0.37	0.89	0.56
Distributions
From Net Investment Income	(0.34)	(0.35)	(0.44)	(0.43)	(0.43)
From Net Realized Gains	(0.09)	(0.03)	(0.12)	—	—
Total Distributions	(0.43)	(0.38)	(0.56)	(0.43)	(0.43)
Net Asset Value, End of Period	$10.71	$10.64	$10.29	$10.48	$10.02

Total Return(3)	4.72%	7.18%	3.76%	9.11%	5.77%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.85%	0.83%	0.87%	0.87%	0.87%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.86%	0.86%	0.87%	0.87%	0.87%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.88%	3.22%	3.70%	4.28%	4.33%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	2.87%	3.19%	3.70%	4.28%	4.33%
Portfolio Turnover Rate	65%	79%	198%	250%	323%
Net Assets, End of Period (in thousands)	$640,980	$711,445	$394,278	$23,020	$3,405

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

42

B Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$10.64	$10.29	$10.48	$10.02	$9.89
Income From Investment Operations
Net Investment Income (Loss)(1)	0.23	0.26	0.28	0.36	0.35
Net Realized and Unrealized Gain (Loss)	0.17	0.39	0.01	0.45	0.13
Total From Investment Operations	0.40	0.65	0.29	0.81	0.48
Distributions
From Net Investment Income	(0.25)	(0.27)	(0.36)	(0.35)	(0.35)
From Net Realized Gains	(0.09)	(0.03)	(0.12)	—	—
Total Distributions	(0.34)	(0.30)	(0.48)	(0.35)	(0.35)
Net Asset Value, End of Period	$10.70	$10.64	$10.29	$10.48	$10.02

Total Return(2)	3.85%	6.38%	2.98%	8.30%	5.00%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.60%	1.58%	1.62%	1.62%	1.62%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	1.61%	1.61%	1.62%	1.62%	1.62%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.13%	2.47%	2.95%	3.53%	3.58%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	2.12%	2.44%	2.95%	3.53%	3.58%
Portfolio Turnover Rate	65%	79%	198%	250%	323%
Net Assets, End of Period (in thousands)	$13,643	$16,393	$8,045	$1,105	$806

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

43

C Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$10.64	$10.29	$10.48	$10.02	$9.89
Income From Investment Operations
Net Investment Income (Loss)(1)	0.23	0.26	0.27	0.36	0.35
Net Realized and Unrealized Gain (Loss)	0.17	0.39	0.02	0.45	0.13
Total From Investment Operations	0.40	0.65	0.29	0.81	0.48
Distributions
From Net Investment Income	(0.25)	(0.27)	(0.36)	(0.35)	(0.35)
From Net Realized Gains	(0.09)	(0.03)	(0.12)	—	—
Total Distributions	(0.34)	(0.30)	(0.48)	(0.35)	(0.35)
Net Asset Value, End of Period	$10.70	$10.64	$10.29	$10.48	$10.02

Total Return(2)	3.85%	6.38%	2.99%	8.30%	4.99%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.60%	1.58%	1.62%	1.62%	1.62%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	1.61%	1.61%	1.62%	1.62%	1.62%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.13%	2.47%	2.95%	3.53%	3.58%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	2.12%	2.44%	2.95%	3.53%	3.58%
Portfolio Turnover Rate	65%	79%	198%	250%	323%
Net Assets, End of Period (in thousands)	$163,760	$187,027	$82,026	$5,016	$2,718

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

44

R Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$10.64	$10.29	$10.48	$10.02	$9.89
Income From Investment Operations
Net Investment Income (Loss)(1)	0.29	0.31	0.30	0.41	0.40
Net Realized and Unrealized Gain (Loss)	0.18	0.39	0.04	0.45	0.13
Total From Investment Operations	0.47	0.70	0.34	0.86	0.53
Distributions
From Net Investment Income	(0.31)	(0.32)	(0.41)	(0.40)	(0.40)
From Net Realized Gains	(0.09)	(0.03)	(0.12)	—	—
Total Distributions	(0.40)	(0.35)	(0.53)	(0.40)	(0.40)
Net Asset Value, End of Period	$10.71	$10.64	$10.29	$10.48	$10.02

Total Return(2)	4.46%	6.91%	3.50%	8.84%	5.52%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.10%	1.08%	1.12%	1.12%	1.12%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	1.11%	1.11%	1.12%	1.12%	1.12%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.63%	2.97%	3.45%	4.03%	4.08%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	2.62%	2.94%	3.45%	4.03%	4.08%
Portfolio Turnover Rate	65%	79%	198%	250%	323%
Net Assets, End of Period (in thousands)	$26,787	$14,516	$4,301	$31	$26

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

45

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust
and Shareholders of the Diversified Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Bond Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 19, 2011

46

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century Investment Trust (the proposal was voted on by all shareholders of funds issued by American Century Investment Trust):

Frederick L.A. Grauer	For:	6,489,609,552
	Withhold:	205,862,380
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	1,395,848,335
	Against:	27,458,450
	Abstain:	59,419,361
	Broker Non-Vote:	578,426,473

Institutional Class	For:	440,307,134
	Against:	1,042,580
	Abstain:	3,997,254
	Broker Non-Vote:	167,030,580

47

Management

The Board of Trustees

The individuals listed below serve as trustees of the fund. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee, other than Mr. Thomas, is 1665 Charleston Road,
Mountain View, California 94043. The mailing address for Mr. Thomas is
4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (2004 to 2006)	40	None
John Freidenrich (1937)	Trustee	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	40	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	40	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	40	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	40	Cadence Design Systems; Exponent; Financial Engines; Watson Wyatt Worldwide (2002 to 2006)

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	104	None

48

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Officers
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

49

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

50

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $11,904,351, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2011.

The fund hereby designates $28,153,097 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

51

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-71451   1105

ANNUAL REPORT           MARCH 31, 2011

High-Yield Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	22
Statement of Operations	23
Statement of Changes in Net Assets	24
Notes to Financial Statements	25
Financial Highlights	32
Report of Independent Registered Public Accounting Firm	38
Proxy Voting Results	39
Management	40
Additional Information	43

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Investment Performance and Macroeconomic Update

Investment performance tables turned dramatically since our semiannual report for the six months ended September 30, 2010. That report chronicled an uneven period for economic growth and financial market performance that produced generally higher returns for U.S. bonds than for U.S. stocks. For the subsequent six months ended March 31, 2011, broad U.S. stock indices significantly outperformed their bond counterparts as monetary and fiscal intervention in 2010 fueled investor optimism about economic and financial market conditions in 2011 and 2012. The S&P 500 Index (representing U.S. stocks) and the Barclays Capital U.S. Aggregate Bond Index returned 17.31% and -0.88%, respectively, during those final six months.

In the second half of 2010, the U.S. Federal Reserve launched its second round of quantitative easing (QE2), a form of monetary intervention involving the purchase of U.S. government securities to increase the money supply and encourage investors to purchase potentially higher-risk/higher-return assets, such as stocks. Small-cap growth stocks benefited most from the resulting rally. But besides boosting stock prices, QE2 also helped fuel inflation fears. The benchmark 10-year U.S. Treasury note suffered a -5.92% total return from September 30, 2010, to March 31, 2011, as its yield jumped from 2.51% to 3.47%.

These developments over the more-recent six months are incorporated in the broader, enclosed 12-month Market Perspective and Portfolio Commentary from the portfolio management team. Our experts will continue to diligently apply their knowledge and skills as they make daily investment decisions for you.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic Uncertainty Gave Way to Economic Optimism

Bonds generated solid returns for the 12 months ended March 31, 2011—a period characterized by mixed economic data and changing investor sentiment. Early in the period, a slowdown in the pace of economic growth, combined with lingering high unemployment, the European sovereign debt crisis, and mounting deflationary signals, stoked fears of a double-dip recession. This backdrop fueled demand for Treasuries and other “safe haven” investments.

Dissatisfied with the slow pace of economic growth and the lingering high jobless rate, the Federal Reserve (the Fed) kept its federal funds rate target near zero and, in late 2010, announced a second round of quantitative easing, dubbed “QE2” (the Fed’s government-securities purchase program designed to expand the money supply). This action, combined with improving economic data and the extension of prevailing federal income tax rates, sparked a fresh round of economic optimism and “risk-taking” by investors. At the same time, inflationary pressures began brewing, primarily due to better economic forecasts combined with soaring prices for oil and other commodities.

Demand for Yield, Inflation Protection Drove Performance

Treasury yields declined across all maturities, yet the slope of the yield curve (between two and 30 years) remained relatively unchanged. The generally low interest rate environment prompted investors to maintain a healthy appetite for yield. This led to strong, broad-benchmark-beating performance from investment-grade and high-yield corporate bonds, which also benefited from solid corporate fundamentals and low default rates. Longer-term nominal Treasuries also outperformed the broad bond market in this rate environment, but they lagged their inflation-indexed counterparts. Concerns about rising inflation pushed
TIPS (Treasury inflation-protected securities) to the top of the investment-grade fixed-income performance hierarchy for the 12-month period.

Government agency mortgage-backed securities (MBS) posted positive returns for the period, but they lagged the broader market. Valuations in the sector remained tight relative to Treasuries, giving investors little incentive to take on additional risk. Meanwhile, cash returns were essentially flat throughout the period, reflecting the Fed’s near-zero interest rate policy.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2011
Barclays Capital U.S. Bond Market Indices		Barclays Capital U.S. Treasury Bellwethers
Corporate High-Yield	14.31%	3-Month Bill	0.19%
Treasury Inflation Protected Securities (TIPS)	7.91%	2-Year Note	1.64%
Corporate (investment-grade)	7.46%	10-Year Note	6.55%
Aggregate (multi-sector)	5.12%	30-Year Bond	6.91%
Treasury	4.53%
MBS (mortgage-backed securities)	4.37%

3

Performance

Total Returns as of March 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class(1)	ABHIX	13.23%	7.29%	6.84%	4.75%	9/30/97
Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index	—	14.26%	9.18%	8.75%	6.92%	—
Institutional Class(1)	ACYIX	13.46%	7.50%	—	7.30%	8/2/04
A Class(1)(2) No sales charge* With sales charge*	AHYVX	12.95% 7.85%	7.02% 6.05%	— —	7.47% 6.93%	3/8/02
B Class(1) No sales charge* With sales charge*	ACYBX	12.12% 8.12%	6.23% 6.07%	— —	7.15% 7.15%	1/31/03
C Class(1)	AHDCX	12.12%	6.23%	—	6.58%	12/10/01
R Class(1)	AHYRX	12.67%	6.76%	—	6.35%	7/29/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2001

*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
0.87%	0.67%	1.12%	1.87%	1.87%	1.37%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Kevin Akioka and David MacEwen

Performance Summary

High-Yield returned 13.23%* for the fiscal year ended March 31, 2011, compared with the 14.26% return of its benchmark, the Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index, and the 13.57%** average return of the 478 high-yield funds tracked by Lipper, Inc. See page 4 and footnotes below for additional performance comparisons. Fund and Lipper peer group returns reflect operating expenses, while index returns do not.

Market Review

High-yield corporate bonds generated double-digit gains for the 12-month period and were among the best-performing segments of the fixed-income market. An improving economic environment boosted the creditworthiness of high-yield bond issuers as companies reported solid earnings growth and strengthened their balance sheets. In addition, the default rate in the high-yield sector fell to less than 3%, down from a peak of more than 10% a year ago. As a result, investors’ appetite for risk increased markedly, and strong demand for higher-yielding securities in a low-interest-rate environment also provided a healthy boost to the high-yield bond market.

Investor demand for high-yield bonds was strong enough to overcome near-record issuance in the high-yield market as corporations took advantage of lower interest rates to refinance bank loans and extend the maturity dates of their existing debt. By the end of the 12-month period, the gap between the yields of high-yield corporate bonds and Treasury securities had fallen to 466 basis points (a basis point equals 0.01%, so 466 basis points equals 4.66%), down from 571 basis points at the beginning of the period.

Given the higher risk tolerance in the market, lower-rated credits generated the best results. For example, bonds rated CCC outperformed securities with B and BB ratings.

Security Selection Detracted

The fund posted a strong absolute return for the 12-month period but underperformed its benchmark index. The index also outperformed the average return of the fund’s Lipper peer group, which was more in line with the fund’s performance.

Security selection was the primary factor behind the fund’s underperformance of the benchmark. In particular, security selection among energy exploration and production companies and wireless telecommunication services providers had the biggest negative impact. Both segments enjoyed strong overall returns—energy exploration and production companies benefited from a sharp rise in oil prices and increased drilling activity, while wireless telecom firms profited from growing mobile data usage as smartphones became increasingly popular—but our holdings did not fare as well.

*	All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the management fee had not been waived.

**
The average returns for Lipper High Current Yield Funds category were 6.86% and 6.92% for the five- and ten-year periods ended March 31, 2011, respectively. Data provided by Lipper Inc. — A Reuters Company. © 2011 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon. Lipper fund performance data is total return, and is preliminary and subject to revision. The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete.

No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

6

On the positive side, security selection added value in the retail and media industries. More specifically, the fund benefited from its holdings among non-cable media companies, such as broadcast networks and publishing firms.

From a sector perspective, we have been favoring U.S. and international commercial banks, which should see their bond valuations normalize as banks continue to strengthen their balance sheets. Valuations have also led us to underweight bonds issued by homebuilders and chemicals companies. Homebuilders have relatively high valuations given the structural weakness in the housing market, while risk premiums are fairly low among chemicals securities in an environment where input costs are rising.

Among individual securities, two of our current favorites include Avis, a leading car rental firm, and Cinemark, one of the largest movie theater chains in the U.S. Avis has an attractive yield and strong deleveraging potential, while Cinemark benefited from a new secular growth phase fueled by screen digitization and the rapid expansion of 3-D movies.

Credit Positioning Added Value

We increased the fund’s credit risk modestly during the one-year period. At the beginning of the period, the fund’s credit quality was roughly neutral compared with that of the benchmark index. However, we added more B-rated securities to the portfolio as the period went on, moving to an overweight position, while reducing the fund’s exposure to BB-rated bonds. We felt comfortable taking on more risk given the economic and financial tailwinds, and we were rewarded as riskier assets outperformed.

More recently, though, we’ve been taking some profits in securities rated B and CCC and shifting assets back into securities rated BB. The yield gap between higher- and lower-rated securities has narrowed to the point that we are sacrificing very little yield to move up in credit quality. While this is a modest upgrade in quality, we are still maintaining full exposure to the high-yield market given the favorable economic environment and benign default rate.

Outlook

The macroeconomic environment continues to provide a constructive backdrop for the high-yield bond market. The major credit rating agencies are forecasting a default rate of less than 2% for the high-yield market in 2011. That said, the strong rally in high-yield bonds over the last couple of years has led to elevated valuations, which limits potential price appreciation going forward because high-yield bonds are callable (meaning high-yield issuers can call away bonds before their maturity date, and they are more likely to do so when bond prices are high and yields are low). As a result, we expect the coupon (or interest payment) to be a more meaningful component in the total return of high-yield bonds going forward.

Furthermore, individual security selection will become an increasingly important factor in relative performance. This plays to the strengths of our bottom-up security selection process, in which we seek bonds with strong balance sheets and good fundamentals trading at attractive valuations.

7

Fund Characteristics

MARCH 31, 2011
Portfolio at a Glance
Average Duration (effective)	4.5 years
Weighted Average Life	5.7 years

30-Day SEC Yields(1)
Investor Class	6.09%
Institutional Class	6.29%
A Class	5.57%
B Class	5.08%
C Class	5.08%
R Class	5.59%
(1)Yields would have been lower if a portion of the management fee had not been waived.

Types of Investments in Portfolio	% of net assets
Corporate Bonds	93.9%
Municipal Securities	1.8%
Common Stocks	0.3%
Preferred Stocks	—(2)
Temporary Cash Investments	1.8%
Other Assets and Liabilities	2.2%
(2)Category is less than 0.05% of total net assets.

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2010 to March 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period(1) 10/1/10 – 3/31/11	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,063.40	$4.12	0.80%
Investor Class (before waiver)	$1,000	$1,063.40(2)	$4.42	0.86%
Institutional Class (after waiver)	$1,000	$1,064.40	$3.09	0.60%
Institutional Class (before waiver)	$1,000	$1,064.40(2)	$3.40	0.66%
A Class (after waiver)	$1,000	$1,062.10	$5.40	1.05%
A Class (before waiver)	$1,000	$1,062.10(2)	$5.71	1.11%
B Class (after waiver)	$1,000	$1,058.10	$9.24	1.80%
B Class (before waiver)	$1,000	$1,058.10(2)	$9.54	1.86%
C Class (after waiver)	$1,000	$1,058.10	$9.24	1.80%
C Class (before waiver)	$1,000	$1,058.10(2)	$9.54	1.86%
R Class (after waiver)	$1,000	$1,060.80	$6.68	1.30%
R Class (before waiver)	$1,000	$1,060.80(2)	$6.99	1.36%
Hypothetical
Investor Class (after waiver)	$1,000	$1,020.94	$4.03	0.80%
Investor Class (before waiver)	$1,000	$1,020.64	$4.33	0.86%
Institutional Class (after waiver)	$1,000	$1,021.94	$3.02	0.60%
Institutional Class (before waiver)	$1,000	$1,021.64	$3.33	0.66%
A Class (after waiver)	$1,000	$1,019.70	$5.29	1.05%
A Class (before waiver)	$1,000	$1,019.40	$5.59	1.11%
B Class (after waiver)	$1,000	$1,015.96	$9.05	1.80%
B Class (before waiver)	$1,000	$1,015.66	$9.35	1.86%
C Class (after waiver)	$1,000	$1,015.96	$9.05	1.80%
C Class (before waiver)	$1,000	$1,015.66	$9.35	1.86%
R Class (after waiver)	$1,000	$1,018.45	$6.54	1.30%
R Class (before waiver)	$1,000	$1,018.15	$6.84	1.36%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had notbeen waived.

10

Schedule of Investments

MARCH 31, 2011

Principal Amount	Value
Corporate Bonds — 93.9%
AEROSPACE & DEFENSE — 0.8%
Bombardier, Inc., 7.50%, 3/15/18(1)(2)	$900,000	$976,500
Huntington Ingalls Industries, Inc., 7.125%, 3/15/21(1)(2)	750,000	785,625
L-3 Communications Corp., 6.375%, 10/15/15(2)	250,000	258,750
Triumph Group, Inc., 8.00%, 11/15/17(2)	1,200,000	1,290,000
		3,310,875
AIRLINES — 0.6%
American Airlines Pass-Through Trust, 7.00%, 1/31/18(1)	1,000,000	970,000
UAL 2007 Pass Trust, 6.64%, 1/2/24(2)	1,268,027	1,280,707
		2,250,707
AUTO COMPONENTS — 1.6%
American Axle & Manufacturing Holdings, Inc., 9.25%, 1/15/17(1)(2)	500,000	557,500
American Axle & Manufacturing, Inc., 7.875%, 3/1/17(2)	1,700,000	1,734,000
Dana Holding Corp., 6.75%, 2/15/21(2)	250,000	251,250
Goodyear Tire & Rubber Co. (The), 10.50%, 5/15/16(2)	500,000	562,500
Goodyear Tire & Rubber Co. (The), 8.25%, 8/15/20(2)	500,000	537,500
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16(2)	750,000	774,375
Tenneco, Inc., 8.125%, 11/15/15(2)	500,000	537,500
TRW Automotive, Inc., 8.875%, 12/1/17(1)(2)	500,000	562,500
Uncle Acquisition 2010 Corp., 8.625%, 2/15/19(1)	250,000	263,750
Visteon Corp., 6.75%, 4/15/19(1)(3)	500,000	500,000
		6,280,875
AUTOMOBILES — 0.4%
Ford Motor Co., 7.45%, 7/16/31(2)	1,650,000	1,793,401
BUILDING PRODUCTS — 1.3%
Euramax International, Inc., 9.50%, 4/1/16(1)(2)	1,000,000	1,020,000
Masco Corp., 6.125%, 10/3/16	1,000,000	1,025,441
Nortek, Inc., 11.00%, 12/1/13	$652,888	$693,694
Ply Gem Industries, Inc., 8.25%, 2/15/18(1)(2)	1,000,000	1,032,500
USG Corp., 8.375%, 10/15/18(1)(2)	1,500,000	1,575,000
		5,346,635
CHEMICALS — 1.7%
Brickman Group Holdings, Inc., 9.125%, 11/1/18(1)	850,000	913,750
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	1,000,000	1,062,500
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.00%, 11/15/20(1)	1,000,000	1,039,375
Lyondell Chemical Co., 8.00%, 11/1/17(1)	1,035,000	1,143,675
Lyondell Chemical Co., 11.00%, 5/1/18(2)	1,000,000	1,127,500
Nalco Co., 8.25%, 5/15/17(2)	250,000	274,375
Solutia, Inc., 8.75%, 11/1/17(2)	1,000,000	1,105,000
		6,666,175
COMMERCIAL BANKS — 4.8%
CIT Group, Inc., 7.00%, 5/1/13	55,541	56,722
CIT Group, Inc., 7.00%, 5/1/14	158,775	162,149
CIT Group, Inc., 7.00%, 5/1/15	908,775	918,999
CIT Group, Inc., 7.00%, 5/1/16	2,764,626	2,774,993
CIT Group, Inc., 7.00%, 5/1/17	4,120,476	4,135,928
Corestates Capital I, 8.00%, 12/15/26(1)(2)	1,104,000	1,129,831
Dresdner Funding Trust I, 8.15%, 6/30/31(1)(2)	750,000	703,125
LBG Capital No.1 PLC, 7.875%, 11/1/20	1,000,000	980,500
Lloyds Banking Group plc, VRN, 6.66%, 5/21/37(1)(4)(5)(6)	1,500,000	1,207,500
Momentive Performance Materials, Inc., 9.00%, 1/15/21(1)(2)	2,000,000	2,072,500
Regions Bank, 6.45%, 6/26/37(2)	2,500,000	2,306,930
Regions Financial Corp., 5.75%, 6/15/15(2)	750,000	764,769
Regions Financing Trust II, VRN, 6.625%, 5/15/27(2)	500,000	448,554
Royal Bank of Scotland Group plc, VRN, 7.64%, 9/29/17(4)(5)(6)	2,000,000	1,600,000
		19,262,500

11

Principal Amount	Value
COMMERCIAL SERVICES & SUPPLIES — 1.5%
ACCO Brands Corp., 10.625%, 3/15/15(2)	$500,000	$566,250
Cenveo Corp., 7.875%, 12/1/13(2)	1,250,000	1,221,875
Cenveo Corp., 8.375%, 6/15/14(2)	350,000	332,500
Covanta Holding Corp., 7.25%, 12/1/20(2)	800,000	841,111
Iron Mountain, Inc., 8.375%, 8/15/21(2)	500,000	543,750
International Lease Finance Corp., 9.00%, 3/15/17(1)(2)	1,450,000	1,634,875
International Lease Finance Corp., 8.25%, 12/15/20(2)	1,000,000	1,097,500
		6,237,861
COMMUNICATIONS EQUIPMENT — 0.7%
Avaya, Inc., 7.00%, 4/1/19(1)(2)	1,450,000	1,421,000
CommScope, Inc., 8.25%, 1/15/19(1)	1,000,000	1,050,000
Viasat, Inc., 8.875%, 9/15/16(2)	450,000	484,312
		2,955,312
COMPUTERS & PERIPHERALS — 0.2%
Seagate Technology HDD Holdings, 6.80%, 10/1/16(2)	650,000	684,938
CONSTRUCTION & ENGINEERING — 0.5%
Tutor Perini Corp., 7.625%, 11/1/18(1)(2)	2,000,000	2,070,000
CONSTRUCTION MATERIALS — 0.6%
Ardagh Packaging Finance plc, 7.375%, 10/15/17(1)(2)	800,000	860,000
Associated Materials LLC, 9.125%, 11/1/17(1)(2)	1,000,000	1,072,500
Headwaters, Inc., 7.625%, 4/1/19(1)(2)	500,000	502,500
		2,435,000
CONSUMER FINANCE — 2.5%
Capital One Capital V, 10.25%, 8/15/39(2)	1,000,000	1,091,250
Ford Motor Credit Co. LLC, 8.70%, 10/1/14	2,000,000	2,269,968
Ford Motor Credit Co. LLC, 8.125%, 1/15/20(2)	1,000,000	1,145,806
Ford Motor Credit Co. LLC, 5.75%, 2/1/21	1,000,000	987,864
National Money Mart Co., 10.375%, 12/15/16	500,000	560,000
Residential Capital LLC, 9.625%, 5/15/15	1,000,000	1,013,750
SLM Corp., 8.00%, 3/25/20(2)	1,000,000	1,091,765
Springleaf Finance Corp., 4.875%, 7/15/12(2)	$500,000	$493,750
Springleaf Finance Corp., 6.90%, 12/15/17(2)	1,500,000	1,378,125
		10,032,278
CONTAINERS & PACKAGING — 0.9%
Ball Corp., 6.625%, 3/15/18(2)	250,000	257,500
BWAY Holding Co., 10.00%, 6/15/18(1)	1,000,000	1,105,000
Crown Americas LLC/Crown Americas Capital Corp III, 6.25%, 2/1/21(1)	500,000	511,250
Graham Packaging Co. LP/GPC Capital Corp I, 8.25%, 1/1/17	500,000	538,750
Packaging Dynamics Corp., 8.75%, 2/1/16(1)(2)	1,100,000	1,130,250
		3,542,750
DIVERSIFIED — 2.6%
iShares iBoxx $ High Yield Corporate Bond Fund (ETF)(in shares)	112,100	10,308,716

DIVERSIFIED FINANCIAL SERVICES — 2.7%
Ally Financial, Inc., 8.30%, 2/12/15(2)	2,750,000	3,021,563
Ally Financial, Inc., 6.25%, 12/1/17(1)(2)	2,000,000	2,040,000
Ally Financial, Inc., 8.00%, 3/15/20(2)	1,000,000	1,091,250
Ally Financial, Inc., 8.00%, 11/1/31	500,000	547,500
BAC Capital Trust XI, 6.625%, 5/23/36(2)	750,000	742,528
BankAmerica Capital II, 8.00%, 12/15/26(2)	900,000	924,750
Citigroup Capital XXI, VRN, 8.30%, 12/21/37(2)	1,500,000	1,567,500
Fleet Capital Trust II, 7.92%, 12/11/26(2)	750,000	770,625
		10,705,716
DIVERSIFIED TELECOMMUNICATION SERVICES — 6.8%
Cincinnati Bell, Inc., 8.75%, 3/15/18(2)	1,550,000	1,470,563
Frontier Communications Corp., 6.25%, 1/15/13(2)	461,000	488,660
Frontier Communications Corp., 8.25%, 4/15/17(2)	1,000,000	1,085,000
Frontier Communications Corp., 7.125%, 3/15/19(2)	600,000	612,000
Frontier Communications Corp., 8.50%, 4/15/20(2)	1,500,000	1,633,125

12

Principal Amount	Value
Global Crossing Ltd., 12.00%, 9/15/15(2)	$1,250,000	$1,431,250
Intelsat Jackson Holdings SA, 11.25%, 6/15/16(2)	750,000	803,437
Intelsat Jackson Holdings SA, 7.25%, 4/1/19(1)(3)	2,000,000	2,012,500
Intelsat Luxembourg SA, 11.25%, 2/4/17	2,500,000	2,743,750
Intelsat Subsidiary Holding Co. SA, 8.875%, 1/15/15(2)	1,725,000	1,789,687
Level 3 Financing, Inc., 9.25%, 11/1/14	661,000	679,178
Level 3 Financing, Inc., 10.00%, 2/1/18(2)	1,000,000	1,006,250
Sprint Capital Corp., 6.90%, 5/1/19(2)	2,150,000	2,230,625
Sprint Capital Corp., 8.75%, 3/15/32(2)	2,000,000	2,137,500
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 6.49%, 2/2/16(1)(2)	250,000	260,000
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.75%, 2/2/21(1)(2)	700,000	738,500
Wind Acquisition Finance SA, 11.75%, 7/15/17(1)	2,000,000	2,310,000
Wind Acquisition Finance SA, 7.25%, 2/15/18(1)	1,000,000	1,047,500
Windstream Corp., 7.875%, 11/1/17(2)	1,500,000	1,616,250
Windstream Corp., 7.75%, 10/15/20(1)(2)	1,000,000	1,032,500
		27,128,275
ELECTRIC UTILITIES — 0.4%
Edison Mission Energy, 7.00%, 5/15/17(2)	1,300,000	1,049,750
Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/1/15(2)	1,000,000	590,000
		1,639,750
ELECTRICAL EQUIPMENT — 0.3%
Belden, Inc., 9.25%, 6/15/19(2)	1,000,000	1,113,750
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.8%
Jabil Circuit, Inc., 5.625%, 12/15/20(2)	750,000	749,063
Sanmina-SCI Corp., 6.75%, 3/1/13(2)	250,000	250,000
Sanmina-SCI Corp., 8.125%, 3/1/16(2)	2,000,000	2,080,000
		3,079,063
ENERGY EQUIPMENT & SERVICES — 0.6%
Basic Energy Services, Inc., 7.75%, 2/15/19(1)(2)	$1,200,000	$1,239,000
Parker Drilling Co., 9.125%, 4/1/18(2)	500,000	540,000
Pioneer Drilling Co., 9.875%, 3/15/18(2)	775,000	837,000
		2,616,000
FOOD & STAPLES RETAILING — 2.4%
BI-LO LLC/BI-LO Finance Corp., 9.25%, 2/15/19(1)(2)	1,000,000	1,041,250
Ingles Markets, Inc., 8.875%, 5/15/17(2)	1,000,000	1,078,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 8.50%, 5/15/18(1)(2)	1,000,000	1,017,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.125%, 4/15/19(1)(2)	2,000,000	2,060,000
Rite Aid Corp., 8.625%, 3/1/15(2)	1,000,000	915,000
Rite Aid Corp., 7.50%, 3/1/17(2)	750,000	753,750
SUPERVALU, Inc., 8.00%, 5/1/16(2)	1,640,000	1,648,200
Susser Holdings LLC/Susser Finance Corp., 8.50%, 5/15/16	1,000,000	1,087,500
		9,601,950
FOOD PRODUCTS — 2.1%
Blue Merger Sub, Inc., 7.625%, 2/15/19(1)(2)	1,100,000	1,120,625
Bumble Bee Acquisition Corp., 9.00%, 12/15/17(1)(2)	2,000,000	2,090,000
Michael Foods, Inc., 9.75%, 7/15/18(1)(2)	1,603,000	1,759,293
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 8.25%, 9/1/17	1,000,000	1,050,000
Simmons Foods, Inc., 10.50%, 11/1/17(1)(2)	1,000,000	1,082,500
Smithfield Foods, Inc., 7.75%, 7/1/17(2)	1,100,000	1,188,000
		8,290,418
GAS UTILITIES — 0.1%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 3/15/20(2)	350,000	376,250

13

Principal Amount	Value
HEALTH CARE EQUIPMENT & SUPPLIES — 1.1%
Alere, Inc., 9.00%, 5/15/16(2)	$1,500,000	$1,605,000
Biomet, Inc., 10.00%, 10/15/17(2)	600,000	660,750
Biomet, Inc., 11.625%, 10/15/17(2)	1,975,000	2,212,000
		4,477,750
HEALTH CARE PROVIDERS & SERVICES — 4.7%
American General Institutional Capital, Inc., 7.57%, 12/1/45(1)(2)	500,000	513,750
Capella Healthcare, Inc., 9.25%, 7/1/17(1)(2)	1,100,000	1,177,000
CHS/Community Health Systems, Inc., 8.875%, 7/15/15(2)	1,400,000	1,480,500
DaVita, Inc., 6.625%, 11/1/20(2)	250,000	254,375
Gentiva Health Services, inc., 11.50%, 9/1/18(2)	1,000,000	1,136,250
HCA Holdings, Inc., 7.75%, 5/15/21(1)(2)	1,500,000	1,571,250
HCA, Inc., 6.50%, 2/15/16(2)	1,350,000	1,380,375
HCA, Inc., 9.25%, 11/15/16(2)	1,500,000	1,621,875
HCA, Inc., 8.50%, 4/15/19(2)	1,000,000	1,115,000
HCA, Inc., 7.69%, 6/15/25(2)	2,000,000	1,915,000
HealthSouth Corp., 8.125%, 2/15/20	500,000	543,750
Omnicare, Inc., 6.875%, 12/15/15(2)	500,000	515,000
Radiation Therapy Services, Inc., 9.875%, 4/15/17	1,305,000	1,337,625
Tenet Healthcare Corp., 8.875%, 7/1/19	1,000,000	1,145,000
Tenet Healthcare Corp., 8.00%, 8/1/20	1,600,000	1,676,000
Universal Health Services, Inc., 7.00%, 10/1/18(1)(2)	500,000	518,750
Vanguard Health Holding Co. II LLC/Vanguard Holding Co II, Inc., 7.75%, 2/1/19(1)(2)	1,050,000	1,068,375
		18,969,875
HOTELS, RESTAURANTS & LEISURE — 4.6%
American Casino & Entertainment Properties LLC, 11.00%, 6/15/14(2)	1,280,000	1,368,000
Ameristar Casinos, Inc., 7.50%, 4/15/21(1)(3)	500,000	495,625
Boyd Gaming Corp., 9.125%, 12/1/18(1)(2)	750,000	778,125
Caesars Entertainment Operating Co., Inc., 11.25%, 6/1/17(2)	2,000,000	2,282,500
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18(2)	$2,000,000	$1,835,000
CityCenter Holdings LLC/CityCenter Finance Corp., 7.625%, 1/15/16(1)(2)	700,000	726,250
Dave & Buster’s, Inc., 11.00%, 6/1/18	700,000	763,000
DineEquity, Inc., 9.50%, 10/30/18(1)	1,000,000	1,090,000
Marina District Finance Co., Inc., 9.50%, 10/15/15(1)(2)	850,000	893,563
Marina District Finance Co., Inc., 9.875%, 8/15/18(1)(2)	100,000	105,125
MGM Resorts International, 6.75%, 9/1/12(2)	300,000	307,500
MGM Resorts International, 10.375%, 5/15/14(2)	250,000	287,500
MGM Resorts International, 7.625%, 1/15/17(2)	2,500,000	2,371,875
MGM Resorts International, 9.00%, 3/15/20(2)	1,350,000	1,486,687
Pinnacle Entertainment, Inc., 7.50%, 6/15/15(2)	250,000	255,625
Pinnacle Entertainment, Inc., 8.625%, 8/1/17(2)	1,000,000	1,095,000
Royal Caribbean Cruises Ltd., 7.25%, 6/15/16(2)	750,000	807,187
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 5/15/18(2)	600,000	654,750
Wyndham Worldwide Corp., 5.625%, 3/1/21(2)	500,000	495,485
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75%, 8/15/20(2)	500,000	532,500
		18,631,297
HOUSEHOLD DURABLES — 2.3%
Beazer Homes USA, Inc., 6.875%, 7/15/15(2)	750,000	742,500
Jarden Corp., 8.00%, 5/1/16	1,250,000	1,373,437
K Hovnanian Enterprises, Inc., 10.625%, 10/15/16	1,250,000	1,334,375
KB Home, 6.25%, 6/15/15(2)	1,500,000	1,492,500
Lennar Corp., 5.60%, 5/31/15(2)	1,250,000	1,237,500
Meritage Homes Corp., 6.25%, 3/15/15(2)	750,000	759,375
Sealy Mattress Co., 10.875%, 4/15/16(1)(2)	989,000	1,124,988
Standard Pacific Corp., 8.375%, 5/15/18(1)(2)	1,000,000	1,043,750
		9,108,425

14

Principal Amount	Value
HOUSEHOLD PRODUCTS — 0.7%
Central Garden and Pet Co., 8.25%, 3/1/18	$2,120,000	$2,231,300
YCC Holdings LLC/Yankee Finance, Inc., PIK, 10.25%, 2/15/16(1)	500,000	506,250
		2,737,550
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 3.9%
AES Corp. (The), 9.75%, 4/15/16(2)	500,000	576,250
AES Corp. (The), 8.00%, 10/15/17(2)	1,250,000	1,350,000
Calpine Construction Finance Co. LP/CCFC Finance Corp., 8.00%, 6/1/16(1)(2)	100,000	109,500
Calpine Corp., 7.25%, 10/15/17(1)(2)	1,000,000	1,045,000
Calpine Corp., 7.875%, 7/31/20(1)(2)	1,500,000	1,601,250
Calpine Corp., 7.50%, 2/15/21(1)(2)	1,000,000	1,040,000
Dynegy Holdings, Inc., 7.75%, 6/1/19(2)	1,000,000	781,250
Energy Future Holdings Corp., 10.875%, 11/1/17(2)	393,000	330,120
Energy Future Holdings Corp., 10.00%, 1/15/20(2)	1,000,000	1,063,767
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/1/20	1,976,000	2,102,004
GenOn Energy, Inc., 9.50%, 10/15/18(1)(2)	2,000,000	2,090,000
NRG Energy, Inc., 7.375%, 2/1/16(2)	2,500,000	2,593,750
NRG Energy, Inc., 7.625%, 1/15/18(1)(2)	895,000	929,681
		15,612,572
INSURANCE — 1.2%
American International Group, Inc., 6.25%, 3/15/37(2)	1,250,000	1,150,000
American International Group, Inc., VRN, 8.175%, 5/15/38(2)	1,000,000	1,083,750
Fairfax Financial Holdings Ltd., 7.75%, 6/15/17(2)	675,000	715,500
Genworth Financial, Inc., VRN, 6.15%, 11/15/16(2)	1,000,000	797,500
Liberty Mutual Group, Inc., VRN, 7.00%, 3/15/17(1)(2)	1,000,000	962,352
		4,709,102
IT SERVICES — 1.7%
Fidelity National Information Services, Inc., 7.625%, 7/15/17	$1,000,000	$1,088,750
First Data Corp., 9.875%, 9/24/15(2)	552,000	568,560
First Data Corp., 11.25%, 3/31/16	500,000	500,625
First Data Corp., 8.875%, 8/15/20(1)(2)	1,000,000	1,102,500
First Data Corp., 8.25%, 1/15/21(1)(2)	1,349,000	1,352,372
First Data Corp., 12.625%, 1/15/21(1)(2)	1,349,000	1,470,410
SunGard Data Systems, Inc., 10.25%, 8/15/15(2)	600,000	631,500
Unisys Corp., 14.25%, 9/15/15(1)(2)	259,000	311,448
		7,026,165
MACHINERY — 0.6%
Navistar International Corp., 8.25%, 11/1/21(2)	450,000	501,187
Oshkosh Corp., 8.25%, 3/1/17(2)	850,000	939,250
Oshkosh Corp., 8.50%, 3/1/20(2)	100,000	112,625
SPX Corp., 7.625%, 12/15/14(2)	650,000	719,063
		2,272,125
MARINE — 0.3%
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 8.875%, 11/1/17(2)	500,000	544,375
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 8.125%, 2/15/19(1)	500,000	506,250
		1,050,625
MEDIA — 10.2%
AMC Entertainment, Inc., 9.75%, 12/1/20(1)	1,300,000	1,397,500
Cablevision Systems Corp., 8.625%, 9/15/17(2)	1,500,000	1,676,250
CCO Holdings LLC/CCO Holdings Capital Corp., 7.25%, 10/30/17	500,000	525,000
CCO Holdings LLC/CCO Holdings Capital Corp., 7.875%, 4/30/18(2)	2,000,000	2,135,000
CCO Holdings LLC/CCO Holdings Capital Corp., 7.00%, 1/15/19(2)	1,750,000	1,802,500

15

Principal Amount	Value
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15(1)	$1,129,000	$1,157,225
Cinemark USA, Inc., 8.625%, 6/15/19(2)	700,000	768,250
Clear Channel Communications, Inc., 10.75%, 8/1/16(2)	1,750,000	1,675,625
Clear Channel Communications, Inc., 9.00%, 3/1/21(1)	500,000	501,250
Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17(2)	100,000	109,750
Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17(2)	1,400,000	1,541,750
CSC Holdings LLC, 8.50%, 4/15/14(2)	1,000,000	1,126,250
DISH DBS Corp., 7.00%, 10/1/13(2)	1,000,000	1,085,000
DISH DBS Corp., 7.125%, 2/1/16(2)	1,000,000	1,072,500
Gray Television, Inc., 10.50%, 6/29/15(2)	500,000	534,375
Harland Clarke Holdings Corp., VRN, 6.00%, 5/15/11, resets quarterly off the 3-month LIBOR plus 4.75% with no caps(2)	250,000	226,562
Harland Clarke Holdings Corp., 9.50%, 5/15/15(2)	1,405,000	1,396,219
Interactive Data Corp., 10.25%, 8/1/18(1)	250,000	281,875
Interpublic Group of Cos., Inc. (The), 10.00%, 7/15/17(2)	250,000	298,750
Lamar Media Corp., 7.875%, 4/15/18(2)	300,000	323,250
McClatchy Co. (The), 11.50%, 2/15/17(2)	1,000,000	1,130,000
Mediacom Broadband LLC/Mediacom Broadband Corp., 8.50%, 10/15/15(2)	750,000	781,875
Mediacom LLC/Mediacom Capital Corp., 9.125%, 8/15/19(2)	750,000	806,250
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875%, 4/15/17(2)	1,200,000	1,305,000
Nielsen Finance LLC/Nielsen Finance Co., 11.50%, 5/1/16(2)	487,000	575,878
Salem Communications Corp., 9.625%, 12/15/16(2)	833,000	903,805
Sinclair Television Group, Inc., 9.25%, 11/1/17(1)(2)	950,000	1,064,000
Sinclair Television Group, Inc., 8.375%, 10/15/18(1)(2)	$1,000,000	$1,062,500
Sirius XM Radio, Inc., 8.75%, 4/1/15(1)(2)	1,900,000	2,147,000
Sirius XM Radio, Inc., 9.75%, 9/1/15(1)(2)	500,000	565,625
Univision Communications, Inc., 12.00%, 7/1/14(1)(2)	200,000	217,000
Univision Communications, Inc., 8.50%, 5/15/21(1)	1,600,000	1,664,000
UPCB Finance III Ltd., 6.625%, 7/1/20(1)(2)	1,000,000	985,000
Valassis Communications, Inc., 6.625%, 2/1/21(1)(2)	1,000,000	976,250
Videotron Ltee, 9.125%, 4/15/18(2)	1,000,000	1,127,500
Virgin Media Finance plc, 9.50%, 8/15/16(2)	1,200,000	1,371,000
Virgin Media Finance plc, 8.375%, 10/15/19(2)	1,150,000	1,299,500
Visant Corp., 10.00%, 10/1/17(2)	1,250,000	1,356,250
WMG Acquisition Corp., 9.50%, 6/15/16	2,000,000	2,125,000
		41,098,314
METALS & MINING — 1.3%
Aleris International, Inc., 7.625%, 2/15/18(1)(2)	700,000	705,250
FMG Resources Pty Ltd., 7.00%, 11/1/15(1)(2)	1,500,000	1,563,750
FMG Resources Pty Ltd., 6.875%, 2/1/18(1)(2)	1,000,000	1,047,500
Novelis, Inc., 8.375%, 12/15/17(1)(2)	1,000,000	1,087,500
Steel Dynamics, Inc., 7.625%, 3/15/20(2)	400,000	431,000
United States Steel Corp., 7.375%, 4/1/20(2)	500,000	526,250
		5,361,250
MULTILINE RETAIL — 0.6%
J.C. Penney Corp., Inc., 5.75%, 2/15/18(2)	500,000	506,250
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16(2)	1,250,000	1,350,000
Macy’s Retail Holdings, Inc., 6.375%, 3/15/37(2)	750,000	753,750
		2,610,000
OIL, GAS & CONSUMABLE FUELS — 7.9%
Arch Coal, Inc., 8.75%, 8/1/16(2)	500,000	561,250
Arch Coal, Inc., 7.25%, 10/1/20(2)	1,600,000	1,724,000

16

Principal Amount	Value
Bill Barrett Corp., 9.875%, 7/15/16(2)	$2,000,000	$2,260,000
Chesapeake Energy Corp., 7.625%, 7/15/13(2)	250,000	281,250
Chesapeake Energy Corp., 6.625%, 8/15/20(2)	1,500,000	1,605,000
Chesapeake Energy Corp., 6.125%, 2/15/21(2)	1,000,000	1,033,750
Cimarex Energy Co., 7.125%, 5/1/17(2)	750,000	795,937
Consol Energy, Inc., 8.00%, 4/1/17(2)	1,700,000	1,870,000
Denbury Resources, Inc., 8.25%, 2/15/20(2)	896,000	1,005,760
Denbury Resources, Inc., 6.375%, 8/15/21(2)	100,000	102,750
El Paso Corp., 6.875%, 6/15/14(2)	1,000,000	1,120,783
El Paso Corp., 7.25%, 6/1/18(2)	500,000	564,000
Encore Acquisition Co., 9.50%, 5/1/16(2)	750,000	849,375
Energy Transfer Equity LP, 7.50%, 10/15/20(2)	1,000,000	1,092,500
Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17(1)	500,000	536,250
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19(1)(2)	750,000	753,750
Forest Oil Corp., 8.50%, 2/15/14(2)	900,000	1,008,000
Inergy LP/Inergy Finance Corp., 7.00%, 10/1/18(1)(2)	1,000,000	1,045,000
Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 4/15/20(1)(2)	1,500,000	1,672,500
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/1/20(2)	750,000	772,500
MEG Energy Corp., 6.50%, 3/15/21(1)	500,000	508,750
OPTI Canada, Inc., 7.875%, 12/15/14(2)	890,000	475,037
Peabody Energy Corp., 7.375%, 11/1/16(2)	500,000	557,500
Peabody Energy Corp., 6.50%, 9/15/20(2)	100,000	107,750
Petrohawk Energy Corp., 7.875%, 6/1/15(2)	800,000	852,000
Pioneer Natural Resources Co., 6.65%, 3/15/17(2)	500,000	544,189
Plains Exploration & Production Co., 8.625%, 10/15/19(2)	1,000,000	1,117,500
Plains Exploration & Production Co., 6.625%, 5/1/21(2)	$1,000,000	$1,001,250
Sabine Pass LNG LP, 7.25%, 11/30/13(2)	1,550,000	1,592,625
Sabine Pass LNG LP, 7.50%, 11/30/16(2)	750,000	774,375
SandRidge Energy, Inc., 8.75%, 1/15/20(2)	1,250,000	1,368,750
Stone Energy Corp., 8.625%, 2/1/17(2)	750,000	785,625
Venoco, Inc., 8.875%, 2/15/19(1)(2)	1,450,000	1,451,813
		31,791,519
PAPER & FOREST PRODUCTS — 1.4%
Boise Cascade LLC, 7.125%, 10/15/14(2)	899,000	892,258
Domtar Corp., 9.50%, 8/1/16(2)	1,000,000	1,187,500
Georgia-Pacific LLC, 8.25%, 5/1/16(1)(2)	500,000	566,250
Georgia-Pacific LLC, 7.125%, 1/15/17(1)(2)	150,000	159,937
Georgia-Pacific LLC, 8.875%, 5/15/31(2)	1,000,000	1,212,500
NewPage Corp., 11.375%, 12/31/14	500,000	503,125
Verso Paper Holdings LLC/Verso Paper, Inc., 8.75%, 2/1/19(1)(2)	1,250,000	1,306,250
		5,827,820
PERSONAL PRODUCTS — 0.4%
Elizabeth Arden, Inc., 7.375%, 3/15/21(2)	1,500,000	1,573,125
PHARMACEUTICALS — 1.1%
Endo Pharmaceuticals Holdings, Inc., 7.00%, 12/15/20(1)(2)	950,000	986,813
Valeant Pharmaceuticals International, Inc., 6.875%, 12/1/18(1)(2)	1,000,000	985,000
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/21(1)	250,000	238,437
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/22(1)(2)	500,000	486,250
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 9/15/18(1)	1,500,000	1,578,750
		4,275,250

17

Principal Amount	Value
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.1%
Host Hotels & Resorts LP, 6.75%, 6/1/16(2)	$1,000,000	$1,036,250
Host Hotels & Resorts, Inc., 6.00%, 11/1/20(2)	115,000	113,563
iStar Financial, Inc., 5.95%, 10/15/13	750,000	718,125
Reckson Operating Partnership LP, 7.75%, 3/15/20(2)	750,000	842,830
Sabra Health Care LP/Sabra Capital Corp., 8.125%, 11/1/18(2)	1,500,000	1,590,000
		4,300,768
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.7%
CB Richard Ellis Services, Inc., 11.625%, 6/15/17(2)	800,000	948,000
CB Richard Ellis Services, Inc., 6.625%, 10/15/20(2)	800,000	828,000
Realogy Corp., 10.50%, 4/15/14(2)	1,000,000	1,020,000
		2,796,000
ROAD & RAIL — 1.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.625%, 3/15/18(2)	800,000	888,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.25%, 1/15/19(2)	1,000,000	1,052,500
Hertz Corp. (The), 7.375%, 1/15/21(1)	2,350,000	2,414,625
		4,355,125
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.7%
Advanced Micro Devices, Inc., 8.125%, 12/15/17(2)	450,000	470,250
Freescale Semiconductor, Inc., 8.875%, 12/15/14(2)	1,500,000	1,561,875
Freescale Semiconductor, Inc., 10.125%, 3/15/18(1)(2)	750,000	843,750
Freescale Semiconductor, Inc., 9.25%, 4/15/18(1)(2)	750,000	825,000
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co., 10.50%, 4/15/18(2)	1,000,000	1,122,500
MEMC Electronic Materials, Inc., 7.75%, 4/1/19(1)	1,000,000	1,028,750
NXP BV/NXP Funding LLC, 9.50%, 10/15/15(2)	250,000	266,250
NXP BV/NXP Funding LLC, 9.75%, 8/1/18(1)	500,000	562,500
		6,680,875
SPECIALTY RETAIL — 2.9%
Asbury Automotive Group, Inc., 7.625%, 3/15/17(2)	$250,000	$256,250
Asbury Automotive Group, Inc., 8.375%, 11/15/20(1)(2)	1,250,000	1,306,250
Burlington Coat Factory Warehouse Corp., 10.00%, 2/15/19(1)(2)	1,250,000	1,218,750
Giraffe Acquisition Corp., 9.125%, 12/1/18(1)(2)	1,000,000	975,000
Ltd. Brands, Inc., 6.90%, 7/15/17(2)	1,000,000	1,077,500
Ltd. Brands, Inc., 7.00%, 5/1/20	500,000	531,875
Ltd. Brands, Inc., 6.625%, 4/1/21(2)	250,000	256,875
Michaels Stores, Inc., 7.75%, 11/1/18(1)	1,500,000	1,537,500
Petco Animal Supplies, Inc., 9.25%, 12/1/18(1)	1,000,000	1,075,000
Sonic Automotive, Inc., 9.00%, 3/15/18(2)	250,000	266,875
Toys “R” Us Delaware, Inc., 7.375%, 9/1/16(1)(2)	200,000	210,500
Toys “R” Us Property Co. I LLC, 10.75%, 7/15/17	1,000,000	1,140,000
Toys “R” Us Property Co. II LLC, 8.50%, 12/1/17(2)	900,000	972,000
Toys “R” Us, Inc., 7.375%, 10/15/18(2)	1,000,000	1,007,500
		11,831,875
TEXTILES, APPAREL & LUXURY GOODS — 1.3%
American Achievement Corp., 10.875%, 4/15/16(1)(2)	1,000,000	987,500
Hanesbrands, Inc., VRN, 3.83%, 6/15/11, resets semiannually off the 6-month LIBOR plus 3.375% with no caps(2)	850,000	850,000
Hanesbrands, Inc., 8.00%, 12/15/16(2)	500,000	544,375
Hanesbrands, Inc., 6.375%, 12/15/20(2)	1,250,000	1,225,000
Phillips-Van Heusen Corp., 7.375%, 5/15/20(2)	200,000	212,500
Polymer Group, Inc., 7.75%, 2/1/19(1)(2)	1,360,000	1,409,300
		5,228,675
TRADING COMPANIES & DISTRIBUTORS — 1.1%
Ashtead Capital, Inc., 9.00%, 8/15/16(1)(2)	1,650,000	1,744,875
RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.50%, 12/1/14(2)	609,000	640,972

18

Principal Amount	Value
RSC Equipment Rental, Inc./RSC Holdings III LLC, 10.00%, 7/15/17(1)(2)	$250,000	$286,250
United Rentals (North America), Inc., 8.375%, 9/15/20	1,500,000	1,575,000
		4,247,097
WIRELESS TELECOMMUNICATION SERVICES — 3.1%
Buccaneer Merger Sub, Inc., 9.125%, 1/15/19(1)(2)	1,250,000	1,331,250
Clearwire Communicaitons LLC/Clearwire Finance, Inc., 12.00%, 12/1/15(1)(2)	1,000,000	1,085,000
Cricket Communications, Inc., 7.75%, 10/15/20(2)	1,500,000	1,515,000
Crown Castle International Corp., 9.00%, 1/15/15(2)	1,000,000	1,107,500
MetroPCS Wireless, Inc., 7.875%, 9/1/18(2)	1,000,000	1,075,000
MetroPCS Wireless, Inc., 6.625%, 11/15/20(2)	1,000,000	1,001,250
Nextel Communications, Inc., 6.875%, 10/31/13(2)	1,000,000	1,012,500
Nextel Communications, Inc., 7.375%, 8/1/15(2)	2,500,000	2,521,875
NII Capital Corp., 7.625%, 4/1/21(2)	500,000	513,750
SBA Telecommunications, Inc., 8.25%, 8/15/19(2)	1,000,000	1,110,000
		12,273,125
TOTAL CORPORATE BONDS (Cost $350,552,605)		376,575,499
Municipal Securities — 1.8%
California Educational Facilities Auth. Rev., Series 2009 A, (University of Southern California), 5.00%, 10/1/39(2)	510,000	499,004
California Educational Facilities Auth. Rev., Series 2009 B, (University of Southern California), 5.00%, 10/1/38(2)	260,000	254,860
Illinois GO, 5.88%, 3/1/19(2)	1,565,000	1,567,551
Illinois GO, (Taxable Pension), 5.10%, 6/1/33(2)	2,655,000	2,155,249
Metropolitan Atlanta Rapid Transit Auth. Rev., Series 2009 A, (Third Indenture), 5.00%, 7/1/39(2)	710,000	689,552

	Principal Amount/ Shares	Value
New York Municipal Water Finance Auth. Rev., Series 2011 GG, (Second General Resolution), 5.00%, 6/15/43(2)	$1,765,000	$735,953
Port Seattle Rev., Series 2010 B, (Intermediate Lien), 5.00%, 6/1/40(2)	410,000	380,915
Salt River Agricultural Improvement & Power District Rev., Series 2008 A, 5.00%, 1/1/38(2)	355,000	349,057
Salt River Agricultural Improvement & Power District Rev., Series 2009 A, 5.00%, 1/1/39(2)	155,000	152,136
Triborough Bridge & Tunnel Auth. Rev., Series 2008 C, 5.00%, 11/15/38(2)	390,000	378,889
TOTAL MUNICIPAL SECURITIES (Cost $7,193,706)		7,163,166
Common Stocks — 0.3%
BUILDING PRODUCTS(7)
Nortek, Inc.(6)	650	27,950
COMMERCIAL BANKS — 0.1%
CIT Group, Inc.(6)	9,111	387,673
HEALTH CARE PROVIDERS & SERVICES — 0.1%
Express Scripts, Inc.(6)	10,800	600,588
MEDIA — 0.1%
Charter Communications, Inc., Class A(6)	6,913	350,005
TOTAL COMMON STOCKS (Cost $2,016,409)		1,366,216
Preferred Stocks(7)
DIVERSIFIED FINANCIAL SERVICES(7)
Ally Financial, Inc., 7.00%(1) (Cost $164,281)	175	162,849
Temporary Cash Investments — 1.8%
Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 0.375%, 10/31/12, valued at $7,222,903), in a joint trading account at 0.06%, dated 3/31/11, due 4/1/11 (Delivery value $7,074,012) (Cost $7,074,000)		7,074,000
TOTAL INVESTMENT SECURITIES — 97.8% (Cost $367,001,001)		392,341,730
OTHER ASSETS AND LIABILITIES — 2.2%		8,925,540
TOTAL NET ASSETS — 100.0%		$401,267,270

19

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
63	U.S. Long Bond	June 2011	$7,571,813	$11,671

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
318	U.S. Treasury 2-Year Notes	June 2011	$69,363,750	$(25,583)

Swap Agreements
Notional Amount	Description of Agreement	Premiums Paid (Received)	Value
CREDIT DEFAULT — SELL PROTECTION
$1,000,000	Receive quarterly a fixed rate equal to 5.00% per annum multiplied by the notional amount and pay Bank of America N.A. upon each default event of Royal Caribbean Cruises Ltd., par value of the proportional notional amount of Royal Caribbean Cruises Ltd., 6.875%, 12/1/13. Expires September 2011.*	$24,267	$20,677
1,400,000	Receive quarterly a fixed rate equal to 5.00% per annum multiplied by the notional amount and pay Barclays Bank plc upon each default event of Community Health Systems, Inc., par value of the proportional notional amount of Community Health Systems, Inc., 8.88%, 7/15/15. Expires December 2012.*	99,285	80,097
1,740,000	Receive quarterly a fixed rate equal to 5.00% per annum multiplied by the notional amount and pay Barclays Bank plc upon each default event of one of the issues of CDX North America High Yield 11 Index, par value of the proportional notional amount. Expires December 2013.*	(215,289)	105,143
6,000,000	Receive quarterly a fixed rate equal to 5.00% per annum multiplied by the notional amount and pay Bank of America N.A. upon each default event of one of the issues of CDX North America High Yield 14 Index, par value of the proportional notional amount. Expires June 2015.*	(161,780)	290,022
		$(253,517)	$495,939

*
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.

The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity’s credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

20

Notes to Schedule of Investments

CDX = Credit Derivative Indexes

ETF = Exchange-Traded Fund

GO = General Obligation

LIBOR = London Interbank Offered Rate

OJSC = Open Joint Stock Company

PIK = Payment in Kind

resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $120,498,862, which represented 30.0% of total net assets. None of these securities were considered illiquid.

(2)	Security, or a portion thereof, has been segregated for when-issued securities, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $90,084,000.

(3)	When-issued security.

(4)
Perpetual security. These securities do not have a predetermined maturity date. The coupon rates are fixed for a period of time and may be structured to adjust thereafter. Interest reset or next call date is indicated, as applicable.

(5)	Security is in default

(6)	Non-income producing.

(7)	Category is less than 0.05% of total net assets.

See Notes to Financial Statements.

21

Statement of Assets and Liabilities

MARCH 31, 2011
Assets
Investment securities, at value (cost of $367,001,001)	$392,341,730
Deposits with broker for futures contracts	265,425
Receivable for investments sold	3,197,744
Receivable for capital shares sold	1,812,064
Swap agreements, at value (including net premiums paid (received) of $(253,517))	495,939
Dividends and interest receivable	7,881,998
405,994,900

Liabilities
Disbursements in excess of demand deposit cash	34,778
Payable for investments purchased	2,995,625
Payable for capital shares redeemed	1,203,106
Payable for variation margin on futures contracts	19,875
Accrued management fees	250,213
Distribution and service fees payable	27,786
Dividends payable	196,247
4,727,630

Net Assets	$401,267,270

Net Assets Consist of:
Capital paid in	$369,714,248
Accumulated net investment loss	(21,999)
Undistributed net realized gain	5,498,748
Net unrealized appreciation	26,076,273
$401,267,270

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$188,917,694	30,421,714	$6.21
Institutional Class	$144,593,537	23,284,270	$6.21
A Class	$45,285,056	7,292,443	$6.21	*
B Class	$1,408,152	226,740	$6.21
C Class	$19,095,578	3,074,892	$6.21
R Class	$1,967,253	316,709	$6.21
*Maximum offering price $6.50 (net asset value divided by 0.955)

See Notes to Financial Statements.

22

Statement of Operations

YEAR ENDED MARCH 31, 2011
Investment Income (Loss)
Income:
Interest	$26,861,844
Dividends	612,212
27,474,056

Expenses:
Management fees	2,602,757
Distribution and service fees:
A Class	93,562
B Class	14,032
C Class	164,649
R Class	8,348
Trustees’ fees and expenses	11,282
Other expenses	13,010
2,907,640
Fees waived	(223,792)
2,683,848

Net investment income (loss)	24,790,208

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	12,278,448
Futures contract transactions	108,043
Swap agreement transactions	458,930
12,845,421

Change in net unrealized appreciation (depreciation) on:
Investments	4,046,875
Futures contracts	(345)
Swap agreements	436,502
4,483,032

Net realized and unrealized gain (loss)	17,328,453

Net Increase (Decrease) in Net Assets Resulting from Operations	$42,118,661

See Notes to Financial Statements.

23

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2011 AND MARCH 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$24,790,208	$16,630,807
Net realized gain (loss)	12,845,421	2,966,686
Change in net unrealized appreciation (depreciation)	4,483,032	36,025,101
Net increase (decrease) in net assets resulting from operations	42,118,661	55,622,594

Distributions to Shareholders
From net investment income:
Investor Class	(12,416,949)	(8,533,560)
Institutional Class	(8,767,272)	(5,237,585)
A Class	(2,769,362)	(2,134,473)
B Class	(93,849)	(100,052)
C Class	(1,095,469)	(716,207)
R Class	(118,876)	(55,249)
Decrease in net assets from distributions	(25,261,777)	(16,777,126)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	116,692,330	98,089,652

Net increase (decrease) in net assets	133,549,214	136,935,120

Net Assets
Beginning of period	267,718,056	130,782,936
End of period	$401,267,270	$267,718,056

Accumulated net investment loss	$(21,999)	$(172)

See Notes to Financial Statements.

24

Notes to Financial Statements

MARCH 31, 2011

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. High-Yield Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek high current income by investing in high-yield corporate bonds and other debt securities. As a secondary objective, the fund seeks capital appreciation, but only when consistent with its primary objective of maximizing current income. The fund pursues its objectives by investing primarily in lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yields.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers.

25

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Exchange-Traded Funds — The fund may invest in exchange-traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

26

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.5425% to 0.6600%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. From April 1, 2010 through July 31, 2010, the investment advisor voluntarily agreed to waive 0.100% of its management fee. Effective August 1, 2010, the investment advisor voluntarily agreed to waive 0.055% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2011, and cannot terminate it without consulting the Board of Trustees. The total amount of the waiver for each class for the year ended March 31, 2011 was $109,471, $75,515, $25,479, $986, $11,238 and $1,103 for the Investor Class, Institutional Class, A Class, B Class, C Class and R Class, respectively. The effective annual management fee before waiver for each class for the year ended March 31, 2011 was 0.85% for the Investor Class, A Class, B Class, C Class and R Class and 0.65% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended March 31, 2011 was 0.78% for the Investor Class, A Class, B Class, C Class and R Class and 0.58% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2011 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

27

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC. Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP) own, in aggregate, 41% of the shares of the fund. ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2011, were $234,647,721 and $119,079,127, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2011		Year ended March 31, 2010
	Shares	Amount	Shares	Amount
Investor Class
Sold	33,026,571	$198,409,318	18,402,496	$101,221,197
Issued in reinvestment of distributions	1,897,094	11,470,227	1,051,534	5,889,573
Redeemed	(26,329,267)	(158,703,980)	(12,664,961)	(69,443,513)
	8,594,398	51,175,565	6,789,069	37,667,257
Institutional Class
Sold	8,602,118	52,099,980	7,160,948	40,109,309
Issued in reinvestment of distributions	1,450,014	8,767,183	184,830	1,066,450
Redeemed	(1,736,003)	(10,506,783)	(723,432)	(3,897,506)
	8,316,129	50,360,380	6,622,346	37,278,253
A Class
Sold	3,519,858	21,292,789	4,000,383	21,935,985
Issued in reinvestment of distributions	397,756	2,401,495	330,787	1,855,974
Redeemed	(2,328,235)	(14,009,852)	(1,846,010)	(10,255,121)
	1,589,379	9,684,432	2,485,160	13,536,838
B Class
Sold	37,040	224,940	70,212	381,411
Issued in reinvestment of distributions	11,226	67,674	11,197	62,200
Redeemed	(71,291)	(428,709)	(81,576)	(439,285)
	(23,025)	(136,095)	(167)	4,326
C Class
Sold	1,503,157	9,098,682	2,034,825	11,017,513
Issued in reinvestment of distributions	100,291	605,553	68,926	388,092
Redeemed	(823,446)	(4,952,051)	(465,538)	(2,622,122)
	780,002	4,752,184	1,638,213	8,783,483
R Class
Sold	248,695	1,496,440	203,834	1,096,092
Issued in reinvestment of distributions	19,334	116,983	9,743	55,107
Redeemed	(124,316)	(757,559)	(58,753)	(331,704)
	143,713	855,864	154,824	819,495
Net increase (decrease)	19,400,596	$116,692,330	17,689,445	$98,089,652

28

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Corporate Bonds	$10,308,716	$366,266,783	—
Municipal Securities	—	7,163,166	—
Common Stocks	1,366,216	—	—
Preferred Stocks	—	162,849	—
Temporary Cash Investments	—	7,074,000	—
Total Value of Investment Securities	$11,674,932	$380,666,798	—

Other Financial Instruments
Futures Contracts	$(13,912)	—	—
Swap Agreements	—	$749,456	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$(13,912)	$749,456	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

29

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of March 31, 2011
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$495,939	Swap agreements	—
Interest Rate Risk	Receivable for variation margin on futures contracts	—	Payable for variation margin on futures contracts	$19,875
		$495,939		$19,875

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2011
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$458,930	Change in net unrealized appreciation (depreciation) on swap agreements	$436,502
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	108,043	Change in net unrealized appreciation (depreciation) on futures contracts	(345)
		$566,973		$436,157

8. Risk Factors

The fund invests primarily in lower-rated debt securities, which are subject to substantial risks including price volatility, liquidity risk, and default risk.

30

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$25,261,777	$16,777,126
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$366,995,617
Gross tax appreciation of investments	$27,762,628
Gross tax depreciation of investments	(2,416,515)
Net tax appreciation (depreciation) of investments	$25,346,113
Net tax appreciation (depreciation) on derivatives	$727,457
Net tax appreciation (depreciation)	$26,073,570
Undistributed ordinary income	—
Accumulated long-term gains	$5,479,452

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, return of capital dividends received and the realization for tax purposes of unrealized gains (losses) on futures contracts.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.

31

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$5.92	$4.75	$5.97	$6.48	$6.38
Income From Investment Operations
Net Investment Income (Loss)	0.45 (1)	0.46 (1)	0.40 (1)	0.42	0.42
Net Realized and Unrealized Gain (Loss)	0.30	1.17	(1.17)	(0.51)	0.10
Total From Investment Operations	0.75	1.63	(0.77)	(0.09)	0.52
Distributions
From Net Investment Income	(0.46)	(0.46)	(0.45)	(0.42)	(0.42)
Net Asset Value, End of Period	$6.21	$5.92	$4.75	$5.97	$6.48

Total Return(2)	13.23%	35.43%	(13.36)%	(1.41)%	8.54%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.79%	0.77%	0.80%	0.80%	0.79%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.86%	0.86%	0.87%	0.87%	0.87%
Ratio of Net Investment Income (Loss) to Average Net Assets	7.49%	8.36%	7.66%	6.87%	6.69%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	7.42%	8.27%	7.59%	6.80%	6.61%
Portfolio Turnover Rate	39%	36%	33%	40%	45%
Net Assets, End of Period (in thousands)	$188,918	$129,231	$71,445	$51,375	$51,717

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

32

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$5.92	$4.75	$5.97	$6.48	$6.38
Income From Investment Operations
Net Investment Income (Loss)	0.46 (1)	0.48 (1)	0.41 (1)	0.44	0.44
Net Realized and Unrealized Gain (Loss)	0.30	1.16	(1.17)	(0.51)	0.10
Total From Investment Operations	0.76	1.64	(0.76)	(0.07)	0.54
Distributions
From Net Investment Income	(0.47)	(0.47)	(0.46)	(0.44)	(0.44)
Net Asset Value, End of Period	$6.21	$5.92	$4.75	$5.97	$6.48

Total Return(2)	13.46%	35.70%	(13.19)%	(1.21)%	8.76%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.59%	0.57%	0.60%	0.60%	0.59%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.66%	0.66%	0.67%	0.67%	0.67%
Ratio of Net Investment Income (Loss) to Average Net Assets	7.69%	8.56%	7.86%	7.07%	6.89%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	7.62%	8.47%	7.79%	7.00%	6.81%
Portfolio Turnover Rate	39%	36%	33%	40%	45%
Net Assets, End of Period (in thousands)	$144,594	$88,626	$39,655	$24,795	$18,177

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

33

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$5.92	$4.75	$5.97	$6.48	$6.38
Income From Investment Operations
Net Investment Income (Loss)	0.44 (2)	0.45 (2)	0.39 (2)	0.41	0.41
Net Realized and Unrealized Gain (Loss)	0.30	1.17	(1.17)	(0.51)	0.10
Total From Investment Operations	0.74	1.62	(0.78)	(0.10)	0.51
Distributions
From Net Investment Income	(0.45)	(0.45)	(0.44)	(0.41)	(0.41)
Net Asset Value, End of Period	$6.21	$5.92	$4.75	$5.97	$6.48

Total Return(3)	12.95%	35.10%	(13.57)%	(1.65)%	8.27%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.04%	1.02%	1.05%	1.05%	1.04%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	1.11%	1.11%	1.12%	1.12%	1.12%
Ratio of Net Investment Income (Loss) to Average Net Assets	7.24%	8.11%	7.41%	6.62%	6.44%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	7.17%	8.02%	7.34%	6.55%	6.36%
Portfolio Turnover Rate	39%	36%	33%	40%	45%
Net Assets, End of Period (in thousands)	$45,285	$33,769	$15,289	$8,275	$900

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

34

B Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$5.92	$4.75	$5.97	$6.48	$6.38
Income From Investment Operations
Net Investment Income (Loss)	0.39 (1)	0.40 (1)	0.36 (1)	0.36	0.36
Net Realized and Unrealized Gain (Loss)	0.30	1.18	(1.18)	(0.51)	0.10
Total From Investment Operations	0.69	1.58	(0.82)	(0.15)	0.46
Distributions
From Net Investment Income	(0.40)	(0.41)	(0.40)	(0.36)	(0.36)
Net Asset Value, End of Period	$6.21	$5.92	$4.75	$5.97	$6.48

Total Return(2)	12.12%	34.12%	(14.22)%	(2.39)%	7.47%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.79%	1.77%	1.80%	1.80%	1.79%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	1.86%	1.86%	1.87%	1.87%	1.87%
Ratio of Net Investment Income (Loss) to Average Net Assets	6.49%	7.36%	6.66%	5.87%	5.69%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	6.42%	7.27%	6.59%	5.80%	5.61%
Portfolio Turnover Rate	39%	36%	33%	40%	45%
Net Assets, End of Period (in thousands)	$1,408	$1,479	$1,187	$1,119	$1,358

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

35

C Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$5.92	$4.75	$5.97	$6.48	$6.38
Income From Investment Operations
Net Investment Income (Loss)	0.39 (1)	0.41 (1)	0.35 (1)	0.36	0.36
Net Realized and Unrealized Gain (Loss)	0.30	1.17	(1.17)	(0.51)	0.10
Total From Investment Operations	0.69	1.58	(0.82)	(0.15)	0.46
Distributions
From Net Investment Income	(0.40)	(0.41)	(0.40)	(0.36)	(0.36)
Net Asset Value, End of Period	$6.21	$5.92	$4.75	$5.97	$6.48

Total Return(2)	12.12%	34.11%	(14.22)%	(2.39)%	7.46%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.79%	1.77%	1.80%	1.80%	1.79%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	1.86%	1.86%	1.87%	1.87%	1.87%
Ratio of Net Investment Income (Loss) to Average Net Assets	6.49%	7.36%	6.66%	5.87%	5.69%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	6.42%	7.27%	6.59%	5.80%	5.61%
Portfolio Turnover Rate	39%	36%	33%	40%	45%
Net Assets, End of Period (in thousands)	$19,096	$13,589	$3,120	$1,678	$2,002

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

36

R Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$5.92	$4.75	$5.97	$6.48	$6.38
Income From Investment Operations
Net Investment Income (Loss)	0.42 (1)	0.45 (1)	0.37 (1)	0.39	0.39
Net Realized and Unrealized Gain (Loss)	0.30	1.16	(1.16)	(0.51)	0.10
Total From Investment Operations	0.72	1.61	(0.79)	(0.12)	0.49
Distributions
From Net Investment Income	(0.43)	(0.44)	(0.43)	(0.39)	(0.39)
Net Asset Value, End of Period	$6.21	$5.92	$4.75	$5.97	$6.48

Total Return(2)	12.67%	34.77%	(13.79)%	(1.90)%	8.00%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.29%	1.27%	1.30%	1.30%	1.29%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	1.36%	1.36%	1.37%	1.37%	1.37%
Ratio of Net Investment Income (Loss) to Average Net Assets	6.99%	7.86%	7.16%	6.37%	6.19%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	6.92%	7.77%	7.09%	6.30%	6.11%
Portfolio Turnover Rate	39%	36%	33%	40%	45%
Net Assets, End of Period (in thousands)	$1,967	$1,025	$86	$27	$28

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

37

Financial Highlights

To the Trustees of the American Century Investment Trust and
Shareholders of the High-Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the High-Yield Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 19, 2011

38

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century Investment Trust (the proposal was voted on by all shareholders of funds issued by American Century Investment Trust):

Frederick L.A. Grauer	For:	6,489,609,552
	Withhold:	205,862,380
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	102,295,998
	Against:	1,428,631
	Abstain:	8,885,394
	Broker Non-Vote:	38,078,027

Institutional Class	For:	84,818,185
	Against:	0
	Abstain:	11,637
	Broker Non-Vote:	457,269

39

Management

The Board of Trustees

The individuals listed below serve as trustees of the fund. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee, other than Mr. Thomas, is 1665 Charleston Road,
Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.
Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (2004 to 2006)	40	None
John Freidenrich (1937)	Trustee	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	40	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	40	None

40

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	40	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	40	Cadence Design Systems; Exponent; Financial Engines; Watson Wyatt Worldwide (2002 to 2006)

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	104	None

41

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Officers
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

42

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

43

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2011.

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-71452   1105

ANNUAL REPORT           MARCH 31, 2011

Inflation Protection Bond Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	21
Statement of Operations	22
Statement of Changes in Net Assets	23
Notes to Financial Statements	24
Financial Highlights	32
Report of Independent Registered Public Accounting Firm	38
Proxy Voting Results	39
Management	40
Additional Information	43

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Investment Performance and Macroeconomic Update

Investment performance tables turned dramatically since our semiannual report for the six months ended September 30, 2010. That report chronicled an uneven period for economic growth and financial market performance that produced generally higher returns for U.S. bonds than for U.S. stocks. For the subsequent six months ended March 31, 2011, broad U.S. stock indices significantly outperformed their bond counterparts as monetary and fiscal intervention in 2010 fueled investor optimism about economic and financial market conditions in 2011 and 2012. The S&P 500 Index (representing U.S. stocks) and the Barclays Capital U.S. Aggregate Bond Index returned 17.31% and -0.88%, respectively, during those final six months.

In the second half of 2010, the U.S. Federal Reserve launched its second round of quantitative easing (QE2), a form of monetary intervention involving the purchase of U.S. government securities to increase the money supply and encourage investors to purchase potentially higher-risk/higher-return assets, such as stocks. Small-cap growth stocks benefited most from the resulting rally. But besides boosting stock prices, QE2 also helped fuel inflation fears. The benchmark 10-year U.S. Treasury note suffered a -5.92% total return from September 30, 2010, to March 31, 2011, as its yield jumped from 2.51% to 3.47%.

These developments over the more-recent six months are incorporated in the broader, enclosed 12-month Market Perspective and Portfolio Commentary from the portfolio management team. Our experts will continue to diligently apply their knowledge and skills as they make daily investment decisions for you.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic Uncertainty Gave Way to Economic Optimism

Bonds generated solid returns for the 12 months ended March 31, 2011—a period characterized by mixed economic data and changing investor sentiment. Early in the period, a slowdown in the pace of economic growth, combined with lingering high unemployment, the European sovereign debt crisis, and mounting deflationary signals, stoked fears of a double-dip recession. This backdrop fueled demand for Treasuries and other “safe haven” investments.

Dissatisfied with the slow pace of economic growth and the lingering high jobless rate, the Federal Reserve (the Fed) kept its federal funds rate target near zero and, in late 2010, announced a second round of quantitative easing, dubbed “QE2” (the Fed’s government-securities purchase program designed to expand the money supply). This action, combined with improving economic data and the extension of prevailing federal income tax rates, sparked a fresh round of economic optimism and “risk-taking” by investors. At the same time, inflationary pressures began brewing, primarily due to better economic forecasts combined with soaring prices for oil and other commodities.

Demand for Yield, Inflation Protection Drove Performance

Treasury yields declined across all maturities, yet the slope of the yield curve (between two and 30 years) remained relatively unchanged. The generally low interest rate environment prompted investors to maintain a healthy appetite for yield. This led to strong, broad-benchmark-beating performance from investment-grade and high-yield corporate bonds, which also benefited from solid corporate fundamentals and low default rates. Longer-term nominal Treasuries also outperformed the broad bond market in this rate environment, but they lagged their inflation-indexed counterparts. Concerns about rising inflation pushed TIPS (Treasury inflation-protected securities) to the top of the investment-grade fixed-income performance hierarchy for the 12-month period.

Government agency mortgage-backed securities (MBS) posted positive returns for the period, but they lagged the broader market. Valuations in the sector remained tight relative to Treasuries, giving investors little incentive to take on additional risk. Meanwhile, cash returns were essentially flat throughout the period, reflecting the Fed’s near-zero interest rate policy.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2011
Barclays Capital U.S. Bond Market Indices		Barclays Capital U.S. Treasury Bellwethers
Corporate High-Yield	14.31%	3-Month Bill	0.19%
Treasury Inflation Protected Securities (TIPS)	7.91%	2-Year Note	1.64%
Corporate (investment-grade)	7.46%	10-Year Note	6.55%
Aggregate (multi-sector)	5.12%	30-Year Bond	6.91%
Treasury	4.53%
MBS (mortgage-backed securities)	4.37%

3

Performance

Total Returns as of March 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	APOIX	7.16%(1)	6.01%(1)	4.75%	5/31/05
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index	—	7.91%	6.25%	5.02%	—
Institutional Class(1)	APISX	7.45%	6.33%	5.04%	5/31/05
A Class(1) No sales charge* With sales charge*	APOAX	6.93% 2.16%	5.79% 4.81%	4.52% 3.70%	5/31/05
B Class(1) No sales charge* With sales charge*	APOBX	6.17% 2.17%	4.98% 4.82%	3.74% 3.59%	5/31/05
C Class(1)	APOCX	6.16%	5.05%	3.78%	5/31/05
R Class	APORX	6.60%(1)	5.53%(1)	4.27%	5/31/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index does not.

4

Growth of $10,000 Over Life of Class
$10,000 investment made May 31, 2005

*	From 5/31/05, the Investor Class’s inception date. Not annualized.

**	Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
0.58%	0.38%	0.83%	1.58%	1.58%	1.08%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index does not.

5

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, and Jim Platz

Performance Summary

Inflation Protection Bond returned 7.16%* for the 12 months ended March 31, 2011. By comparison, the fund’s benchmark, the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index, returned 7.91%. See page 4 for additional performance comparisons. Fund returns reflect operating expenses, while index returns do not.

TIPS posted solid returns for the 12-month period, outperforming their nominal Treasury counterparts and all other U.S. investment-grade fixed-income sectors. In the first half of the period, the growing likelihood of the Federal Reserve (the Fed) launching a second round of quantitative easing (which it ultimately did in December 2010), combined with relatively slow growth and an overall aura of economic uncertainty, helped keep Treasuries, including TIPS, in favor. In the final months of the period, soaring commodity prices helped usher in mounting inflation fears, which boosted TIPS performance. The portfolio’s lagging results relative to the benchmark were due primarily to portfolio-only weightings in investment-grade spread (non-Treasury) sectors, which lagged TIPS during the period.

Commodity Price Hikes Pushed Inflation Upward

Political unrest in several oil-producing nations sent oil prices soaring during the period, with Brent crude jumping more than 29%. Similarly, WTI crude futures increased from $84 a barrel at the end of March 2010 to $107 a barrel a year later. Prices for gold and other commodities also skyrocketed, pushing the return on the S&P Goldman Sachs Commodities Index, a measure of price movements in the global commodities markets, up 22.73%.

Accordingly, headline inflation, based on the year-to-year change in the Consumer Price Index (CPI), increased 2.7% as of March 31, 2011, marking the largest gain since December 2009. The year-to-year change in core inflation, which excludes food and energy prices, was only 1.2% for the 12-month period.

At the same time, expectations for higher long-term inflation were mounting. The yield difference (or breakeven rate) between 10-year TIPS and nominal 10-year Treasuries rose from 2.26 percentage points at the end of March 2010 to 2.49 percentage points at the end of March 2011. The 10-year breakeven rate equals the market’s expectations for inflation for the next 10 years and reflects the inflation rate required for TIPS to outperform nominal Treasuries during that period.

*	All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the management fee had not been waived.

6

Portfolio Strategy

We continued to invest the majority of the portfolio in TIPS (82% as of March 31, 2011), while investing the remainder in spread sectors—primarily corporate, mortgage, municipal and non-U.S.-dollar inflation-linked bonds. A small allocation to high-yield bonds was beneficial to relative performance, as high-yield bonds sharply outperformed TIPS and all other fixed-income sectors during the period. The portfolio’s investment-grade spread sector exposure underperformed TIPS, thereby detracting from performance relative to the all-TIPS benchmark.

In an effort to maintain maximum inflation protection without investing further in TIPS, we used inflation “swaps” to synthetically create an inflation-linked “overlay” for the non-inflation-linked spread securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). All swaps bear counterparty credit risk, but we apply stringent controls and oversight with regard to this risk. The portfolio’s swaps underperformed during the period, primarily because we used investment-grade corporate securities as the counterparts to the swap agreements.

We also positioned the portfolio for a flattening of the nominal Treasury yield curve (the graphic representation of Treasury yields). The slope of the curve remained relatively unchanged for the year, so this strategy had a neutral impact on performance. Longer term—potentially after the Fed ends its quantitative easing program in June—we believe the curve will likely flatten, due to short-term rates rising at a greater pace than long-term rates.

Outlook

We believe core inflation has bottomed and headline inflation likely will be higher during the next three to five years than it’s been during the past five years. Contained overall inflation (CPI) of 2%-4% is our most probable scenario, but there’s an almost equally high likelihood, in our view, that monetary expansion and global wage and commodity-price pressures could push CPI beyond that level. This outlook strongly supports maintaining an allocation to inflation-hedging strategies, including TIPS, in investment portfolios.

7

Fund Characteristics

MARCH 31, 2011
Portfolio at a Glance
Average Duration (effective)	6.2 years
Weighted Average Life	9.3 years

30-Day SEC Yields(1)
Investor Class	5.00%
Institutional Class	5.20%
A Class	4.54%
B Class	4.00%
C Class	4.00%
R Class	4.50%

(1)	Yields would have been lower if a portion of the management fee had not been waived.

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	81.6%
Corporate Bonds	9.9%
Collateralized Mortgage Obligations	3.7%
Commercial Mortgage-Backed Securities	2.5%
Municipal Securities	0.9%
Sovereign Governments & Agencies	0.2%
Temporary Cash Investments	0.7%
Other Assets and Liabilities	0.5%

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2010 to March 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11		Expenses Paid During Period(1) 10/1/10 - 3/31/11	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,008.60		$2.45	0.49%
Investor Class (before waiver)	$1,000	$1,008.60	(2)	$2.90	0.58%
Institutional Class (after waiver)	$1,000	$1,009.20		$1.45	0.29%
Institutional Class (before waiver)	$1,000	$1,009.20	(2)	$1.90	0.38%
A Class (after waiver)	$1,000	$1,006.70		$3.70	0.74%
A Class (before waiver)	$1,000	$1,006.70	(2)	$4.15	0.83%
B Class (after waiver)	$1,000	$1,002.90		$7.44	1.49%
B Class (before waiver)	$1,000	$1,002.90	(2)	$7.89	1.58%
C Class (after waiver)	$1,000	$1,003.80		$7.44	1.49%
C Class (before waiver)	$1,000	$1,003.80	(2)	$7.89	1.58%
R Class (after waiver)	$1,000	$1,005.60		$4.95	0.99%
R Class (before waiver)	$1,000	$1,005.60	(2)	$5.40	1.08%
Hypothetical
Investor Class (after waiver)	$1,000	$1,022.49		$2.47	0.49%
Investor Class (before waiver)	$1,000	$1,022.04		$2.92	0.58%
Institutional Class (after waiver)	$1,000	$1,023.49		$1.46	0.29%
Institutional Class (before waiver)	$1,000	$1,023.04		$1.92	0.38%
A Class (after waiver)	$1,000	$1,021.24		$3.73	0.74%
A Class (before waiver)	$1,000	$1,020.79		$4.18	0.83%
B Class (after waiver)	$1,000	$1,017.50		$7.49	1.49%
B Class (before waiver)	$1,000	$1,017.05		$7.95	1.58%
C Class (after waiver)	$1,000	$1,017.50		$7.49	1.49%
C Class (before waiver)	$1,000	$1,017.05		$7.95	1.58%
R Class (after waiver)	$1,000	$1,020.00		$4.99	0.99%
R Class (before waiver)	$1,000	$1,019.55		$5.44	1.08%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

10

Schedule of Investments

MARCH 31, 2011

Principal Amount	Value
U.S. Treasury Securities — 81.6%
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25(1)	$27,325,603	$30,707,146
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26(1)	23,189,804	24,771,418
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27(1)	12,301,718	13,701,998
U.S. Treasury Inflation Indexed Bonds, 1.75%, 1/15/28(1)	10,643,400	10,857,928
U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28(1)	17,910,355	23,122,555
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29(1)	11,665,627	13,228,635
U.S. Treasury Inflation Indexed Bonds, 3.875%, 4/15/29(1)	21,514,137	28,817,175
U.S. Treasury Inflation Indexed Bonds, 3.375%, 4/15/32(1)	4,361,025	5,620,952
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40(1)	13,296,515	14,096,380
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41(1)	6,838,284	7,251,788
U.S. Treasury Inflation Indexed Notes, 3.00%, 7/15/12(1)	4,899,280	5,250,269
U.S. Treasury Inflation Indexed Notes, 0.625%, 4/15/13(1)	14,742,885	15,435,108
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/13(1)	8,603,184	9,306,898
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/14(1)	17,698,973	19,289,119
U.S. Treasury Inflation Indexed Notes, 1.25%, 4/15/14(1)	19,667,151	21,022,336
U.S. Treasury Inflation Indexed Notes, 2.00%, 7/15/14(1)	17,290,988	18,978,208
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/15(1)	18,568,613	20,130,995
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/15(1)	17,224,590	17,881,277
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/15(1)	$14,322,330	$15,757,914
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/16(1)	13,869,500	15,317,129
U.S. Treasury Inflation Indexed Notes, 2.50%, 7/15/16(1)	14,144,486	16,059,522
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/17(1)	16,899,164	19,052,490
U.S. Treasury Inflation Indexed Notes, 2.625%, 7/15/17(1)	10,970,932	12,599,435
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/18(1)	10,695,960	11,563,338
U.S. Treasury Inflation Indexed Notes, 1.375%, 7/15/18(1)	7,353,000	7,828,651
U.S. Treasury Inflation Indexed Notes, 2.125%, 1/15/19(1)	12,001,041	13,389,597
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/19(1)	10,375,884	11,381,857
U.S. Treasury Inflation Indexed Notes, 1.375%, 1/15/20(1)	12,017,002	12,600,956
U.S. Treasury Inflation Indexed Notes, 1.25%, 7/15/20(1)	15,096,510	15,587,147
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21(1)	12,886,016	13,072,258
U.S. Treasury Notes, 3.625%, 2/15/21(1)	5,700,000	5,773,923
TOTAL U.S. TREASURY SECURITIES (Cost $446,420,832)		469,454,402
Corporate Bonds — 9.9%
AEROSPACE & DEFENSE — 0.1%
L-3 Communications Corp., 6.375%, 10/15/15(1)	350,000	362,250
L-3 Communications Corp., 5.20%, 10/15/19(1)	200,000	208,742
		570,992
AUTO COMPONENTS(2)
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16(1)	200,000	206,500
AUTOMOBILES — 0.1%
Ford Motor Credit Co. LLC, 7.50%, 8/1/12	330,000	351,859

11

Principal Amount	Value
BEVERAGES — 0.3%
Anheuser-Busch InBev Worldwide, Inc., 6.875%, 11/15/19	$530,000	$626,275
Anheuser-Busch InBev Worldwide, Inc., 5.375%, 1/15/20(1)	620,000	665,681
Coca-Cola Co. (The), 3.625%, 3/15/14(1)	240,000	254,182
		1,546,138
CAPITAL MARKETS — 0.4%
Credit Suisse (New York), 5.50%, 5/1/14(1)	390,000	427,421
Credit Suisse (New York), 5.30%, 8/13/19(1)	360,000	378,550
Credit Suisse AG, 5.40%, 1/14/20(1)	130,000	131,342
Goldman Sachs Group, Inc. (The), 7.50%, 2/15/19(1)	380,000	441,504
Goldman Sachs Group, Inc. (The), 5.375%, 3/15/20(1)	270,000	274,237
Jefferies Group, Inc., 8.50%, 7/15/19(1)	80,000	94,405
Morgan Stanley, 4.20%, 11/20/14(1)	400,000	412,853
Morgan Stanley, 7.30%, 5/13/19(1)	330,000	371,285
		2,531,597
CHEMICALS — 0.3%
CF Industries, Inc., 6.875%, 5/1/18	865,000	973,125
Dow Chemical Co. (The), 4.85%, 8/15/12(1)	160,000	167,599
Dow Chemical Co. (The), 2.50%, 2/15/16(1)	540,000	520,026
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	200,000	212,500
		1,873,250
COMMERCIAL BANKS — 0.1%
Fifth Third Bancorp., 6.25%, 5/1/13(1)	300,000	325,383
PNC Funding Corp., 3.625%, 2/8/15(1)	140,000	144,675
		470,058
COMMERCIAL SERVICES & SUPPLIES — 0.1%
Corrections Corp. of America, 7.75%, 6/1/17(1)	400,000	436,500
COMMUNICATIONS EQUIPMENT(2)
Cisco Systems, Inc., 5.90%, 2/15/39(1)	225,000	234,285
CONSUMER FINANCE — 0.1%
Capital One Bank USA N.A., 8.80%, 7/15/19(1)	$330,000	$415,057
SLM Corp., 5.00%, 10/1/13(1)	430,000	444,964
		860,021
CONTAINERS & PACKAGING — 0.1%
Ball Corp., 6.75%, 9/15/20(1)	340,000	357,000
DIVERSIFIED FINANCIAL SERVICES — 0.3%
Ally Financial, Inc., 8.30%, 2/12/15(1)	450,000	494,438
Arch Western Finance LLC, 6.75%, 7/1/13(1)	255,000	258,825
Bank of America Corp., 6.50%, 8/1/16(1)	500,000	553,105
Citigroup, Inc., 6.01%, 1/15/15(1)	650,000	710,233
		2,016,601
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.9%
AT&T, Inc., 6.70%, 11/15/13(1)	180,000	202,557
AT&T, Inc., 6.55%, 2/15/39(1)	420,000	438,826
British Telecommunications plc, 5.95%, 1/15/18(1)	250,000	275,943
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18(1)	160,000	205,679
CenturyLink, Inc., 7.875%, 8/15/12(1)	520,000	557,390
Deutsche Telekom International Finance BV, 6.75%, 8/20/18(1)	600,000	708,437
Telecom Italia Capital SA, 6.175%, 6/18/14(1)	550,000	590,412
Telefonica Emisiones SAU, 5.88%, 7/15/19(1)	340,000	357,745
Verizon Communications, Inc., 6.10%, 4/15/18(1)	600,000	672,815
Windstream Corp., 7.875%, 11/1/17(1)	830,000	894,325
		4,904,129
ELECTRIC UTILITIES — 0.1%
FirstEnergy Solutions Corp., 6.05%, 8/15/21(1)	420,000	435,507
Niagara Mohawk Power Corp., 4.88%, 8/15/19(3)	160,000	168,242
		603,749

12

Principal Amount	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.2%
Arrow Electronics, Inc., 3.375%, 11/1/15(1)	$665,000	$654,461
Jabil Circuit, Inc., 7.75%, 7/15/16(1)	470,000	535,800
		1,190,261
ENERGY EQUIPMENT & SERVICES — 0.1%
Weatherford International Ltd., 9.625%, 3/1/19(1)	320,000	407,644
FOOD & STAPLES RETAILING(2)
CVS Caremark Corp., 6.60%, 3/15/19(1)	250,000	286,852
FOOD PRODUCTS — 0.5%
Blue Merger Sub, Inc., 7.625%, 2/15/19(1)(3)	850,000	865,938
Kraft Foods, Inc., 5.375%, 2/10/20(1)	750,000	792,088
Kraft Foods, Inc., 6.50%, 2/9/40(1)	325,000	348,297
Mead Johnson Nutrition Co., 5.90%, 11/1/39(1)	170,000	176,106
TreeHouse Foods, Inc., 7.75%, 3/1/18(1)	850,000	918,000
		3,100,429
HEALTH CARE EQUIPMENT & SUPPLIES — 0.1%
Boston Scientific Corp., 4.50%, 1/15/15(1)	330,000	340,229
HEALTH CARE PROVIDERS & SERVICES — 0.4%
DaVita, Inc., 6.375%, 11/1/18(1)	840,000	850,500
HCA, Inc., 7.875%, 2/15/20(1)	600,000	655,500
HCA, Inc., 7.69%, 6/15/25(1)	100,000	95,750
Medco Health Solutions, Inc., 6.125%, 3/15/13(1)	712,000	771,102
		2,372,852
HOTELS, RESTAURANTS & LEISURE(2)
Wyndham Worldwide Corp., 6.00%, 12/1/16(1)	190,000	201,317
HOUSEHOLD DURABLES — 0.1%
Jarden Corp., 8.00%, 5/1/16	330,000	362,587
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.2%
AES Corp. (The), 8.00%, 10/15/17(1)	400,000	432,000
NRG Energy, Inc., 7.625%, 1/15/18(1)(3)	700,000	727,125
		1,159,125
INDUSTRIAL CONGLOMERATES — 0.3%
General Electric Capital Corp., 3.75%, 11/14/14(1)	$1,030,000	$1,072,877
General Electric Capital Corp., 6.00%, 8/7/19(1)	300,000	327,638
General Electric Co., 5.25%, 12/6/17(1)	200,000	217,777
		1,618,292
INSURANCE — 0.3%
Allstate Corp. (The), 7.45%, 5/16/19	300,000	356,463
Lincoln National Corp., 6.25%, 2/15/20(1)	120,000	132,327
MetLife, Inc., 6.75%, 6/1/16(1)	500,000	577,677
Prudential Financial, Inc., 7.375%, 6/15/19(1)	400,000	469,794
		1,536,261
INTERNET SOFTWARE & SERVICES — 0.1%
eBay, Inc., 3.25%, 10/15/20(1)	660,000	604,026
MEDIA — 1.3%
Comcast Corp., 5.90%, 3/15/16(1)	250,000	278,039
Comcast Corp., 5.15%, 3/1/20(1)	590,000	614,561
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14(1)	500,000	538,264
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 3.55%, 3/15/15(1)	400,000	408,645
Interpublic Group of Cos., Inc. (The), 10.00%, 7/15/17(1)	730,000	872,350
Lamar Media Corp., 9.75%, 4/1/14(1)	170,000	197,200
Lamar Media Corp., 7.875%, 4/15/18(1)	180,000	193,950
NBCUniversal Media LLC, 5.15%, 4/30/20(1)(3)	150,000	154,653
NBCUniversal Media LLC, 4.375%, 4/1/21(3)	560,000	536,352
News America, Inc., 6.90%, 8/15/39(1)	310,000	337,673
Omnicom Group, Inc., 4.45%, 8/15/20(1)	225,000	221,688
Time Warner Cable, Inc., 5.40%, 7/2/12(1)	500,000	525,686
Time Warner Cable, Inc., 8.25%, 2/14/14(1)	120,000	139,500
Time Warner Cable, Inc., 6.75%, 7/1/18(1)	600,000	681,970

13

Principal Amount	Value
Virgin Media Finance plc, 9.50%, 8/15/16(1)	$200,000	$228,500
Virgin Media Finance plc, 8.375%, 10/15/19(1)	875,000	988,750
Virgin Media Secured Finance plc, 6.50%, 1/15/18(1)	400,000	439,000
		7,356,781
METALS & MINING — 0.3%
Anglo American Capital plc, 9.375%, 4/8/19(1)(3)	300,000	399,941
Anglo American Capital plc, 4.45%, 9/27/20(1)(3)	100,000	100,114
ArcelorMittal, 9.85%, 6/1/19(1)	530,000	672,796
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17(1)	350,000	386,333
Newmont Mining Corp., 6.25%, 10/1/39(1)	160,000	170,207
		1,729,391
MULTILINE RETAIL — 0.1%
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16(1)	370,000	399,600
MULTI-UTILITIES — 0.3%
CMS Energy Corp., 4.25%, 9/30/15	160,000	161,058
CMS Energy Corp., 8.75%, 6/15/19(1)	615,000	736,323
Dominion Resources, Inc., 6.40%, 6/15/18(1)	420,000	479,770
Pacific Gas & Electric Co., 6.25%, 12/1/13(1)	180,000	198,860
Pacific Gas & Electric Co., 5.80%, 3/1/37(1)	187,000	189,530
PG&E Corp., 5.75%, 4/1/14(1)	70,000	76,474
Sempra Energy, 6.50%, 6/1/16(1)	130,000	148,343
		1,990,358
OIL, GAS & CONSUMABLE FUELS — 1.4%
Anadarko Petroleum Corp., 5.95%, 9/15/16(1)	380,000	413,095
Arch Coal, Inc., 7.25%, 10/1/20(1)	250,000	269,375
Chesapeake Energy Corp., 7.625%, 7/15/13(1)	310,000	348,750
Chesapeake Energy Corp., 6.125%, 2/15/21(1)	400,000	413,500
Denbury Resources, Inc., 6.375%, 8/15/21(1)	850,000	873,375
El Paso Corp., 7.25%, 6/1/18(1)	200,000	225,600
Enterprise Products Operating LLC, 6.30%, 9/15/17(1)	$450,000	$507,364
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20(1)	610,000	633,159
Magellan Midstream Partners LP, 6.55%, 7/15/19(1)	270,000	307,977
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.75%, 11/1/20(1)	800,000	824,000
Motiva Enterprises LLC, 5.75%, 1/15/20(1)(3)	340,000	371,833
Newfield Exploration Co., 6.875%, 2/1/20(1)	500,000	530,000
Peabody Energy Corp., 6.50%, 9/15/20(1)	835,000	899,713
Petroleos Mexicanos, 6.00%, 3/5/20(1)	250,000	266,625
SandRidge Energy, Inc., 8.75%, 1/15/20(1)	250,000	273,750
Talisman Energy, Inc., 7.75%, 6/1/19(1)	200,000	244,175
Williams Partners LP, 5.25%, 3/15/20(1)	180,000	187,892
Williams Partners LP, 4.125%, 11/15/20(1)	250,000	238,137
		7,828,320
PAPER & FOREST PRODUCTS — 0.2%
Georgia-Pacific LLC, 5.40%, 11/1/20(1)(3)	440,000	434,648
Georgia-Pacific LLC, 8.875%, 5/15/31(1)	300,000	363,750
International Paper Co., 9.375%, 5/15/19(1)	160,000	206,007
		1,004,405
PERSONAL PRODUCTS — 0.1%
Elizabeth Arden, Inc., 7.375%, 3/15/21(1)	790,000	828,513
PHARMACEUTICALS — 0.2%
Endo Pharmaceuticals Holdings, Inc., 7.00%, 12/15/20(1)(3)	845,000	877,744
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14(1)	500,000	537,567
		1,415,311
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%
Digital Realty Trust LP, 5.875%, 2/1/20(1)	170,000	177,495
HCP, Inc., 5.375%, 2/1/21	120,000	121,232

14

Principal Amount	Value
Host Hotels & Resorts, Inc., 6.00%, 11/1/20(1)	$240,000	$237,000
Simon Property Group LP, 5.75%, 12/1/15(1)	400,000	444,598
		980,325
SPECIALTY RETAIL — 0.2%
Ltd. Brands, Inc., 6.90%, 7/15/17(1)	430,000	463,325
Rent-A-Center, Inc., 6.625%, 11/15/20(1)(3)	600,000	594,000
		1,057,325
TEXTILES, APPAREL & LUXURY GOODS — 0.2%
Hanesbrands, Inc., 6.375%, 12/15/20(1)	390,000	382,200
Polymer Group, Inc., 7.75%, 2/1/19(1)(3)	850,000	880,812
		1,263,012
WIRELESS TELECOMMUNICATION SERVICES — 0.2%
America Movil SAB de CV, 5.00%, 3/30/20(1)	170,000	175,934
American Tower Corp., 4.625%, 4/1/15(1)	600,000	622,547
SBA Telecommunications, Inc., 8.25%, 8/15/19(1)	300,000	333,000
		1,131,481
TOTAL CORPORATE BONDS (Cost $54,770,352)		57,127,376
Collateralized Mortgage Obligations(4) — 3.7%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 3.5%
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	605,211	628,198
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19(1)	750,907	757,367
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A3, VRN, 2.94%, 4/1/11(1)	880,589	801,119
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.77%, 4/1/11(1)	872,827	775,288
Chase Mortgage Finance Corp., Series 2005 A1, Class 2A2 SEQ, VRN, 2.95%, 4/1/11(1)	350,449	341,310
Chase Mortgage Finance Corp., Series 2006 S4, Class A3, 6.00%, 12/25/36(1)	700,115	716,057
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.35%, 4/1/11(1)	$1,376,064	$1,364,292
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003 J13, Class 1A1 SEQ, 5.25%, 1/25/34(1)	159,611	159,552
J.P. Morgan Mortgage Trust, Series 2004 S2, Class 1A3 SEQ, 4.75%, 11/25/19	665,777	679,757
J.P. Morgan Mortgage Trust, Series 2005 A6, Class 7A1, VRN, 3.08%, 4/1/11(1)	1,273,078	1,089,338
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33(1)	1,138,862	1,203,597
Residential Funding Mortgage Securities I, Series 2006 S10, Class 2A1 SEQ, 5.50%, 10/25/21(1)	1,219,856	1,235,426
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/34(1)	1,133,004	1,197,167
Wells Fargo Mortgage-Backed Securities Trust, Series 2005 AR2, Class 2A2, VRN, 2.74%, 4/1/11	578,603	525,372
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-2, Class 1A1, SEQ, 5.50%, 4/25/35	1,066,978	1,087,480
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	604,714	611,836
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	1,395,681	1,375,261
Wells Fargo Mortgage-Backed Securities Trust, Series 2006 AR19, Class A1, VRN, 5.48%, 4/1/11(1)	1,027,616	971,228
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9, SEQ, 6.00%, 8/25/36(1)	1,570,000	1,533,471
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4, 6.00%, 8/25/36	1,125,000	1,087,445

15

Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2007 AR10, Class 1A1, VRN, 6.19%, 4/1/11	$921,490	$929,248
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	1,204,981	1,256,775
		20,326,584
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
NCUA Guaranteed Notes, Series 2010 C1, Class A2 SEQ, 2.90%, 10/29/20	900,000	876,240
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $20,857,352)		21,202,824
Commercial Mortgage-Backed Securities(4) — 2.5%
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A4 SEQ, 4.76%, 11/10/39(1)	1,200,000	1,265,775
Credit Suisse Mortgage Capital Certificates, Series 2007 TF2A, Class A1, VRN, 0.44%, 4/15/11, resets monthly off the 1-month LIBOR plus 0.18% with no caps(1)(3)	448,651	438,581
GE Capital Commercial Mortgage Corp., Series 2005 C3, Class A5, VRN, 4.98%, 4/1/11(1)	550,000	564,571
Greenwich Capital Commercial Funding Corp., Series 2004 GG1, Class B, VRN, 5.43%, 4/1/11(1)	675,000	707,164
Greenwich Capital Commercial Funding Corp., Series 2005 GG3, Class A4, VRN, 4.80%, 4/1/11(1)	700,000	738,371
GS Mortgage Securities Corp. II, Series 2004 GG2, Class A4 SEQ, 4.96%, 8/10/38(1)	1,500,000	1,516,382
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A4 SEQ, 4.76%, 7/10/39(1)	834,000	869,803
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A4A SEQ, 4.75%, 7/10/39(1)	1,200,000	1,262,412
LB-UBS Commercial Mortgage Trust, Series 2004 C1, Class A4 SEQ, 4.57%, 1/15/31(1)	$700,000	$734,573
LB-UBS Commercial Mortgage Trust, Series 2004 C2, Class A4 SEQ, 4.37%, 3/15/36(1)	1,600,000	1,668,749
LB-UBS Commercial Mortgage Trust, Series 2005 C2, Class A2 SEQ, 4.82%, 4/15/30(1)	107,320	107,384
LB-UBS Commercial Mortgage Trust, Series 2005 C2, Class A4 SEQ, 5.00%, 4/15/30	2,000,000	2,044,971
Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2007 LLFA, Class A1, VRN, 0.56%, 4/15/11, resets monthly off the 1-month LIBOR plus 0.30% with no caps(1)(3)	370,530	359,236
Wachovia Bank Commercial Mortgage Trust, Series 2003 C3, Class A2 SEQ, 4.87%, 2/15/35(1)	1,000,000	1,044,547
Wachovia Bank Commercial Mortgage Trust, Series 2005 C20, Class A6A, VRN, 5.11%, 4/1/11(1)	800,000	828,778
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $14,197,053)		14,151,297
Municipal Securities — 0.9%
Bay Area Toll Auth. Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40(1)	200,000	204,252
California Educational Facilities Auth. Rev., Series 2009 A, (University of Southern California), 5.00%, 10/1/39(1)	760,000	743,615
California Educational Facilities Auth. Rev., Series 2009 B, (University of Southern California), 5.00%, 10/1/38(1)	385,000	377,389
Metropolitan Atlanta Rapid Transit Auth. Rev., Series 2009 A, 5.00%, 7/1/39(1)	990,000	961,488
New York Municipal Water Finance Auth. Rev., Series 2011 GG, 5.00%, 6/15/43(1)	1,110,000	1,067,853

16

Principal Amount	Value
Port Seattle Rev., Series 2010 B, (Intermediate Lien), 5.00%, 6/1/40(1)	$570,000	$529,564
Salt River Agricultural Improvement & Power District Rev., Series 2008 A, 5.00%, 1/1/38(1)	515,000	506,379
Salt River Agricultural Improvement & Power District Rev., Series 2009 A, 5.00%, 1/1/39(1)	235,000	230,657
Triborough Bridge & Tunnel Auth. Rev., Series 2008 C, 5.00%, 11/15/38(1)	575,000	558,618
TOTAL MUNICIPAL SECURITIES (Cost $5,144,986)		5,179,815
Sovereign Governments & Agencies — 0.2%
ITALY — 0.1%
Republic of Italy, 3.125%, 1/26/15(1)	510,000	511,935
NORWAY — 0.1%
Government of Norway, 6.00%, 5/16/11NOK	4,170,000	757,173
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES (Cost $1,260,979)		1,269,108

	Principal Amount/ Shares	Value
Temporary Cash Investments — 0.7%
BNP Paribas Finance, Inc., 0.05%, 4/1/11(5)	$4,100,000	$4,099,987
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares(1)	55,377	55,377
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,155,377)		4,155,364
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $546,806,931)		572,540,186
OTHER ASSETS AND LIABILITIES — 0.5%		2,949,220
TOTAL NET ASSETS — 100.0%		$575,489,406

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
235,584	EUR for USD	Deutsche Bank AG	4/28/11	$333,738	$(12,307)
(Value on Settlement Date $321,431)

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
157	U.S. Long Bond	June 2011	$18,869,438	$29,084

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
497	U.S. Treasury 2-Year Notes	June 2011	$108,408,125	$(39,984)

17

Swap Agreements
Notional Amount	Description of Agreement	Premiums Paid (Received)	Value
CREDIT DEFAULT — BUY PROTECTION
$4,800,000	Pay quarterly a fixed rate equal to 1.00% per annum multiplied by the notional amount and receive from Bank of America N.A. upon each default event of one of the issues of CDX North America Investment Grade 16 Index, par value of the proportional notional amount. Expires June 2016.	$(7,027)	$(10,881)

CREDIT DEFAULT — SELL PROTECTION
850,000	Receive quarterly a fixed rate equal to 5.00% per annum multiplied by the notional amount and pay Barclays Bank plc upon each default event of Community Health Systems, Inc., par value of the proportional notional amount of Community Health System, Inc., 8.88%, 7/15/15. Expires December 2012.*	60,280	48,631
870,000	Receive quarterly a fixed rate equal to 5.00% per annum multiplied by the notional amount and pay Barclays Bank plc upon each default event of one of the issues of CDX North America High Yield 11 Index, par value of the proportional notional amount. Expires December 2013.*	(107,644)	52,571
		(47,364)	101,202

TOTAL RETURN
800,000	Pay a fixed rate equal to 1.13 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Barclays Bank plc. Expires January 2012.	—	(8,110)
12,000,000	Pay a fixed rate equal to 0.12 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Bank of America N.A. Expires January 2015.	—	(25,350)
5,800,000	Pay a fixed rate equal to 0.12 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Barclays Bank plc. Expires January 2016.	—	75,485
1,000,000	Pay a fixed rate equal to 1.31 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Barclays Bank plc. Expires April 2017.	—	(40,436)
1,800,000	Pay a fixed rate equal to 0.25 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Bank of America N.A. Expires March 2019.	—	3,899
18,000,000	Pay a fixed rate equal to 0.30 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Bank of America N.A. Expires December 2019.	—	(155,736)

18

Notional Amount	Description of Agreement	Premiums Paid (Received)	Value
$2,200,000	Pay a fixed rate equal to 0.30 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Bank of America N.A. Expires February 2020.	—	$(12,754)
5,000,000	Pay a fixed rate equal to 0.30 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Bank of America N.A. Expires March 2020.	—	(15,550)
1,000,000	Pay a fixed rate equal to 0.30 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Bank of America N.A. Expires March 2020.	—	(4,495)
1,900,000	Pay a fixed rate equal to 1.77 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Barclays Bank plc. Expires December 2027.	—	(59,942)
6,700,000	Pay a fixed rate equal to 0.81 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Bank of America N.A. Expires February 2030.	—	(175,113)
4,500,000	Pay a fixed rate equal to 1.44 multiplied by the notional amount and receive the return of the U.S. CPI Urban Consumers NSA Index upon the termination date with Barclays Bank plc. Expires January 2041.	—	(51,872)
		—	(469,974)
		$(54,391)	$(379,653)

*
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.

The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity’s credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

19

Notes to Schedule of Investments

CDX = Credit Derivative Indexes

CPI = Consumer Price Index

EUR = Euro

LB-UBS = Lehman Brothers, Inc. — UBS AG

LIBOR = London Interbank Offered Rate

MASTR = Mortgage Asset Securitization Transactions, Inc.

NCUA = National Credit Union Administration

NOK = Norwegian Krone

NSA = Not Seasonally Adjusted

resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

USD = United States Dollar

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	Security, or a portion thereof, has been segregated for futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $129,638,000.

(2)	Category is less than 0.05% of total net assets.

(3)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $6,909,219, which represented 1.2% of total net assets.

(4)	Final maturity date indicated, unless otherwise noted.

(5)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

20

Statement of Assets and Liabilities

MARCH 31, 2011
Assets
Investment securities, at value (cost of $546,806,931)	$572,540,186
Foreign currency holdings, at value (cost of $1,404,796)	1,431,724
Receivable for investments sold	1,291,622
Receivable for capital shares sold	1,121,213
Swap agreements, at value (including net premiums paid (received) of $(47,364))	180,586
Interest receivable	3,427,863
579,993,194

Liabilities
Payable for investments purchased	2,695,502
Payable for capital shares redeemed	832,025
Payable for variation margin on futures contracts	31,062
Swap agreements, at value (including net premiums paid (received) of $(7,027))	560,239
Unrealized loss on forward foreign currency exchange contracts	12,307
Accrued management fees	217,272
Distribution and service fees payable	155,381
4,503,788

Net Assets	$575,489,406

Net Assets Consist of:
Capital paid in	$544,471,036
Undistributed net investment income	7,477,026
Accumulated net realized loss	(1,873,481)
Net unrealized appreciation	25,414,825
$575,489,406

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$150,983,976	14,095,632	$10.71
Institutional Class	$95,487,157	8,873,177	$10.76
A Class	$181,429,821	17,035,898	$10.65	*
B Class	$6,564,610	620,396	$10.58
C Class	$120,460,689	11,379,017	$10.59
R Class	$20,563,153	1,886,135	$10.90

* Maximum offering price $11.15 (net asset value divided by 0.955)

See Notes to Financial Statements.

21

Statement of Operations

YEAR ENDED MARCH 31, 2011
Investment Income (Loss)
Income:
Interest	$17,127,761
Dividends	77,133
17,204,894
Expenses:
Management fees	2,996,280
Distribution and service fees:
A Class	496,372
B Class	68,367
C Class	1,209,510
R Class	81,579
Trustees’ fees and expenses	18,831
Other expenses	37,982
4,908,921
Fees waived	(506,002)
4,402,919

Net investment income (loss)	12,801,975

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	8,123,560
Futures contract transactions	(1,105,142)
Swap agreement transactions	(841,934)
Foreign currency transactions	(398,670)
5,777,814

Change in net unrealized appreciation (depreciation) on:
Investments	15,416,406
Futures contracts	132
Swap agreements	690,462
Translation of assets and liabilities in foreign currencies	19,062
16,126,062

Net realized and unrealized gain (loss)	21,903,876

Net Increase (Decrease) in Net Assets Resulting from Operations	$34,705,851

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2011 AND MARCH 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$12,801,975	$10,216,053
Net realized gain (loss)	5,777,814	2,391,758
Change in net unrealized appreciation (depreciation)	16,126,062	6,451,193
Net increase (decrease) in net assets resulting from operations	34,705,851	19,059,004

Distributions to Shareholders
From net investment income:
Investor Class	(3,059,789)	(1,286,467)
Institutional Class	(1,494,956)	(253,684)
A Class	(3,977,102)	(2,726,427)
B Class	(88,023)	(41,683)
C Class	(1,518,771)	(545,422)
R Class	(276,730)	(67,548)
From net realized gains:
Investor Class	(1,492,627)	—
Institutional Class	(887,053)	—
A Class	(1,887,626)	—
B Class	(67,715)	—
C Class	(1,291,053)	—
R Class	(191,398)	—
Decrease in net assets from distributions	(16,232,843)	(4,921,231)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	80,179,560	269,724,588

Net increase (decrease) in net assets	98,652,568	283,862,361

Net Assets
Beginning of period	476,836,838	192,974,477
End of period	$575,489,406	$476,836,838

Undistributed net investment income	$7,477,026	$4,801,311

See Notes to Financial Statements.

23

Notes to Financial Statements

MARCH 31, 2011

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Inflation Protection Bond Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek total return and protection against U.S. inflation. The fund pursues its objective by investing primarily in inflation-linked debt securities. These securities include inflation-linked securities issued by the U.S. Treasury, by U.S. government agencies and instrumentalities, and by entities other than the U.S. Treasury or U.S. government agencies and instrumentalities.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Investments in open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

24

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date.

Exchange-Traded Funds — The fund may invest in exchange-traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

25

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2625% to 0.3800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. From April 1, 2010 through July 31, 2010, the investment advisor voluntarily agreed to waive 0.096% of its management fee. Effective August 1, 2010, the investment advisor voluntarily agreed to waive 0.091% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2011, and cannot terminate it without consulting the Board of Trustees. The total amount of the waiver for each class for the year ended March 31, 2011 was $126,358, $62,002, $184,249, $6,339, $111,999 and $15,055 for the Investor Class, Institutional Class, A Class, B Class, C Class and R Class, respectively. The effective annual management fee before waiver for each class for the year ended March 31, 2011 was 0.57% for the Investor Class, A Class, B Class, C Class and R Class and 0.37% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended March 31, 2011 was 0.48% for the Investor Class, A Class, B Class, C Class and R Class and 0.28% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

26

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2011, totaled $379,289,109 of which $300,057,496 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2011, totaled $304,032,084, of which $256,734,015 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2011		Year ended March 31, 2010
	Shares	Amount	Shares	Amount
Investor Class
Sold	8,097,265	$86,278,961	8,941,587	$91,384,437
Issued in reinvestment of distributions	364,412	3,807,862	100,772	1,037,954
Redeemed	(5,147,030)	(54,565,139)	(2,225,617)	(22,663,226)
	3,314,647	35,521,684	6,816,742	69,759,165
Institutional Class
Sold	7,842,546	83,597,445	2,120,078	21,865,342
Issued in reinvestment of distributions	202,830	2,128,552	18,167	187,842
Redeemed	(1,354,663)	(14,508,848)	(209,402)	(2,160,081)
	6,690,713	71,217,149	1,928,843	19,893,103
A Class
Sold	6,507,025	68,995,777	14,820,744	148,901,655
Issued in reinvestment of distributions	511,501	5,314,634	222,453	2,280,143
Redeemed	(11,034,800)	(117,018,070)	(5,413,413)	(54,817,778)
	(4,016,274)	(42,707,659)	9,629,784	96,364,020
B Class
Sold	38,554	402,407	304,506	3,012,694
Issued in reinvestment of distributions	9,368	96,742	2,296	23,417
Redeemed	(116,714)	(1,229,606)	(102,959)	(1,033,519)
	(68,792)	(730,457)	203,843	2,002,592
C Class
Sold	4,153,425	43,792,693	8,462,726	84,580,266
Issued in reinvestment of distributions	188,578	1,948,619	33,460	341,622
Redeemed	(3,751,491)	(39,458,664)	(1,146,765)	(11,557,923)
	590,512	6,282,648	7,349,421	73,363,965
R Class
Sold	1,404,509	15,233,384	927,050	9,627,504
Issued in reinvestment of distributions	43,811	465,987	6,439	67,548
Redeemed	(471,069)	(5,103,176)	(130,475)	(1,353,309)
	977,251	10,596,195	803,014	8,341,743
Net increase (decrease)	7,488,057	$80,179,560	26,731,647	$269,724,588

27

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
U.S. Treasury Securities	—	$469,454,402	—
Corporate Bonds	—	57,127,376	—
Collateralized Mortgage Obligations	—	21,202,824	—
Commercial Mortgage-Backed Securities	—	14,151,297	—
Municipal Securities	—	5,179,815	—
Sovereign Governments & Agencies	—	1,269,108	—
Temporary Cash Investments	$55,377	4,099,987	—
Total Value of Investment Securities	$55,377	$572,484,809	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(12,307)	—
Futures Contracts	$(10,900)	—	—
Swap Agreements	—	(325,262)	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$(10,900)	$(337,569)	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/ seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

28

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. The fund began investing in foreign currency risk derivatives in August 2010. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume since August 2010.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The other contracts derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

29

Value of Derivative Instruments as of March 31, 2011
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$101,202	Swap agreements	$10,881
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	—	Unrealized loss on forward foreign currency exchange contracts	12,307
Interest Rate Risk	Receivable for variation margin on futures contracts	—	Payable for variation margin on futures contracts	31,062
Other Contracts	Swap agreements	79,384	Swap agreements	549,358
		$180,586		$603,608

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2011
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$93,033	Change in net unrealized appreciation (depreciation) on swap agreements	$(11,765)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(487,410)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(12,307)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(1,105,142)	Change in net unrealized appreciation (depreciation) on futures contracts	132
Other Contracts	Net realized gain (loss) on swap agreement transactions	(934,967)	Change in net unrealized appreciation (depreciation) on swap agreements	702,227
		$(2,434,486)		$678,287

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8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$14,164,863	$4,921,231
Long-term capital gains	$2,067,980	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$547,495,448
Gross tax appreciation of investments	$25,713,770
Gross tax depreciation of investments	(669,032)
Net tax appreciation (depreciation) of investments	$25,044,738
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(296,624)
Other book-to-tax adjustments	$(2,078,045)
Net tax appreciation (depreciation)	$22,670,069
Undistributed ordinary income	$10,066,740
Capital loss deferral	$(1,718,439)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts and futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

The capital loss deferral represents net capital losses incurred in the five-month period ended March 31, 2011. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.

31

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$10.33	$9.86	$10.48	$9.57	$9.47
Income From Investment Operations
Net Investment Income (Loss)(1)	0.28	0.34	0.07	0.49	0.33
Net Realized and Unrealized Gain (Loss)	0.45	0.29	(0.29)	0.88	0.08
Total From Investment Operations	0.73	0.63	(0.22)	1.37	0.41
Distributions
From Net Investment Income	(0.24)	(0.16)	(0.30)	(0.46)	(0.31)
From Net Realized Gains	(0.11)	—	(0.01)	—	—
From Return of Capital	—	—	(0.09)	—	— (2)
Total Distributions	(0.35)	(0.16)	(0.40)	(0.46)	(0.31)
Net Asset Value, End of Period	$10.71	$10.33	$9.86	$10.48	$9.57

Total Return(3)	7.16%	6.42%	(2.13)%	14.87%	4.46%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.49%	0.51%	0.59%	0.59%	0.59%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.58%	0.58%	0.59%	0.59%	0.59%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.66%	3.39%	0.97%	4.95%	3.26%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	2.57%	3.32%	0.97%	4.95%	3.26%
Portfolio Turnover Rate	58%	24%	37%	31%	52%
Net Assets, End of Period (in thousands)	$150,984	$111,327	$39,101	$21,968	$596

(1)	Computed using average shares outstanding throughout the period.

(2)	Per-share amount was less than $0.005.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

32

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$10.37	$9.90	$10.51	$9.57	$9.47
Income From Investment Operations
Net Investment Income (Loss)(1)	0.30	0.34	(0.20)	0.49	0.35
Net Realized and Unrealized Gain (Loss)	0.46	0.31	— (2)	0.93	0.11
Total From Investment Operations	0.76	0.65	(0.20)	1.42	0.46
Distributions
From Net Investment Income	(0.26)	(0.18)	(0.31)	(0.48)	(0.36)
From Net Realized Gains	(0.11)	—	(0.01)	—	—
From Return of Capital	—	—	(0.09)	—	—
Total Distributions	(0.37)	(0.18)	(0.41)	(0.48)	(0.36)
Net Asset Value, End of Period	$10.76	$10.37	$9.90	$10.51	$9.57

Total Return(3)	7.45%	6.61%	(1.93)%	15.43%	4.81%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.29%	0.30%	0.39%	0.39%	0.39%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.38%	0.38%	0.39%	0.39%	0.39%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.86%	3.60%	1.17%	5.15%	3.46%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	2.77%	3.52%	1.17%	5.15%	3.46%
Portfolio Turnover Rate	58%	24%	37%	31%	52%
Net Assets, End of Period (in thousands)	$95,487	$22,633	$2,512	$460	$43

(1)	Computed using average shares outstanding throughout the period.

(2)	Per-share amount was less than $0.005.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

33

A Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$10.27	$9.81	$10.43	$9.52	$9.45
Income From Investment Operations
Net Investment Income (Loss)(1)	0.26	0.33	0.08	0.46	0.28
Net Realized and Unrealized Gain (Loss)	0.44	0.27	(0.31)	0.89	0.11
Total From Investment Operations	0.70	0.60	(0.23)	1.35	0.39
Distributions
From Net Investment Income	(0.21)	(0.14)	(0.29)	(0.44)	(0.30)
From Net Realized Gains	(0.11)	—	(0.01)	—	—
From Return of Capital	—	—	(0.09)	—	(0.02)
Total Distributions	(0.32)	(0.14)	(0.39)	(0.44)	(0.32)
Net Asset Value, End of Period	$10.65	$10.27	$9.81	$10.43	$9.52

Total Return(2)	6.93%	6.08%	(2.27)%	14.66%	4.25%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.74%	0.76%	0.84%	0.84%	0.84%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.83%	0.83%	0.84%	0.84%	0.84%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.41%	3.14%	0.72%	4.70%	3.01%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	2.32%	3.07%	0.72%	4.70%	3.01%
Portfolio Turnover Rate	58%	24%	37%	31%	52%
Net Assets, End of Period (in thousands)	$181,430	$216,174	$112,039	$72,397	$12,402

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

34

B Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$10.20	$9.75	$10.41	$9.50	$9.45
Income From Investment Operations
Net Investment Income (Loss)(1)	0.18	0.25	(0.04)	0.41	0.21
Net Realized and Unrealized Gain (Loss)	0.44	0.26	(0.27)	0.86	0.11
Total From Investment Operations	0.62	0.51	(0.31)	1.27	0.32
Distributions
From Net Investment Income	(0.13)	(0.06)	(0.26)	(0.36)	(0.23)
From Net Realized Gains	(0.11)	—	(0.01)	—	—
From Return of Capital	—	—	(0.08)	—	(0.04)
Total Distributions	(0.24)	(0.06)	(0.35)	(0.36)	(0.27)
Net Asset Value, End of Period	$10.58	$10.20	$9.75	$10.41	$9.50

Total Return(2)	6.17%	5.21%	(3.04)%	13.86%	3.41%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.49%	1.51%	1.59%	1.59%	1.59%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	1.58%	1.58%	1.59%	1.59%	1.59%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.66%	2.39%	(0.03)%	3.95%	2.26%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	1.57%	2.32%	(0.03)%	3.95%	2.26%
Portfolio Turnover Rate	58%	24%	37%	31%	52%
Net Assets, End of Period (in thousands)	$6,565	$7,032	$4,731	$2,826	$1,132

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

35

C Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$10.21	$9.75	$10.41	$9.49	$9.44
Income From Investment Operations
Net Investment Income (Loss)(1)	0.17	0.23	0.02	0.41	0.21
Net Realized and Unrealized Gain (Loss)	0.45	0.29	(0.33)	0.87	0.12
Total From Investment Operations	0.62	0.52	(0.31)	1.28	0.33
Distributions
From Net Investment Income	(0.13)	(0.06)	(0.26)	(0.36)	(0.23)
From Net Realized Gains	(0.11)	—	(0.01)	—	—
From Return of Capital	—	—	(0.08)	—	(0.05)
Total Distributions	(0.24)	(0.06)	(0.35)	(0.36)	(0.28)
Net Asset Value, End of Period	$10.59	$10.21	$9.75	$10.41	$9.49

Total Return(2)	6.16%	5.32%	(3.04)%	13.98%	3.54%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.49%	1.51%	1.59%	1.59%	1.59%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	1.58%	1.58%	1.59%	1.59%	1.59%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.66%	2.39%	(0.03)%	3.95%	2.26%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	1.57%	2.32%	(0.03)%	3.95%	2.26%
Portfolio Turnover Rate	58%	24%	37%	31%	52%
Net Assets, End of Period (in thousands)	$120,461	$110,123	$33,530	$20,978	$6,682

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

36

R Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$10.51	$10.03	$10.68	$9.74	$9.46
Income From Investment Operations
Net Investment Income (Loss)(1)	0.24	0.27	(0.01)	0.46	0.15
Net Realized and Unrealized Gain (Loss)	0.45	0.32	(0.26)	0.90	0.23
Total From Investment Operations	0.69	0.59	(0.27)	1.36	0.38
Distributions
From Net Investment Income	(0.19)	(0.11)	(0.28)	(0.42)	(0.10)
From Net Realized Gains	(0.11)	—	(0.01)	—	—
From Return of Capital	—	—	(0.09)	—	—
Total Distributions	(0.30)	(0.11)	(0.38)	(0.42)	(0.10)
Net Asset Value, End of Period	$10.90	$10.51	$10.03	$10.68	$9.74

Total Return(2)	6.60%	5.89%	(2.62)%	14.47%	4.03%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.99%	1.00%	1.09%	1.09%	1.09%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	1.08%	1.08%	1.09%	1.09%	1.09%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.16%	2.90%	0.47%	4.45%	2.76%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	2.07%	2.82%	0.47%	4.45%	2.76%
Portfolio Turnover Rate	58%	24%	37%	31%	52%
Net Assets, End of Period (in thousands)	$20,563	$9,548	$1,062	$299	$123

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

37

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust
and Shareholders of the Inflation Protection Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Inflation Protection Bond Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 19, 2011

38

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century Investment Trust (the proposal was voted on by all shareholders of funds issued by American Century Investment Trust):

Frederick L.A. Grauer	For:	6,489,609,552
	Withhold:	205,862,380
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	192,944,072
	Against:	10,763,851
	Abstain:	10,828,733
	Broker Non-Vote:	67,181,874

Institutional Class	For:	12,585,491
	Against:	175,353
	Abstain:	81,867
	Broker Non-Vote:	6,150,846

39

Management

The Board of Trustees

The individuals listed below serve as trustees of the fund. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee, other than Mr. Thomas, is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.
Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (2004 to 2006)	40	None
John Freidenrich (1937)	Trustee	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	40	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	40	None

40

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	40	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	40	Cadence Design Systems; Exponent; Financial Engines; Watson Wyatt Worldwide (2002 to 2006)

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	104	None

41

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Officers
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

42

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

43

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2011.

The fund hereby designates $2,067,980, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2011.

The fund hereby designates $3,749,492 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-71453   1105

 ANNUAL REPORT                  MARCH 31, 2011

NT Diversified Bond Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	10
Statement of Assets and Liabilities	28
Statement of Operations	29
Statement of Changes in Net Assets	30
Notes to Financial Statements	31
Financial Highlights	37
Report of Independent Registered Public Accounting Firm	38
Proxy Voting Results	39
Management	40
Additional Information	43

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Investment Performance and Macroeconomic Update

Investment performance tables turned dramatically since our semiannual report for the six months ended September 30, 2010. That report chronicled an uneven period for economic growth and financial market performance that produced generally higher returns for U.S. bonds than for U.S. stocks. For the subsequent six months ended March 31, 2011, broad U.S. stock indices significantly outperformed their bond counterparts as monetary and fiscal intervention in 2010 fueled investor optimism about economic and financial market conditions in 2011 and 2012. The S&P 500 Index (representing U.S. stocks) and the Barclays Capital U.S. Aggregate Bond Index returned 17.31% and -0.88%, respectively, during those final six months.

In the second half of 2010, the U.S. Federal Reserve launched its second round of quantitative easing (QE2), a form of monetary intervention involving the purchase of U.S. government securities to increase the money supply and encourage investors to purchase potentially higher-risk/higher-return assets, such as stocks. Small-cap growth stocks benefited most from the resulting rally. But besides boosting stock prices, QE2 also helped fuel inflation fears. The benchmark 10-year U.S. Treasury note suffered a -5.92% total return from September 30, 2010, to March 31, 2011, as its yield jumped from 2.51% to 3.47%.

These developments over the more-recent six months are incorporated in the broader, enclosed 12-month Market Perspective and Portfolio Commentary from the portfolio management team. Our experts will continue to diligently apply their knowledge and skills as they make daily investment decisions for you.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic Uncertainty Gave Way to Economic Optimism

Bonds generated solid returns for the 12 months ended March 31, 2011—a period characterized by mixed economic data and changing investor sentiment. Early in the period, a slowdown in the pace of economic growth, combined with lingering high unemployment, the European sovereign debt crisis, and mounting deflationary signals, stoked fears of a double-dip recession. This backdrop fueled demand for Treasuries and other “safe haven” investments.

Dissatisfied with the slow pace of economic growth and the lingering high jobless rate, the Federal Reserve (the Fed) kept its federal funds rate target near zero and, in late 2010, announced a second round of quantitative easing, dubbed “QE2” (the Fed’s government-securities purchase program designed to expand the money supply). This action, combined with improving economic data and the extension of prevailing federal income tax rates, sparked a fresh round of economic optimism and “risk-taking” by investors. At the same time, inflationary pressures began brewing, primarily due to better economic forecasts combined with soaring prices for oil and other commodities.

Demand for Yield, Inflation Protection Drove Performance

Treasury yields declined across all maturities, yet the slope of the yield curve (between two and 30 years) remained relatively unchanged. The generally low interest rate environment prompted investors to maintain a healthy appetite for yield. This led to strong, broad-benchmark-beating performance from investment-grade and high-yield corporate bonds, which also benefited from solid corporate fundamentals and low default rates. Longer-term nominal Treasuries also outperformed the broad bond market in this rate environment, but they lagged their inflation-indexed counterparts. Concerns about rising inflation pushed TIPS (Treasury inflation-protected securities) to the top of the investment-grade fixed-income performance hierarchy for the 12-month period.

Government agency mortgage-backed securities (MBS) posted positive returns for the period, but they lagged the broader market. Valuations in the sector remained tight relative to Treasuries, giving investors little incentive to take on additional risk. Meanwhile, cash returns were essentially flat throughout the period, reflecting the Fed’s near-zero interest rate policy.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2011
Barclays Capital U.S. Bond Market Indices		Barclays Capital U.S. Treasury Bellwethers
Corporate High-Yield	14.31%	3-Month Bill	0.19%
Treasury Inflation Protected Securities (TIPS)	7.91%	2-Year Note	1.64%
Corporate (investment-grade)	7.46%	10-Year Note	6.55%
Aggregate (multi-sector)	5.12%	30-Year Bond	6.91%
Treasury	4.53%
MBS (mortgage-backed securities)	4.37%

3

Performance

Total Returns as of March 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	ACLDX	5.00%	6.66%	5/12/06
Barclays Capital U.S. Aggregate Bond Index	—	5.12%	6.17%(1)	—

(1)	Since 4/30/06, the date nearest the Institutional Class’s inception for which data are available.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

(2)	From 5/12/06, the Institutional Class’s inception date. Index data from 4/30/06, the date nearest the Institutional Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 0.41%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell, and David MacEwen

Performance Summary

NT Diversified Bond returned 5.00% for the 12 months ended March 31, 2011. By comparison, the portfolio’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 5.12%. See page 4 for additional performance comparisons. Fund returns reflect operating expenses, while index returns do not.

NT Diversified Bond’s absolute return reflected the positive performance of investment-grade and high-yield corporate bonds during the 12-month period. Relative to the benchmark, the main differentiating factors included operating expenses, good security selection within the portfolio’s corporate and mortgage components, and lagging performance from non-U.S.-dollar (non-benchmark) securities.

Mortgage Returns Mixed; Non-Dollar Bonds Lagged

Within the portfolio’s mortgage allocation, we maintained an underweight position in traditional pass-through government agency mortgage-backed securities (MBS), primarily due to their tight valuations. Yields on these collateral MBS remained at historically low levels on an absolute basis and relative to Treasury securities. Instead, we focused on higher-yielding commercial mortgage-backed securities (CMBS) and collateralized mortgage obligations (CMOs). Investors favored these “structured” mortgage products, which are less likely to experience sharp price volatility due to refinancing or rapidly changing interest rates. Our CMOs contributed favorably to performance, but within the CMBS sector, security selection dragged down results. We favored higher-quality, short-maturity securities, which lagged lower-quality, longer-maturity CMBS.

We also made a small investment (approximately 3% of assets as of March 31, 2011) in German government bonds. Fears of inflation and a rate hike from the European Central Bank pushed yields on German government bonds higher and prices lower late in the reporting period, which hurt overall relative performance.

Overweight to Credit Helped Performance

We continued to underweight U.S. Treasuries and maintain a portfolio overweight position in investment-grade corporate bonds, which contributed favorably to performance. Corporate bonds outperformed Treasuries and the broad bond market during the period, benefitting from improving corporate fundamentals and investor demand for yield. Within the corporate component, a small allocation to high-yield corporate bonds (approximately 5% of assets as of March 31, 2011) further boosted the portfolio’s performance. High-yield corporate bonds represented the best-performing segment of the domestic fixed-income market. Our security selection was helpful, particularly among bonds with “BB” credit ratings.

Late in the period, we began to slightly reduce the portfolio’s corporate overweight, due to the sector’s lengthy performance run and significant spread tightening. We reinvested the proceeds in U.S. Treasury and non-U.S.-dollar-denominated securities.

5

Yield Curve Positioning Favored Flattening

We continued to position the portfolio for a longer-term flattening of the yield curve (the graphic representation of Treasury yields), with the expectation that the yield difference between two- and 30-year Treasuries would narrow going forward. This strategy had a minimal impact on performance during the 12-month period, as the slope of the yield curve remained relatively unchanged. From a longer term perspective—potentially after the Federal Reserve’s (the Fed’s) quantitative easing concludes in June—we believe the curve may flatten more significantly, due to short-term rates rising at a faster pace than long-term rates.

Outlook

“Economic conditions appear to have improved,” said Portfolio Manager Bob Gahagan. “ISM (Institute for Supply Management) manufacturing data, retail sales, and consumer confidence are better, but it remains to be seen if current momentum is enough to offset the winding down of stimulus programs from the Fed and the federal government, soft employment, a weak housing market, and historically high debt levels. In addition, elevated sovereign debt risk and the need for fiscal austerity in many industrialized nations may act as an additional friction to growth over the next few years. Also, the implications of the Japan earthquake and the unrest in the Middle East and Northern Africa are adding to the aura of uncertainty.

“These factors, combined with increasing inflationary pressures stemming from monetary expansion and rising commodity prices, have important implications for fixed-income investors. In this environment, we are sticking to our disciplined, relative-value approach to portfolio management, emphasizing careful security selection and risk management. As such, we are likely to maintain a duration (price sensitivity to interest rate changes) close to that of the benchmark. In terms of sector allocation, we continue to favor a modest overweight to MBS, focusing on structured mortgage products over traditional mortgage securities.”

6

Fund Characteristics

MARCH 31, 2011
Portfolio at a Glance
Average Duration (effective)	5.0 years
Weighted Average Life	6.7 years

30-Day SEC Yield
Institutional Class	2.95%

Types of Investments in Portfolio	% of net assets
Corporate Bonds	25.7%
U.S. Government Agency Mortgage-Backed Securities	25.2%
U.S. Treasury Securities	21.9%
Commercial Mortgage-Backed Securities	6.4%
U.S. Government Agency Securities and Equivalents	4.2%
Collateralized Mortgage Obligations	3.8%
Sovereign Governments & Agencies	3.8%
Municipal Securities	2.9%
Asset-Backed Securities	0.2%
Temporary Cash Investments	7.1%
Other Assets and Liabilities	(1.2)%

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2010 to March 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period* 10/1/10 – 3/31/11	Annualized Expense Ratio*
Actual
Institutional Class	$1,000	$989.40	$2.03	0.41%
Hypothetical
Institutional Class	$1,000	$1,022.89	$2.07	0.41%

*
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

MARCH 31, 2011

Principal Amount	Value
Corporate Bonds — 25.7%
AEROSPACE & DEFENSE — 0.3%
L-3 Communications Corp., 5.20%, 10/15/19(1)	$60,000	$62,623
Lockheed Martin Corp., 7.65%, 5/1/16(1)	220,000	266,674
Lockheed Martin Corp., 4.25%, 11/15/19(1)	530,000	534,690
Northrop Grumman Corp., 3.70%, 8/1/14(1)	170,000	177,878
United Technologies Corp., 6.125%, 2/1/19(1)	410,000	478,379
United Technologies Corp., 6.05%, 6/1/36(1)	230,000	256,661
United Technologies Corp., 5.70%, 4/15/40(1)	490,000	526,841
		2,303,746
BEVERAGES — 0.4%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19(1)	600,000	738,317
Anheuser-Busch InBev Worldwide, Inc., 6.875%, 11/15/19	1,190,000	1,406,165
Diageo Capital plc, 5.20%, 1/30/13(1)	280,000	300,079
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16(1)	210,000	208,096
PepsiCo, Inc., 4.875%, 11/1/40(1)	160,000	150,328
SABMiller plc, 5.50%, 8/15/13(1)(2)	250,000	271,673
		3,074,658
BIOTECHNOLOGY — 0.1%
Amgen, Inc., 5.85%, 6/1/17(1)	400,000	455,275
Amgen, Inc., 3.45%, 10/1/20(1)	320,000	301,255
		756,530
CAPITAL MARKETS — 2.7%
Ameriprise Financial, Inc., 5.30%, 3/15/20(1)	350,000	371,127
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17(1)	1,830,000	2,055,780
Credit Suisse (New York), 5.00%, 5/15/13(1)	610,000	651,167
Credit Suisse (New York), 5.50%, 5/1/14(1)	590,000	646,611
Credit Suisse (New York), 5.30%, 8/13/19(1)	$420,000	$441,641
Deutsche Bank AG (London), 4.875%, 5/20/13(1)	270,000	287,042
Deutsche Bank AG (London), 3.875%, 8/18/14(1)	490,000	510,835
Goldman Sachs Group, Inc. (The), 5.125%, 1/15/15(1)	840,000	897,271
Goldman Sachs Group, Inc. (The), 3.70%, 8/1/15(1)	520,000	523,526
Goldman Sachs Group, Inc. (The), 3.625%, 2/7/16(1)	1,520,000	1,504,645
Goldman Sachs Group, Inc. (The), 7.50%, 2/15/19(1)	2,470,000	2,869,774
Goldman Sachs Group, Inc. (The), 5.375%, 3/15/20(1)	650,000	660,201
Goldman Sachs Group, Inc. (The), 6.25%, 2/1/41(1)	360,000	359,715
Jefferies Group, Inc., 8.50%, 7/15/19(1)	400,000	472,024
Korea Development Bank, 3.25%, 3/9/16(1)	540,000	530,090
Korea Development Bank, 4.00%, 9/9/16(1)	420,000	424,898
Merrill Lynch & Co., Inc., 6.15%, 4/25/13(1)	475,000	511,629
Morgan Stanley, 4.20%, 11/20/14(1)	920,000	949,561
Morgan Stanley, 6.00%, 4/28/15(1)	1,000,000	1,088,515
Morgan Stanley, 6.625%, 4/1/18(1)	970,000	1,065,845
Morgan Stanley, 7.30%, 5/13/19(1)	560,000	630,061
Morgan Stanley, 5.625%, 9/23/19(1)	550,000	561,922
Morgan Stanley, 5.50%, 7/24/20(1)	610,000	609,791
Morgan Stanley, 5.75%, 1/25/21(1)	900,000	908,704
UBS AG (Stamford Branch), 2.25%, 8/12/13(1)	520,000	524,974
UBS AG (Stamford Branch), 2.25%, 1/28/14(1)	280,000	280,488
UBS AG (Stamford Branch), 5.875%, 12/20/17(1)	1,250,000	1,364,776
UBS AG (Stamford Branch), 5.75%, 4/25/18(1)	250,000	269,256
		21,971,869

10

Principal Amount	Value
CHEMICALS — 0.4%
CF Industries, Inc., 6.875%, 5/1/18	$660,000	$742,500
Dow Chemical Co. (The), 4.85%, 8/15/12(1)	210,000	219,974
Dow Chemical Co. (The), 5.90%, 2/15/15(1)	740,000	819,827
Dow Chemical Co. (The), 2.50%, 2/15/16(1)	1,130,000	1,088,202
Mosaic Co. (The), 7.625%, 12/1/16(1)(2)	315,000	340,256
Rohm & Haas Co., 5.60%, 3/15/13(1)	130,000	139,700
		3,350,459
COMMERCIAL BANKS — 1.4%
Barclays Bank plc, 5.00%, 9/22/16(1)	560,000	593,548
BB&T Corp., 5.70%, 4/30/14(1)	250,000	276,000
BB&T Corp., 3.20%, 3/15/16	750,000	744,367
BNP Paribas, 3.60%, 2/23/16(1)	590,000	590,607
Fifth Third Bancorp., 6.25%, 5/1/13(1)	720,000	780,918
HSBC Bank plc, 3.50%, 6/28/15(1)(2)	510,000	516,319
HSBC Holdings plc, 5.10%, 4/5/21(3)	300,000	301,656
HSBC Holdings plc, 6.80%, 6/1/38(1)	230,000	241,598
Huntington Bancshares, Inc., 7.00%, 12/15/20(1)	130,000	143,572
Lloyds TSB Bank plc, 4.875%, 1/21/16(1)	470,000	484,546
National Australia Bank Ltd., 2.75%, 9/28/15(1)(2)	290,000	285,008
PNC Bank N.A., 4.875%, 9/21/17(1)	128,000	134,429
PNC Bank N.A., 6.00%, 12/7/17(1)	310,000	343,144
PNC Funding Corp., 3.625%, 2/8/15(1)	420,000	434,026
PNC Funding Corp., 4.25%, 9/21/15(1)	200,000	210,195
PNC Funding Corp., 4.375%, 8/11/20(1)	230,000	229,052
Royal Bank of Scotland plc (The), 3.95%, 9/21/15	860,000	860,511
SunTrust Bank, 7.25%, 3/15/18(1)	100,000	113,720
SunTrust Banks, Inc., 3.60%, 4/15/16(1)	196,000	194,796
U.S. Bancorp., 3.44%, 2/1/16	$450,000	$448,341
Wachovia Bank N.A., 4.80%, 11/1/14(1)	339,000	360,903
Wachovia Bank N.A., 4.875%, 2/1/15(1)	198,000	210,749
Wells Fargo & Co., 4.375%, 1/31/13(1)	700,000	737,206
Wells Fargo & Co., 3.68%, 6/15/16(1)	560,000	563,024
Wells Fargo & Co., 5.625%, 12/11/17(1)	860,000	939,203
Wells Fargo & Co., 4.60%, 4/1/21(1)	750,000	741,973
Westpac Banking Corp., 3.00%, 8/4/15(1)	340,000	339,101
		11,818,512
COMMERCIAL SERVICES & SUPPLIES — 0.4%
Corrections Corp. of America, 6.25%, 3/15/13(1)	550,000	550,000
Corrections Corp. of America, 7.75%, 6/1/17(1)	550,000	600,187
Republic Services, Inc., 5.50%, 9/15/19(1)	1,033,000	1,109,005
Waste Management, Inc., 4.75%, 6/30/20(1)	360,000	365,764
Waste Management, Inc., 6.125%, 11/30/39(1)	280,000	291,612
		2,916,568
COMMUNICATIONS EQUIPMENT — 0.1%
Cisco Systems, Inc., 5.90%, 2/15/39(1)	555,000	577,904
CONSUMER FINANCE — 0.8%
American Express Centurion Bank, 5.55%, 10/17/12(1)	250,000	264,878
American Express Centurion Bank, 6.00%, 9/13/17(1)	950,000	1,058,341
American Express Co., 7.25%, 5/20/14(1)	730,000	830,213
American Express Credit Corp., 2.75%, 9/15/15(1)	530,000	520,100
American Honda Finance Corp., 2.375%, 3/18/13(1)(2)	430,000	436,033
American Honda Finance Corp., 2.50%, 9/21/15(1)(2)	1,090,000	1,070,663
Capital One Bank USA N.A., 8.80%, 7/15/19(1)	400,000	503,100
Capital One Capital V, 10.25%, 8/15/39(1)	200,000	218,250
Ford Motor Credit Co. LLC, 7.00%, 10/1/13(1)	150,000	161,902
John Deere Capital Corp., 4.90%, 9/9/13(1)	250,000	271,384

11

Principal Amount	Value
Nissan Motor Acceptance Corp., 3.25%, 1/30/13(1)(2)	$290,000	$296,194
SLM Corp., 5.00%, 10/1/13(1)	640,000	662,272
SLM Corp., 6.25%, 1/25/16(1)	470,000	490,483
		6,783,813
CONTAINERS & PACKAGING — 0.1%
Ball Corp., 7.125%, 9/1/16(1)	330,000	362,587
Ball Corp., 6.75%, 9/15/20(1)	640,000	672,000
		1,034,587
DIVERSIFIED FINANCIAL SERVICES — 3.2%
Arch Western Finance LLC, 6.75%, 7/1/13(1)	212,000	215,180
Bank of America Corp., 4.90%, 5/1/13(1)	600,000	633,095
Bank of America Corp., 4.50%, 4/1/15(1)	680,000	705,733
Bank of America Corp., 6.50%, 8/1/16(1)	2,250,000	2,488,975
Bank of America Corp., 5.75%, 12/1/17(1)	490,000	516,220
Bank of America Corp., 5.625%, 7/1/20(1)	800,000	821,635
Bank of America N.A., 5.30%, 3/15/17(1)	1,220,000	1,252,796
Citigroup, Inc., 6.00%, 12/13/13(1)	1,060,000	1,152,421
Citigroup, Inc., 6.01%, 1/15/15(1)	2,420,000	2,644,252
Citigroup, Inc., 4.75%, 5/19/15	210,000	219,999
Citigroup, Inc., 6.125%, 5/15/18(1)	2,480,000	2,704,376
Citigroup, Inc., 8.50%, 5/22/19(1)	160,000	197,480
Citigroup, Inc., 8.125%, 7/15/39(1)	350,000	440,119
General Electric Capital Corp., 3.75%, 11/14/14(1)	1,500,000	1,562,442
General Electric Capital Corp., 2.25%, 11/9/15(1)	710,000	681,632
General Electric Capital Corp., 5.625%, 9/15/17(1)	250,000	271,287
General Electric Capital Corp., 6.00%, 8/7/19(1)	1,460,000	1,594,505
General Electric Capital Corp., 4.375%, 9/16/20(1)	1,900,000	1,847,125
General Electric Capital Corp., 4.625%, 1/7/21(1)	570,000	561,566
General Electric Capital Corp., 5.30%, 2/11/21(1)	$310,000	$314,977
General Electric Capital Corp., 6.875%, 1/10/39(1)	350,000	391,879
HSBC Finance Corp., 4.75%, 7/15/13(1)	200,000	213,293
JPMorgan Chase & Co., 3.70%, 1/20/15(1)	310,000	318,776
JPMorgan Chase & Co., 3.45%, 3/1/16	1,650,000	1,643,004
JPMorgan Chase & Co., 6.00%, 1/15/18(1)	2,550,000	2,795,573
JPMorgan Chase Bank N.A., 5.875%, 6/13/16(1)	250,000	275,138
		26,463,478
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.8%
Alltel Corp., 7.875%, 7/1/32(1)	180,000	233,177
AT&T, Inc., 6.70%, 11/15/13(1)	770,000	866,492
AT&T, Inc., 5.10%, 9/15/14(1)	100,000	109,331
AT&T, Inc., 6.80%, 5/15/36(1)	195,000	209,027
AT&T, Inc., 6.55%, 2/15/39(1)	930,000	971,685
British Telecommunications plc, 5.15%, 1/15/13(1)	325,000	345,684
British Telecommunications plc, 5.95%, 1/15/18(1)	1,110,000	1,225,187
Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 2/1/14(1)	340,000	373,265
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18(1)	430,000	552,762
CenturyLink, Inc., 6.15%, 9/15/19(1)	620,000	651,391
CenturyLink, Inc., 7.60%, 9/15/39(1)	580,000	622,729
Deutsche Telekom International Finance BV, 5.25%, 7/22/13(1)	100,000	108,040
Deutsche Telekom International Finance BV, 6.75%, 8/20/18(1)	400,000	472,292
Deutsche Telekom International Finance BV, 8.75%, 6/15/30(1)	160,000	210,194
Embarq Corp., 7.08%, 6/1/16(1)	82,000	93,233
France Telecom SA, 4.375%, 7/8/14(1)	540,000	579,928

12

Principal Amount	Value
Qwest Corp., 7.875%, 9/1/11(1)	$60,000	$61,800
Qwest Corp., 8.875%, 3/15/12(1)	300,000	321,750
Qwest Corp., 7.50%, 10/1/14(1)	120,000	137,700
Telecom Italia Capital SA, 6.175%, 6/18/14(1)	600,000	644,086
Telecom Italia Capital SA, 7.00%, 6/4/18(1)	525,000	571,189
Telecom Italia Capital SA, 7.175%, 6/18/19(1)	360,000	393,749
Telefonica Emisiones SAU, 5.88%, 7/15/19(1)	400,000	420,876
Telefonica Emisiones SAU, 5.46%, 2/16/21	600,000	608,040
Verizon Communications, Inc., 6.10%, 4/15/18(1)	395,000	442,937
Verizon Communications, Inc., 8.75%, 11/1/18(1)	670,000	857,678
Verizon Communications, Inc., 4.60%, 4/1/21(1)	1,000,000	996,430
Verizon Communications, Inc., 7.35%, 4/1/39(1)	500,000	584,220
Windstream Corp., 7.875%, 11/1/17(1)	1,000,000	1,077,500
		14,742,372
ELECTRIC UTILITIES — 0.6%
Carolina Power & Light Co., 5.15%, 4/1/15(1)	160,000	174,824
Carolina Power & Light Co., 5.25%, 12/15/15(1)	90,000	99,905
Carolina Power & Light Co., 5.30%, 1/15/19(1)	180,000	196,819
Cleveland Electric Illuminating Co. (The), 5.70%, 4/1/17(1)	455,000	483,751
Duke Energy Carolinas LLC, 7.00%, 11/15/18(1)	520,000	623,542
Duke Energy Corp., 6.30%, 2/1/14(1)	360,000	401,230
Duke Energy Corp., 3.95%, 9/15/14(1)	260,000	272,646
Edison International, 3.75%, 9/15/17(1)	390,000	383,741
FirstEnergy Corp., 6.45%, 11/15/11(1)	22,000	22,657
FirstEnergy Solutions Corp., 6.05%, 8/15/21(1)	740,000	767,322
Florida Power Corp., 5.65%, 6/15/18(1)	180,000	201,440
Florida Power Corp., 6.35%, 9/15/37(1)	$130,000	$145,712
Niagara Mohawk Power Corp., 4.88%, 8/15/19(2)	200,000	210,302
Pacificorp, 6.00%, 1/15/39(1)	570,000	614,635
Public Service Co. of Colorado, 5.80%, 8/1/18(1)	180,000	203,487
Southern California Edison Co., 5.625%, 2/1/36(1)	179,000	185,730
		4,987,743
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16(1)	540,000	615,600
Jabil Circuit, Inc., 5.625%, 12/15/20(1)	620,000	619,225
		1,234,825
ENERGY EQUIPMENT & SERVICES — 0.2%
Ensco plc, 3.25%, 3/15/16(1)	440,000	438,302
Pride International, Inc., 6.875%, 8/15/20(1)	100,000	113,875
Transocean, Inc., 6.50%, 11/15/20(1)	300,000	330,978
Weatherford International Ltd., 9.625%, 3/1/19(1)	850,000	1,082,805
		1,965,960
FOOD & STAPLES RETAILING — 0.7%
CVS Caremark Corp., 6.60%, 3/15/19(1)	1,090,000	1,250,676
Delhaize Group SA, 5.875%, 2/1/14(1)	810,000	884,242
Delhaize Group SA, 6.50%, 6/15/17(1)	150,000	168,740
Kroger Co. (The), 5.00%, 4/15/13(1)	350,000	373,925
Kroger Co. (The), 6.40%, 8/15/17(1)	530,000	609,838
Wal-Mart Stores, Inc., 5.875%, 4/5/27(1)	235,000	258,690
Wal-Mart Stores, Inc., 6.20%, 4/15/38(1)	140,000	154,230
Wal-Mart Stores, Inc., 5.625%, 4/1/40(1)	560,000	572,955
Wal-Mart Stores, Inc., 4.875%, 7/8/40	970,000	888,143
Wal-Mart Stores, Inc., 5.00%, 10/25/40(1)	510,000	476,113
		5,637,552

13

Principal Amount	Value
FOOD PRODUCTS — 0.6%
Archer Daniels Midland Co., 5.77%, 3/1/41(3)	$500,000	$513,778
General Mills, Inc., 5.25%, 8/15/13(1)	880,000	956,136
Kellogg Co., 4.45%, 5/30/16(1)	320,000	342,676
Kraft Foods, Inc., 6.00%, 2/11/13(1)	200,000	216,366
Kraft Foods, Inc., 6.75%, 2/19/14(1)	300,000	338,402
Kraft Foods, Inc., 5.375%, 2/10/20(1)	1,300,000	1,372,953
Kraft Foods, Inc., 6.50%, 2/9/40(1)	425,000	455,465
Mead Johnson Nutrition Co., 3.50%, 11/1/14(1)	395,000	409,073
Mead Johnson Nutrition Co., 5.90%, 11/1/39(1)	390,000	404,007
Tyson Foods, Inc., 6.85%, 4/1/16(1)	300,000	336,750
		5,345,606
GAS UTILITIES(4)
CenterPoint Energy Resources Corp., 6.125%, 11/1/17(1)	130,000	144,277
CenterPoint Energy Resources Corp., 6.25%, 2/1/37(1)	140,000	142,717
		286,994
HEALTH CARE EQUIPMENT & SUPPLIES — 0.1%
Baxter International, Inc., 5.90%, 9/1/16(1)	130,000	149,717
Boston Scientific Corp., 4.50%, 1/15/15(1)	350,000	360,849
Covidien International Finance SA, 1.875%, 6/15/13(1)	500,000	504,710
		1,015,276
HEALTH CARE PROVIDERS & SERVICES — 0.6%
Express Scripts, Inc., 5.25%, 6/15/12(1)	870,000	911,647
Express Scripts, Inc., 7.25%, 6/15/19(1)	1,490,000	1,779,942
HCA, Inc., 7.875%, 2/15/20(1)	640,000	699,200
Medco Health Solutions, Inc., 7.25%, 8/15/13(1)	1,136,000	1,272,119
Medco Health Solutions, Inc., 4.125%, 9/15/20(1)	320,000	308,573
WellPoint, Inc., 5.80%, 8/15/40(1)	210,000	207,213
		5,178,694
HOTELS, RESTAURANTS & LEISURE — 0.2%
International Game Technology, 5.50%, 6/15/20(1)	$300,000	$305,718
McDonald’s Corp., 5.35%, 3/1/18(1)	270,000	302,363
Wyndham Worldwide Corp., 6.00%, 12/1/16(1)	180,000	190,721
Yum! Brands, Inc., 8.875%, 4/15/11(1)	150,000	150,337
Yum! Brands, Inc., 5.30%, 9/15/19(1)	530,000	562,367
		1,511,506
HOUSEHOLD DURABLES — 0.1%
Jarden Corp., 8.00%, 5/1/16	760,000	835,050
Toll Brothers Finance Corp., 6.75%, 11/1/19(1)	385,000	397,731
		1,232,781
HOUSEHOLD PRODUCTS(4)
Kimberly-Clark Corp., 7.50%, 11/1/18(1)	140,000	174,729
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.2%
AES Corp. (The), 8.00%, 10/15/17(1)	950,000	1,026,000
Exelon Generation Co. LLC, 5.20%, 10/1/19(1)	330,000	334,632
		1,360,632
INDUSTRIAL CONGLOMERATES — 0.2%
General Electric Co., 5.00%, 2/1/13(1)	652,000	694,546
General Electric Co., 5.25%, 12/6/17(1)	750,000	816,664
		1,511,210
INSURANCE — 1.1%
Allstate Corp. (The), 7.45%, 5/16/19	810,000	962,449
American International Group, Inc., 3.65%, 1/15/14	230,000	234,053
American International Group, Inc., 5.85%, 1/16/18(1)	1,130,000	1,179,284
American International Group, Inc., 8.25%, 8/15/18(1)	230,000	269,512
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21(1)	435,000	435,012
CNA Financial Corp., 5.75%, 8/15/21	180,000	184,359
Genworth Financial, Inc., 7.20%, 2/15/21(1)	230,000	228,502

14

Principal Amount	Value
Hartford Financial Services Group, Inc., 4.00%, 3/30/15(1)	$570,000	$578,334
Hartford Financial Services Group, Inc., 6.30%, 3/15/18(1)	390,000	418,532
Lincoln National Corp., 6.25%, 2/15/20(1)	570,000	628,553
MetLife Global Funding I, 5.125%, 4/10/13(1)(2)	340,000	362,799
MetLife, Inc., 2.375%, 2/6/14(1)	300,000	300,365
MetLife, Inc., 6.75%, 6/1/16(1)	1,060,000	1,224,674
New York Life Global Funding, 4.65%, 5/9/13(1)(2)	250,000	266,202
Prudential Financial, Inc., 3.625%, 9/17/12(1)	300,000	308,913
Prudential Financial, Inc., 7.375%, 6/15/19(1)	1,140,000	1,338,914
Prudential Financial, Inc., 5.40%, 6/13/35(1)	100,000	93,898
Prudential Financial, Inc., 6.20%, 11/15/40(1)	170,000	177,209
		9,191,564
INTERNET SOFTWARE & SERVICES(4)
eBay, Inc., 3.25%, 10/15/20(1)	170,000	155,582
MACHINERY — 0.1%
Deere & Co., 5.375%, 10/16/29(1)	480,000	508,452
MEDIA — 2.0%
CBS Corp., 4.30%, 2/15/21(1)	620,000	586,272
Comcast Corp., 5.90%, 3/15/16(1)	810,000	900,846
Comcast Corp., 5.70%, 5/15/18(1)	200,000	217,819
Comcast Corp., 5.15%, 3/1/20(1)	380,000	395,819
Comcast Corp., 6.40%, 5/15/38(1)	190,000	193,960
Comcast Corp., 6.40%, 3/1/40(1)	530,000	544,202
CSC Holdings LLC, 6.75%, 4/15/12(1)	102,000	106,080
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14(1)	560,000	602,856
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 3.55%, 3/15/15(1)	880,000	899,019
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.00%, 3/1/21(1)	$1,740,000	$1,747,343
DISH DBS Corp., 7.00%, 10/1/13(1)	200,000	217,000
Interpublic Group of Cos., Inc. (The), 10.00%, 7/15/17(1)	840,000	1,003,800
Lamar Media Corp., 9.75%, 4/1/14(1)	420,000	487,200
NBCUniversal Media LLC, 5.15%, 4/30/20(1)(2)	320,000	329,927
NBCUniversal Media LLC, 4.375%, 4/1/21(2)	1,100,000	1,053,548
NBCUniversal Media LLC, 5.95%, 4/1/41(2)	200,000	192,306
News America, Inc., 6.90%, 8/15/39(1)	710,000	773,380
Omnicom Group, Inc., 4.45%, 8/15/20(1)	670,000	660,138
Time Warner Cable, Inc., 5.40%, 7/2/12(1)	790,000	830,585
Time Warner Cable, Inc., 6.75%, 7/1/18(1)	1,430,000	1,625,361
Time Warner, Inc., 3.15%, 7/15/15(1)	540,000	546,793
Time Warner, Inc., 4.875%, 3/15/20(1)	220,000	224,471
Time Warner, Inc., 7.70%, 5/1/32(1)	440,000	514,197
Time Warner, Inc., 6.10%, 7/15/40(1)	340,000	333,640
Virgin Media Secured Finance plc, 6.50%, 1/15/18(1)	1,340,000	1,470,650
Virgin Media Secured Finance plc, 5.25%, 1/15/21(1)(2)	380,000	381,555
		16,838,767
METALS & MINING — 0.7%
Anglo American Capital plc, 9.375%, 4/8/19(1)(2)	250,000	333,284
Anglo American Capital plc, 4.45%, 9/27/20(1)(2)	220,000	220,251
AngloGold Ashanti Holdings plc, 5.375%, 4/15/20(1)	655,000	664,814
ArcelorMittal, 9.85%, 6/1/19(1)	590,000	748,962
ArcelorMittal, 5.25%, 8/5/20(1)	455,000	445,286
ArcelorMittal, 5.50%, 3/1/21(1)	590,000	581,785

15

Principal Amount	Value
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17(1)	$630,000	$695,400
Newmont Mining Corp., 6.25%, 10/1/39(1)	370,000	393,604
Rio Tinto Finance USA Ltd., 9.00%, 5/1/19(1)	200,000	262,968
Rio Tinto Finance USA Ltd., 3.50%, 11/2/20(1)	240,000	223,888
Teck Resources Ltd., 5.375%, 10/1/15(1)	210,000	227,722
Teck Resources Ltd., 3.85%, 8/15/17	100,000	100,080
Vale Overseas Ltd., 5.625%, 9/15/19(1)	755,000	793,577
Vale Overseas Ltd., 4.625%, 9/15/20	250,000	244,804
		5,936,425
MULTILINE RETAIL — 0.1%
Macy’s Retail Holdings, Inc., 5.35%, 3/15/12(1)	100,000	103,500
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16(1)	390,000	421,200
		524,700
MULTI-UTILITIES — 0.6%
CMS Energy Corp., 4.25%, 9/30/15	290,000	291,918
CMS Energy Corp., 8.75%, 6/15/19(1)	990,000	1,185,300
Dominion Resources, Inc., 6.40%, 6/15/18(1)	960,000	1,096,618
Nisource Finance Corp., 6.25%, 12/15/40(1)	260,000	266,351
Pacific Gas & Electric Co., 5.80%, 3/1/37(1)	701,000	710,483
PG&E Corp., 5.75%, 4/1/14(1)	110,000	120,174
Sempra Energy, 8.90%, 11/15/13(1)	500,000	581,524
Sempra Energy, 6.50%, 6/1/16(1)	410,000	467,849
Sempra Energy, 9.80%, 2/15/19(1)	130,000	172,687
		4,892,904
OFFICE ELECTRONICS — 0.1%
Xerox Corp., 5.65%, 5/15/13(1)	190,000	204,602
Xerox Corp., 4.25%, 2/15/15(1)	580,000	610,450
		815,052
OIL, GAS & CONSUMABLE FUELS — 2.8%
Anadarko Petroleum Corp., 5.95%, 9/15/16(1)	$910,000	$989,254
Anadarko Petroleum Corp., 6.45%, 9/15/36(1)	480,000	480,872
Apache Corp., 5.25%, 2/1/42(1)	220,000	208,859
BP Capital Markets plc, 3.20%, 3/11/16(1)	560,000	557,150
BP Capital Markets plc, 4.50%, 10/1/20(1)	360,000	357,385
Cenovus Energy, Inc., 4.50%, 9/15/14(1)	310,000	332,798
Chesapeake Energy Corp., 7.625%, 7/15/13(1)	300,000	337,500
ConocoPhillips, 5.75%, 2/1/19(1)	710,000	803,788
El Paso Corp., 7.875%, 6/15/12(1)	156,000	166,402
El Paso Corp., 7.25%, 6/1/18(1)	900,000	1,015,199
Enbridge Energy Partners LP, 6.50%, 4/15/18(1)	540,000	611,565
Enbridge Energy Partners LP, 5.20%, 3/15/20(1)	220,000	228,848
Enbridge Energy Partners LP, 5.50%, 9/15/40(1)	490,000	458,293
Enterprise Products Operating LLC, 3.70%, 6/1/15(1)	420,000	432,472
Enterprise Products Operating LLC, 6.30%, 9/15/17(1)	980,000	1,104,927
Enterprise Products Operating LLC, 5.20%, 9/1/20(1)	750,000	773,891
Enterprise Products Operating LLC, 5.95%, 2/1/41(1)	440,000	429,438
EOG Resources, Inc., 5.625%, 6/1/19(1)	240,000	263,483
Hess Corp., 6.00%, 1/15/40(1)	320,000	324,595
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20(1)	510,000	584,504
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20(1)	550,000	570,881
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39(1)	620,000	637,505

16

Principal Amount	Value
Magellan Midstream Partners LP, 6.55%, 7/15/19(1)	$560,000	$638,767
Marathon Petroleum Corp., 3.50%, 3/1/16(1)(2)	170,000	170,332
Marathon Petroleum Corp., 6.50%, 3/1/41(1)(2)	240,000	243,289
Motiva Enterprises LLC, 5.75%, 1/15/20(1)(2)	380,000	415,578
Newfield Exploration Co., 6.875%, 2/1/20(1)	985,000	1,044,100
Nexen, Inc., 6.20%, 7/30/19(1)	500,000	553,107
Noble Energy, Inc., 6.00%, 3/1/41(1)	240,000	241,685
Peabody Energy Corp., 6.50%, 9/15/20(1)	310,000	334,025
Pemex Project Funding Master Trust, 6.625%, 6/15/35(1)	230,000	231,700
Petrobras International Finance Co. - Pifco, 5.75%, 1/20/20(1)	300,000	310,650
Petrobras International Finance Co. - Pifco, 5.375%, 1/27/21	880,000	885,989
Petroleos Mexicanos, 6.00%, 3/5/20(1)	480,000	511,920
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15(1)	400,000	412,247
Plains All American Pipeline LP/PAA Finance Corp., 8.75%, 5/1/19(1)	760,000	951,086
Shell International Finance BV, 3.10%, 6/28/15(1)	800,000	819,623
Shell International Finance BV, 6.375%, 12/15/38(1)	220,000	249,272
Suncor Energy, Inc., 6.10%, 6/1/18(1)	633,000	715,180
Talisman Energy, Inc., 7.75%, 6/1/19(1)	920,000	1,123,205
TransCanada PipeLines Ltd., 3.80%, 10/1/20	280,000	269,713
Valero Energy Corp., 4.50%, 2/1/15(1)	710,000	746,838
Williams Partners LP, 5.25%, 3/15/20(1)	310,000	323,591
Williams Partners LP, 4.125%, 11/15/20(1)	330,000	314,341
		23,175,847
PAPER & FOREST PRODUCTS — 0.2%
Georgia-Pacific LLC, 5.40%, 11/1/20(1)(2)	$970,000	$958,202
Georgia-Pacific LLC, 8.875%, 5/15/31(1)	150,000	181,875
International Paper Co., 9.375%, 5/15/19(1)	305,000	392,701
		1,532,778
PHARMACEUTICALS — 0.5%
Abbott Laboratories, 5.30%, 5/27/40(1)	680,000	670,514
AstraZeneca plc, 5.90%, 9/15/17(1)	140,000	159,795
Pfizer, Inc., 7.20%, 3/15/39(1)	470,000	583,750
Roche Holdings, Inc., 5.00%, 3/1/14(1)(2)	285,000	310,648
Roche Holdings, Inc., 6.00%, 3/1/19(1)(2)	650,000	736,953
Sanofi-Aventis SA, 4.00%, 3/29/21(1)	436,000	429,120
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14(1)	1,280,000	1,376,173
		4,266,953
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.8%
AMB Property LP, 6.625%, 12/1/19(1)	590,000	651,761
Boston Properties LP, 4.125%, 5/15/21(1)	660,000	627,985
Developers Diversified Realty Corp., 5.375%, 10/15/12(1)	280,000	290,139
Developers Diversified Realty Corp., 4.75%, 4/15/18(1)	530,000	515,767
Digital Realty Trust LP, 4.50%, 7/15/15	270,000	277,157
Digital Realty Trust LP, 5.875%, 2/1/20(1)	280,000	292,345
HCP, Inc., 3.75%, 2/1/16(1)	540,000	542,373
HCP, Inc., 5.375%, 2/1/21	840,000	848,623
Host Hotels & Resorts, Inc., 6.00%, 11/1/20(1)	320,000	316,000
Kimco Realty Corp., 6.875%, 10/1/19(1)	300,000	350,153
ProLogis, 6.875%, 3/15/20(1)	13,000	14,230
Reckson Operating Partnership LP, 7.75%, 3/15/20(1)	540,000	606,838
Simon Property Group LP, 5.10%, 6/15/15(1)	200,000	217,953

17

Principal Amount	Value
Simon Property Group LP, 5.75%, 12/1/15(1)	$390,000	$433,483
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15(1)	635,000	615,934
		6,600,741
ROAD & RAIL — 0.2%
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41(1)	200,000	184,793
CSX Corp., 5.75%, 3/15/13(1)	263,000	283,375
Norfolk Southern Corp., 5.75%, 1/15/16(1)	250,000	279,894
Norfolk Southern Corp., 5.75%, 4/1/18(1)	500,000	560,366
Union Pacific Corp., 5.75%, 11/15/17(1)	180,000	201,921
Union Pacific Corp., 7.875%, 1/15/19(1)	460,000	574,318
		2,084,667
SOFTWARE — 0.3%
Intuit, Inc., 5.75%, 3/15/17(1)	400,000	438,042
Oracle Corp., 5.25%, 1/15/16(1)	1,200,000	1,333,122
Oracle Corp., 5.375%, 7/15/40(1)(2)	570,000	556,803
		2,327,967
SPECIALTY RETAIL — 0.3%
GameStop Corp./GameStop, Inc., 8.00%, 10/1/12(1)	118,000	120,803
Home Depot, Inc. (The), 5.40%, 3/1/16(1)	690,000	762,512
Home Depot, Inc. (The), 5.95%, 4/1/41(1)	420,000	420,288
Ltd. Brands, Inc., 6.90%, 7/15/17(1)	500,000	538,750
Staples, Inc., 9.75%, 1/15/14(1)	265,000	318,110
		2,160,463
TEXTILES, APPAREL & LUXURY GOODS — 0.1%
Hanesbrands, Inc., 6.375%, 12/15/20(1)	450,000	441,000
WIRELESS TELECOMMUNICATION SERVICES — 0.5%
America Movil SAB de CV, 5.00%, 10/16/19(1)	650,000	671,876
America Movil SAB de CV, 5.00%, 3/30/20(1)	370,000	382,915
American Tower Corp., 4.625%, 4/1/15(1)	860,000	892,317
Rogers Communications, Inc., 6.25%, 6/15/13(1)	340,000	374,594
SBA Telecommunications, Inc., 8.00%, 8/15/16(1)	$250,000	$273,438
SBA Telecommunications, Inc., 8.25%, 8/15/19(1)	400,000	444,000
Vodafone Group plc, 5.00%, 12/16/13(1)	720,000	781,030
		3,820,170
TOTAL CORPORATE BONDS (Cost $204,752,317)		212,512,036
U.S. Government Agency Mortgage-Backed Securities(5) — 25.2%
FHLMC, 6.50%, 12/1/12(1)	241	262
FHLMC, 6.00%, 1/1/13(1)	2,294	2,490
FHLMC, 7.00%, 11/1/13(1)	783	828
FHLMC, 7.00%, 6/1/14(1)	2,360	2,519
FHLMC, 6.50%, 6/1/16(1)	4,533	4,932
FHLMC, 6.50%, 6/1/16(1)	9,049	9,850
FHLMC, 5.00%, 4/1/19	3,274,275	3,504,071
FHLMC, 7.00%, 9/1/27(1)	1,115	1,281
FHLMC, 6.50%, 1/1/28(1)	1,988	2,247
FHLMC, 7.00%, 2/1/28(1)	303	348
FHLMC, 6.50%, 3/1/29(1)	10,975	12,405
FHLMC, 6.50%, 6/1/29(1)	8,147	9,209
FHLMC, 7.00%, 8/1/29(1)	1,488	1,712
FHLMC, 7.50%, 8/1/29(1)	2,947	3,416
FHLMC, 6.50%, 5/1/31(1)	129	146
FHLMC, 6.50%, 5/1/31(1)	5,475	6,188
FHLMC, 6.50%, 6/1/31(1)	95	107
FHLMC, 6.50%, 6/1/31(1)	365	413
FHLMC, 6.50%, 6/1/31(1)	1,032	1,166
FHLMC, 6.50%, 6/1/31(1)	2,703	3,055
FHLMC, 5.50%, 12/1/33(1)	152,642	163,872
FHLMC, 5.50%, 1/1/38(1)	2,103,080	2,250,585
FHLMC, 5.50%, 4/1/38(1)	1,756,323	1,876,489
FHLMC, 6.00%, 5/1/38	2,522,700	2,755,610
FHLMC, 6.00%, 8/1/38(1)	263,943	287,652
FHLMC, 5.50%, 9/1/38	8,561,872	9,183,788
FHLMC, 6.50%, 7/1/47(1)	36,596	40,810
FNMA, 4.50%, settlement date 4/15/11(6)	13,000,000	13,211,250
FNMA, 6.00%, settlement date 4/15/11(6)	3,900,000	4,238,813
FNMA, 6.50%, settlement date 4/15/11(6)	1,304,000	1,461,703
FNMA, 6.00%, 5/1/13(1)	288	314
FNMA, 6.00%, 5/1/13(1)	862	939
FNMA, 6.00%, 7/1/13(1)	2,528	2,753

18

Principal Amount	Value
FNMA, 6.00%, 12/1/13(1)	$3,070	$3,344
FNMA, 6.00%, 1/1/14(1)	2,426	2,643
FNMA, 6.00%, 2/1/14(1)	3,567	3,886
FNMA, 6.00%, 4/1/14(1)	4,566	4,974
FNMA, 5.50%, 12/1/16(1)	17,674	19,173
FNMA, 5.50%, 12/1/16(1)	42,970	46,613
FNMA, 6.50%, 1/1/26(1)	6,748	7,643
FNMA, 7.00%, 12/1/27(1)	953	1,101
FNMA, 6.50%, 1/1/28(1)	653	739
FNMA, 7.00%, 1/1/28(1)	203	234
FNMA, 7.50%, 4/1/28(1)	2,901	3,362
FNMA, 7.00%, 5/1/28(1)	4,420	5,110
FNMA, 7.00%, 6/1/28(1)	456	528
FNMA, 6.50%, 1/1/29(1)	1,537	1,739
FNMA, 6.50%, 4/1/29(1)	4,800	5,431
FNMA, 7.00%, 7/1/29(1)	3,698	4,275
FNMA, 7.00%, 7/1/29(1)	4,300	4,975
FNMA, 7.50%, 7/1/29(1)	10,255	11,906
FNMA, 7.50%, 8/1/30(1)	4,727	5,493
FNMA, 7.50%, 9/1/30(1)	3,261	3,785
FNMA, 7.00%, 9/1/31(1)	18,116	20,876
FNMA, 6.50%, 1/1/32(1)	8,312	9,404
FNMA, 7.00%, 6/1/32(1)	93,272	107,517
FNMA, 6.50%, 8/1/32(1)	32,593	36,876
FNMA, 5.50%, 6/1/33(1)	163,531	175,992
FNMA, 5.50%, 7/1/33(1)	842,277	906,454
FNMA, 5.50%, 8/1/33(1)	188,075	202,405
FNMA, 5.50%, 9/1/33(1)	261,877	281,831
FNMA, 5.00%, 11/1/33(1)	1,613,268	1,698,825
FNMA, 5.50%, 1/1/34(1)	438,066	472,370
FNMA, 5.50%, 12/1/34(1)	1,215,553	1,306,652
FNMA, 4.50%, 1/1/35	766,918	788,868
FNMA, 5.00%, 8/1/35(1)	1,019,849	1,072,182
FNMA, 4.50%, 9/1/35(1)	1,037,059	1,062,528
FNMA, 5.00%, 2/1/36(1)	6,239,891	6,560,087
FNMA, 5.50%, 7/1/36(1)	616,951	661,261
FNMA, 5.50%, 2/1/37(1)	230,227	246,762
FNMA, 6.00%, 4/1/37	917,007	1,002,817
FNMA, 6.00%, 7/1/37	3,565,328	3,898,955
FNMA, 6.00%, 8/1/37	3,364,036	3,678,827
FNMA, 6.50%, 8/1/37(1)	403,596	449,120
FNMA, 6.00%, 9/1/37	4,121,542	4,487,897
FNMA, 6.00%, 11/1/37	1,183,877	1,294,658
FNMA, 5.50%, 2/1/38(1)	1,845,069	1,974,122
FNMA, 5.50%, 2/1/38	8,323,046	8,946,816
FNMA, 5.50%, 6/1/38	2,964,736	3,181,369
FNMA, 5.00%, 1/1/39	$1,905,174	$1,999,365
FNMA, 4.50%, 2/1/39	4,784,848	4,873,948
FNMA, 5.50%, 3/1/39	11,024,592	11,809,487
FNMA, 4.50%, 4/1/39	1,793,946	1,831,837
FNMA, 4.50%, 5/1/39	4,153,961	4,241,698
FNMA, 4.50%, 6/1/39	2,879,077	2,935,389
FNMA, 5.00%, 8/1/39	2,599,496	2,728,014
FNMA, 4.50%, 9/1/39	4,489,440	4,584,263
FNMA, 4.50%, 10/1/39	5,063,218	5,170,160
FNMA, 5.00%, 4/1/40	3,896,735	4,111,307
FNMA, 5.00%, 4/1/40	8,863,596	9,279,648
FNMA, 4.00%, 10/1/40	4,642,450	4,572,386
FNMA, 4.50%, 11/1/40	4,138,917	4,219,869
FNMA, 4.00%, 12/1/40	6,027,108	5,930,497
FNMA, 6.50%, 6/1/47(1)	31,467	34,948
FNMA, 6.50%, 8/1/47(1)	91,953	102,123
FNMA, 6.50%, 8/1/47(1)	127,366	141,453
FNMA, 6.50%, 9/1/47(1)	10,719	11,905
FNMA, 6.50%, 9/1/47(1)	87,114	96,749
FNMA, 6.50%, 9/1/47(1)	95,203	105,733
FNMA, 6.50%, 9/1/47(1)	177,907	197,584
GNMA, 7.50%, 8/20/17(1)	3,651	4,079
GNMA, 7.00%, 11/15/22(1)	4,939	5,635
GNMA, 7.00%, 4/20/26(1)	928	1,066
GNMA, 7.50%, 8/15/26(1)	1,758	2,042
GNMA, 8.00%, 8/15/26(1)	978	1,147
GNMA, 7.50%, 5/15/27(1)	2,297	2,669
GNMA, 8.00%, 6/15/27(1)	1,882	2,213
GNMA, 7.50%, 11/15/27(1)	247	287
GNMA, 7.00%, 2/15/28(1)	586	678
GNMA, 7.50%, 2/15/28(1)	887	1,032
GNMA, 6.50%, 3/15/28(1)	1,692	1,916
GNMA, 7.00%, 4/15/28(1)	294	340
GNMA, 6.50%, 5/15/28(1)	4,534	5,135
GNMA, 7.00%, 12/15/28(1)	1,308	1,513
GNMA, 7.00%, 5/15/31(1)	8,518	9,865
GNMA, 6.00%, 7/15/33	2,383,807	2,636,094
GNMA, 4.50%, 8/15/33	3,896,174	4,046,137
GNMA, 5.00%, 3/20/36	638,130	680,905
GNMA, 5.00%, 4/20/36	1,497,406	1,595,440
GNMA, 5.00%, 5/20/36(1)	2,091,464	2,228,389
GNMA, 5.50%, 1/15/39	2,412,822	2,646,816
GNMA, 6.00%, 1/20/39	298,336	325,793
GNMA, 6.00%, 2/20/39(1)	1,675,770	1,829,994
GNMA, 4.50%, 6/15/39	9,319,728	9,637,667
GNMA, 5.50%, 9/15/39	416,726	454,014
GNMA, 5.00%, 10/15/39	4,452,062	4,738,664

19

Principal Amount	Value
GNMA, 5.00%, 8/20/40	$9,249,174	$9,820,022
GNMA, 4.00%, 11/20/40	11,268,187	11,265,253
GNMA, 4.00%, 12/15/40	3,973,673	3,974,501
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $206,797,715)		208,601,317
U.S. Treasury Securities — 21.9%
U.S. Treasury Bonds, 10.625%, 8/15/15(1)	1,580,000	2,158,552
U.S. Treasury Bonds, 8.125%, 8/15/21(1)	955,000	1,340,432
U.S. Treasury Bonds, 5.25%, 2/15/29(1)	5,227,000	5,882,011
U.S. Treasury Bonds, 5.375%, 2/15/31(1)	6,900,000	7,884,326
U.S. Treasury Bonds, 4.75%, 2/15/37(1)	800,000	836,625
U.S. Treasury Bonds, 4.25%, 5/15/39(1)	500,000	479,297
U.S. Treasury Bonds, 4.375%, 11/15/39(1)	15,870,000	15,515,401
U.S. Treasury Notes, 0.75%, 11/30/11(1)	3,300,000	3,311,860
U.S. Treasury Notes, 0.75%, 5/31/12(1)	2,500,000	2,510,340
U.S. Treasury Notes, 4.25%, 9/30/12(1)	1,390,000	1,466,071
U.S. Treasury Notes, 1.375%, 10/15/12(1)	9,900,000	10,017,562
U.S. Treasury Notes, 1.375%, 11/15/12(1)	20,800,000	21,046,189
U.S. Treasury Notes, 0.50%, 11/30/12(1)	6,440,000	6,423,649
U.S. Treasury Notes, 1.375%, 5/15/13(1)	1,000,000	1,010,386
U.S. Treasury Notes, 1.25%, 3/15/14(1)	16,760,000	16,741,665
U.S. Treasury Notes, 2.375%, 8/31/14(1)	1,200,000	1,234,219
U.S. Treasury Notes, 2.625%, 12/31/14(1)	3,800,000	3,930,329
U.S. Treasury Notes, 2.50%, 3/31/15(1)	5,000,000	5,137,135
U.S. Treasury Notes, 1.25%, 8/31/15(1)	7,835,000	7,584,648
U.S. Treasury Notes, 1.25%, 9/30/15(1)	13,556,000	13,094,256
U.S. Treasury Notes, 2.125%, 12/31/15(1)	21,500,000	21,476,479
U.S. Treasury Notes, 2.00%, 1/31/16(1)	11,500,000	11,401,169
U.S. Treasury Notes, 4.75%, 8/15/17(1)	1,092,000	1,222,614
U.S. Treasury Notes, 2.75%, 2/28/18(1)	$1,355,000	$1,342,932
U.S. Treasury Notes, 3.625%, 2/15/20(1)	700,000	718,102
U.S. Treasury Notes, 2.625%, 8/15/20(1)	7,900,000	7,401,929
U.S. Treasury Notes, 2.625%, 11/15/20(1)	6,500,000	6,057,694
U.S. Treasury Notes, 3.625%, 2/15/21(1)	4,500,000	4,558,360
TOTAL U.S. TREASURY SECURITIES (Cost $181,634,035)		181,784,232
Commercial Mortgage-Backed Securities(5) — 6.4%
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A3 SEQ, 4.43%, 11/10/39(1)	1,616,992	1,624,246
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A4 SEQ, 4.76%, 11/10/39(1)	1,500,000	1,582,219
Commercial Mortgage Pass-Through Certificates, Series 2004 LB2A, Class A3 SEQ, 4.22%, 3/10/39(1)	134,218	134,717
Commercial Mortgage Pass-Through Certificates, Series 2004 LB3A, Class A4 SEQ, VRN, 5.23%, 4/1/11(1)	1,700,000	1,744,398
Credit Suisse Mortgage Capital Certificates, Series 2007 TF2A, Class A1, VRN, 0.44%, 4/15/11, resets monthly off the 1-month LIBOR plus 0.18% with no caps(1)(2)	1,435,682	1,403,458
GE Capital Commercial Mortgage Corp., Series 2005 C3, Class A5, VRN, 4.98%, 4/1/11(1)	750,000	769,869
Greenwich Capital Commercial Funding Corp., Series 2005 GG3, Class A4, VRN, 4.80%, 4/1/11(1)	1,750,000	1,845,928
GS Mortgage Securities Corp. II, Series 2004 GG2, Class A4 SEQ, 4.96%, 8/10/38(1)	3,150,000	3,184,403
GS Mortgage Securities Corp. II, Series 2004 GG2, Class A6 SEQ, VRN, 5.40%, 4/1/11(1)	2,100,000	2,249,150

20

Principal Amount	Value
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A2 SEQ, 4.475%, 7/10/39(1)	$1,899,303	$1,897,840
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A4 SEQ, 4.76%, 7/10/39(1)	3,000,000	3,128,787
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A4A SEQ, 4.75%, 7/10/39(1)	2,350,000	2,472,223
LB-UBS Commercial Mortgage Trust, Series 2004 C1, Class A4 SEQ, 4.57%, 1/15/31(1)	2,000,000	2,098,780
LB-UBS Commercial Mortgage Trust, Series 2004 C2, Class A3 SEQ, 3.97%, 3/15/29(1)	1,679,659	1,712,064
LB-UBS Commercial Mortgage Trust, Series 2004 C2, Class A4 SEQ, 4.37%, 3/15/36(1)	3,150,000	3,285,350
LB-UBS Commercial Mortgage Trust, Series 2004 C4, Class A4, VRN, 5.39%, 4/11/11(1)	1,150,000	1,231,987
LB-UBS Commercial Mortgage Trust, Series 2005 C2, Class A2 SEQ, 4.82%, 4/15/30(1)	333,531	333,729
LB-UBS Commercial Mortgage Trust, Series 2005 C2, Class A4 SEQ, 5.00%, 4/15/30	3,502,000	3,580,744
LB-UBS Commercial Mortgage Trust, Series 2005 C3, Class A3 SEQ, 4.65%, 7/15/30(1)	1,700,000	1,724,187
LB-UBS Commercial Mortgage Trust, Series 2005 C5, Class AM, VRN, 5.02%, 4/11/11(1)	800,000	822,209
LB-UBS Commercial Mortgage Trust, Series 2005 C7, Class A4 SEQ, VRN, 5.20%, 4/11/11(1)	925,000	992,285
LB-UBS Commercial Mortgage Trust, Series 2005 C7, Class AM SEQ, VRN, 5.26%, 4/11/11(1)	750,000	776,679
Merrill Lynch Floating Trust, Series 2006-1, Class A1, VRN, 0.33%, 4/15/11, resets monthly off the 1-month LIBOR plus 0.07% with no caps(1)(2)	127,561	125,005
Morgan Stanley Capital I, Series 2001 T5, Class A4 SEQ, 6.39%, 10/15/35(1)	$5,257,381	$5,356,835
Morgan Stanley Capital I, Series 2003 T11, Class A3 SEQ, 4.85%, 6/13/41(1)	534,560	543,045
Morgan Stanley Capital I, Series 2004 HQ3, Class A3 SEQ, 4.49%, 1/13/41(1)	379,645	388,537
Morgan Stanley Capital I, Series 2005 HQ6, Class A2A SEQ, 4.88%, 8/13/42(1)	2,206,103	2,230,183
PNC Mortgage Acceptance Corp., Series 2001 C1, Class A2 SEQ, 6.36%, 3/12/34(1)	75,758	75,720
Wachovia Bank Commercial Mortgage Trust, Series 2003 C3, Class A2 SEQ, 4.87%, 2/15/35(1)	1,300,000	1,357,910
Wachovia Bank Commercial Mortgage Trust, Series 2004 C11, Class A3 SEQ, 4.72%, 1/15/41(1)	201,416	203,547
Wachovia Bank Commercial Mortgage Trust, Series 2004 C15, Class A3 SEQ, 4.50%, 10/15/41(1)	800,000	822,866
Wachovia Bank Commercial Mortgage Trust, Series 2005 C20, Class A6A, VRN, 5.11%, 4/1/11(1)	3,100,000	3,211,515
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $52,667,273)		52,910,415
U.S. Government Agency Securities and Equivalents — 4.2%
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 1.5%
FHLMC, 5.50%, 8/23/17(1)	3,000,000	3,443,412
FHLMC, 4.875%, 6/13/18(1)	1,530,000	1,701,726
FNMA, 1.625%, 10/26/15	1,280,000	1,245,224
FNMA, 2.375%, 4/11/16(1)	1,730,000	1,724,127
FNMA, 5.00%, 2/13/17(1)	1,650,000	1,844,353
FNMA, 6.625%, 11/15/30(1)	2,173,000	2,749,397
		12,708,239
GOVERNMENT-BACKED CORPORATE BONDS(7) — 2.7%
Ally Financial, Inc., 1.75%, 10/30/12(1)	4,000,000	4,066,108
Bank of America Corp., 2.10%, 4/30/12(1)	4,000,000	4,074,092
Bank of America Corp., 3.125%, 6/15/12(1)	1,500,000	1,546,827

21

Principal Amount	Value
Citigroup Funding, Inc., 1.875%, 10/22/12	$5,000,000	$5,093,515
General Electric Capital Corp., 2.20%, 6/8/12(1)	2,500,000	2,551,815
General Electric Capital Corp., 2.625%, 12/28/12(1)	2,465,000	2,543,729
U.S. Bancorp., 1.80%, 5/15/12	2,000,000	2,030,058
		21,906,144
TOTAL U.S. GOVERNMENT AGENCY SECURITIES AND EQUIVALENTS (Cost $33,933,322)		34,614,383
Collateralized Mortgage Obligations(5) — 3.8%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 3.3%
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37(1)	560,674	431,070
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19(1)	1,001,210	1,009,822
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A3, VRN, 2.94%, 4/1/11(1)	792,530	721,007
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 2.77%, 4/1/11(1)	1,454,712	1,292,147
Chase Mortgage Finance Corp., Series 2005 A1, Class 2A2 SEQ, VRN, 2.95%, 4/1/11(1)	737,403	718,173
Chase Mortgage Finance Corp., Series 2006 S4, Class A3, 6.00%, 12/25/36(1)	116,686	119,343
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.35%, 4/1/11(1)	1,720,080	1,705,365
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	619,917	654,277
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35(1)	567,134	565,588
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-19, Class 1A1, 5.50%, 8/25/35	657,436	629,936
Credit Suisse First Boston Mortgage Securities Corp., Series 2003 AR28, Class 2A1, VRN, 2.80%, 4/1/11(1)	$397,681	$375,283
GSR Mortgage Loan Trust, Series 2005 6F, Class 3A15, 5.50%, 7/25/35(1)	965,415	980,669
J.P. Morgan Mortgage Trust, Series 2004 S2, Class 1A3 SEQ, 4.75%, 11/25/19	499,333	509,818
J.P. Morgan Mortgage Trust, Series 2005 A6, Class 7A1, VRN, 3.08%, 4/1/11(1)	1,302,489	1,114,505
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33(1)	544,241	575,176
Residential Funding Mortgage Securities I, Series 2006 S10, Class 2A1 SEQ, 5.50%, 10/25/21(1)	1,561,416	1,581,345
WaMu Mortgage Pass-Through Certificates, Series 2003 S11, Class 3A5, 5.95%, 11/25/33(1)	603,380	642,580
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-17, Class 1A14, 5.25%, 1/25/34(1)	1,123,071	1,166,104
Wells Fargo Mortgage-Backed Securities Trust, Series 2004 A, Class A1, VRN, 4.85%, 4/1/11(1)	618,094	644,004
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-2, Class 1A1, SEQ, 5.50%, 4/25/35	775,984	790,895
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	671,905	679,818
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	1,802,755	1,776,379
Wells Fargo Mortgage-Backed Securities Trust, Series 2006 AR1, Class 2A2 SEQ, VRN, 5.41%, 4/1/11(1)	595,336	599,690
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-3, Class A9 SEQ, 5.50%, 3/25/36	1,165,011	1,182,358
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A10 SEQ, 6.00%, 7/25/36(1)	1,300,000	1,252,362

22

Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9, SEQ, 6.00%, 8/25/36(1)	$1,100,000	$1,074,406
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4, 6.00%, 8/25/36	1,500,000	1,449,927
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-14, Class A1, 6.00%, 10/25/36	997,335	952,738
Wells Fargo Mortgage-Backed Securities Trust, Series 2007 AR10, Class 1A1, VRN, 6.19%, 4/1/11	921,490	929,248
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	1,146,277	1,195,547
		27,319,580
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.5%
FHLMC, Series 2702, Class AB, 4.50%, 7/15/27	229,478	230,323
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25(1)	700,000	752,130
FHLMC, Series 3203, Class VN SEQ, 5.00%, 6/15/22(1)	3,000,000	3,199,730
FNMA, Series 1989-35, Class G SEQ, 9.50%, 7/25/19(1)	2,012	2,294
FNMA, Series 2003-10, Class HW SEQ, 5.00%, 11/25/16(1)	73,292	73,317
		4,257,794
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $30,507,725)		31,577,374
Sovereign Governments & Agencies — 3.8%
BRAZIL — 0.4%
Brazilian Government International Bond, 5.875%, 1/15/19(1)	2,020,000	2,247,250
Brazilian Government International Bond, 4.875%, 1/22/21	590,000	604,750
Brazilian Government International Bond, 5.625%, 1/7/41(1)	390,000	385,125
		3,237,125
CANADA — 0.1%
Hydro Quebec, 8.40%, 1/15/22(1)	$29,000	$39,332
Province of Ontario Canada, 5.45%, 4/27/16(1)	550,000	621,787
		661,119
GERMANY — 2.7%
German Federal Republic, 3.50%, 7/4/19EUR	15,000,000	21,692,131
KfW, 4.125%, 10/15/14(1)	$690,000	749,731
		22,441,862
ITALY — 0.1%
Republic of Italy, 3.125%, 1/26/15(1)	770,000	772,922
MEXICO — 0.3%
United Mexican States, 5.625%, 1/15/17(1)	300,000	332,400
United Mexican States, 5.95%, 3/19/19(1)	1,450,000	1,623,275
United Mexican States, 5.125%, 1/15/20(1)	700,000	735,700
United Mexican States, 6.05%, 1/11/40(1)	220,000	227,700
		2,919,075
NORWAY — 0.1%
Government of Norway, 6.00%, 5/16/11NOK	4,400,000	798,935
POLAND — 0.1%
Poland Government International Bond, 3.875%, 7/16/15(1)	$170,000	172,480
Poland Government International Bond, 6.375%, 7/15/19(1)	350,000	390,728
		563,208
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES (Cost $31,175,213)		31,394,246
Municipal Securities — 2.9%
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.83%, 2/15/41(1)	220,000	246,829
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 5.94%, 2/15/47(1)	195,000	171,456
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50(1)	260,000	270,774
Bay Area Toll Auth. Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40(1)	1,170,000	1,194,874

23

Principal Amount	Value
California Educational Facilities Auth. Rev., Series 2009 A, (University of Southern California), 5.00%, 10/1/39(1)	$1,015,000	$993,117
California Educational Facilities Auth. Rev., Series 2009 B, (University of Southern California), 5.00%, 10/1/38(1)	515,000	504,818
California GO, (Building Bonds), 6.65%, 3/1/22(1)	240,000	260,155
California GO, (Building Bonds), 7.55%, 4/1/39(1)	100,000	109,601
California GO, (Building Bonds), 7.30%, 10/1/39(1)	200,000	213,046
California GO, (Building Bonds), 7.60%, 11/1/40(1)	95,000	104,492
Georgia Municipal Electric Auth. Rev., Series 2010 J, (Building Bonds), 6.64%, 4/1/57(1)	770,000	735,296
Illinois GO, 5.88%, 3/1/19(1)	940,000	941,532
Illinois GO, (Building Bonds), 7.35%, 7/1/35(1)	115,000	118,692
Illinois GO, (Taxable Pension), 5.10%, 6/1/33(1)	1,053,000	854,794
Illinois GO, Series 2010-3, (Building Bonds), 6.725%, 4/1/35	310,000	297,727
Irvine Ranch Water District Joint Powers Agency Rev., (Taxable Issue 2), 2.61%, 3/15/14(1)(8)	1,900,000	1,934,143
Kansas State Department of Transportation Highway Rev., Series 2010 A, (Building Bonds), 4.60%, 9/1/35(1)	230,000	207,929
Los Angeles Community College District GO, (Building Bonds) (Election of 2008), 6.75%, 8/1/49(1)	200,000	213,364
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36(1)	480,000	473,597
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39(1)	70,000	65,325
Maryland State Transportation Auth. Rev., (Building Bonds), 5.75%, 7/1/41(1)	75,000	76,667
Metropolitan Atlanta Rapid Transit Auth. Sales Tax Rev., Series 2009 A, 5.00%, 7/1/39(1)	$1,420,000	$1,379,104
Metropolitan Transportation Auth. Rev., Series 2010 C1, (Building Bonds), 6.69%, 11/15/40(1)	460,000	472,429
Metropolitan Transportation Auth. Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40(1)	545,000	568,789
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33(1)	280,000	276,973
New Jersey State Turnpike Auth. Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40(1)	250,000	280,948
New Jersey State Turnpike Auth. Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41(1)	505,000	548,965
New York GO, Series 2010 F1, (Building Bonds), 6.27%, 12/1/37(1)	670,000	703,125
New York Municipal Water Finance Auth. Rev., Series 2011 GG, 5.00%, 6/15/43(1)	1,585,000	1,524,818
Ohio State Water Development Auth. Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34(1)	390,000	375,352
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34(1)	200,000	200,802
Pennsylvania Turnpike Commission Rev., Series 2010 B, (Building Bonds), 5.56%, 12/1/49(1)	600,000	547,266
Port Seattle Rev., Series 2010 B, (Intermediate Lien), 5.00%, 6/1/40(1)	820,000	761,829
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40(1)	715,000	717,503
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36(1)	650,000	631,040

24

Principal Amount	Value
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41(1)	$500,000	$453,185
Salt River Agricultural Improvement & Power District Rev., Series 2008 A, 5.00%, 1/1/38(1)	715,000	703,031
Salt River Agricultural Improvement & Power District Rev., Series 2009 A, 5.00%, 1/1/39(1)	305,000	299,364
San Antonio Electric & Gas Rev., (Building Bonds), 5.99%, 2/1/39(1)	250,000	260,935
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40(1)	520,000	514,992
Santa Clara Valley Transportation Auth. Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32(1)	595,000	578,310
Texas GO, (Building Bonds), 5.52%, 4/1/39(1)	290,000	296,563
Triborough Bridge & Tunnel Auth. Rev., Series 2008 C, 5.00%, 11/15/38(1)	775,000	752,920
University Regiments Medical Center Rev., (Building Bonds), 6.55%, 5/15/48(1)	635,000	630,034
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40(1)	510,000	484,087
TOTAL MUNICIPAL SECURITIES (Cost $23,936,987)		23,950,592

	Principal Amount/ Shares	Value
Asset-Backed Securities(5) — 0.2%
CenterPoint Energy Transition Bond Co. LLC, Series 2009-1, Class A1 SEQ, 1.83%, 2/15/16	$1,279,828	$1,294,831
SLM Student Loan Trust, Series 2007-8, Class A1, VRN, 0.53%, 4/25/11, resets quarterly off the 3-month LIBOR plus 0.23% with no caps(1)	272,310	272,382
TOTAL ASSET-BACKED SECURITIES (Cost $1,552,111)		1,567,213
Temporary Cash Investments — 7.1%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares(1)	6,392,991	6,392,991
Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 0.375%, 10/31/12, valued at $11,674,679), in a joint trading account at 0.06%, dated 3/31/11, due 4/1/11 (Delivery value $11,434,019)		11,434,000
Repurchase Agreement, Goldman Sachs Group, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 11/15/39, valued at $42,061,816), in a joint trading account at 0.03%, dated 3/31/11, due 4/1/11 (Delivery value $41,160,034)		41,160,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $58,986,991)		58,986,991
TOTAL INVESTMENT SECURITIES — 101.2% (Cost $825,943,689)		837,898,799
OTHER ASSETS AND LIABILITIES — (1.2)%		(10,313,409)
TOTAL NET ASSETS — 100.0%		$827,585,390

25

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
11,559,536	EUR for USD	Barclays Bank plc	4/28/11	$16,375,701	$(672,071)
4,746,144	EUR for USD	HSBC Bank plc	4/28/11	6,723,577	(55,245)
				$23,099,278	$(727,316)

(Value on Settlement Date $22,371,962)

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
169	U.S. Long Bond	June 2011	$20,311,688	$31,307

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
533	U.S. Treasury 2-Year Notes	June 2011	$116,260,625	$(42,880)

Swap Agreements
Notional Amount	Description of Agreement	Premiums Paid (Received)	Value
CREDIT DEFAULT - SELL PROTECTION
$7,500,000	Receive quarterly a fixed rate equal to 1.00% per annum multiplied by the notional amount and pay Bank of America N.A. upon each default event of one of the issues of CDX North America Investment Grade 15 Index, par value of the proportional notional amount. Expires December 2015.*	$51,775	$56,501

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.

The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity’s credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

26

Notes to Schedule of Investments

CDX = Credit Derivative Indexes

Equivalent = Security whose principal payments are backed by the full faith and credit of the United States

EUR = Euro

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers, Inc. — UBS AG

LIBOR = London Interbank Offered Rate

MASTR = Mortgage Asset Securitization Transactions, Inc.

NOK = Norwegian Krone

resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

USD = United States Dollar

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)
Security, or a portion thereof, has been segregated for forward commitments, when-issued securities, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $163,800,000.

(2)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $11,486,588, which represented 1.4% of total net assets.

(3)	When-issued security.

(4)	Category is less than 0.05% of total net assets.

(5)	Final maturity date indicated, unless otherwise noted.

(6)	Forward commitment.

(7)
The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

(8)	Escrowed to maturity in U.S. government securities or state and local government securities.

See Notes to Financial Statements.

27

Statement of Assets and Liabilities

MARCH 31, 2011
Assets
Investment securities, at value (cost of $825,943,689)	$837,898,799
Cash	132,214
Foreign currency holdings, at value (cost of $1,349,003)	1,375,184
Receivable for investments sold	2,061,830
Receivable for capital shares sold	1,821,276
Swap agreements, at value (including net premiums paid (received) of $51,775)	56,501
Interest receivable	6,088,755
849,434,559

Liabilities
Payable for investments purchased	20,809,384
Payable for variation margin on futures contracts	33,313
Unrealized loss on forward foreign currency exchange contracts	727,316
Accrued management fees	279,156
21,849,169

Net Assets	$827,585,390

Institutional Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	78,308,856

Net Asset Value Per Share	$10.57

Net Assets Consist of:
Capital paid in	$816,263,142
Undistributed net investment income	247,141
Accumulated net realized loss	(194,479)
Net unrealized appreciation	11,269,586
$827,585,390

See Notes to Financial Statements.

28

Statement of Operations

YEAR ENDED MARCH 31, 2011
Investment Income (Loss)
Income:
Interest	$23,612,621

Expenses:
Management fees	2,617,269
Trustees’ fees and expenses	22,912
Other expenses	1,194
2,641,375
Fees waived	(91,418)
2,549,957

Net investment income (loss)	21,062,664

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	7,673,825
Futures contract transactions	(635,410)
Swap agreement transactions	79,698
Foreign currency transactions	(903,222)
6,214,891

Change in net unrealized appreciation (depreciation) on:
Investments	1,155,684
Futures contracts	8,540
Swap agreements	(28,209)
Translation of assets and liabilities in foreign currencies	(729,299)
406,716

Net realized and unrealized gain (loss)	6,621,607

Net Increase (Decrease) in Net Assets Resulting from Operations	$27,684,271

See Notes to Financial Statements.

29

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2011 AND MARCH 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$21,062,664	$13,327,021
Net realized gain (loss)	6,214,891	4,281,816
Change in net unrealized appreciation (depreciation)	406,716	8,814,507
Net increase (decrease) in net assets resulting from operations	27,684,271	26,423,344

Distributions to Shareholders
From net investment income	(22,128,608)	(13,702,911)
From net realized gains	(6,216,040)	(1,156,395)
Decrease in net assets from distributions	(28,344,648)	(14,859,306)

Capital Share Transactions
Proceeds from shares sold	330,883,046	278,784,366
Proceeds from reinvestment of distributions	28,344,648	1,554,717
Payments for shares redeemed	(58,869,612)	(17,425,982)
Net increase (decrease) in net assets from capital share transactions	300,358,082	262,913,101

Net increase (decrease) in net assets	299,697,705	274,477,139

Net Assets
Beginning of period	527,887,685	253,410,546
End of period	$827,585,390	$527,887,685

Undistributed net investment income	$247,141	$20,797

Transactions in Shares of the Fund
Sold	30,919,926	26,710,162
Issued in reinvestment of distributions	2,649,226	147,927
Redeemed	(5,473,119)	(1,676,616)
Net increase (decrease) in shares of the fund	28,096,033	25,181,473

See Notes to Financial Statements.

30

Notes to Financial Statements

MARCH 31, 2011

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. NT Diversified Bond Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek a high level of income by investing in non-money market debt securities. The fund is not permitted to invest in any securities issued by companies assigned by the Global Industry Classification Standard to the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

31

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for “roll” transactions as purchases and sales.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

32

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100% and the rates for the Complex Fee range from 0.0500% to 0.1100%. The investment advisor voluntarily agreed to waive 0.049% of its management fee from April 1, 2010 through July 31, 2010, at which time the waiver was terminated. The effective annual management fee before waiver for the year ended March 31, 2011 was 0.40%. The effective annual management fee after waiver for the year ended March 31, 2011 was 0.39%.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2011, totaled $721,748,971, of which $483,383,007 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2011, totaled $463,070,213, of which $353,449,430 represented U.S. Treasury and Government Agency obligations.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

33

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Corporate Bonds	—	$212,512,036	—
U.S. Government Agency Mortgage-Backed Securities	—	208,601,317	—
U.S. Treasury Securities	—	181,784,232	—
Commercial Mortgage-Backed Securities	—	52,910,415	—
U.S. Government Agency Securities and Equivalents	—	34,614,383	—
Collateralized Mortgage Obligations	—	31,577,374	—
Sovereign Governments & Agencies	—	31,394,246	—
Municipal Securities	—	23,950,592	—
Asset-Backed Securities	—	1,567,213	—
Temporary Cash Investments	$6,392,991	52,594,000	—
Total Value of Investment Securities	$6,392,991	$831,505,808	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(727,316)	—
Futures Contracts	$(11,573)	—	—
Swap Agreements	—	4,726	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$(11,573)	$(722,590)	—

6. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund bought and sold credit risk derivative instruments throughout the period. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

34

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of March 31, 2011
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$56,501	Swap agreements	—
Interest Rate Risk	Receivable for variation margin on futures contracts	—	Payable for variation margin on futures contracts	$33,313
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	—	Unrealized loss on forward foreign currency exchange contracts	727,316
		$56,501		$760,629
Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2011
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$79,698	Change in net unrealized appreciation (depreciation) on swaps agreements	$(28,209)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(635,410)	Change in net unrealized appreciation (depreciation) on futures contracts	8,540
Foreign Currency Risk	Net realized gain (loss) on foreign currency ransactions	(841,853)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(786,166)
		$(1,397,565)		$(805,835)

35

7. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$27,380,752	$14,859,306
Long-term capital gains	$963,896	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$826,225,264
Gross tax appreciation of investments	$15,969,831
Gross tax depreciation of investments	(4,296,296)
Net tax appreciation (depreciation) of investments	$11,673,535
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$50,822
Other book-to-tax adjustments	(415,900)
Net tax appreciation (depreciation)	$11,308,457
Undistributed ordinary income	$247,141
Capital loss deferral	$(233,350)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts and futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

The capital loss deferral represents net capital losses incurred in the five-month period ended March 31, 2011. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.

36

Financial Highlights

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2011	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.51	$10.12	$10.56	$10.19	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.35	0.37	0.43	0.49	0.44
Net Realized and Unrealized Gain (Loss)	0.18	0.43	(0.10)	0.43	0.24
Total From Investment Operations	0.53	0.80	0.33	0.92	0.68
Distributions
From Net Investment Income	(0.37)	(0.38)	(0.47)	(0.49)	(0.44)
From Net Realized Gains	(0.10)	(0.03)	(0.30)	(0.06)	(0.05)
Total Distributions	(0.47)	(0.41)	(0.77)	(0.55)	(0.49)
Net Asset Value, End of Period	$10.57	$10.51	$10.12	$10.56	$10.19

Total Return(3)	5.00%	7.99%	3.36%	9.32%	6.96%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.39%	0.38%	0.42%	0.42%	0.42	%(4)
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.40%	0.41%	0.42%	0.42%	0.42	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.24%	3.53%	4.17%	4.82%	4.95	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	3.23%	3.50%	4.17%	4.82%	4.95	%(4)
Portfolio Turnover Rate	77%	104%	299%	246%	308%
Net Assets, End of Period (in thousands)	$827,585	$527,888	$253,411	$162,119	$113,454

(1)	May 12, 2006 (fund inception) through March 31, 2007.

(2)	Computed using average shares outstanding throughout the period.

(3)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(4)	Annualized.

See Notes to Financial Statements.

37

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust
and Shareholders of the NT Diversified Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Diversified Bond Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 19, 2011

38

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century Investment Trust (the proposal was voted on by all shareholders of funds issued by American Century Investment Trust):

Frederick L.A. Grauer	For:	6,489,609,552
	Withhold:	205,862,380
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Institutional Class	For:	512,104,638
	Against:	1,750,604
	Abstain:	6,625,083
	Broker Non-Vote:	0

39

Management

The Board of Trustees

The individuals listed below serve as trustees of the fund. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee, other than Mr. Thomas, is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (2004 to 2006)	40	None
John Freidenrich (1937)	Trustee	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	40	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	40	None

40

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	40	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	40	Cadence Design Systems; Exponent; Financial Engines; Watson Wyatt Worldwide (2002 to 2006)

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	104	None

41

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Officers
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

42

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

43

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $983,896, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2011.

The fund hereby designates $4,901,813 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-71462   1105

ANNUAL REPORT                  MARCH 31, 2011

Premium Money Market Fund

President’s Letter	2
Market Perspective	3
Performance	4
Fund Characteristics	5
Shareholder Fee Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	20
Report of Independent Registered Public Accounting Firm	21
Proxy Voting Results	22
Management	23
Additional Information	26

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Investment Performance and Macroeconomic Update

Investment performance tables turned dramatically since our semiannual report for the six months ended September 30, 2010. That report chronicled an uneven period for economic growth and financial market performance that produced generally higher returns for U.S. bonds than for U.S. stocks. For the subsequent six months ended March 31, 2011, broad U.S. stock indices significantly outperformed their bond counterparts as monetary and fiscal intervention in 2010 fueled investor optimism about economic and financial market conditions in 2011 and 2012. The S&P 500 Index (representing U.S. stocks) and the Barclays Capital U.S. Aggregate Bond Index returned 17.31% and -0.88%, respectively, during those final six months.

In the second half of 2010, the U.S. Federal Reserve launched its second round of quantitative easing (QE2), a form of monetary intervention involving the purchase of U.S. government securities to increase the money supply and encourage investors to purchase potentially higher-risk/higher-return assets, such as stocks. Small-cap growth stocks benefited most from the resulting rally. But besides boosting stock prices, QE2 also helped fuel inflation fears. The benchmark 10-year U.S. Treasury note suffered a -5.92% total return from September 30, 2010, to March 31, 2011, as its yield jumped from 2.51% to 3.47%.

These developments over the more-recent six months are incorporated in the broader, enclosed 12-month Market Perspective and Portfolio Commentary from the portfolio management team. Our experts will continue to diligently apply their knowledge and skills as they make daily investment decisions for you.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic Uncertainty Gave Way to Economic Optimism

Bonds generated solid returns for the 12 months ended March 31, 2011—a period characterized by mixed economic data and changing investor sentiment. Early in the period, a slowdown in the pace of economic growth, combined with lingering high unemployment, the European sovereign debt crisis, and mounting deflationary signals, stoked fears of a double-dip recession. This backdrop fueled demand for Treasuries and other “safe haven” investments.

Dissatisfied with the slow pace of economic growth and the lingering high jobless rate, the Federal Reserve (the Fed) kept its federal funds rate target near zero and, in late 2010, announced a second round of quantitative easing, dubbed “QE2” (the Fed’s government-securities purchase program designed to expand the money supply). This action, combined with improving economic data and the extension of prevailing federal income tax rates, sparked a fresh round of economic optimism and “risk-taking” by investors. At the same time, inflationary pressures began brewing, primarily due to better economic forecasts combined with soaring prices for oil and other commodities.

Demand for Yield, Inflation Protection Drove Performance

Treasury yields declined across all maturities, yet the slope of the yield curve (between two and 30 years) remained relatively unchanged. The generally low interest rate environment prompted investors to maintain a healthy appetite for yield. This led to strong, broad-benchmark-beating performance from investment-grade and high-yield corporate bonds, which also benefited from solid corporate fundamentals and low default rates. Longer-term nominal Treasuries also outperformed the broad bond market in this rate environment, but they lagged their inflation-indexed counterparts. Concerns about rising inflation pushed TIPS (Treasury inflation-protected securities) to the top of the investment-grade fixed-income performance hierarchy for the 12-month period.

Government agency mortgage-backed securities (MBS) posted positive returns for the period, but they lagged the broader market. Valuations in the sector remained tight relative to Treasuries, giving investors little incentive to take on additional risk. Meanwhile, cash returns were essentially flat throughout the period, reflecting the Fed’s near-zero interest rate policy.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2011
Barclays Capital U.S. Bond Market Indices		Barclays Capital U.S. Treasury Bellwethers
Corporate High-Yield	14.31%	3-Month Bill	0.19%
Treasury Inflation Protected Securities (TIPS)	7.91%	2-Year Note	1.64%
Corporate (investment-grade)	7.46%	10-Year Note	6.55%
Aggregate (multi-sector)	5.12%	30-Year Bond	6.91%
Treasury	4.53%
MBS (mortgage-backed securities)	4.37%

3

Performance

Total Returns as of March 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TCRXX	0.01%(1)	2.41%(1)	2.18%	3.42%	4/1/93

Premium Money Market acquired all of the net assets of American Century Premium Capital Reserve Fund and the American Century Premium Government Reserve Fund on December 3, 2001, pursuant to a plan approved by the acquired funds’ shareholders on November 16, 2001. Performance information prior to December 3, 2001 is that of the American Century Premium Capital Reserve Fund.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class 0.47%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

4

Fund Characteristics

MARCH 31, 2011
7-Day Current Yield
After waiver(1)	0.01%
Before waiver	-0.11%
7-Day Effective Yield
After waiver(1)	0.01%
(1)Yields would have been lower if a portion of the management fee had not been waived.

Portfolio at a Glance
Weighted Average Maturity	48 days
Weighted Average Life	63 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	59%
31-90 days	26%
91-180 days	10%
More than 180 days	5%

5

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2010 to March 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period(1) 10/1/10 - 3/31/11	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.00	$1.80	0.36%
Investor Class (before waiver)	$1,000	$1,000.00(2)	$2.29	0.46%
Hypothetical
Investor Class (after waiver)	$1,000	$1,023.14	$1.82	0.36%
Investor Class (before waiver)	$1,000	$1,022.64	$2.32	0.46%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

7

Schedule of Investments

MARCH 31, 2011

Principal Amount	Value
Municipal Securities — 43.5%
Alabama Industrial Development Auth. Rev., (Simcala, Inc.), VRDN, 0.35%, 4/1/11 (LOC: JPMorgan Chase Bank N.A.)	$3,725,000	$3,725,000
Bermudian Springs School District GO, VRDN, 0.30%, 4/7/11 (AGM)(SBBPA: Royal Bank of Canada)	2,325,000	2,325,000
Brazos Harbor Industrial Development Corp. Rev., (BASF Corp.), VRDN, 0.38%, 4/1/11	500,000	500,000
California Enterprise Development Auth. Rev., Series 2008 B, (Pocino Foods), VRDN, 0.49%, 4/7/11 (LOC: City National Bank and FHLB)	995,000	995,000
California Enterprise Development Auth. Rev., Series 2008 B, (Ramar International Corp.), VRDN, 0.49%, 4/7/11 (LOC: Bank of the West)	1,035,000	1,035,000
California Enterprise Development Auth. Rev., Series 2008 B, (Sconza Candy), VRDN, 0.33%, 4/7/11 (LOC: Wells Fargo Bank N.A.)	3,300,000	3,300,000
California Infrastructure & Economic Development Bank Rev., Series 2008 B, (iWorks, Inc.), VRDN, 0.33%, 4/1/11 (LOC: City National Bank and FHLB)	1,765,000	1,765,000
California School Cash Reserve Program Auth. Rev., Series 2010 B, 2.00%, 6/1/11	13,745,000	13,770,817
California Statewide Communities Development Auth. Multifamily Rev., Series 2001 S, (Birchcrest Apartments), VRDN, 0.24%, 4/1/11 (LOC: U.S. Bank N.A.)	955,000	955,000
California Statewide Communities Development Auth. Rev., (Tiger Woods Learning Foundation), VRDN, 0.47%, 4/7/11 (LOC: Bank of America N.A.)	6,950,000	6,950,000
Chicago Illinois Industrial Development Rev., (Enterprise Center VII), VRDN, 0.46%, 4/1/11 (LOC: Bank of America N.A.)	$5,000,000	$5,000,000
Chicago Illinois Midway Airport Rev., Series 1998 B, (Second Lien), VRDN, 0.24%, 4/1/11 (LOC: JPMorgan Chase Bank N.A.)	4,900,000	4,900,000
Chula Vista Industrial Development Rev., Series 2006 A, (San Diego Gas & Electric Co.), VRDN, 0.28%, 4/6/11	15,000,000	15,000,000
Cobb County Georgia Development Auth. Pollution Control Rev., (Georgia Power Co. Plant), VRDN, 0.34%, 4/1/11(1)	8,330,000	8,330,000
Colorado Housing & Finance Auth. Economic Development Rev., Series 2004 B, (Corey Building), VRDN, 0.49%, 4/7/11 (LOC: Wells Fargo Bank N.A.)	160,000	160,000
Colorado Housing & Finance Auth. Economic Development Rev., Series 2005 B, (Closet Factory), VRDN, 0.49%, 4/7/11 (LOC: Colorado Business Bank and FHLB)	875,000	875,000
Escambia County Solid Waste Disposal System Rev., (Gulf Power Co.), VRDN, 0.30%, 4/1/11	11,000,000	11,000,000
Floyd County Development Auth. Pollution Control Rev., (Georgia Power Co. Plant Hammond), VRDN, 0.33%, 4/1/11	3,500,000	3,500,000
Gary Industrial Empowerment Zone Rev., (Chemcoaters LLC), VRDN, 0.55%, 4/7/11 (LOC: American Bank & Trust and FHLB)	6,500,000	6,500,000
Hotchkiss Industrial Development Rev., (Kroger Co.), VRDN, 0.32%, 4/1/11 (LOC: U.S. Bank N.A.)	1,500,000	1,500,000

8

Principal Amount	Value
Houston Higher Education Finance Corp. Housing Rev., Series 2003 C, (Tierwester Oaks & Richfield Manor), VRDN, 1.26%, 4/1/11 (LOC: Bank of New York)	$785,000	$785,000
Hunt Memorial Hospital District Rev., VRDN, 0.34%, 4/7/11 (AGM)(SBBPA: JPMorgan Chase Bank N.A.)	4,830,000	4,830,000
Hutchinson Industrial Development Rev., (Kroger Co.), VRDN, 0.32%, 4/1/11 (LOC: U.S. Bank N.A.)	1,000,000	1,000,000
Iowa Finance Auth. Private College Rev., (Morningside College), VRDN, 0.23%, 4/1/11 (LOC: U.S. Bank N.A.)	900,000	900,000
Jackson County Industrial Development Auth. Rev., (Linda Hall Library), VRDN, 0.28%, 4/7/11 (LOC: Commerce Bank N.A.)	3,000,000	3,000,000
JJB Properties LLC Rev., (Rental Property), VRDN, 0.28%, 4/1/11 (LOC: Arvest Bank and FHLB)	5,750,000	5,750,000
Kansas City Financing Commission Tax Allocation Rev., Series 2006 B, (Briarcliff West), VRDN, 0.33%, 4/1/11 (LOC: M&I Marshall & Ilsley Bank and FHLB)	9,130,000	9,130,000
Kentucky Housing Corp. Rev., Series 2006 O, VRDN, 0.29%, 4/1/11 (SBBPA: BNP Paribas)	2,885,000	2,885,000
King County Housing Auth. Rev., (Auburn Court Apartments), VRDN, 0.28%, 4/1/11 (FNMA)(LIQ FAC: FNMA)	11,445,000	11,445,000
Lansing Economic Development Corp. Rev., (Accident Fund), VRDN, 0.28%, 4/1/11 (LOC: FHLB)	2,950,000	2,950,000
Los Angeles Multifamily Rev., Series 2001 F, (Housing-San Regis), VRDN, 0.28%, 4/1/11 (FNMA)(LIQ FAC: FNMA)	775,000	775,000
Los Angeles Tax & Rev. Anticipation Notes GO, 2.00%, 5/31/11	$10,000,000	$10,019,596
Louisiana Public Facilities Auth. Rev., (Dynamic Fuels LLC), VRDN, 0.23%, 4/1/11 (LOC: JPMorgan Chase Bank N.A.)	23,415,000	23,415,000
Maryland COP, Series 2011 A, 0.65%, 9/1/11	2,155,000	2,155,000
Massachusetts Health & Educational Facilities Auth. Rev., Series 2008 G, (South Shore Hospital), VRDN, 0.34%, 4/7/11 (AGM)(SBBPA: JPMorgan Chase Bank N.A.)	5,000,000	5,000,000
Michigan GO, Series 2010 A, 2.00%, 9/30/11	5,000,000	5,039,047
Michigan State Hospital Finance Auth. Rev., (Ascenion Health Senior Credit), VRN, 0.45%, 3/1/12	3,000,000	3,000,000
Michigan State Hospital Finance Auth. Rev., (Ascenion Health Senior Credit), VRN, 0.45%, 3/15/12	4,000,000	4,000,000
Michigan Strategic Fund Ltd. Obligation Rev., (Orchestra Place), VRDN, 0.45%, 4/1/11 (LOC: Bank of America N.A.)	1,245,000	1,245,000
Milwaukee Rev. Anticipation Notes, Series 2010 M8, 1.50%, 6/27/11	35,000,000	35,095,736
Mississippi Business Finance Corp. Rev., (Aurora Flight Sciences Corp.), VRDN, 0.40%, 4/1/11 (LOC: Branch Banking & Trust)	12,085,000	12,085,000
Mississippi Business Finance Corp. Rev., Series 2006 R1, (Brown Bottling Group, Inc.), VRDN, 0.35%, 4/1/11 (LOC: Trustmark National Bank and FHLB)	7,840,000	7,840,000
Mobile Industrial Development Board. Solid Waste Disposal Rev., (Alabama Power-Barry Plant), VRDN, 0.28%, 4/1/11	3,000,000	3,000,000

9

Principal Amount	Value
Montebello COP, VRDN, 0.50%, 4/6/11 (LOC: Union Bank of California N.A.)	$6,150,000	$6,150,000
Morgan Hill Redevelopment Agency Tax Allocation Rev., Series 2008 B, (Ojo de Agua Redevelopment Area), VRDN, 0.35%, 4/7/11 (LOC: Bank of Nova Scotia)	12,955,000	12,955,000
Murray Industrial Building Rev., (Kroger Co.), VRDN, 0.32%, 4/1/11 (LOC: U.S. Bank N.A.)	1,000,000	1,000,000
Nevada Housing Division Multi-Family Housing Rev., (Golden Apartments), VRDN, 0.30%, 4/7/11 (FHLMC)(LIQ FAC: FHLMC)	1,600,000	1,600,000
Nevada Multi Unit Housing Division Rev., Series 2002 B, VRDN, 0.41%, 4/7/11 (FNMA)(LIQ FAC: FNMA)	790,000	790,000
New Jersey Economic Development Auth. Rev., Series 2006 B, (Accurate Box Co., Inc.), VRDN, 0.36%, 4/7/11 (LOC: Sun Bank N.A. and Wells Fargo Bank N.A.)	660,000	660,000
New Jersey Housing & Mortgage Finance Agency Multifamily Rev., Series 2006 B, VRDN, 0.75%, 4/7/11 (AGM)(SBBPA: Lloyds TSB Bank plc)	1,254,000	1,254,000
New Jersey Housing & Mortgage Finance Agency Multifamily Rev., Series 2007 I, VRDN, 0.75%, 4/7/11 (AGM)(SBBPA: Lloyds TSB Bank plc)	755,000	755,000
New Mexico Educational Assistance Foundation Rev., Series 2003 A2, VRDN, 0.28%, 4/6/11 (LOC: Royal Bank of Canada)	3,000,000	3,000,000
New Mexico Educational Assistance Foundation Rev., Series 2009 A, (Education Loan), VRDN, 0.28%, 4/6/11 (LOC: Royal Bank of Canada)	2,600,000	2,600,000
New York GO, Series 2011 I2, 1.50%, 8/1/11(2)	21,158,000	21,242,421
North Carolina Medical Care Commission Health Care Facilities Rev., (Stanley Total Living Center), VRDN, 0.34%, 4/7/11 (LOC: Wells Fargo Bank N.A.)(1)	$905,000	$905,000
North Carolina Medical Care Commission Rev., (Cornelia Nixon Davis, Inc), VRDN, 0.30%, 4/7/11 (LOC: Wells Fargo Bank N.A.)	5,475,000	5,475,000
Orange County Housing Finance Auth. Multifamily Rev., Series 2002 B, (Millenia), VRDN, 0.26%, 4/1/11 (LOC: FNMA)	1,090,000	1,090,000
Oregon Housing & Community Services Department Rev., Series 2009 B1, (Pearl Family Housing), VRDN, 0.29%, 4/7/11 (LOC: U.S. Bank N.A.)	3,650,000	3,650,000
Palm Bay Rev., VRDN, 0.53%, 4/7/11 (AGM)(SBBPA: State Street Bank & Trust Co.)	6,295,000	6,295,000
Pasadena COP, (Los Robles Avenue Parking Facilities), VRDN, 0.29%, 4/5/11 (LOC: Bank of New York and California State Teachers’ Retirement System)	200,000	200,000
Putnam County Development Auth. Pollution Control Rev., (Georgia Power Co.- Plant Branch), VRDN, 0.31%, 4/1/11	6,025,000	6,025,000
Putnam County Health Care Facilities Rev., (Refunding and Improvement Hilty Memorial Home, Inc.), VRDN, 0.32%, 4/7/11 (LOC: First Federal Bank of Midwest and FHLB)	4,025,000	4,025,000
Putnam Hospital Center Rev., (Multi-Mode), VRDN, 0.43%, 4/6/11 (LOC: JPMorgan Chase Bank N.A.)(1)	2,715,000	2,715,000
Riverside County Industrial Development Auth. Rev., (Cal-Mold, Inc.), VRDN, 0.35%, 4/6/11 (LOC: Bank of the West)	2,000,000	2,000,000

10

Principal Amount	Value
Salinas COP, (Fairways Golf), VRDN, 0.35%, 4/7/11 (LOC: Rabobank N.A. and Cooperative Centrale)	$4,660,000	$4,660,000
Salinas Economic Development Rev., Series 2007 B, (Monterey County Public Building), VRDN, 0.60%, 4/1/11 (LOC: Bank of New York)	750,000	750,000
Santa Rosa Wastewater Rev., Series 2004 A, VRDN, 0.44%, 4/7/11 (LOC: Landesbank Baden-Wurttemberg)	10,380,000	10,380,000
South Carolina Public Service Auth. Rev., Series 2010 A, (Santee Cooper), VRN, 0.51%, 4/15/11	10,001,000	10,001,000
Southeast Industrial Development Agency Rev., (Powers Fasteners, Inc.), VRDN, 0.43%, 4/7/11 (LOC: Bank of New York)	2,500,000	2,500,000
Southeast Industrial Development Agency Rev., (Powers Fasteners, Inc.), VRDN, 0.43%, 4/7/11 (LOC: JPMorgan Chase Bank N.A.)(1)	2,080,000	2,080,000
St. Paul Sales Tax Rev., Series 2009 A, (Rivercentre Arena), VRDN, 0.26%, 4/7/11 (LOC: U.S. Bank N.A.)	5,700,000	5,700,000
Suffolk County Tax Anticipation Notes GO, 1.50%, 8/11/11	1,100,000	1,103,964
Suffolk County Tax Anticipation Notes GO, 2.00%, 8/11/11	13,590,000	13,665,576
Tahoe Forest Hospital District Rev., (Healthcare Facility), VRDN, 0.23%, 4/1/11 (LOC: U.S. Bank N.A.)	1,345,000	1,345,000
Texas GO, Series 2002 IB, (Veterans Housing), VRDN, 0.28%, 4/6/11 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	5,000,000	5,000,000
Trimble Kentucky Association of Counties Various Lease Program Rev., Series 2008 A, VRDN, 0.22%, 4/1/11 (LOC: U.S. Bank N.A.)	3,120,000	3,120,000
University of Kansas Hospital Auth. Health Facilities Rev., (Health System), VRDN, 0.23%, 4/1/11 (LOC: U.S. Bank N.A.)	$13,805,000	$13,805,000
Washington Economic Development Finance Auth. Rev., Series 2006 G, (Wesmar Co., Inc.), VRDN, 0.49%, 4/7/11 (LOC: U.S. Bank N.A.)	1,570,000	1,570,000
Washington Economic Development Finance Auth. Rev., Series 2007 K, (Ocean Gold Seafoods, Inc.), VRDN, 0.49%, 4/7/11 (LOC: Wells Fargo Bank N.A.)	990,000	990,000
Washington Industrial Development Auth. Rev., (Pauwels), VRDN, 0.58%, 4/1/11 (LOC: Bank of America N.A.)	1,665,000	1,665,000
Wisconsin Health & Educational Facilities Auth. Rev., Series 2008 A, (ProHealth Care, Inc.), VRDN, 0.23%, 4/1/11 (LOC: U.S. Bank N.A.)	6,000,000	6,000,000
Wisconsin Health & Educational Facilities Auth. Rev., Series 2008 C, (Meriter Hospital, Inc.), VRDN, 0.23%, 4/1/11 (LOC: U.S. Bank N.A.)	1,200,000	1,200,000
TOTAL MUNICIPAL SECURITIES		417,352,157
Commercial Paper(3) — 36.4%
Austin Texas, 0.27%, 5/2/11 (LOC: Landesbank Hessen Thuringen Girozentrale)	2,023,000	2,022,530
Austin Texas, 0.29%, 5/18/11 (LOC: Landesbank Hessen Thuringen Girozentrale)	10,000,000	9,996,214
Austin Texas, 0.27%, 6/15/11 (LOC: Landesbank Hessen Thuringen Girozentrale)	5,000,000	4,997,188
Bank of Nova Scotia, 0.30%, 7/6/11	6,500,000	6,500,473
Bank of Nova Scotia, 0.07%, 4/1/11	17,000,000	17,000,000
Catholic Health Initiatives, 0.45%, 5/6/11	5,000,000	5,000,000
Catholic Health Initiatives, 0.40%, 6/9/11	10,000,000	10,000,000
Chariot Funding LLC, 0.26%, 5/18/11(1)	1,750,000	1,749,406

11

Principal Amount	Value
Charta LLC, 0.22%, 4/11/11(1)	$2,500,000	$2,499,847
Chicago Illinois, 0.38%, 5/4/11 (LOC: Landesbank Baden-Wurttemberg and Bayerische Landesbank)	5,046,000	5,044,242
Crown Point Capital Co. LLC, 0.32%, 4/4/11(1)	8,000,000	7,999,787
Crown Point Capital Co. LLC, 0.32%, 5/3/11(1)	20,000,000	19,994,311
Crown Point Capital Co. LLC, 0.32%, 5/10/11(1)	18,000,000	17,993,760
Govco LLC, 0.37%, 4/27/11(1)	20,000,000	19,994,656
Govco LLC, 0.26%, 5/19/11(1)	10,000,000	9,996,533
Govco LLC, 0.40%, 6/8/11(1)	3,000,000	2,997,733
Govco LLC, 0.38%, 7/25/11(1)	13,000,000	12,984,219
Legacy Capital LLC, 0.32%, 5/3/11(1)	12,000,000	11,996,587
Legacy Capital LLC, 0.32%, 5/5/11(1)	10,000,000	9,996,978
Lexington Parker Capital, 0.32%, 4/19/11(1)	9,000,000	8,998,560
Lexington Parker Capital, 0.32%, 5/3/11(1)	29,000,000	28,991,751
Lower Colorado River Auth., 0.35%, 7/6/11	10,600,000	10,600,000
Salvation Army (The), 0.33%, 5/19/11	23,000,000	22,990,013
Salvation Army (The), 0.39%, 8/5/11	2,000,000	2,000,000
San Francisco City & County Public Utility Commission Water Rev., 0.31%, 6/13/11	10,000,000	10,000,000
San Francisco City & County Public Utility Commission Water Rev., 0.32%, 6/20/11	8,000,000	8,000,000
Sanofi-Aventis SA, 0.34%, 9/13/11(1)	15,000,000	14,976,625
Sanofi-Aventis SA, 0.32%, 9/20/11(1)	10,000,000	9,984,711
Texas Municipal Power Agency, 0.27%, 4/6/11	28,700,000	28,700,000
Texas Municipal Power Agency, 0.33%, 5/9/11	10,000,000	10,000,000
University of Texas System, 0.27%, 4/6/11	4,500,000	4,500,000
University of Texas System, 0.27%, 4/6/11	5,000,000	5,000,000
University of Texas System, 0.33%, 7/6/11	5,500,000	5,500,000
TOTAL COMMERCIAL PAPER		349,006,124
Corporate Bonds — 13.5%
American Honda Finance Corp., VRN, 0.29%, 4/15/11(1)	$10,000,000	$10,000,000
American Honda Finance Corp., VRN, 0.36%, 5/26/11	7,000,000	7,000,774
Castleton United Methodist Church, Inc., VRDN, 0.49%, 4/7/11 (LOC: U.S. Bank N.A.)	3,000,000	3,000,000
Cypress Bend Real Estate Development Co. LLC, VRDN, 0.31%, 4/7/11 (LOC: FHLB)	8,627,000	8,627,000
D & I Properties LLC, VRDN, 0.37%, 4/13/11 (LOC: Wells Fargo Bank N.A.)	1,400,000	1,400,000
DCC Development Corp., VRDN, 0.28%, 4/7/11	5,600,000	5,600,000
First Baptist Church of Opelika, VRDN, 0.35%, 4/1/11 (LOC: FHLB)	6,070,000	6,070,000
Flatley Hospitality LLC, VRDN, 0.28%, 4/7/11 (LOC: FHLB)	600,000	600,000
GFRE Holdings LLC, VRDN, 0.28%, 4/7/11 (LOC: FHLB)	1,865,000	1,865,000
Grace Community Church of Amarillo, VRDN, 0.45%, 4/1/11 (LOC: Wells Fargo Bank N.A.)	1,670,000	1,670,000
Hart Family Holdings LLC, VRDN, 0.28%, 4/7/11 (LOC: FHLB)	15,725,000	15,725,000
High Track LLC, VRDN, 0.28%, 4/13/11 (LOC: FHLB)	8,625,000	8,625,000
Jaxon Arbor LLC, VRDN, 0.28%, 4/7/11 (LOC: FHLB)	1,125,000	1,125,000
Jaxon Arbor LLC, VRDN, 0.28%, 4/7/11 (LOC: FHLB)	10,000,000	10,000,000
JBR, Inc., VRDN, 0.49%, 4/7/11 (LOC: U.S. Bank N.A.)	5,635,000	5,635,000
Lakeport Group LLC, VRDN, 0.43%, 4/13/11 (LOC: Union Bank of California N.A.)	4,385,000	4,385,000
Manse on Marsh LP, VRDN, 0.49%, 4/7/11 (LOC: FHLB)	11,355,000	11,355,000
Ness Family Partners LP, VRDN, 0.36%, 4/13/11 (LOC: Bank of the West)	1,580,000	1,580,000
PepsiCo, Inc., VRN, 0.33%, 4/15/11	4,575,000	4,575,822

12

	Principal Amount/ Shares	Value
Relay Relay LLC, VRDN, 0.99%, 4/14/11 (LOC: FHLB)	$7,385,000	$7,385,000
RMD Note Issue LLC, VRDN, 0.28%, 4/6/11 (LOC: FHLB)	165,000	165,000
Salvation Army (The), VRDN, 0.43%, 4/7/11 (LOC: Bank of New York)	2,000,000	2,000,000
Salvation Army (The), VRDN, 0.43%, 4/7/11 (LOC: Bank of New York)	7,500,000	7,500,000
Shell International Finance BV, 5.625%, 6/27/11	3,000,000	3,038,280
TOTAL CORPORATE BONDS		128,926,876
U.S. Government Agency Securities — 7.5%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY SECURITIES — 4.7%
FFCB, VRN, 0.21%, 4/5/11	10,000,000	10,000,000
FFCB, VRN, 0.33%, 4/5/11(4)	21,500,000	21,518,587
FFCB, VRN, 0.21%, 4/8/11	4,000,000	3,999,025
FHLB, VRN, 0.31%, 4/4/11	10,000,000	10,000,000
		45,517,612
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 2.8%
FHLB, 5.00%, 5/13/11	1,590,000	1,598,702
FHLB, 0.40%, 4/5/12	10,000,000	10,000,000
FHLB, 0.40%, 4/25/12(2)	15,000,000	15,000,000
		26,598,702
TOTAL U.S. GOVERNMENT AGENCY SECURITIES		72,116,314
U.S. Treasury Securities—2.5%
U.S. Treasury Notes, 4.625%, 2/29/12(4)	21,000,000	21,824,907
U.S. Treasury Notes, 1.375%, 3/15/12	2,500,000	2,524,976
TOTAL U.S. TREASURY SECURITIES		24,349,883
Temporary Cash Investments(5)
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	282,034	282,034
TOTAL INVESTMENT SECURITIES — 103.4%		992,033,388
OTHER ASSETS AND LIABILITIES — (3.4)%		(32,813,997)
TOTAL NET ASSETS — 100.0%		$959,219,391

Notes to Schedule of Investments

AGM = Assured Guaranty Municipal Corporation

COP = Certificates of Participation

FFCB = Federal Farm Credit Bank

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GO = General Obligation

LIQ FAC = Liquidity Facilities

LOC = Letter of Credit

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $205,185,464, which represented 21.4% of total net assets. None of these securities were considered illiquid.

(2)	When-issued security.

(3)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

(4)	Security, or a portion thereof, has been segregated for when-issued securities. At the period end, the aggregate value of securities pledged was $36,243,000.

(5)	Category is less than 0.05% of total net assets.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2011
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$992,033,388
Cash	8,125
Receivable for investments sold	907,000
Receivable for capital shares sold	2,551,676
Interest receivable	1,056,739
996,556,928

Liabilities
Payable for investments purchased	36,242,420
Payable for capital shares redeemed	819,457
Accrued management fees	273,430
Dividends payable	2,230
37,337,537

Net Assets	$959,219,391

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	959,578,617

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$959,573,809
Accumulated net realized loss	(354,418)
$959,219,391

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED MARCH 31, 2011
Investment Income (Loss)
Income:
Interest	$3,757,361

Expenses:
Management fees	4,353,218
Trustees’ fees and expenses	33,542
Other expenses	4,606
4,391,366
Fees waived	(729,998)
3,661,368

Net investment income (loss)	95,993

Net realized gain (loss) on investment transactions	17,972

Net Increase (Decrease) in Net Assets Resulting from Operations	$113,965

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2011 AND MARCH 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$95,993	$2,760,614
Net realized gain (loss)	17,972	(636)
Net increase (decrease) in net assets resulting from operations	113,965	2,759,978

Distributions to Shareholders
From net investment income	(95,993)	(2,760,614)

Capital Share Transactions
Proceeds from shares sold	407,380,028	443,192,387
Proceeds from reinvestment of distributions	69,877	1,962,762
Payments for shares redeemed	(437,323,344)	(585,578,296)
Net increase (decrease) in net assets from capital share transactions	(29,873,439)	(140,423,147)

Net increase (decrease) in net assets	(29,855,467)	(140,423,783)

Net Assets
Beginning of period	989,074,858	1,129,498,641
End of period	$959,219,391	$989,074,858

Transactions in Shares of the Fund
Sold	407,380,028	443,192,387
Issued in reinvestment of distributions	69,877	1,962,762
Redeemed	(437,323,344)	(585,578,296)
Net increase (decrease) in shares of the fund	(29,873,439)	(140,423,147)

See Notes to Financial Statements.

16

Notes to Financial Statements

MARCH 31, 2011

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Premium Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under Rule 2a-7 of the 1940 Act. The fund’s investment objective is to earn the highest level of current income while preserving the value of your investment. The fund pursues its objective by investing most of its assets in high-quality, very short-term debt securities issued by corporations, banks and governments.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Securities are generally valued at amortized cost, which approximates current market value. Investments in open-end management investment companies are valued at the reported net asset value per share. When such valuations do not reflect market value, securities are valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

When-Issued— The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. The fund may make short-term capital gains distributions to comply with the distribution requirements of the Internal Revenue Code. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any long-term capital gains distributions.

17

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1170% to 0.2300%. The rates for the Complex Fee range from 0.2500% to 0.3100%. In order to maintain a positive yield, ACIM may voluntarily waive a portion of its management fee on a daily basis. The fee waiver may be revised or terminated at any time without notice. The effective annual management fee before waiver for the year ended March 31, 2011 was 0.46%. The effective annual management fee after waiver for the year ended March 31, 2011 was 0.38%.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC. Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP) own, in aggregate, 20% of the shares of the fund. ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

18

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Municipal Securities	—	$417,352,157	—
Commercial Paper	—	349,006,124	—
Corporate Bonds	—	128,926,876	—
U.S. Government Agency Securities	—	72,116,314	—
U.S. Treasury Securities	—	24,349,883	—
Temporary Cash Investments	$282,034	—	—
Total Value of Investment Securities	$282,034	$991,751,354	—

5. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$95,993	$2,760,614
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2011, the fund had accumulated capital losses of $(354,418), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(353,782) and $(636) expire in 2017 and 2018, respectively.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

19

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations
Net Investment Income (Loss)	— (1)	— (1)	0.02	0.05	0.05
Distributions
From Net Investment Income	— (1)	— (1)	(0.02)	(0.05)	(0.05)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(2)	0.01%	0.25%	2.20%	4.70%	4.98%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.38%	0.46%	0.47%	0.43%	0.41%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.46%	0.47%	0.49%	0.47%	0.47%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.01%	0.26%	2.18%	4.58%	4.89%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	(0.07)%	0.25%	2.16%	4.54%	4.83%
Net Assets, End of Period (in thousands)	$959,219	$989,075	$1,129,499	$1,191,746	$917,778

(1)	Per-share amount was less than $0.005.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

20

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Premium Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Premium Money Market Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 19, 2011

21

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century Investment Trust (the proposal was voted on by all shareholders of funds issued by American Century Investment Trust):

Frederick L.A. Grauer	For:	6,489,609,552
	Withhold:	205,862,380
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor Class	For:	760,502,788
	Against:	8,436,486
	Abstain:	10,970,968
	Broker Non-Vote:	49,617,066

22

Management

The Board of Trustees

The individuals listed below serve as trustees of the fund. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee, other than Mr. Thomas, is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (2004 to 2006)	40	None
John Freidenrich (1937)	Trustee	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	40	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	40	None

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	40	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	40	Cadence Design Systems; Exponent; Financial Engines; Watson Wyatt Worldwide (2002 to 2006)

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	104	None

24

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Officers
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to Present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

25

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-71454   1105

ANNUAL REPORT                  MARCH 31, 2011

Prime Money Market Fund

President’s Letter	2
Market Perspective	3
Performance	4
Fund Characteristics	5
Shareholder Fee Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	21
Report of Independent Registered Public Accounting Firm	25
Proxy Voting Results	26
Management	27
Additional Information	30

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Investment Performance and Macroeconomic Update

Investment performance tables turned dramatically since our semiannual report for the six months ended September 30, 2010. That report chronicled an uneven period for economic growth and financial market performance that produced generally higher returns for U.S. bonds than for U.S. stocks. For the subsequent six months ended March 31, 2011, broad U.S. stock indices significantly outperformed their bond counterparts as monetary and fiscal intervention in 2010 fueled investor optimism about economic and financial market conditions in 2011 and 2012. The S&P 500 Index (representing U.S. stocks) and the Barclays Capital U.S. Aggregate Bond Index returned 17.31% and -0.88%, respectively, during those final six months.

In the second half of 2010, the U.S. Federal Reserve launched its second round of quantitative easing (QE2), a form of monetary intervention involving the purchase of U.S. government securities to increase the money supply and encourage investors to purchase potentially higher-risk/higher-return assets, such as stocks. Small-cap growth stocks benefited most from the resulting rally. But besides boosting stock prices, QE2 also helped fuel inflation fears. The benchmark 10-year U.S. Treasury note suffered a -5.92% total return from September 30, 2010, to March 31, 2011, as its yield jumped from 2.51% to 3.47%.

These developments over the more-recent six months are incorporated in the broader, enclosed 12-month Market Perspective and Portfolio Commentary from the portfolio management team. Our experts will continue to diligently apply their knowledge and skills as they make daily investment decisions for you.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic Uncertainty Gave Way to Economic Optimism

Bonds generated solid returns for the 12 months ended March 31, 2011—a period characterized by mixed economic data and changing investor sentiment. Early in the period, a slowdown in the pace of economic growth, combined with lingering high unemployment, the European sovereign debt crisis, and mounting deflationary signals, stoked fears of a double-dip recession. This backdrop fueled demand for Treasuries and other “safe haven” investments.

Dissatisfied with the slow pace of economic growth and the lingering high jobless rate, the Federal Reserve (the Fed) kept its federal funds rate target near zero and, in late 2010, announced a second round of quantitative easing, dubbed “QE2” (the Fed’s government-securities purchase program designed to expand the money supply). This action, combined with improving economic data and the extension of prevailing federal income tax rates, sparked a fresh round of economic optimism and “risk-taking” by investors. At the same time, inflationary pressures began brewing, primarily due to better economic forecasts combined with soaring prices for oil and other commodities.

Demand for Yield, Inflation Protection Drove Performance

Treasury yields declined across all maturities, yet the slope of the yield curve (between two and 30 years) remained relatively unchanged. The generally low interest rate environment prompted investors to maintain a healthy appetite for yield. This led to strong, broad-benchmark-beating performance from investment-grade and high-yield corporate bonds, which also benefited from solid corporate fundamentals and low default rates. Longer-term nominal Treasuries also outperformed the broad bond market in this rate environment, but they lagged their inflation-indexed counterparts. Concerns about rising inflation pushed TIPS (Treasury inflation-protected securities) to the top of the investment-grade fixed-income performance hierarchy for the 12-month period.

Government agency mortgage-backed securities (MBS) posted positive returns for the period, but they lagged the broader market. Valuations in the sector remained tight relative to Treasuries, giving investors little incentive to take on additional risk. Meanwhile, cash returns were essentially flat throughout the period, reflecting the Fed’s near-zero interest rate policy.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2011
Barclays Capital U.S. Bond Market Indices		Barclays Capital U.S. Treasury Bellwethers
Corporate High-Yield	14.31%	3-Month Bill	0.19%
Treasury Inflation Protected Securities (TIPS)	7.91%	2-Year Note	1.64%
Corporate (investment-grade)	7.46%	10-Year Note	6.55%
Aggregate (multi-sector)	5.12%	30-Year Bond	6.91%
Treasury	4.53%
MBS (mortgage-backed securities)	4.37%

3

Performance

Total Returns as of March 31, 2011
Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BPRXX	0.01%(1)	2.34%(1)	2.07%(1)	3.39%(1)	11/17/93
A Class	ACAXX	0.01%(1)	2.17%(1)	1.86%(1)	2.52%(1)	8/28/98
B Class No sales charge* With sales charge*	BPMXX	0.01%(1) -3.99%(1)	1.70%(1) 1.51%(1)	— —	1.40%(1) 1.40%(1)	1/31/03
C Class	ARCXX	0.01%(1)	1.85%(1)	—	1.44%(1)	5/7/02

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class and C Class shares may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee and/or distribution and service fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	A Class	B Class	C Class
0.59%	0.84%	1.59%	1.34%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

4

Fund Characteristics

MARCH 31, 2011
	Investor Class	A Class	B Class	C Class
7-Day Current Yield (after waiver)*	0.01%	0.01%	0.01%	0.01%
7-Day Current Yield (before waiver)	-0.24%	-0.49%	-1.24%	-0.99%
7-Day Effective Yield (after waiver)*	0.01%	0.01%	0.01%	0.01%
*Yields would have been lower if a portion of the management fee and/or distribution and service fee had not been waived.

Portfolio at a Glance
Weighted Average Maturity	49 days
Weighted Average Life	60 days

Portfolio Composition by Maturity	% of fund investments
1–30 days	54%
31–90 days	29%
91–180 days	13%
More than 180 days	4%

5

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2010 to March 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11		Expenses Paid During Period(1) 10/1/10 – 3/31/11	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.00		$1.70	0.34%
Investor Class (before waiver)	$1,000	$1,000.00	(2)	$2.89	0.58%
A Class (after waiver)	$1,000	$1,000.00		$1.70	0.34%
A Class (before waiver)	$1,000	$1,000.00		$4.14	0.83%
B Class (after waiver)	$1,000	$1,000.10		$1.70	0.34%
B Class (before waiver)	$1,000	$1,000.10		$7.88	1.58%
C Class (after waiver)	$1,000	$1,000.10		$1.70	0.34%
C Class (before waiver)	$1,000	$1,000.10		$6.63	1.33%
Hypothetical
Investor Class (after waiver)	$1,000	$1,023.24		$1.72	0.34%
Investor Class (before waiver)	$1,000	$1,022.04		$2.92	0.58%
A Class (after waiver)	$1,000	$1,023.24		$1.72	0.34%
A Class (before waiver)	$1,000	$1,020.79		$4.18	0.83%
B Class (after waiver)	$1,000	$1,023.24		$1.72	0.34%
B Class (before waiver)	$1,000	$1,017.05		$7.95	1.58%
C Class (after waiver)	$1,000	$1,023.24		$1.72	0.34%
C Class (before waiver)	$1,000	$1,018.30		$6.69	1.33%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee and/or distribution and service fee had not been waived.

7

Schedule of Investments

MARCH 31, 2011

Principal Amount	Value
Municipal Securities — 45.2%
ABAG Finance Auth. for Nonprofit Corps. Rev., (899 Charleston LLC), VRDN, 0.26%, 4/1/11 (LOC: Bank of America N.A.)	$4,545,000	$4,545,000
ABAG Finance Auth. for Nonprofit Corps. Rev., Series 2002 B, (Public Policy Institute), VRDN, 0.43%, 4/7/11 (LOC: Wells Fargo Bank N.A.)	2,435,000	2,435,000
Alameda County Industrial Development Auth. Rev., (Segale Bros. Wood Products), VRDN, 0.30%, 4/7/11 (LOC: Bank of the West)	1,920,000	1,920,000
Alliance Community Hospital Rev., (Alliance Obligated Group), VRDN, 0.27%, 4/1/11 (Radian) (LOC: JPMorgan Chase Bank N.A.)	2,500,000	2,500,000
Appling County Development Auth. Pollution Control Rev., (Georgia Power Co.-Plant Hatch), VRDN, 0.31%, 4/1/11	7,200,000	7,200,000
Brazos River Harbor Navigation District Rev., (BASF Corp.), VRDN, 0.40%, 4/6/11	6,600,000	6,600,000
Brazos River Harbor Navigation District Rev., (BASF Corp.), VRDN, 0.40%, 4/6/11	4,000,000	4,000,000
California School Cash Reserve Program Auth. Rev., Series 2010 B, 2.00%, 6/1/11	32,100,000	32,158,511
Chicago O’Hare International Airport Special Facility Rev., (Lufthansa German), VRDN, 0.27%, 4/6/11 (LOC: Bayerische Landesbank)	4,870,000	4,870,000
Chula Vista Industrial Development Rev., Series 2006 A, (San Diego Gas & Electric Co.), VRDN, 0.28%, 4/6/11	15,900,000	15,900,000
Colorado Education Loan Program Tax & Rev. Anticipation Notes, Series 2010 B, 2.00%, 6/30/11	25,000,000	25,103,700
Colorado Educational & Cultural Facilities Auth. Rev., Series 2005 C1, (National Jewish Federation Bond Program), VRDN, 0.23%, 4/1/11 (LOC: U.S. Bank N.A.)	$10,890,000	$10,890,000
Connecticut Housing Finance Auth. Rev., Series 2008 A5, (Housing Mortgage Finance), VRDN, 0.27%, 4/7/11 (SBBPA: FHLB)	47,550,000	47,550,000
Durham GO, VRDN, 0.35%, 4/6/11 (SBBPA: Bank of America N.A.)	5,750,000	5,750,000
El Monte COP, Series 2003 B, (Community Improvement), VRDN, 0.49%, 4/7/11 (LOC: Union Bank of California N.A. and California State Teachers’ Retirement System)	1,935,000	1,935,000
Escambia County Solid Waste Disposal System Rev., (Gulf Power Co.), VRDN, 0.30%, 4/1/11	19,700,000	19,700,000
Floyd County Development Auth. Pollution Control Rev., (Georgia Power Co. Plant Hammond), VRDN, 0.33%, 4/1/11	8,000,000	8,000,000
Harris County Cultural Education Facilities Finance Corp. Rev., Series 2008 C1, (Methodist Hospital System), VRDN, 0.19%, 4/1/11	33,000,000	33,000,000
Harris County Health Facilities Development Corp. Rev., Series 2008 A2, (Methodist Hospital System), VRDN, 0.19%, 4/1/11	7,000,000	7,000,000
Harrisonburg Redevelopment & Housing Auth. Multifamily Rev., VRDN, 0.22%, 4/3/11 (LIQ FAC: FHLMC)	5,100,000	5,100,000
Henderson GO, Series 2004 A, (Park & Recreation), 4.00%, 6/1/11 (AGM)	2,000,000	2,011,694
Hunt Memorial Hospital District Rev., VRDN, 0.34%, 4/7/11 (AGM) (SBBPA: JPMorgan Chase Bank N.A.)	5,000,000	5,000,000

8

Principal Amount	Value
Iowa Finance Auth. Private College Rev., (Central College), VRDN, 0.23%, 4/1/11 (LOC: Wells Fargo Bank N.A.)	$2,600,000	$2,600,000
JJB Properties LLC Rev., (Rental Property), VRDN, 0.28%, 4/1/11 (LOC: Arvest Bank and FHLB)	5,850,000	5,850,000
Kansas City Financing Commission Tax Allocation Rev., Series 2006 B, (Briarcliff West), VRDN, 0.33%, 4/1/11 (LOC: M&I Marshall & Ilsley Bank and FHLB)	9,605,000	9,605,000
Kentucky Housing Corp. Rev., Series 2006 O, VRDN, 0.29%, 4/1/11 (SBBPA: BNP Paribas)	12,765,000	12,765,000
Lansing Economic Development Corp. Rev., (Accident Fund), VRDN, 0.28%, 4/1/11 (LOC: FHLB)	8,000,000	8,000,000
Long Island Power Auth. Electric System Rev., Series 1998-2B, VRDN, 0.22%, 4/1/11 (LOC: Bayerische Landesbank)	21,840,000	21,840,000
Los Angeles Tax & Rev. Anticipation Notes GO, 2.00%, 5/31/11	27,000,000	27,061,345
Louisiana Public Facilities Auth. Rev., (Dynamic Fuels LLC), VRDN, 0.23%, 4/1/11 (LOC: JPMorgan Chase Bank N.A.)	9,000,000	9,000,000
Maryland COP, Series 2011 A, 0.65%, 9/1/11	5,700,000	5,700,000
Massachusetts Health & Educational Facilities Auth. Rev., Series 2008 G, (South Shore Hospital), VRDN, 0.34%, 4/7/11 (AGM) (SBBPA: JPMorgan Chase Bank N.A.)	12,000,000	12,000,000
Massachusetts Health & Educational Facilities Auth. Rev., Series 2008 N1, (Tufts University), VRDN, 0.19%, 4/1/11 (SBBPA: JPMorgan Chase Bank N.A.)	11,000,000	11,000,000
Massachusetts Water Resources Auth. Rev., Series 2002 D, VRDN, 0.19%, 4/1/11 (LOC: Landesbank Baden-Wurttemberg)	10,975,000	10,975,000
Michigan GO, Series 2010 A, 2.00%, 9/30/11	$15,000,000	$15,117,142
Michigan State Hospital Finance Auth. Rev., (Ascenion Health Senior Credit), VRN, 0.45%, 3/1/12	7,000,000	7,000,000
Michigan State Hospital Finance Auth. Rev., (Ascenion Health Senior Credit), VRN, 0.45%, 3/15/12	11,000,000	11,000,000
Michigan Strategic Fund Ltd. Obligation Rev., (Orchestra Place), VRDN, 0.45%, 4/1/11 (LOC: Bank of America N.A.)	2,800,000	2,800,000
Milwaukee Rev. Anticipation Notes, Series 2010 M8, 1.50%, 6/27/11	50,000,000	50,136,765
Minneapolis & St. Paul Housing & Redevelopment Auth. Healthcare System Rev., Series 2007 A, (Children’s Hospitals and Clinics), VRDN, 0.24%, 4/1/11 (AGM) SBBPA: U.S. Bank N.A.)	7,400,000	7,400,000
Minneapolis & St. Paul Housing & Redevelopment Auth. Healthcare System Rev., Series 2007 AII, (Children’s Hospitals and Clinics), VRDN, 0.24%, 4/1/11 (AGM) (SBBPA: U.S. Bank N.A.)	11,750,000	11,750,000
Minnesota Office of Higher Education Rev., Series 2008 A, (Student Supply), VRDN, 0.28%, 4/7/11 (LOC: U.S. Bank N.A.)	6,000,000	6,000,000
Mississippi Business Finance Corp. Rev., (Medical Development Properties LLC), VRDN, 0.35%, 4/1/11 (LOC: BancorpSouth Bank and FHLB)	5,060,000	5,060,000
Mississippi Business Finance Corp. Rev., Series 2006 R1, (Brown Bottling Group, Inc.), VRDN, 0.35%, 4/1/11 (LOC: Trustmark National Bank and FHLB)	3,910,000	3,910,000
Missouri Health & Educational Facilities Auth. Rev., Series 2002 A, (Christian Brothers), VRDN, 0.25%, 4/7/11 (LOC: Commerce Bank N.A.)	8,700,000	8,700,000

9

Principal Amount	Value
New Jersey Housing & Mortgage Finance Agency Multifamily Rev., Series 2006 B, VRDN, 0.75%, 4/7/11 (AGM) (SBBPA: Lloyds TSB Bank plc)	$2,906,000	$2,906,000
New Jersey Housing & Mortgage Finance Agency Multifamily Rev., Series 2007 I, VRDN, 0.75%, 4/7/11 (AGM) (SBBPA: Lloyds TSB Bank plc)	1,500,000	1,500,000
New Mexico Educational Assistance Foundation Rev., Series 2003 A2, VRDN, 0.28%, 4/6/11 (LOC: Royal Bank of Canada)	7,000,000	7,000,000
New York City Housing Development Corp. Multifamily Rev., Series 2005 A, (270 East Burnside), VRDN, 0.25%, 4/6/11 (LIQ FAC: FNMA)	6,400,000	6,400,000
New York City Transitional Finance Auth. Rev., Series 1998 C, (Future Tax Secured Bonds), VRDN, 0.26%, 4/1/11 (LOC: Bayerische Landesbank)	5,000,000	5,000,000
New York GO, Series 1994 H3, VRDN, 0.24%, 4/1/11 (AGM) (SBBPA: State Street Bank & Trust Co.)	4,200,000	4,200,000
New York GO, Series 2008 J13, VRDN, 0.26%, 4/1/11 (SBBPA: Lloyds TSB Bank plc)	47,900,000	47,900,000
New York GO, Series 2011 I2, 1.50%, 8/1/11(1)	49,730,000	49,928,423
New York Housing Finance Agency Rev., Series 2003 A, (Biltmore Tower Housing), VRDN, 0.25%, 4/6/11 (LOC: FNMA) (LIQ FAC: FNMA)	43,300,000	43,300,000
Oyster Bay New York Public Improvement, 2.00%, 3/1/12	5,470,000	5,549,714
Palm Bay Rev., VRDN, 0.53%, 4/7/11 (AGM) (SBBPA: State Street Bank & Trust Co.)	18,000,000	18,000,000
Pasadena COP, (Los Robles Avenue Parking Facilities), VRDN, 0.29%, 4/5/11 (LOC: Bank of New York and California State Teachers’ Retirement System)	4,200,000	4,200,000
Pennsylvania Economic Development Financing Auth. Rev., (NHS-AVS, LLC), VRDN, 0.24%, 4/1/11 (LOC: Commerce Bank N.A.)	$9,590,000	$9,590,000
Plymouth Health Facilities Rev., Series 1994 B, (WestHealth), VRDN, 0.28%, 4/7/11 (AGM) (LOC: JPMorgan Chase Bank N.A.)	9,260,000	9,260,000
Plymouth Rev., (Carlson Center), VRDN, 0.31%, 4/7/11 (AGM) (LOC: U.S. Bank N.A.)	100,000	100,000
Portland GO, (Pension Bonds), VRDN, 0.36%, 4/6/11 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	77,355,000	77,354,706
Quincy Rev., (Blessing Hospital), VRDN, 0.24%, 4/1/11 (LOC: JPMorgan Chase Bank N.A.)	3,200,000	3,200,000
Rhode Island Health & Educational Building Corp. Rev., (Bryant University), VRDN, 0.24%, 4/6/11 (LOC: TD Banknorth N.A.)	20,305,000	20,305,000
Robbinsdale Rev., Series 2008 A2, (North Memorial), VRDN, 0.23%, 4/1/11 (LOC: Wells Fargo Bank N.A.)	29,000,000	29,000,000
Santa Ana Multifamily Housing Auth. Rev., Series 1996 A, (Vintage Apartments), VRDN, 0.25%, 4/3/11 (LOC: FNMA) (LIQ FAC: FNMA)	5,335,000	5,335,000
Santa Rosa Pension Obligation Rev., Series 2003 A, VRDN, 0.53%, 4/7/11 (LOC: Landesbank Hessen-Thuringen Girozentrale)	12,875,000	12,875,000
South Carolina Public Service Auth. Rev., Series 2010 A, (Santee Cooper), VRN, 0.51%, 4/15/11	20,000,000	20,000,000
Southeastern Pennsylvania Transportation Auth. Rev., VRDN, 0.22%, 4/1/11 (LOC: PNC Bank N.A.)	3,330,000	3,330,000
St. Paul Minnesota Port Auth. Rev., Series 2009 N1, VRDN, 0.25%, 4/7/11 (LOC: U.S. Bank N.A.)	4,100,000	4,100,000

10

Principal Amount	Value
Suffolk County Tax Anticipation Notes GO, 1.50%, 8/11/11	$25,000,000	$25,090,093
Suffolk County Tax Anticipation Notes GO, 2.00%, 8/11/11	15,000,000	15,084,126
Texas GO, Series 2002 IB, (Veterans Housing), VRDN, 0.28%, 4/6/11 (SBBPA: Landesbank Hessen-Thuringen Girozentrale)	13,345,000	13,345,000
Texas Tax & Revenue Anticipation Notes Rev., 2.00%, 8/31/11	10,000,000	10,070,553
University Hospitals Auth. and Trust Rev., Series 2005 B, VRDN, 0.27%, 4/1/11 (LOC: Bank of America N.A.)	4,900,000	4,900,000
University of Colorado Hospital Auth. Rev., Series 2004 A, VRDN, 0.30%, 4/6/11 (AGM) (SBBPA: Wells Fargo Bank N.A.)	11,800,000	11,800,000
University of Kansas Hospital Auth. Health Facilities Rev., (Health System), VRDN, 0.23%, 4/1/11 (LOC: U.S. Bank N.A.)	6,120,000	6,120,000
Wisconsin Health & Educational Facilities Auth. Rev., Series 2008 B, (ProHealth Care, Inc.), VRDN, 0.24%, 4/1/11 (LOC: JPMorgan Chase Bank N.A.)	13,600,000	13,600,000
TOTAL MUNICIPAL SECURITIES		1,008,782,772
Commercial Paper(2) — 41.1%
Austin Texas, 0.27%, 6/15/11 (LOC: Landesbank Hessen-Thuringen Girozentrale	8,800,000	8,795,050
Bank of Nova Scotia, 0.27%, 5/25/11	10,000,000	9,995,950
Catholic Health Initiatives, 0.45%, 5/6/11	71,763,000	71,763,000
Catholic Health Initiatives, 0.40%, 6/9/11	33,013,000	33,013,000
Charta LLC, 0.22%, 4/11/11(3)	22,500,000	22,498,625
Chicago Illinois, (LOC: Bayerische Landesbank, Landesbank Baden-Wuerttemberg 0.38%, 5/4/11	10,000,000	9,996,517
Crown Point Capital Co. LLC, 0.32%, 4/4/11(3)	25,600,000	25,599,317
Crown Point Capital Co. LLC, 0.32%, 5/3/11(3)	$28,000,000	$27,992,036
Crown Point Capital Co. LLC, 0.32%, 5/13/11(3)	43,200,000	43,183,872
Falcon Asset Securitization Co. LLC, 0.24%, 5/2/11(3)	26,200,000	26,194,585
Govco LLC, 0.28%, 6/20/11(3)	27,000,000	26,983,200
Govco LLC, 0.37%, 7/25/11(3)	52,000,000	51,939,187
Govco LLC, 0.39%, 8/8/11(3)	25,000,000	24,965,062
Jupiter Securitization Co. LLC, 0.26%, 5/23/11(3)	20,000,000	19,992,489
Jupiter Securitization Co. LLC, 0.26%, 6/2/11(3)	30,000,000	29,986,567
Legacy Capital LLC, 0.32%, 4/4/11(3)	20,000,000	19,999,467
Legacy Capital LLC, 0.32%, 5/3/11(3)	90,000,000	89,974,400
Lexington Parker Capital, 0.32%, 4/4/11(3)	59,000,000	58,998,427
Lexington Parker Capital, 0.32%, 5/20/11(3)	51,000,000	50,977,787
Oakland-Almeda County, 0.26%, 6/16/11 (LOC: Bank of New York and California State Teachers’ Retirement System)	23,000,000	23,000,000
Reckitt Banckiser Treasury LLC, 0.27%, 6/17/11(3)	5,000,000	4,997,112
Reckitt Benckiser Treasury Services plc, 0.24%, 5/31/11 (LOC: Reckitt Benckiser Group plc)(3)	250,000	249,900
Reckitt Benckiser Treasury Services plc, 0.25%, 7/6/11 (LOC: Reckitt Benckiser Group plc)(3)	1,700,000	1,698,867
Salvation Army (The), 0.30%, 4/6/11	15,000,000	14,999,375
Salvation Army (The), 0.33%, 4/6/11	5,000,000	5,000,000
Salvation Army (The), 0.33%, 4/6/11	30,000,000	30,000,000
Sanofi-Aventis SA, 0.30%, 9/12/11(3)(4)	48,000,000	47,934,081
Sanofi-Aventis SA, 0.28%, 9/13/11(3)	6,000,000	5,992,300
Sanofi-Aventis SA, 0.30%, 9/20/11(3)	10,000,000	9,985,667
Shell International Finance BV, 0.55%, 4/1/11 (LOC: Royal Dutch Shell plc)(3)(4)	51,775,000	51,775,000

11

Principal Amount	Value
Societe Generale New York, 0.33%, 5/2/11	$25,000,000	$25,000,000
University of Texas System, 0.27%, 4/6/11	15,000,000	15,000,000
Vanderbilt University, 0.36%, 7/19/11	26,750,000	26,720,842
TOTAL COMMERCIAL PAPER		915,201,682
U.S. Government Agency Securities — 8.2%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY SECURITIES — 5.0%
FFCB, VRN, 0.62%, 4/4/11	14,000,000	14,004,877
FFCB, VRN, 0.21%, 4/5/11	24,230,000	24,230,000
FHLB, VRN, 0.25%, 4/4/11	25,000,000	25,000,000
FHLB, VRN, 0.31%, 4/4/11	50,000,000	50,000,000
		113,234,877
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 3.2%
FHLB, 0.40%, 4/3/12	20,000,000	20,000,000
FHLB, 0.40%, 4/5/12	15,000,000	15,000,000
FHLB, 0.40%, 4/25/12(1)	35,000,000	35,000,000
		70,000,000
TOTAL U.S. GOVERNMENT AGENCY SECURITIES		183,234,877
Corporate Bonds — 8.2%
American Honda Finance Corp., VRN, 0.29%, 4/15/11(3)	50,000,000	50,000,000
American Honda Finance Corp., VRN, 0.36%, 5/26/11	16,000,000	16,001,769
Blodgett Capital LLC, VRDN, 0.28%, 4/7/11 (LOC: FHLB)	6,200,000	6,200,000
Colorado Natural Gas, Inc., VRDN, 0.44%, 4/7/11 (LOC: JPMorgan Chase Bank N.A.)	2,435,000	2,435,000
Cypress Bend Real Estate Development Co. LLC, VRDN, 0.31%, 4/7/11 (LOC: FHLB)	21,093,000	21,093,000

	Principal Amount/ Shares	Value
Herman & Kittle Capital LLC, VRDN, 0.26%, 4/7/11 (LOC: FHLB)	$1,345,000	$1,345,000
High Track LLC, VRDN, 0.28%, 4/7/11 (LOC: FHLB)	2,530,000	2,530,000
Labcon North America, VRDN, 0.36%, 4/6/11 (LOC: Bank of the West)	2,200,000	2,200,000
Lammert Building LP, VRDN, 0.28%, 4/7/11 (LOC: U.S. Bank N.A.)(3)	3,090,000	3,090,000
Northcreek Church, VRDN, 0.43%, 4/7/11 (LOC: FHLB and Umpqua Bank)	12,055,000	12,055,000
RMD Note Issue LLC, VRDN, 0.28%, 4/6/11 (LOC: FHLB)	9,850,000	9,850,000
Royal Bank of Canada, 0.71%, 6/23/11	30,730,000	30,761,184
Saddleback Valley Community Church, VRDN, 0.24%, 4/7/11 (LOC: FHLB)	9,300,000	9,300,000
Salvation Army (The), VRDN, 0.43%, 4/7/11 (LOC: Bank of New York)	7,500,000	7,500,000
Salvation Army (The), VRDN, 0.43%, 4/7/11 (LOC: Bank of New York)	8,000,000	8,000,000
TOTAL CORPORATE BONDS		182,360,953
U.S. Treasury Securities(2) — 0.9%
U.S. Treasury Bills, 0.25%, 2/9/12	20,000,000	19,956,738
Temporary Cash Investments — 0.2%
JPMorgan U.S. Treasury Plus Money Market Fund Agency Shares	4,851,915	4,851,915
TOTAL INVESTMENT SECURITIES — 103.8%		2,314,388,937
OTHER ASSETS AND LIABILITIES — (3.8)%		(84,213,864)
TOTAL NET ASSETS — 100.0%		$2,230,175,073

12

Notes to Schedule of Investments

ABAG = Association of Bay Area Governments

AGM = Assured Guaranty Municipal Corporation

COP = Certificates of Participation

FFCB = Federal Farm Credit Bank

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GO = General Obligation

LIQ FAC = Liquidity Facilities

LOC = Letter of Credit

Radian = Radian Asset Assurance, Inc.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	When-issued security.

(2)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

(3)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $695,007,948, which represented 31.2% of total net assets. None of these securities were considered illiquid.

(4)	Security, or a portion thereof, has been segregated for when-issued securities. At the period end, the aggregate value of securities pledged was $84,929,000.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2011
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$2,314,388,937
Cash	329,963
Receivable for investments sold	793,000
Receivable for capital shares sold	2,261,422
Interest receivable	2,363,776
2,320,137,098

Liabilities
Payable for investments purchased	84,928,423
Payable for capital shares redeemed	4,410,680
Accrued management fees	622,762
Dividends payable	160
89,962,025

Net Assets	$2,230,175,073

Net Assets Consist of:
Capital paid in	$2,230,650,418
Accumulated net realized loss	(475,345)
$2,230,175,073

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$2,129,345,638	2,129,804,099	$1.00
A Class	$96,777,008	96,806,498	$1.00
B Class	$1,245,998	1,246,293	$1.00
C Class	$2,806,429	2,807,120	$1.00

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED MARCH 31, 2011
Investment Income (Loss)
Income:
Interest	$9,091,971

Expenses:
Management fees	14,065,071
Distribution and service fees:
A Class	254,693
B Class	15,119
C Class	19,317
Trustees’ fees and expenses	84,089
Other expenses	96,331
14,534,620
Fees waived	(5,668,742)
8,865,878

Net investment income (loss)	226,093

Net realized gain (loss) on investment transactions	60,043

Net Increase (Decrease) in Net Assets Resulting from Operations	$286,136

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2011 AND MARCH 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$226,093	$5,687,861
Net realized gain (loss)	60,043	(16,038)
Net increase (decrease) in net assets resulting from operations	286,136	5,671,823

Distributions to Shareholders
From net investment income:
Investor Class	(215,925)	(5,507,906)
A Class	(9,822)	(179,185)
B Class	(104)	(160)
C Class	(242)	(610)
Decrease in net assets from distributions	(226,093)	(5,687,861)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(327,006,672)	(402,930,241)

Net increase (decrease) in net assets	(326,946,629)	(402,946,279)

Net Assets
Beginning of period	2,557,121,702	2,960,067,981
End of period	$2,230,175,073	$2,557,121,702

See Notes to Financial Statements.

16

Notes to Financial Statements

MARCH 31, 2011

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Prime Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under Rule 2a-7 of the 1940 Act. The fund’s investment objective is to earn the highest level of current income while preserving the value of your investment. The fund invests most of its assets in high-quality, very short-term debt securities issued by corporations, banks and governments.

The fund is authorized to issue the Investor Class, the A Class, the B Class and the C Class. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Securities are generally valued at amortized cost, which approximates current market value. Investments in open-end management investment companies are valued at the reported net asset value per share. When such valuations do not reflect market value, securities are valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

17

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. The fund may make short-term capital gains distributions to comply with the distribution requirements of the Internal Revenue Code. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any long-term capital gains distributions.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2370% to 0.3500%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class and C Class. During the year ended March 31, 2011, the investment advisor voluntarily agreed to waive 0.062% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2011, and cannot terminate it without consulting the Board of Trustees. In order to maintain a positive yield, ACIM may voluntarily waive a portion of its management fee on a daily basis. This fee waiver may be revised or terminated at any time without notice. The total amount of the waiver for each class for the year ended March 31, 2011 was $5,146,901, $223,787, $3,303, and $5,737 for the Investor Class, A Class, B Class and C Class, respectively. The effective annual management fee before waiver for each class for the year ended March 31, 2011 was 0.57%. The effective annual management fee after waiver for each class for the year ended March 31, 2011 was 0.35%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 0.75%, of which 0.25% is paid for individual shareholder services and 0.50% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2011 are detailed in the Statement of Operations.

In order to maintain a positive yield, ACIS may voluntarily waive a portion of its distribution and/or service fee on a daily basis. The fee waiver may be revised or terminated at any time without notice. For the A Class, B Class, and C Class for the year ended March 31, 2011, the total amount of the waiver was $254,666, $15,093, and $19,255, respectively, and the effective annual distribution and service fee after waiver was less than 0.005% for each class.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC. ACIM owns 5% of the fund’s outstanding shares. Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP) own, in aggregate, 5% of the shares of the fund. ACAAP does not invest in the fund for the purpose of exercising management or control.

18

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2011		Year ended March 31, 2010
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,474,496,210	$1,474,496,210	1,549,547,459	$1,549,547,459
Issued in reinvestment of distributions	213,766	213,766	5,267,709	5,267,709
Redeemed	(1,783,121,699)	(1,783,121,699)	(1,887,006,816)	(1,887,006,816)
	(308,411,723)	(308,411,723)	(332,191,648)	(332,191,648)
A Class
Sold	44,032,218	44,032,218	76,840,062	76,840,062
Issued in reinvestment of distributions	9,477	9,477	159,682	159,682
Redeemed	(62,349,082)	(62,349,082)	(143,287,464)	(143,287,464)
	(18,307,387)	(18,307,387)	(66,287,720)	(66,287,720)
B Class
Sold	163,019	163,019	63,164	63,164
Issued in reinvestment of distributions	87	87	126	126
Redeemed	(682,507)	(682,507)	(1,486,752)	(1,486,752)
	(519,401)	(519,401)	(1,423,462)	(1,423,462)
C Class
Sold	3,847,251	3,847,251	4,080,654	4,080,654
Issued in reinvestment of distributions	210	210	430	430
Redeemed	(3,615,622)	(3,615,622)	(7,108,495)	(7,108,495)
	231,839	231,839	(3,027,411)	(3,027,411)
Net increase (decrease)	(327,006,672)	$(327,006,672)	(402,930,241)	$(402,930,241)

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

19

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Municipal Securities	—	$1,008,782,772	—
Commercial Paper	—	915,201,682	—
U.S. Government Agency Securities	—	183,234,877	—
Corporate Bonds	—	182,360,953	—
U.S. Treasury Securities	—	19,956,738	—
Temporary Cash Investments	$4,851,915	—	—
Total Value of Investment Securities	$4,851,915	$2,309,537,022	—

6. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$226,093	$5,687,861
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2011, the fund had accumulated capital losses of $(475,345), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(459,307) and $(16,038) expire in 2017 and 2018, respectively.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

20

Financial Highlights

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations
Net Investment Income (Loss)	— (1)	— (1)	0.02	0.04	0.05
Distributions
From Net Investment Income	— (1)	— (1)	(0.02)	(0.04)	(0.05)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(2)	0.01%	0.20%	2.19%	4.58%	4.83%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.36%	0.50%	0.57%	0.56%	0.55%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.58%	0.59%	0.61%	0.59%	0.59%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.01%	0.21%	2.16%	4.47%	4.73%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	(0.21)%	0.12%	2.12%	4.44%	4.69%
Net Assets, End of Period (in thousands)	$2,129,346	$2,437,700	$2,769,906	$2,539,830	$2,155,800

(1)	Per-share amount was less than $0.005.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

21

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations
Net Investment Income (Loss)	— (2)	— (2)	0.02	0.04	0.04
Distributions
From Net Investment Income	— (2)	— (2)	(0.02)	(0.04)	(0.04)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(3)	0.01%	0.10%	1.94%	4.32%	4.58%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.36%	0.62%	0.82%	0.81%	0.80%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	0.83%	0.84%	0.86%	0.84%	0.84%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.01%	0.09%	1.91%	4.22%	4.48%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	(0.46)%	(0.13)%	1.87%	4.19%	4.44%
Net Assets, End of Period (in thousands)	$96,777	$115,082	$181,371	$176,175	$4,185

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

(2)	Per-share amount was less than $0.005.

(3)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

22

B Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations
Net Investment Income (Loss)	— (1)	— (1)	0.01	0.03	0.04
Distributions
From Net Investment Income	— (1)	— (1)	(0.01)	(0.03)	(0.04)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(2)	0.01%	0.01%	1.19%	3.54%	3.80%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.36%	0.74%	1.55%	1.56%	1.55%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	1.58%	1.59%	1.61%	1.59%	1.59%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.01%	(0.03)%	1.18%	3.47%	3.73%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	(1.21)%	(0.88)%	1.12%	3.44%	3.69%
Net Assets, End of Period (in thousands)	$1,246	$1,765	$3,189	$1,194	$838

(1)	Per-share amount was less than $0.005.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

23

C Class
For a Share Outstanding Throughout the Years Ended March 31
	2011	2010	2009	2008	2007
Per-Share Data
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations
Net Investment Income (Loss)	— (1)	— (1)	0.01	0.04	0.04
Distributions
From Net Investment Income	— (1)	— (1)	(0.01)	(0.04)	(0.04)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(2)	0.01%	0.02%	1.44%	3.81%	4.06%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.36%	0.74%	1.32%	1.31%	1.30%
Ratio of Operating Expenses to Average Net Assets (Before Expense Waiver)	1.33%	1.34%	1.36%	1.34%	1.34%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.01%	(0.03)%	1.41%	3.72%	3.98%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Waiver)	(0.96)%	(0.63)%	1.37%	3.69%	3.94%
Net Assets, End of Period (in thousands)	$2,806	$2,575	$5,602	$1,963	$527

(1)	Per-share amount was less than $0.005.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Prime Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Prime Money Market Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 19, 2011

25

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century Investment Trust (the proposal was voted on by all shareholders of funds issued by American Century Investment Trust):

Frederick L.A. Grauer	For:	6,489,609,552
	Withhold:	205,862,380
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B and C Classes	For:	1,582,084,676
	Against:	23,793,012
	Abstain:	50,311,398
	Broker Non-Vote:	266,043,301

26

Management

The Board of Trustees

The individuals listed below serve as trustees of the fund. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee, other than Mr. Thomas, is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (2004 to 2006)	40	None
John Freidenrich (1937)	Trustee	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	40	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	40	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	40	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	40	Cadence Design Systems; Exponent; Financial Engines; Watson Wyatt Worldwide (2002 to 2006)

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	104	None

28

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Officers
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-71455   1105

ANNUAL REPORT                  MARCH 31, 2011

Short Duration Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	21
Statement of Operations	22
Statement of Changes in Net Assets	23
Notes to Financial Statements	24
Financial Highlights	33
Report of Independent Registered Public Accounting Firm	39
Proxy Voting Results	40
Management	41
Additional Information	44

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2011. Our report offers investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional, updated information on fund performance, portfolio strategy, and the investment markets, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Investment Performance and Macroeconomic Update

Investment performance tables turned dramatically since our semiannual report for the six months ended September 30, 2010. That report chronicled an uneven period for economic growth and financial market performance that produced generally higher returns for U.S. bonds than for U.S. stocks. For the subsequent six months ended March 31, 2011, broad U.S. stock indices significantly outperformed their bond counterparts as monetary and fiscal intervention in 2010 fueled investor optimism about economic and financial market conditions in 2011 and 2012. The S&P 500 Index (representing U.S. stocks) and the Barclays Capital U.S. Aggregate Bond Index returned 17.31% and -0.88%, respectively, during those final six months.

In the second half of 2010, the U.S. Federal Reserve launched its second round of quantitative easing (QE2), a form of monetary intervention involving the purchase of U.S. government securities to increase the money supply and encourage investors to purchase potentially higher-risk/higher-return assets, such as stocks. Small-cap growth stocks benefited most from the resulting rally. But besides boosting stock prices, QE2 also helped fuel inflation fears. The benchmark 10-year U.S. Treasury note suffered a -5.92% total return from September 30, 2010, to March 31, 2011, as its yield jumped from 2.51% to 3.47%.

These developments over the more-recent six months are incorporated in the broader, enclosed 12-month Market Perspective and Portfolio Commentary from the portfolio management team. Our experts will continue to diligently apply their knowledge and skills as they make daily investment decisions for you.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic Uncertainty Gave Way to Economic Optimism

Bonds generated solid returns for the 12 months ended March 31, 2011—a period characterized by mixed economic data and changing investor sentiment. Early in the period, a slowdown in the pace of economic growth, combined with lingering high unemployment, the European sovereign debt crisis, and mounting deflationary signals, stoked fears of a double-dip recession. This backdrop fueled demand for Treasuries and other “safe haven” investments.

Dissatisfied with the slow pace of economic growth and the lingering high jobless rate, the Federal Reserve (the Fed) kept its federal funds rate target near zero and, in late 2010, announced a second round of quantitative easing, dubbed “QE2” (the Fed’s government-securities purchase program designed to expand the money supply). This action, combined with improving economic data and the extension of prevailing federal income tax rates, sparked a fresh round of economic optimism and “risk-taking” by investors. At the same time, inflationary pressures began brewing, primarily due to better economic forecasts combined with soaring prices for oil and other commodities.

Demand for Yield, Inflation Protection Drove Performance

Treasury yields declined across all maturities, yet the slope of the yield curve (between two and 30 years) remained relatively unchanged. The generally low interest rate environment prompted investors to maintain a healthy appetite for yield. This led to strong, broad-benchmark-beating performance from investment-grade and high-yield corporate bonds, which also benefited from solid corporate fundamentals and low default rates. Longer-term nominal Treasuries also outperformed the broad bond market in this rate environment, but they lagged their inflation-indexed counterparts. Concerns about rising inflation pushed TIPS (Treasury inflation-protected securities) to the top of the investment-grade fixed-income performance hierarchy for the 12-month period.

Government agency mortgage-backed securities (MBS) posted positive returns for the period, but they lagged the broader market. Valuations in the sector remained tight relative to Treasuries, giving investors little incentive to take on additional risk. Meanwhile, cash returns were essentially flat throughout the period, reflecting the Fed’s near-zero interest rate policy.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2011
Barclays Capital U.S. Bond Market Indices		Barclays Capital U.S. Treasury Bellwethers
Corporate High-Yield	14.31%	3-Month Bill	0.19%
Treasury Inflation Protected Securities (TIPS)	7.91%	2-Year Note	1.64%
		10-Year Note	6.55%
Corporate (investment-grade)	7.46%	30-Year Bond	6.91%
Aggregate (multi-sector)	5.12%
Treasury	4.53%
MBS (mortgage-backed securities)	4.37%

3

Performance

Total Returns as of March 31, 2011
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ACSNX	2.48%	4.69%	11/30/06
Barclays Capital U.S. 1-3 Years Government/Credit Bond Index	—	2.08%	4.29%	—
Institutional Class	ACSUX	2.69%	4.90%	11/30/06
A Class No sales charge* With sales charge*	ACSQX	2.23% -0.06%	4.43% 3.89%	11/30/06
B Class No sales charge* With sales charge*	ACSJX	1.47% -2.53%	3.66% 3.24%	11/30/06
C Class	ACSKX	1.47%	3.66%	11/30/06
R Class	ACSPX	2.07%	4.20%	11/30/06

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over Life of Class
$10,000 investment made November 30, 2006

* From 11/30/06, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
0.61%	0.41%	0.86%	1.61%	1.61%	1.11%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Jim Platz, and David MacEwen

Performance Summary

Short Duration returned 2.48%* for the 12 months ended March 31, 2011. By comparison, the portfolio’s benchmark, the Barclays Capital U.S. 1-3 Years Government/Credit Bond Index, returned 2.08%. See page 4 for additional performance comparisons. Fund returns reflect operating expenses, while index returns do not.

Short Duration’s absolute return reflected the modest, positive performance of short-term investment-grade and high-yield corporate bonds during the 12-month period. Relative to the benchmark, the main contributors to performance included sector- and security-selection decisions and yield-curve positioning.

Overweight to Credit Helped Performance

We continued to underweight U.S. Treasuries and maintain an overweight position in investment-grade corporate bonds, which contributed favorably to performance. Corporate bonds outperformed Treasuries and the broad bond market during the period, benefitting from improving corporate fundamentals and investor demand for yield. Within the corporate component, a small allocation to high-yield corporate bonds (approximately 6% of assets as of March 31, 2011) further boosted the portfolio’s performance. High-yield corporate bonds represented the best-performing segment of the domestic fixed-income market. Our security selection was helpful, particularly among bonds with “BB” credit ratings.

Late in the period, we began to slightly reduce the portfolio’s corporate overweight, due to the sector’s lengthy performance run and significant spread tightening. We reinvested the proceeds in U.S. Treasury and non-U.S.-dollar-denominated securities.

Yield Curve Positioning Favored Flattening

We continued to position the portfolio for a longer-term flattening of the yield curve (the graphic representation of Treasury yields), with the expectation that the yield difference between two- and five-year Treasuries would narrow going forward. This strategy had a positive impact on performance during the 12-month period, as the slope of the yield curve flattened slightly. From a longer term perspective—potentially after the Federal Reserve’s (the Fed’s) quantitative easing concludes in June—we believe the curve may flatten more significantly, due to short-term rates rising at a faster pace than long-term rates.

Mortgages Mixed; Non-Dollar Bonds Lagged

We maintained an allocation to mortgage-backed securities (MBS), including exposure to commercial mortgage-backed securities (CMBS) and collateralized mortgage obligations (CMOs). We underweighted traditional pass-through government agency MBS, primarily due to their tight valuations and low absolute and relative (to Treasuries) yields. Investors generally favored “structured” mortgage products, such as CMBS and CMOs, which are less likely to experience sharp price volatility due to refinancing or rapidly changing interest rates. Our CMOs contributed favorably to performance, but within the CMBS sector, security selection dragged down results. We favored higher-quality, short-maturity securities, which lagged lower-quality, longer-maturity CMBS.

*All fund returns referenced in this commentary are for Investor Class shares.

6

We also made a small investment (approximately 6% of assets as of March 31, 2011) in German government bonds. Fears of inflation and a rate hike from the European Central Bank pushed yields on German government bonds higher and prices lower late in the reporting period, which hurt overall relative performance.

Outlook

“Economic conditions appear to have improved,” said Portfolio Manager Bob Gahagan. “ISM (Institute for Supply Management) manufacturing data, retail sales, and consumer confidence are better, but it remains to be seen if current momentum is enough to offset the winding down of stimulus programs from the Fed and the federal government, soft employment, a weak housing market, and historically high debt levels. In addition, elevated sovereign debt risk and the need for fiscal austerity in many industrialized nations may act as an additional friction to growth over the next few years. Also, the implications of the Japan earthquake and the unrest in the Middle East and Northern Africa are adding to the aura of uncertainty.

“These factors, combined with increasing inflationary pressures stemming from monetary expansion and rising commodity prices, have important implications for fixed-income investors. In this environment, we are sticking to our disciplined, relative-value approach to portfolio management, emphasizing careful security selection and risk management. As such, we are likely to maintain a duration (price sensitivity to interest rate changes) close to that of the benchmark. In terms of sector allocation, we continue to favor a modest overweight to MBS, focusing on structured mortgage products over traditional mortgage securities.”

7

Fund Characteristics

MARCH 31, 2011
Portfolio at a Glance
Average Duration (effective)	1.8 years
Weighted Average Life	1.9 years

30-Day SEC Yields
Investor Class	1.17%
Institutional Class	1.37%
A Class	0.90%
B Class	0.18%
C Class	0.18%
R Class	0.68%

Types of Investments in Portfolio	% of net assets
Corporate Bonds	39.3%
U.S. Treasury Securities	25.0%
U.S. Government Agency Securities and Equivalents	9.6%
Commercial Mortgage-Backed Securities	7.7%
Collateralized Mortgage Obligations	7.5%
Sovereign Governments & Agencies	5.8%
Municipal Securities	0.6%
Asset-Backed Securities	0.4%
U.S. Government Agency Mortgage-Backed Securities	0.1%
Temporary Cash Investments	3.3%
Other Assets and Liabilities	0.7%

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2010 to March 31, 2011.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/10	Ending Account Value 3/31/11	Expenses Paid During Period* 10/1/10 – 3/31/11	Annualized Expense Ratio*
Actual
Investor Class	$1,000	$1,001.40	$3.04	0.61%
Institutional Class	$1,000	$1,002.40	$2.05	0.41%
A Class	$1,000	$1,000.20	$4.29	0.86%
B Class	$1,000	$996.50	$8.01	1.61%
C Class	$1,000	$996.50	$8.01	1.61%
R Class	$1,000	$999.90	$5.53	1.11%
Hypothetical
Investor Class	$1,000	$1,021.89	$3.07	0.61%
Institutional Class	$1,000	$1,022.89	$2.07	0.41%
A Class	$1,000	$1,020.64	$4.33	0.86%
B Class	$1,000	$1,016.90	$8.10	1.61%
C Class	$1,000	$1,016.90	$8.10	1.61%
R Class	$1,000	$1,019.40	$5.59	1.11%

* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

MARCH 31, 2011

Principal Amount	Value
Corporate Bonds — 39.3%
AEROSPACE & DEFENSE — 0.7%
BAE Systems Holdings, Inc., 6.40%, 12/15/11(1)(2)	$500,000	$519,952
Boeing Co. (The), 1.875%, 11/20/12(2)	500,000	508,258
Bombardier, Inc., 6.75%, 5/1/12(1)(2)	170,000	178,075
L-3 Communications Corp., 6.375%, 10/15/15(2)	1,000,000	1,035,000
Northrop Grumman Corp., 3.70%, 8/1/14(2)	500,000	523,170
		2,764,455
BEVERAGES — 1.6%
Anheuser-Busch Cos., Inc., 6.00%, 4/15/11(2)	480,000	480,708
Anheuser-Busch InBev Worldwide, Inc., 3.00%, 10/15/12(2)	500,000	514,214
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 3/26/13(2)	1,500,000	1,530,300
Coca-Cola Enterprises, Inc., 1.125%, 11/12/13(2)	1,000,000	985,742
Coca-Cola Refreshments USA, Inc., 3.75%, 3/1/12(2)	300,000	308,695
Dr Pepper Snapple Group, Inc., 6.12%, 5/1/13(2)	700,000	763,934
SABMiller plc, 6.20%, 7/1/11(1)(2)	540,000	547,127
SABMiller plc, 5.50%, 8/15/13(1)(2)	1,110,000	1,206,230
		6,336,950
CAPITAL MARKETS — 2.2%
Credit Suisse (New York), 5.00%, 5/15/13(2)	1,100,000	1,174,236
Credit Suisse (New York), 5.50%, 5/1/14(2)	380,000	416,461
Deutsche Bank AG (London), 4.875%, 5/20/13(2)	935,000	994,014
Deutsche Bank AG (London), 3.875%, 8/18/14(2)	300,000	312,756
Goldman Sachs Group, Inc. (The), 4.75%, 7/15/13(2)	1,000,000	1,059,567
Goldman Sachs Group, Inc. (The), 5.00%, 10/1/14(2)	1,000,000	1,065,734
Goldman Sachs Group, Inc. (The), 3.625%, 2/7/16(2)	200,000	197,980
Mellon Funding Corp., 5.00%, 12/1/14(2)	500,000	544,021
Morgan Stanley, 5.30%, 3/1/13(2)	$1,300,000	$1,381,561
Morgan Stanley, 2.875%, 1/24/14(2)	500,000	501,280
UBS AG (Stamford Branch), 2.25%, 8/12/13(2)	870,000	878,322
		8,525,932
CHEMICALS — 0.9%
Ashland, Inc., 9.125%, 6/1/17(2)	700,000	806,750
Dow Chemical Co. (The), 4.85%, 8/15/12(2)	1,000,000	1,047,497
Dow Chemical Co. (The), 5.90%, 2/15/15(2)	470,000	520,701
Mosaic Co. (The), 7.625%, 12/1/16(1)(2)	1,000,000	1,080,176
		3,455,124
COMMERCIAL BANKS — 2.1%
Bank of Nova Scotia, 2.375%, 12/17/13(2)	460,000	469,170
Barclays Bank plc, 2.50%, 1/23/13(2)	320,000	325,553
BB&T Corp., 3.85%, 7/27/12(2)	400,000	414,120
BB&T Corp., 5.70%, 4/30/14(2)	500,000	552,000
Fifth Third Bancorp., 6.25%, 5/1/13(2)	640,000	694,149
HSBC Bank plc, 1.625%, 8/12/13(1)(2)	1,000,000	999,051
National Australia Bank Ltd., 1.70%, 12/10/13(1)(2)	400,000	396,187
U.S. Bancorp., 2.00%, 6/14/13(2)	330,000	334,918
U.S. Bank N.A., 6.375%, 8/1/11(2)	260,000	265,050
U.S. Bank N.A., 6.30%, 2/4/14(2)	1,000,000	1,112,898
Wachovia Corp., 5.70%, 8/1/13(2)	600,000	652,094
Wells Fargo & Co., 4.375%, 1/31/13(2)	1,000,000	1,053,152
Westpac Banking Corp., 2.10%, 8/2/13(2)	750,000	756,854
		8,025,196
COMMERCIAL SERVICES & SUPPLIES — 0.6%
Allied Waste North America, Inc., 6.375%, 4/15/11(2)	200,000	200,281
Corrections Corp. of America, 6.25%, 3/15/13(2)	1,100,000	1,100,000

11

Principal Amount	Value
Waste Management, Inc., 6.375%, 11/15/12(2)	$850,000	$921,221
		2,221,502
COMPUTERS & PERIPHERALS — 0.3%
Dell, Inc., 2.10%, 4/1/14(2)	1,000,000	1,000,088
CONSUMER FINANCE — 2.1%
American Express Centurion Bank, 5.55%, 10/17/12(2)	1,600,000	1,695,221
American Honda Finance Corp., 2.375%, 3/18/13(1)(2)	1,000,000	1,014,031
Capital One Financial Corp., 4.80%, 2/21/12(2)	500,000	517,145
Caterpillar Financial Services Corp., 4.85%, 12/7/12(2)	500,000	532,505
Daimler Finance N.A. LLC, 5.75%, 9/8/11(2)	400,000	408,747
Daimler Finance N.A. LLC, 6.50%, 11/15/13(2)	970,000	1,083,138
Ford Motor Credit Co. LLC, 7.00%, 10/1/13(2)	600,000	647,607
John Deere Capital Corp., 1.875%, 6/17/13(2)	500,000	506,341
Nissan Motor Acceptance Corp., 3.25%, 1/30/13(1)(2)	1,250,000	1,276,698
SLM Corp., 5.00%, 10/1/13(2)	420,000	434,616
		8,116,049
DIVERSIFIED FINANCIAL SERVICES — 4.5%
Ally Financial, Inc., 4.50%, 2/11/14(2)	1,000,000	1,002,500
Ally Financial, Inc., 8.30%, 2/12/15(2)	210,000	230,737
Arch Western Finance LLC, 6.75%, 7/1/13(2)	471,000	478,065
Bank of America Corp., 5.375%, 9/11/12(2)	1,400,000	1,473,926
Bank of America Corp., 4.90%, 5/1/13(2)	1,400,000	1,477,221
Citigroup, Inc., 6.00%, 12/13/13(2)	2,600,000	2,826,694
General Electric Capital Corp., 5.50%, 4/28/11(2)	500,000	501,667
General Electric Capital Corp., 2.80%, 1/8/13(2)	3,500,000	3,580,605
General Electric Capital Corp., 1.875%, 9/16/13(2)	1,000,000	999,538
General Electric Capital Corp., 2.10%, 1/7/14(2)	1,000,000	1,001,408
HSBC Finance Corp., 7.00%, 5/15/12(2)	300,000	319,125
HSBC Finance Corp., 6.375%, 11/27/12(2)	785,000	844,626
HSBC Finance Corp., 4.75%, 7/15/13(2)	$300,000	$319,940
JPMorgan Chase & Co., 5.60%, 6/1/11(2)	200,000	201,660
JPMorgan Chase & Co., 5.375%, 10/1/12(2)	2,100,000	2,229,688
		17,487,400
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.5%
AT&T, Inc., 6.70%, 11/15/13(2)	1,500,000	1,687,971
British Telecommunications plc, 5.15%, 1/15/13(2)	1,000,000	1,063,644
Cellco Partnership/Verizon Wireless Capital LLC, 3.75%, 5/20/11(2)	700,000	702,977
CenturyLink, Inc., 7.875%, 8/15/12(2)	1,000,000	1,071,903
Deutsche Telekom International Finance BV, 5.25%, 7/22/13(2)	1,300,000	1,404,519
Frontier Communications Corp., 6.25%, 1/15/13(2)	1,000,000	1,060,000
Qwest Corp., 7.875%, 9/1/11(2)	300,000	309,000
Qwest Corp., 8.875%, 3/15/12(2)	1,060,000	1,136,850
Telecom Italia Capital SA, 6.20%, 7/18/11(2)	300,000	304,553
Telecom Italia Capital SA, 5.25%, 11/15/13(2)	500,000	527,816
Telefonica Emisiones SAU, 5.98%, 6/20/11(2)	1,000,000	1,010,948
Telefonica Emisiones SAU, 2.58%, 4/26/13(2)	1,000,000	1,009,311
Verizon Communications, Inc., 1.95%, 3/28/14(2)	1,000,000	1,000,633
Windstream Corp., 8.125%, 8/1/13(2)	1,000,000	1,102,500
		13,392,625
ELECTRIC UTILITIES — 1.0%
Carolina Power & Light Co., 6.50%, 7/15/12(2)	750,000	800,565
Duke Energy Carolinas LLC, 5.625%, 11/30/12(2)	250,000	267,759
Duke Energy Ohio, Inc., 5.70%, 9/15/12(2)	500,000	531,993
Duke Energy Ohio, Inc., 2.10%, 6/15/13(2)	250,000	254,764
Commonwealth Edison Co., 1.625%, 1/15/14(2)	980,000	973,574
FirstEnergy Corp., 6.45%, 11/15/11(2)	7,000	7,209
FirstEnergy Solutions Corp., 4.80%, 2/15/15(2)	425,000	445,794

12

Principal Amount	Value
Progress Energy, Inc., 6.85%, 4/15/12(2)	$500,000	$529,476
		3,811,134
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS(3)
Jabil Circuit, Inc., 7.75%, 7/15/16(2)	100,000	114,000
FOOD & STAPLES RETAILING — 1.0%
CVS Caremark Corp., 5.75%, 8/15/11(2)	300,000	305,634
Delhaize Group SA, 5.875%, 2/1/14(2)	1,000,000	1,091,657
Kroger Co. (The), 6.80%, 4/1/11(2)	700,000	700,000
Kroger Co. (The), 6.20%, 6/15/12(2)	200,000	211,450
Safeway, Inc., 5.80%, 8/15/12(2)	800,000	850,963
SUPERVALU, Inc., 7.50%, 5/15/12(2)	500,000	520,000
		3,679,704
FOOD PRODUCTS — 0.8%
General Mills, Inc., 5.25%, 8/15/13(2)	1,100,000	1,195,170
Kellogg Co., 6.60%, 4/1/11(2)	150,000	150,000
Kraft Foods, Inc., 5.625%, 11/1/11(2)	65,000	66,806
Kraft Foods, Inc., 2.625%, 5/8/13(2)	1,500,000	1,535,011
Mead Johnson Nutrition Co., 3.50%, 11/1/14(2)	200,000	207,126
		3,154,113
HEALTH CARE EQUIPMENT & SUPPLIES — 1.1%
Baxter International, Inc., 1.80%, 3/15/13(2)	1,000,000	1,012,597
CareFusion Corp., 4.125%, 8/1/12(2)	1,330,000	1,373,817
Covidien International Finance SA, 1.875%, 6/15/13(2)	1,000,000	1,009,420
St. Jude Medical, Inc., 2.20%, 9/15/13(2)	1,000,000	1,016,264
		4,412,098
HEALTH CARE PROVIDERS & SERVICES — 0.7%
Express Scripts, Inc., 5.25%, 6/15/12(2)	1,600,000	1,676,592
Medco Health Solutions, Inc., 6.125%, 3/15/13(2)	500,000	541,504
Medco Health Solutions, Inc., 7.25%, 8/15/13(2)	500,000	559,912
		2,778,008
HOTELS, RESTAURANTS & LEISURE — 0.2%
Yum! Brands, Inc., 8.875%, 4/15/11(2)	$600,000	$601,348
HOUSEHOLD DURABLES — 0.7%
Jarden Corp., 8.00%, 5/1/16	850,000	933,937
Toll Brothers Finance Corp., 6.875%, 11/15/12(2)	500,000	529,482
Whirlpool Corp., 8.00%, 5/1/12(2)	1,000,000	1,065,560
		2,528,979
INDUSTRIAL CONGLOMERATES — 0.3%
General Electric Co., 5.00%, 2/1/13(2)	1,000,000	1,065,255
INSURANCE — 1.3%
American International Group, Inc., 3.65%, 1/15/14	640,000	651,278
Berkshire Hathaway Finance Corp., 1.50%, 1/10/14(2)	1,000,000	997,223
Hartford Financial Services Group, Inc., 4.00%, 3/30/15(2)	410,000	415,995
MetLife Global Funding I, 2.875%, 9/17/12(1)(2)	400,000	407,823
MetLife, Inc., 2.375%, 2/6/14(2)	1,000,000	1,001,216
Prudential Financial, Inc., 3.625%, 9/17/12(2)	400,000	411,884
Prudential Financial, Inc., 2.75%, 1/14/13(2)	200,000	203,881
Travelers Cos., Inc. (The), 5.375%, 6/15/12(2)	1,000,000	1,045,761
		5,135,061
INTERNET SOFTWARE & SERVICES — 0.3%
eBay, Inc., 0.875%, 10/15/13(2)	1,000,000	988,946
LIFE SCIENCES TOOLS & SERVICES — 0.4%
Thermo Fisher Scientific, Inc., 2.15%, 12/28/12(2)	500,000	507,960
Thermo Fisher Scientific, Inc., 2.05%, 2/21/14(2)	1,000,000	1,010,682
		1,518,642
MEDIA — 2.7%
Comcast Cable Communications LLC, 7.125%, 6/15/13(2)	500,000	556,364
Comcast Corp., 5.30%, 1/15/14(2)	1,560,000	1,698,024
CSC Holdings LLC, 6.75%, 4/15/12(2)	1,273,000	1,323,920
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14(2)	1,000,000	1,076,529

13

Principal Amount	Value
DISH DBS Corp., 7.00%, 10/1/13(2)	$750,000	$813,750
Interpublic Group of Cos., Inc. (The), 6.25%, 11/15/14(2)	410,000	449,975
Lamar Media Corp., 9.75%, 4/1/14(2)	250,000	290,000
NBCUniversal Media LLC, 2.10%, 4/1/14(1)(2)	1,220,000	1,214,157
Time Warner Cable, Inc., 5.40%, 7/2/12(2)	1,460,000	1,535,005
Virgin Media Finance plc, 9.125%, 8/15/16(2)	1,500,000	1,597,500
		10,555,224
METALS & MINING — 1.4%
Alcoa, Inc., 5.375%, 1/15/13(2)	500,000	533,132
Anglo American Capital plc, 2.15%, 9/27/13(1)(2)	1,000,000	1,007,303
ArcelorMittal, 5.375%, 6/1/13(2)	1,100,000	1,169,577
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17(2)	1,560,000	1,721,942
Rio Tinto Finance USA Ltd., 5.875%, 7/15/13(2)	1,000,000	1,095,999
		5,527,953
MULTILINE RETAIL — 0.3%
Macy’s Retail Holdings, Inc., 5.35%, 3/15/12(2)	1,000,000	1,035,000
MULTI-UTILITIES — 1.8%
CenterPoint Energy Resources Corp., 4.50%, 1/15/21(1)(2)	863,000	846,556
CMS Energy Corp., 8.50%, 4/15/11(2)	1,200,000	1,205,078
CMS Energy Corp., 4.25%, 9/30/15	530,000	533,505
Consolidated Edison Co. of New York, Inc., 5.625%, 7/1/12(2)	600,000	632,639
Dominion Resources, Inc., 5.70%, 9/17/12(2)	1,000,000	1,062,738
Dominion Resources, Inc., 6.25%, 6/30/12(2)	404,000	428,604
Midamerican Energy Holdings Co., 5.875%, 10/1/12(2)	1,000,000	1,067,751
Pacific Gas & Electric Co., 6.25%, 12/1/13(2)	1,000,000	1,104,779
Sempra Energy, 8.90%, 11/15/13(2)	100,000	116,305
		6,997,955
OFFICE ELECTRONICS — 0.5%
Xerox Corp., 5.50%, 5/15/12(2)	$1,025,000	$1,072,123
Xerox Corp., 5.65%, 5/15/13(2)	500,000	538,426
Xerox Corp., 4.25%, 2/15/15(2)	200,000	210,500
		1,821,049
OIL, GAS & CONSUMABLE FUELS — 2.4%
Anadarko Petroleum Corp., 5.95%, 9/15/16(2)	400,000	434,837
Canadian Natural Resources Ltd., 5.15%, 2/1/13(2)	420,000	447,469
Cenovus Energy, Inc., 4.50%, 9/15/14(2)	200,000	214,708
Chesapeake Energy Corp., 7.625%, 7/15/13(2)	750,000	843,750
Devon Financing Corp. ULC, 6.875%, 9/30/11(2)	200,000	206,137
El Paso Corp., 7.875%, 6/15/12(2)	130,000	138,669
Encana Corp., 6.30%, 11/1/11(2)	325,000	335,490
Encana Corp., 4.75%, 10/15/13(2)	1,000,000	1,075,997
Forest Oil Corp., 8.50%, 2/15/14(2)	50,000	56,000
Kinder Morgan Energy Partners LP, 5.85%, 9/15/12(2)	500,000	531,746
Kinder Morgan Energy Partners LP, 5.00%, 12/15/13(2)	500,000	540,508
Kinder Morgan Kansas, Inc., 6.50%, 9/1/12(2)	219,000	233,235
Newfield Exploration Co., 6.625%, 4/15/16(2)	1,000,000	1,038,750
Nexen, Inc., 5.05%, 11/20/13(2)	1,000,000	1,098,090
Plains All American Pipeline LP/PAA Finance Corp., 4.25%, 9/1/12(2)	960,000	996,392
Sabine Pass LNG LP, 7.25%, 11/30/13(2)	100,000	102,750
Valero Energy Corp., 4.50%, 2/1/15(2)	1,000,000	1,051,885
		9,346,413
PHARMACEUTICALS — 0.7%
AstraZeneca plc, 5.40%, 9/15/12(2)	500,000	532,686
Merck & Co., Inc., 1.875%, 6/30/11(2)	500,000	501,947

14

Principal Amount	Value
Pfizer, Inc., 4.45%, 3/15/12(2)	$1,000,000	$1,037,266
Roche Holdings, Inc., 5.00%, 3/1/14(1)(2)	127,000	138,429
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14(2)	400,000	430,054
		2,640,382
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.7%
AMB Property LP, 6.30%, 6/1/13(2)	400,000	430,521
Developers Diversified Realty Corp., 5.375%, 10/15/12(2)	745,000	771,978
ERP Operating LP, 5.20%, 4/1/13(2)	475,000	507,312
HCP, Inc., 2.70%, 2/1/14	1,000,000	1,002,860
		2,712,671
ROAD & RAIL — 0.6%
Burlington Northern Santa Fe LLC, 5.90%, 7/1/12(2)	750,000	796,297
CSX Corp., 6.30%, 3/15/12(2)	575,000	604,636
CSX Corp., 5.75%, 3/15/13(2)	600,000	646,482
Norfolk Southern Corp., 5.26%, 9/17/14(2)	121,000	133,168
		2,180,583
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.2%
Broadcom Corp., 1.50%, 11/1/13(1)(2)	670,000	663,983
SOFTWARE — 0.4%
Adobe Systems, Inc., 3.25%, 2/1/15(2)	100,000	102,130
Intuit, Inc., 5.40%, 3/15/12(2)	500,000	520,480
Intuit, Inc., 5.75%, 3/15/17(2)	200,000	219,021
Oracle Corp., 3.75%, 7/8/14(2)	650,000	689,772
		1,531,403
SPECIALTY RETAIL — 0.4%
GameStop Corp./GameStop, Inc., 8.00%, 10/1/12(2)	191,000	195,536
Home Depot, Inc. (The), 5.25%, 12/16/13(2)	1,400,000	1,527,669
		1,723,205
TOBACCO — 0.2%
Philip Morris International, Inc., 4.875%, 5/16/13(2)	400,000	428,882
UST, Inc., 6.625%, 7/15/12(2)	400,000	424,106
		852,988
WIRELESS TELECOMMUNICATION SERVICES — 0.7%
American Tower Corp., 4.625%, 4/1/15(2)	$600,000	$622,547
Rogers Communications, Inc., 6.25%, 6/15/13(2)	130,000	143,227
Vodafone Group plc, 5.50%, 6/15/11(2)	341,000	344,300
Vodafone Group plc, 5.00%, 12/16/13(2)	1,320,000	1,431,888
		2,541,962
TOTAL CORPORATE BONDS (Cost $149,279,716)		151,243,380
U.S. Treasury Securities — 25.0%
U.S. Treasury Notes, 0.75%, 11/30/11(2)	3,100,000	3,111,141
U.S. Treasury Notes, 0.875%, 1/31/12(2)	15,500,000	15,578,709
U.S. Treasury Notes, 4.50%, 4/30/12(2)	5,000,000	5,224,220
U.S. Treasury Notes, 0.75%, 5/31/12(2)	11,500,000	11,547,564
U.S. Treasury Notes, 0.625%, 6/30/12(2)	1,000,000	1,002,307
U.S. Treasury Notes, 1.75%, 8/15/12(2)	5,000,000	5,085,155
U.S. Treasury Notes, 0.375%, 9/30/12(2)	1,500,000	1,495,665
U.S. Treasury Notes, 1.375%, 10/15/12(2)	5,600,000	5,666,500
U.S. Treasury Notes, 1.375%, 11/15/12(2)	16,000,000	16,189,376
U.S. Treasury Notes, 0.50%, 11/30/12(2)	840,000	837,867
U.S. Treasury Notes, 1.125%, 12/15/12(2)	4,500,000	4,533,399
U.S. Treasury Notes, 1.375%, 3/15/13(2)	7,000,000	7,077,399
U.S. Treasury Notes, 1.125%, 6/15/13(2)	4,500,000	4,519,337
U.S. Treasury Notes, 1.25%, 2/15/14(2)	4,400,000	4,399,657
U.S. Treasury Notes, 1.25%, 3/15/14(2)	10,000,000	9,989,060
TOTAL U.S. TREASURY SECURITIES (Cost $95,952,150)		96,257,356
U.S. Government Agency Securities and Equivalents — 9.6%
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 5.2%
FHLMC, 2.125%, 9/21/12(2)	1,500,000	1,532,967
FHLMC, 0.625%, 12/28/12	2,000,000	1,996,070
FHLMC, 1.625%, 4/15/13(2)	2,000,000	2,030,360

15

Principal Amount	Value
FHLMC, 2.875%, 2/9/15(2)	$6,500,000	$6,729,944
FNMA, 0.50%, 10/30/12	5,000,000	4,985,675
FNMA, 1.00%, 9/23/13	2,000,000	1,991,010
FNMA, 2.375%, 4/11/16(2)	580,000	578,031
		19,844,057
GOVERNMENT-BACKED CORPORATE BONDS(4) — 4.4%
Ally Financial, Inc., 1.75%, 10/30/12(2)	1,500,000	1,524,791
Ally Financial, Inc., 2.20%, 12/19/12(2)	1,500,000	1,536,451
Bank of America Corp., 3.125%, 6/15/12(2)	1,100,000	1,134,340
Citigroup Funding, Inc., 1.875%, 10/22/12	1,200,000	1,222,444
Citigroup Funding, Inc., 1.875%, 11/15/12(2)	2,000,000	2,037,510
General Electric Capital Corp., 2.625%, 12/28/12(2)	2,470,000	2,548,889
Goldman Sachs Group, Inc. (The), 3.25%, 6/15/12(2)	1,900,000	1,963,065
JPMorgan Chase & Co., 2.125%, 12/26/12(2)	1,500,000	1,536,567
Morgan Stanley, 1.95%, 6/20/12(2)	2,000,000	2,036,762
State Street Corp., 2.15%, 4/30/12(2)	500,000	508,934
U.S. Bancorp., 1.80%, 5/15/12	1,000,000	1,015,029
		17,064,782
TOTAL U.S. GOVERNMENT AGENCY SECURITIES AND EQUIVALENTS (Cost $36,677,877)		36,908,839
Commercial Mortgage-Backed Securities(5) — 7.7%
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A3 SEQ, 4.43%, 11/10/39(2)	602,946	605,651
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42(2)	1,100,000	1,111,529
Bear Stearns Commercial Mortgage Securities, Inc., Series 1999 WF2, Class C, VRN, 7.46%, 4/1/11	316,217	316,021
Commercial Mortgage Pass-Through Certificates, Series 2004 LB2A, Class A3 SEQ, 4.22%, 3/10/39(2)	218,104	218,915
Commercial Mortgage Pass-Through Certificates, Series 2004 LB3A, Class A4 SEQ, VRN, 5.23%, 4/1/11(2)	800,000	820,893
First Union National Bank Commercial Mortgage, Series 2000 C1, Class C, VRN, 8.09%, 4/1/11(2)	$318,286	$317,956
GE Capital Commercial Mortgage Corp., Series 2005 C3, Class A5, VRN, 4.98%, 4/1/11(2)	400,000	410,597
Greenwich Capital Commercial Funding Corp., Series 2004 GG1, Class B, VRN, 5.43%, 4/1/11(2)	452,000	473,538
Greenwich Capital Commercial Funding Corp., Series 2005 GG3, Class A4, VRN, 4.80%, 4/1/11(2)	700,000	738,371
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3 SEQ, 4.57%, 8/10/42(2)	950,000	958,771
GS Mortgage Securities Corp. II, Series 2004 GG2, Class A4 SEQ, 4.96%, 8/10/38(2)	1,075,000	1,086,741
GS Mortgage Securities Corp. II, Series 2004 GG2, Class A6 SEQ, VRN, 5.40%, 4/1/11(2)	1,600,000	1,713,638
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A2 SEQ, 4.475%, 7/10/39(2)	1,240,790	1,239,834
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A4 SEQ, 4.76%, 7/10/39(2)	700,000	730,050
GS Mortgage Securities Corp. II, Series 2005 GG4, Class A4A SEQ, 4.75%, 7/10/39(2)	925,000	973,109
LB-UBS Commercial Mortgage Trust, Series 2002 C1, Class B, VRN, 6.58%, 4/11/11(2)	700,000	726,518
LB-UBS Commercial Mortgage Trust, Series 2003 C5, Class A3 SEQ, 4.25%, 7/15/27(2)	763,314	788,952
LB-UBS Commercial Mortgage Trust, Series 2004 C1, Class A4 SEQ, 4.57%, 1/15/31(2)	1,065,000	1,117,600
LB-UBS Commercial Mortgage Trust, Series 2004 C2, Class A4 SEQ, 4.37%, 3/15/36(2)	1,400,000	1,460,156

16

Principal Amount	Value
LB-UBS Commercial Mortgage Trust, Series 2004 C4, Class A4, VRN, 5.50%, 4/11/11(2)	$600,000	$642,776
LB-UBS Commercial Mortgage Trust, Series 2005 C2, Class A2 SEQ, 4.82%, 4/15/30(2)	63,834	63,872
LB-UBS Commercial Mortgage Trust, Series 2005 C2, Class A4 SEQ, 5.00%, 4/15/30	1,800,000	1,840,474
LB-UBS Commercial Mortgage Trust, Series 2005 C3, Class A3 SEQ, 4.65%, 7/15/30(2)	1,245,000	1,262,714
LB-UBS Commercial Mortgage Trust, Series 2005 C5, Class AM, VRN, 5.02%, 4/11/11(2)	700,000	719,432
Morgan Stanley Capital I, Series 2001 T5, Class A4 SEQ, 6.39%, 10/15/35(2)	3,338,892	3,402,054
Morgan Stanley Capital I, Series 2003 T11, Class A3 SEQ, 4.85%, 6/13/41(2)	551,092	559,840
Morgan Stanley Capital I, Series 2005 HQ6, Class A2A SEQ, 4.88%, 8/13/42(2)	493,363	498,748
PNC Mortgage Acceptance Corp., Series 2001 C1, Class A2 SEQ, 6.36%, 3/12/34(2)	41,322	41,302
Wachovia Bank Commercial Mortgage Trust, Series 2003 C3, Class A2 SEQ, 4.87%, 2/15/35(2)	700,000	731,183
Wachovia Bank Commercial Mortgage Trust, Series 2004 C11, Class A3 SEQ, 4.72%, 1/15/41(2)	93,994	94,989
Wachovia Bank Commercial Mortgage Trust, Series 2004 C12, Class A3, VRN, 5.23%, 4/1/11(2)	875,000	889,017
Wachovia Bank Commercial Mortgage Trust, Series 2004 C15, Class A3 SEQ, 4.50%, 10/15/41(2)	400,000	411,433
Wachovia Bank Commercial Mortgage Trust, Series 2005 C20, Class A6A, VRN, 5.11%, 4/1/11(2)	2,600,000	2,693,529
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $29,679,304)		29,660,203
Collateralized Mortgage Obligations(5) — 7.5%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 3.4%
Banc of America Mortgage Securities, Inc., Series 2004-4, Class 2A1 SEQ, 5.50%, 5/25/34(2)	$309,049	$311,919
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19(2)	500,605	504,911
Chase Mortgage Finance Corp., Series 2005 A1, Class 2A2 SEQ, VRN, 2.95%, 4/1/11(2)	246,774	240,339
Citicorp Mortgage Securities, Inc., Series 2003-6, Class 1A2 SEQ, 4.50%, 5/25/33	259,453	264,606
Citicorp Mortgage Securities, Inc., Series 2006-4, Class 1A7 SEQ, 6.00%, 8/25/36	772,431	771,838
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003 J13, Class 1A1 SEQ, 5.25%, 1/25/34(2)	100,023	99,986
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-35, Class 1A3 SEQ, 5.00%, 9/25/18(2)	427,983	442,348
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	594,441	627,389
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35(2)	207,222	206,657
Credit Suisse First Boston Mortgage Securities Corp., Series 2003 AR28, Class 2A1, VRN, 2.80%, 4/1/11(2)	79,536	75,057
First Horizon Mortgage Pass Through Trust, Series 2004-2, Class 1A2 SEQ, 5.50%, 5/25/34(2)	122,830	122,693
GSR Mortgage Loan Trust, Series 2005 6F, Class 3A15, 5.50%, 7/25/35(2)	558,925	567,756
J.P. Morgan Mortgage Trust, Series 2004 S2, Class 1A3 SEQ, 4.75%, 11/25/19	527,073	538,141

17

Principal Amount	Value
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33(2)	$777,487	$821,680
Residential Funding Mortgage Securities I, Series 2006 S10, Class 2A1 SEQ, 5.50%, 10/25/21(2)	731,914	741,256
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-17, Class 1A14, 5.25%, 1/25/34(2)	748,714	777,403
Wells Fargo Mortgage-Backed Securities Trust, Series 2004 A, Class A1, VRN, 4.85%, 4/1/11(2)	824,125	858,672
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/34(2)	755,336	798,111
Wells Fargo Mortgage-Backed Securities Trust, Series 2005 AR16, Class 4A6, VRN, 2.89%, 4/1/11(2)	900,826	895,232
Wells Fargo Mortgage-Backed Securities Trust, Series 2005 AR2, Class 2A2, VRN, 2.74%, 4/1/11	918,958	834,415
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-2, Class 1A1, SEQ, 5.50%, 4/25/35	775,984	790,895
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	403,143	407,891
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-3, Class A9 SEQ, 5.50%, 3/25/36	513,975	521,628
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A15 SEQ, 6.00%, 8/25/36(2)	320,820	323,493
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	571,594	596,162
		13,140,478
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 4.1%
FHLMC, Series 2430, Class QC, 5.50%, 2/15/17(2)	335,847	358,217
FHLMC, Series 2642, Class AR, 4.50%, 7/15/23	1,292,437	1,366,761
FHLMC, Series 2670, Class J SEQ, 4.00%, 6/15/16	$85,620	$86,218
FHLMC, Series 2706, Class BL SEQ, 3.50%, 11/15/18	1,000,000	1,029,562
FHLMC, Series 2713, Class G SEQ, 4.00%, 8/15/16	242,994	246,017
FHLMC, Series 2854, Class DJ SEQ, 4.00%, 8/15/17	262,227	267,602
FHLMC, Series 2899, Class HA SEQ, 4.00%, 5/15/19	836,392	875,417
FHLMC, Series 2958, Class QC, 4.50%, 9/15/18	444,929	457,838
FHLMC, Series 2989, Class CN, 4.50%, 2/15/23	719,983	742,116
FNMA, Series 2003-123, Class AY SEQ, 4.00%, 12/25/18	1,000,000	1,052,497
FNMA, Series 2003-125, Class AY SEQ, 4.00%, 12/25/18	2,000,000	2,105,105
FNMA, Series 2003-128, Class NG, 4.00%, 1/25/19	1,000,000	1,055,779
FNMA, Series 2004-17, Class CJ SEQ, 4.00%, 4/25/19	2,500,000	2,661,228
FNMA, Series 2004-32, Class AY SEQ, 4.00%, 5/25/19	2,165,000	2,304,467
FNMA, Series 2005-47, Class AN SEQ, 5.00%, 12/25/16(2)	11,669	11,708
FNMA, Series 2006-4, Class A SEQ, 6.00%, 11/25/22(2)	28,809	29,152
FNMA, Series 2006-77, Class PD, 6.50%, 10/25/30(2)	769,213	778,648
GNMA, Series 2009-61, Class PA, 5.00%, 2/16/32	548,092	569,187
		15,997,519
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $29,146,383)		29,137,997
Sovereign Governments & Agencies — 5.8%
GERMANY — 5.7%
German Federal Republic, 3.50%, 4/12/13 EUR 15,050,000		22,052,143
NORWAY — 0.1%
Government of Norway, 6.00%, 5/16/11 NOK 1,700,000		308,680
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES (Cost $21,169,240)		22,360,823

18

Principal Amount	Value
Municipal Securities — 0.6%
California GO, 5.25%, 4/1/14(2)	$1,000,000	$1,056,140
Illinois GO, 4.42%, 1/1/15(2)	1,000,000	999,290
Irvine Ranch Water District Joint Powers Agency Rev., (Taxable Issue 2), 2.61%, 3/15/14(2)(6)	400,000	407,188
TOTAL MUNICIPAL SECURITIES (Cost $2,403,377)		2,462,618
Asset-Backed Securities(5) — 0.4%
CenterPoint Energy Transition Bond Co. LLC, Series 2009-1, Class A1 SEQ, 1.83%, 2/15/16	579,922	586,720
Entergy Texas Restoration Funding LLC, Series 2009 A, Class A1 SEQ, 2.12%, 2/1/16(2)	814,689	829,345
TOTAL ASSET-BACKED SECURITIES (Cost $1,395,111)		1,416,065
U.S. Government Agency Mortgage-Backed Securities(5) — 0.1%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(3)
FNMA, VRN, 5.50%, 3/1/12(2)	$43,951	$46,635
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.1%
FHLMC, 5.50%, 12/1/36(2)	58,092	62,275
FNMA, 5.00%, 7/1/20(2)	144,257	154,230
FNMA, 5.50%, 7/1/36(2)	47,458	50,867
		267,372
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $294,096)		314,007
Temporary Cash Investments — 3.3%
Repurchase Agreement, Goldman Sachs Group, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 11/15/39, valued at $12,984,389), in a joint trading account at 0.03%, dated 3/31/11, due 4/1/11 (Delivery value $12,706,010) (Cost $12,706,000)		12,706,000
TOTAL INVESTMENT SECURITIES — 99.3% (Cost $378,703,254)		382,467,288
OTHER ASSETS AND LIABILITIES — 0.7%		2,590,780
TOTAL NET ASSETS — 100.0%		$385,058,068

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
16,302,206	EUR for USD	Barclays Bank plc	4/28/11	$23,094,357	$(947,810)

(Value on Settlement Date $22,146,547)

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
147	U.S. Treasury 5-Year Notes	June 2011	$17,167,992	$7,705

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
169	U.S. Treasury 2-Year Notes	June 2011	$36,863,125	$(13,596)

19

Swap Agreements
Notional Amount	Description of Agreement	Premiums Paid (Received)	Value
CREDIT DEFAULT — SELL PROTECTION
$261,000	Receive quarterly a fixed rate equal to 5.00% per annum multiplied by the notional amount and pay Barclays Bank plc upon each default event of one of the issues of CDX North America High Yield 11 Index, par value of the proportional notional amount. Expires December 2013.*	$(32,293)	$15,771

* The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.

The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity’s credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

Notes to Schedule of Investments

CDX = Credit Derivative Indexes

Equivalent = Security whose principal payments are backed by the full faith and credit of the United States

EUR = Euro

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers, Inc. — UBS AG

MASTR = Mortgage Asset Securitization Transactions, Inc.

NOK = Norwegian Krone

SEQ = Sequential Payer

USD = United States Dollar

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)
Security was purchased under Rule 144A or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $11,495,778, which represented 3.0% of total net assets.

(2)	Security, or a portion thereof, has been segregated for futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $54,293,000.

(3)	Category is less than 0.05% of total net assets.

(4)
The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

(5)	Final maturity date indicated, unless otherwise noted.

(6)	Escrowed to maturity in U.S. government securities or state and local government securities.

See Notes to Financial Statements.

20

Statement of Assets and Liabilities

MARCH 31, 2011
Assets
Investment securities, at value (cost of $378,703,254)	$382,467,288
Foreign currency holdings, at value (cost of $502,788)	513,426
Receivable for investments sold	318,248
Receivable for capital shares sold	564,815
Swap agreements, at value (including net premiums paid (received) of $(32,293))	15,771
Interest receivable	3,428,334
387,307,882

Liabilities
Disbursements in excess of demand deposit cash	2,447
Payable for investments purchased	327,220
Payable for capital shares redeemed	612,649
Payable for variation margin on futures contracts	17,453
Unrealized loss on forward foreign currency exchange contracts	947,810
Accrued management fees	189,749
Distribution and service fees payable	63,075
Dividends payable	89,411
2,249,814

Net Assets	$385,058,068

Net Assets Consist of:
Capital paid in	$381,256,261
Undistributed net investment income	892,230
Undistributed net realized gain	1,960
Net unrealized appreciation	2,907,617
$385,058,068

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$179,159,436	17,043,661	$10.51
Institutional Class	$44,932,403	4,274,943	$10.51
A Class	$115,063,348	10,946,511	$10.51	*
B Class	$894,874	85,167	$10.51
C Class	$42,874,986	4,077,558	$10.51
R Class	$2,133,021	202,813	$10.52

*Maximum offering price $10.75 (net asset value divided by 0.9775)

See Notes to Financial Statements.

21

Statement of Operations

YEAR ENDED MARCH 31, 2011
Investment Income (Loss)
Income:
Interest	$7,931,136
Dividends	186,522
8,117,658

Expenses:
Management fees	1,987,908
Distribution and service fees:
A Class	293,694
B Class	10,719
C Class	400,898
R Class	6,091
Trustees’ fees and expenses	11,932
Other expenses	13,036
2,724,278

Net investment income (loss)	5,393,380

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	3,411,619
Futures contract transactions	(206,668)
Swap agreement transactions	22,973
Foreign currency transactions	(1,815,505)
1,412,419

Change in net unrealized appreciation (depreciation) on:
Investments	993,470
Futures contracts	(11,904)
Swap agreements	1,121
Translation of assets and liabilities in foreign currencies	(898,048)
84,639

Net realized and unrealized gain (loss)	1,497,058

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,890,438

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2011 AND MARCH 31, 2010
Increase (Decrease) in Net Assets	2011	2010
Operations
Net investment income (loss)	$5,393,380	$2,798,562
Net realized gain (loss)	1,412,419	1,021,432
Change in net unrealized appreciation (depreciation)	84,639	2,031,952
Netincrease (decrease) in net assets resulting from operations	6,890,438	5,851,946

Distributions to Shareholders
From net investment income:
Investor Class	(2,732,627)	(999,563)
Institutional Class	(704,041)	(11,885)
A Class	(1,908,227)	(1,609,308)
B Class	(9,566)	(15,592)
C Class	(346,567)	(215,587)
R Class	(16,258)	(4,581)
From net realized gains:
Investor Class	(170,107)	(342,473)
Institutional Class	(51,028)	(3,147)
A Class	(123,791)	(538,336)
B Class	(964)	(8,012)
C Class	(43,769)	(112,978)
R Class	(2,029)	(2,739)
Decrease in net assets from distributions	(6,108,974)	(3,864,201)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	159,851,355	135,777,800

Net increase (decrease) in net assets	160,632,819	137,765,545

Net Assets
Beginning of period	224,425,249	86,659,704
End of period	$385,058,068	$224,425,249

Accumulated undistributed net investment income (loss)	$892,230	$(52,148)

See Notes to Financial Statements.

23

Notes to Financial Statements

MARCH 31, 2011

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek to maximize total return. As a secondary objective, the fund seeks a high level of income. The fund pursues its objectives by investing at least 65% of its assets in investment-grade, non-money market debt securities and up to 35% of its assets in high-yield and/or emerging markets debt securities.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

24

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Exchange-Traded Funds — The fund may invest in exchange-traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

25

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

26

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended March 31, 2011 was 0.60% for the Investor Class, A Class, B Class, C Class and R Class and 0.40% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2011 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC. ACIM owns 10% of the fund’s outstanding shares.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2011, totaled $372,942,112, of which $200,790,541 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2011, totaled $230,193,514, of which $156,844,201 represented U.S. Treasury and Government Agency obligations.

27

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2011		Year ended March 31, 2010
	Shares	Amount	Shares	Amount
Investor Class
Sold	16,380,503	$172,579,511	10,374,463	$108,279,302
Issued in reinvestment of distributions	234,998	2,477,741	105,366	1,101,311
Redeemed	(8,523,681)	(89,833,748)	(2,900,523)	(30,267,782)
	8,091,820	85,223,504	7,579,306	79,112,831
Institutional Class
Sold	6,874,785	72,564,391	137,962	1,440,900
Issued in reinvestment of distributions	71,555	755,056	1,438	15,032
Redeemed	(2,800,189)	(29,573,528)	(18,836)	(196,884)
	4,146,151	43,745,919	120,564	1,259,048
A Class
Sold	8,566,366	90,234,498	9,612,528	100,184,039
Issued in reinvestment of distributions	145,147	1,530,210	174,504	1,821,478
Redeemed	(7,259,327)	(76,520,168)	(6,269,041)	(65,288,838)
	1,452,186	15,244,540	3,517,991	36,716,679
B Class
Sold	19,586	205,763	45,438	472,693
Issued in reinvestment of distributions	641	6,754	1,097	11,442
Redeemed	(52,930)	(557,025)	(33,496)	(347,893)
	(32,703)	(344,508)	13,039	136,242
C Class
Sold	3,004,986	31,650,870	2,388,609	24,934,431
Issued in reinvestment of distributions	25,228	266,038	20,294	212,087
Redeemed	(1,673,127)	(17,644,716)	(666,963)	(6,962,939)
	1,357,087	14,272,192	1,741,940	18,183,579
R Class
Sold	200,713	2,120,825	45,769	479,155
Issued in reinvestment of distributions	1,725	18,202	695	7,262
Redeemed	(40,871)	(429,319)	(11,158)	(116,996)
	161,567	1,709,708	35,306	369,421
Net increase (decrease)	15,176,108	$159,851,355	13,008,146	$135,777,800

28

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Corporate Bonds	—	$151,243,380	—
U.S. Treasury Securities	—	96,257,356	—
U.S. Government Agency Securities and Equivalents	—	36,908,839	—
Commercial Mortgage-Backed Securities	—	29,660,203	—
Collateralized Mortgage Obligations	—	29,137,997	—
Sovereign Governments & Agencies	—	22,360,823	—
Municipal Securities	—	2,462,618	—
Asset-Backed Securities	—	1,416,065	—
U.S. Government Agency Mortgage-Backed Securities	—	314,007	—
Temporary Cash Investments	—	12,706,000	—
Total Value of Investment Securities	—	$382,467,288	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(947,810)	—
Futures Contracts	$(5,891)	—	—
Swap Agreements	—	48,064	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$(5,891)	$(899,746)	—

29

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/ seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund began investing in foreign currency risk derivative instruments in June 2010. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume since June 2010.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

30

Value of Derivative Instruments as of March 31, 2011
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$15,771	Swap agreements	—
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	—	Unrealized loss on forward foreign currency exchange contracts	$947,810
Interest Rate Risk	Receivable for variation margin on futures contracts	—	Payable for variation margin on futures contracts	17,453
		$15,771		$965,263
Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2011
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$ 22,973	Change in net unrealized appreciation (depreciation) on swap agreements	$ 1,121
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(1,819,381)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(947,810)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(206,668)	Change in net unrealized appreciation (depreciation) on futures contracts	(11,904)
		$(2,003,076)		$(958,593)

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 were as follows:

	2011	2010
Distributions Paid From
Ordinary income	$6,106,993	$3,777,018
Long-term capital gains	$1,981	$87,183

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

31

As of March 31, 2011, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$378,717,403
Gross tax appreciation of investments	$4,446,184
Gross tax depreciation of investments	(696,299)
Net tax appreciation (depreciation) of investments	$3,749,885
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$96,849
Other book-to-tax adjustments	$(154,167)
Net tax appreciation (depreciation)	$3,692,567
Undistributed ordinary income	$892,665
Accumulated capital losses	$(604,353)
Capital loss deferral	$(179,072)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts and futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2019.

The capital loss deferral represents net capital losses incurred in the five-month period ended March 31, 2011. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies.The changes are generally effective for taxable years beginning after the date of enactment.Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date.As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

32

Notes to Financial Statements

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2011	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.46	$10.26	$10.26	$10.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.19	0.23	0.29	0.45	0.15
Net Realized and Unrealized Gain (Loss)	0.07	0.27	0.14	0.25	—	(3)
Total From Investment Operations	0.26	0.50	0.43	0.70	0.15
Distributions
From Net Investment Income	(0.20)	(0.24)	(0.35)	(0.44)	(0.15)
From Net Realized Gains	(0.01)	(0.06)	(0.08)	—	—
Total Distributions	(0.21)	(0.30)	(0.43)	(0.44)	(0.15)
Net Asset Value, End of Period	$10.51	$10.46	$10.26	$10.26	$10.00

Total Return(4)	2.48%	4.98%	4.29%	7.17%	1.46%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.61%	0.61%	0.62%	0.62%	0.62	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.77%	2.25%	2.90%	4.42%	4.48	%(5)
Portfolio Turnover Rate	72%	111%	182%	113%	157%
Net Assets, End of Period (in thousands)	$179,159	$93,643	$14,083	$2,301	$1,700

(1)	November 30, 2006 (fund inception) through March 31, 2007.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

33

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2011	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.46	$10.26	$10.26	$10.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.20	0.25	0.37	0.47	0.15
Net Realized and Unrealized Gain (Loss)	0.08	0.27	0.08	0.25	—	(3)
Total From Investment Operations	0.28	0.52	0.45	0.72	0.15
Distributions
From Net Investment Income	(0.22)	(0.26)	(0.37)	(0.46)	(0.15)
From Net Realized Gains	(0.01)	(0.06)	(0.08)	—	—
Total Distributions	(0.23)	(0.32)	(0.45)	(0.46)	(0.15)
Net Asset Value, End of Period	$10.51	$10.46	$10.26	$10.26	$10.00

Total Return(4)	2.69%	5.19%	4.49%	7.38%	1.52%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.41%	0.41%	0.42%	0.42%	0.42	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.97%	2.45%	3.10%	4.62%	4.68	%(5)
Portfolio Turnover Rate	72%	111%	182%	113%	157%
Net Assets, End of Period (in thousands)	$44,932	$1,348	$84	$1,818	$1,693

(1)	November 30, 2006 (fund inception) through March 31, 2007.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

34

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2011	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.46	$10.26	$10.26	$10.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.16	0.21	0.26	0.42	0.14
Net Realized and Unrealized Gain (Loss)	0.07	0.27	0.15	0.25	—	(3)
Total From Investment Operations	0.23	0.48	0.41	0.67	0.14
Distributions
From Net Investment Income	(0.17)	(0.22)	(0.33)	(0.41)	(0.14)
From Net Realized Gains	(0.01)	(0.06)	(0.08)	—	—
Total Distributions	(0.18)	(0.28)	(0.41)	(0.41)	(0.14)
Net Asset Value, End of Period	$10.51	$10.46	$10.26	$10.26	$10.00

Total Return(4)	2.23%	4.72%	4.03%	6.91%	1.37%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.86%	0.86%	0.87%	0.87%	0.87	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.52%	2.00%	2.65%	4.17%	4.23	%(5)
Portfolio Turnover Rate	72%	111%	182%	113%	157%
Net Assets, End of Period (in thousands)	$115,063	$99,307	$61,314	$4,559	$1,690

(1)	November 30, 2006 (fund inception) through March 31, 2007.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

35

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2011	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.46	$10.26	$10.26	$10.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.09	0.13	0.27	0.35	0.11
Net Realized and Unrealized Gain (Loss)	0.06	0.27	0.06	0.25	—	(3)
Total From Investment Operations	0.15	0.40	0.33	0.60	0.11
Distributions
From Net Investment Income	(0.09)	(0.14)	(0.25)	(0.34)	(0.11)
From Net Realized Gains	(0.01)	(0.06)	(0.08)	—	—
Total Distributions	(0.10)	(0.20)	(0.33)	(0.34)	(0.11)
Net Asset Value, End of Period	$10.51	$10.46	$10.26	$10.26	$10.00

Total Return(4)	1.47%	3.94%	3.25%	6.11%	1.13%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.61%	1.61%	1.62%	1.62%	1.62	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.77%	1.25%	1.90%	3.42%	3.48	%(5)
Portfolio Turnover Rate	72%	111%	182%	113%	157%
Net Assets, End of Period (in thousands)	$895	$1,232	$1,075	$1,834	$1,686

(1)	November 30, 2006 (fund inception) through March 31, 2007.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

36

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2011	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.46	$10.26	$10.26	$10.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.08	0.13	0.21	0.34	0.11
Net Realized and Unrealized Gain (Loss)	0.07	0.27	0.12	0.26	—	(3)
Total From Investment Operations	0.15	0.40	0.33	0.60	0.11
Distributions
From Net Investment Income	(0.09)	(0.14)	(0.25)	(0.34)	(0.11)
From Net Realized Gains	(0.01)	(0.06)	(0.08)	—	—
Total Distributions	(0.10)	(0.20)	(0.33)	(0.34)	(0.11)
Net Asset Value, End of Period	$10.51	$10.46	$10.26	$10.26	$10.00

Total Return(4)	1.47%	3.94%	3.25%	6.11%	1.13%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.61%	1.61%	1.62%	1.62%	1.62	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.77%	1.25%	1.90%	3.42%	3.48	%(5)
Portfolio Turnover Rate	72%	111%	182%	113%	157%
Net Assets, End of Period (in thousands)	$42,875	$28,464	$10,042	$3,006	$1,686

(1)	November 30, 2006 (fund inception) through March 31, 2007.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

37

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2011	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.46	$10.26	$10.26	$10.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.13	0.18	0.33	0.40	0.13
Net Realized and Unrealized Gain (Loss)	0.09	0.27	0.05	0.25	—	(3)
Total From Investment Operations	0.22	0.45	0.38	0.65	0.13
Distributions
From Net Investment Income	(0.15)	(0.19)	(0.30)	(0.39)	(0.13)
From Net Realized Gains	(0.01)	(0.06)	(0.08)	—	—
Total Distributions	(0.16)	(0.25)	(0.38)	(0.39)	(0.13)
Net Asset Value, End of Period	$10.52	$10.46	$10.26	$10.26	$10.00

Total Return(4)	2.07%	4.46%	3.77%	6.64%	1.29%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.11%	1.11%	1.12%	1.12%	1.12	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.27%	1.75%	2.40%	3.92%	3.98	%(5)
Portfolio Turnover Rate	72%	111%	182%	113%	157%
Net Assets, End of Period (in thousands)	$2,133	$432	$61	$1,801	$1,689

(1)	November 30, 2006 (fund inception) through March 31, 2007.

(2)	Computed using average shares outstanding throughout the period.

(3)	Per-share amount was less than $0.005.

(4)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(5)	Annualized.

See Notes to Financial Statements.

38

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and Shareholders of the Short Duration Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short Duration Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 19, 2011

39

Proxy Voting Results

A special meeting of shareholders was held on June 16, 2010, to vote on the following proposals. Each proposal received the required number of votes and was adopted. A summary of voting results is listed below each proposal.

Proposal 1:

To elect one Trustee to the Board of Trustees of American Century Investment Trust (the proposal was voted on by all shareholders of funds issued by American Century Investment Trust):

Frederick L.A. Grauer	For:	6,489,609,552
	Withhold:	205,862,380
	Abstain:	0
	Broker Non-Vote:	0

The other trustees whose term of office continued after the meeting include Jonathan S. Thomas, John Freidenrich, Ronald J. Gilson, Peter F. Pervere, Myron S. Scholes, and John B. Shoven.

Proposal 2:

To approve a management agreement between the fund and American Century Investment Management, Inc.:

Investor, A, B, C and R Classes	For:	106,420,646
	Against:	1,387,096
	Abstain:	3,052,948
	Broker Non-Vote:	34,195,430

Institutional Class	For:	845,118
	Against:	0
	Abstain:	0
	Broker Non-Vote:	448,703

40

Management

The Board of Trustees

The individuals listed below serve as trustees of the fund. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee, other than Mr. Thomas, is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (investment advisory services)(2006 to present); Fellow in Practice, International Center for Finance, Yale University School of Management (1985 to present); Chief Executive Officer, Tribeca Global Management LLC (2004 to 2006)	40	None
John Freidenrich (1937)	Trustee	Since 2005	Founder, Member and Manager, Regis Management Company, LLC (investment management firm) (April 2004 to present)	40	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	40	None

41

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	40	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	40	Cadence Design Systems; Exponent; Financial Engines; Watson Wyatt Worldwide (2002 to 2006)

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	104	None

42

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Officers
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2001
Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as Vice President, ACIM and ACS

Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

43

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

44

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $1,981, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2011.

The fund hereby designates $387,319 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

45

Notes

46

Notes

47

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Investment Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-71456   1105

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2010:                    $186,212
FY 2011:                    $174,762

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2010: $0 FY 2011: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2010: $0 FY 2011: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2010:                    $0
FY 2011:                    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2010:                    $0
FY 2011:                    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2010: $0 FY 2011: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2010: $0 FY 2011: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2010:                    $176,524
FY 2011:                    $157,460

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Investment Trust

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	May 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	May 27, 2011

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	May 27, 2011